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PROSPECTUS

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[TS&W LOGO]                                                      [CLAYMORE LOGO]
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                                  $120,000,000
                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
                    AUCTION MARKET PREFERRED SHARES ("AMPS")
                            2,400 SHARES, SERIES M7
                            2,400 SHARES, SERIES T28
                    LIQUIDATION PREFERENCE $25,000 PER SHARE
                               ------------------
    INVESTMENT OBJECTIVE. TS&W / Claymore Tax-Advantaged Balanced Fund (the "Fund") is a recently organized, diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. An investment in the Fund is not appropriate for all investors, and we cannot assure you that the Fund's objective will be achieved.

    The Fund is offering 2,400 shares of Series M7 AMPS and 2,400 shares of Series T28 AMPS. The series of shares are collectively referred to in this prospectus as "AMPS." The AMPS have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The AMPS also have priority over the Fund's common shares of beneficial interest ("Common Shares") as to distribution of assets as described in this prospectus. It is a condition of closing this offering that the AMPS be offered with a rating of "Aaa" from Moody's Investors Service, Inc. ("Moody's") and "AAA" from Fitch Ratings ("Fitch").

    PORTFOLIO CONTENTS. The Fund seeks to achieve its objective by investing in a pool of assets that generate income that is either exempt from regular federal income tax or qualifies for federal income taxation at long-term capital gains rates ("tax-advantaged income"), while also offering the potential for capital appreciation through exposure to the equity markets. Under normal market conditions, the Fund seeks to achieve its investment objective by investing in a portfolio of assets consisting primarily of (i) municipal securities (as defined herein), the interest on which is exempt from regular federal income tax, and which is not a preference item for purposes of the alternative minimum tax and
(ii) common stocks and preferred securities ("equity securities") that are eligible to pay dividends which, for individual shareholders, qualify for federal income taxation at rates applicable to long-term capital gains, which are currently taxed at a maximum rate of 15% ("tax-qualified dividends"). Distributions from sources other than interest income from the Fund's portfolio of municipal securities, including capital gain distributions, are not exempt from regular federal income tax. Under normal market conditions, the Fund will invest at least 50%, and may invest up to 60%, of its total assets in municipal securities. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 50%, of its total assets in equity securities and other income securities. Under normal market conditions, the Fund will invest at least 25% of its total assets in equity securities.
                                                   (CONTINUED ON FOLLOWING PAGE)

    INVESTING IN AMPS INVOLVES RISKS THAT ARE DESCRIBED IN THE "RISKS" SECTION BEGINNING ON PAGE 47 OF THIS PROSPECTUS. THE MINIMUM PURCHASE AMOUNT OF THE AMPS IS $25,000.
                               ------------------

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                                                         PER SHARE    TOTAL(1)
                                                         ---------    --------
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Public offering price..................................    $25,000  $120,000,000
Sales load.............................................       $250    $1,200,000
Proceeds, before expenses, to the Fund (1).............    $24,750  $118,800,000
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    (1)  Not including offering expenses payable by the Fund which are estimated to be approximately $350,000

    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

    The underwriter is offering the AMPS subject to various conditions. The AMPS will be ready for delivery in book-entry form only, through the facilities of The Depository Trust Company to purchasers on or about July 7, 2004.
                               ------------------
                              MERRILL LYNCH & CO.
                               ------------------

                  The date of this prospectus is July 1, 2004.
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(CONTINUED FROM PREVIOUS PAGE)

    The Fund may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below-investment grade municipal securities. The Fund will not invest more than 20% of its total assets in fixed income securities, including municipal securities, rated below investment grade at the time of acquisition (that is, rated Ba or lower by Moody's or BB or lower by Standard & Poor's Rating Group, a division of The McGraw-Hill Company, Inc. ("S&P") or, if unrated, determined by the Fund's investment adviser or investment sub-adviser, as applicable, to be of comparable credit quality). Securities of below-investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds" or "high yield securities." The Fund's investment adviser may utilize a variety of hedging strategies to seek to protect the value of the Fund's municipal securities against the volatility of interest rate changes and other market movements. Such hedging strategies may, however, result in income or gain to the Fund that is not tax-advantaged income.

    INVESTMENT ADVISER AND INVESTMENT SUB-ADVISER. The Fund's investment adviser is Claymore Advisors, LLC (the "Investment Adviser"). The Investment Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters, and is directly responsible for the day-to-day portfolio management of the portion of the Fund's assets allocated for investment in municipal securities. Thompson, Siegel & Walmsley, Inc. (the "Investment Sub-Adviser") serves as investment sub-adviser to the Fund and is responsible for the day-to-day portfolio management of the portion of the Fund's assets allocated for investment in equity securities and other income-producing securities.

    Capitalized terms not otherwise defined are defined in the Glossary that appears at the end of this prospectus. The AMPS are offered at a price per share of $25,000 subject to a sales load of $250 per share.

    The Applicable Rate for the Initial Rate Period will be 1.52% for Series M7 and 1.55% for Series T28. The Initial Rate Period is from the Date of Original Issue through July 19, 2004 for Series M7 and August 3, 2004 for Series T28 (each, an "Initial Dividend Payment Date"). For Subsequent Rate Periods, AMPS pay dividends based on a rate set at Auction, usually held weekly in the case of Series M7 and or once every 28 days in the case of Series T28. Prospective purchasers should carefully review the Auction Procedures described in this prospectus and should note: (1) a buy order (called a "Bid") or sell order is a commitment to buy or sell AMPS based on the results of an Auction; and
(2) purchases and sales will be settled on the next Business Day after the Auction.

    The AMPS are redeemable, in whole or in part, at the option of the Fund on any Dividend Payment Date for the AMPS, and will be subject to mandatory redemption in certain circumstances, in each case at a redemption price of $25,000 per share, plus accumulated but unpaid dividends to the date of redemption, plus a premium in certain circumstances.

    The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an Auction with or through a Broker-Dealer that has entered into an agreement with the Auction Agent or in a secondary market maintained by certain Broker-Dealers. These Broker-Dealers are not required to maintain this market, and it may not provide you with liquidity.

    The AMPS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

    This prospectus sets forth concisely information you should know before investing. Please read this prospectus before deciding whether to invest and retain this prospectus for future reference. A Statement of Additional Information for the Fund dated July 1, 2004 has been filed with the Securities and Exchange Commission and can be obtained without charge by calling 1-800-345-7999 or by writing to the Fund. The table of contents to the Statement of Additional Information is located at page 90 of this prospectus. This prospectus incorporates by reference the entire Statement of Additional Information of the Fund. The Statement of Additional Information is available along with other Fund-related materials at the Securities and Exchange Commission's internet web site at http://www.sec.gov. The Fund's address is 210 North Hale Street, Wheaton, Illinois 60187, and its telephone number is 1-630-784-6300.
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                               TABLE OF CONTENTS

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                                                                        PAGE
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Prospectus Summary....................................................    4
Financial Highlights (Unaudited)......................................   26
The Fund..............................................................   27
Use of Proceeds.......................................................   27
Capitalization........................................................   27
Portfolio Composition.................................................   28
Investment Objective and Policies.....................................   29
Risks.................................................................   47
Management of the Fund................................................   57
Description of AMPS...................................................   59
The Auctions..........................................................   71
Description of Capital Structure......................................   77
Certain Provisions in the Fund's Governing Documents..................   79
Closed-End Fund Structure.............................................   80
Repurchase of Common Shares; Conversion to Open-End Fund..............   81
Taxation..............................................................   82
Underwriting..........................................................   87
Custodian, Administrator, Transfer Agent and Dividend-Disbursing
  Agent...............................................................   88
Legal Opinions........................................................   88
Additional Information................................................   88
Privacy Principles of the Fund........................................   89
Table of Contents of Statement of Additional Information..............   90
Glossary..............................................................   91
Appendix A--Ratings of Investments....................................  A-1
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                              -------------------

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITER HAS NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE UNDERWRITER IS NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION PROVIDED BY THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS. THE FUND'S BUSINESS, FINANCIAL CONDITION AND RESULTS OF OPERATIONS MAY HAVE CHANGED SINCE THAT DATE.

                                       3
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                               PROSPECTUS SUMMARY

    THIS IS ONLY A SUMMARY OF INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS. THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE AMPS. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS, IN THE STATEMENT OF ADDITIONAL INFORMATION, DATED JULY 1, 2004 (THE "SAI"), AND IN THE FUND'S STATEMENT OF PREFERENCES OF AUCTION MARKET PREFERRED SHARES (THE "STATEMENT"), WHICH IS ATTACHED AS APPENDIX B TO THE SAI, ESPECIALLY THE INFORMATION SET FORTH UNDER THE HEADINGS "INVESTMENT OBJECTIVE AND POLICIES" AND "RISKS" IN THIS PROSPECTUS.

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THE FUND................  The TS&W / Claymore Tax-Advantaged Balanced Fund is a
                          recently organized, diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. Claymore Advisors, LLC (the "Investment Adviser") acts as the Fund's Investment Adviser and is also responsible for the day-to-day portfolio management of the portion of the Fund's assets allocated for investment in municipal securities (the "Municipal Securities Portfolio"). Thompson, Siegel & Walmsley, Inc. ("TS&W" or the "Investment Sub-Adviser") acts as investment sub-adviser and is responsible for the day-to-day portfolio management of the portion of the Fund's assets allocated for investment in equity securities and other income securities (the "Equity and Income Securities Portfolio"). The Fund commenced operations on April 27, 2004. The Fund closed its initial public offering of its common shares of beneficial interest, par value $.01 per share ("Common Shares") on April 30, 2004. The Common Shares of the Fund are traded on the New York Stock Exchange ("NYSE") under the symbol "TYW." In connection with the initial public offering of the Fund's Common Shares, the underwriters of the Common Share offering were granted an option to purchase additional shares to cover overallotments.

THE OFFERING............  The Fund is offering, pursuant to this prospectus, preferred shares of beneficial interest, par value $.01 per share, which have been designated Auction Market Preferred Shares, Series M7 and Series T28 (collectively, the "AMPS"). Issuance of the AMPS represents the leverage financing contemplated in connection with the offering of the Common Shares of the Fund.

                          The Fund is offering 2,400 Auction Market Preferred Shares, Series M7 and 2,400 Auction Market Preferred Shares, Series T28 at a purchase price of $25,000 per share plus accumulated dividends, if any, from the Date of Original Issue. The AMPS are being offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). See "Underwriting."

INVESTMENT OBJECTIVE....  The Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. There can be no assurance the Fund will achieve its investment objective. See "Investment Objective and Policies."
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                                       4
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MANAGEMENT OF THE
  FUND..................  INVESTMENT ADVISER. Claymore Advisors, LLC serves as the investment adviser of the Fund. Subject to the general supervision of the Fund's board of trustees (the "Board" or the "Board of Trustees"), the Investment Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. In addition to serving as investment adviser of the Fund, the Investment Adviser will provide day-to-day portfolio management of the Fund's assets allocated to the Municipal Securities Portfolio.

                          The Investment Adviser will receive a fee, payable monthly, at an annual rate equal to .70% of the Fund's average daily total assets (including the assets attributable to the proceeds from Financial Leverage) minus liabilities (other than liabilities related to Financial Leverage) (the "Managed Assets"). The liquidation preference of the AMPS is not a liability.

                          INVESTMENT SUB-ADVISER. The Investment Adviser has retained TS&W to act as the investment sub-adviser responsible for day-to-day portfolio management of the Fund's assets allocated to the Equity and Income Securities Portfolio. TS&W, organized as an investment adviser in 1970 and located in Richmond, Virginia, provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals.

                          The Investment Adviser (and not the Fund) will pay a portion of the fees it receives to the Investment Sub-Adviser in return for its services. As of March 31, 2004, TS&W managed approximately $4.5 billion in total assets. TS&W is wholly owned by Old Mutual (US) Holdings Inc.

                          Old Mutual (US) Holdings Inc. is a wholly-owned subsidiary of Old Mutual plc, a London-based, multi-national financial services firm. As of December 31, 2003, Old Mutual plc and its affiliates had an aggregate of over $230 billion of assets under management. Old Mutual plc is among the top 50 global financial services firms, based on assets under management.

PRINCIPAL INVESTMENT
  STRATEGIES............  The Fund seeks to achieve its objective by investing in a pool of assets that generate income that is either exempt from regular federal income tax or qualifies for federal income taxation at long-term capital gains rates ("tax-advantaged income"), while also offering the potential for capital appreciation through exposure to the equity markets. Under normal market conditions, the Fund will invest primarily in a portfolio of securities as follows:

                          - MUNICIPAL SECURITIES PORTFOLIO. The Fund will invest at least 50%, and may invest up to 60%, of its total assets in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and
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                                       5
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                             instrumentalities, the interest on which is exempt
                             from regular federal income tax and which is not a preference item for purposes of the alternative minimum tax ("municipal securities"). The Investment Adviser will manage the Fund's assets allocated to the Municipal Securities Portfolio.

                          - EQUITY AND INCOME SECURITIES PORTFOLIO. The Fund will invest at least 40%, and may invest up to 50%, of its total assets in common stocks and preferred securities ("equity securities") that are eligible to pay dividends which, for individual shareholders, qualify for federal income taxation at rates applicable to long-term capital gains, which are currently taxed at a maximum rate of 15% ("tax-qualified dividends") and in other income securities, including debt securities, real estate investment trust ("REIT") securities and certain preferred securities, that generate income taxable at ordinary income, rather than long-term capital gain, rates. In connection with the foregoing policy, under normal market conditions the Fund will invest at least 25% of its total assets in equity securities. The Investment Sub-Adviser will manage the Fund's assets allocated to the Equity and Income Securities Portfolio. A substantial portion of the Equity and Income Securities Portfolio will be invested in securities that the Investment Sub-Adviser believes are eligible to pay tax-qualified dividends.

                          - ALLOCATION BETWEEN THE MUNICIPAL SECURITIES PORTFOLIO AND THE EQUITY AND INCOME SECURITIES PORTFOLIO. The percentage of the Fund's assets allocated to the Municipal Securities Portfolio and the Equity and Income Securities Portfolio at any time will be determined by the Investment Adviser upon consultation with the Investment Sub-Adviser, and will be based generally upon the Investment Adviser's outlook for the equity and municipal securities markets and the Investment Sub-Adviser's outlook for the equity securities market.

                          Under normal market conditions, the Fund will invest at least 80% of its total assets in a portfolio of municipal securities and equity securities that are eligible to pay tax-advantaged income. Investing in income securities that do not qualify to pay tax-qualified dividends or in debt securities other than municipal securities are not principal investment strategies of the Fund.

                          The Fund's total return will consist of a combination of (i) interest income exempt from regular federal income tax ("tax-exempt income"), (ii) tax-qualified dividends, (iii) capital appreciation and (iv) other taxable income. We cannot assure you, however, as to what percentage of the dividends paid on the AMPS, if any, will consist of tax-qualified dividends or long-term capital gains, both of which are taxed at lower rates for individuals than ordinary income. Only the portion of a distribution from the Fund derived from tax-exempt income will be exempt from regular federal income tax. Consequently, the Fund seeks to achieve its objective of a high level of total after-tax return by investing in a combination of assets
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                                       6
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                          producing a yield that is favorable on an after-tax
                          basis and which also offers the potential for capital appreciation through participation in the equity markets. Distributions from sources other than interest income from the Fund's portfolio of municipal securities, including capital gain distributions, are not exempt from federal income tax.

MUNICIPAL SECURITIES....  The Fund's Municipal Securities Portfolio may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below-investment grade municipal securities. In managing the Municipal Securities Portfolio, the Investment Adviser adjusts the portfolio's duration and overall credit quality in light of changing market and economic conditions. In making decisions with respect to specific municipal securities for the Fund's portfolio, the Investment Adviser employs a disciplined approach, driven primarily by proprietary research regarding prevailing interest rates, economic fundamentals at both the national and state level and in-depth credit research conducted by the Investment Adviser's investment staff.

                          MUNICIPAL SECURITIES SELECTION. The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its credit and taxing power for the payment of principal and interest. Revenue obligations are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power. The Investment Adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the Fund's investment objective. In assessing the appropriate maturity, rating and sector weightings of the Fund's portfolio of municipal securities, the Investment Adviser considers a variety of factors that are expected to influence economic activity and interest rates. Once the Investment Adviser determines the preferable characteristics of its assets allocated to municipal securities, the Investment Adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

                          The Investment Adviser attempts to identify investment grade and below-investment grade municipal securities that are trading at attractive valuations relative to the Investment Adviser's evaluation of the issuer's creditworthiness and, with respect to private activity bonds, the profit potential of the corporation from which the revenue supporting the bonds is derived. The Investment Adviser's overall investment approach is both top-down and bottom-up. The Investment Adviser first seeks to identify the sectors or regions of the municipal bond market that present the best relative value opportunities and then bases the Fund's overall sector and regional weightings on that determination. Once the Investment Adviser establishes the overall regional and sector weightings, the
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                                       7
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                          Investment Adviser focuses on selecting those
                          securities within each sector or region that meet its fundamental criteria.

                          CREDIT MANAGEMENT. The Fund may invest in municipal securities with a broad range of credit ratings, including both investment grade and below-investment grade municipal securities. The Fund will not invest more than 20% of its total assets in fixed income securities, including municipal securities, rated below investment grade at the time of acquisition (that is, rated Ba or lower by Moody's or BB or lower by S&P or, if unrated, determined by the Investment Adviser or Investment Sub-Adviser, as applicable, to be of comparable credit quality). Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds" or "high yield securities." They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated municipal securities. Debt securities in the lowest investment grade category may also be considered to have speculative characteristics by certain ratings agencies. The Fund may invest in high yield municipal securities of any rating, including securities that are in default at the time of purchase, as well as unrated securities.

                          The Investment Adviser will determine the allocation of the Fund's assets among securities with different credit ratings depending upon the Investment Adviser's evaluation of factors such as the spread between the yields on municipal securities of different ratings, changes in default rates, general economic conditions and the outlook for fiscal issues facing municipal issuers. Generally, as the spread between the yield on investment grade and below-investment grade securities widens, the Investment Adviser will allocate a greater portion of the Fund's assets to non-investment grade municipal securities. If the spread based on relative credit quality narrows, the Investment Adviser may determine that high yield municipal securities no longer offer a sufficient risk premium and increase the average credit quality of the Fund's portfolio. As the economy strengthens and the default risk lessens, the Investment Adviser may increase the Fund's investment in lower quality, non-investment grade securities. The Investment Adviser also seeks to mitigate the risks of investing in below-investment grade securities through a disciplined approach, driven primarily by fundamental research to assess an issuer's credit quality and the relative value of its securities. Moreover, with respect to below-investment grade securities that are private activity bonds, the Investment Adviser intends to emphasize securities that are backed by revenue from publicly traded companies.

                          The Fund may invest to a significant extent in residual interest municipal securities known as inverse floaters. Compared to similar fixed rate municipal securities, the value of these securities will fluctuate to a greater extent in response to changes in prevailing
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                                       8
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                          long-term interest rates. Moreover, the income earned
                          on residual interest municipal securities will fluctuate in response to changes in prevailing short-term interest rates. Thus, when such securities are held by the Fund, an increase in short- or long-term market interest rates will adversely affect the income received from such securities or the net asset value of the Fund's Common Shares. To the extent the Fund has Preferred Shares outstanding, including the AMPS offered hereby, an increase in short term rates would also result in an increased cost of leverage, which would adversely affect the Fund's income available for distribution to holders of Common Shares. Although the Fund is not limited with respect to its investment in residual interest municipal securities, the Fund does not intend initially to invest more than 10% of its total assets in such securities.

                          DURATION OF MUNICIPAL SECURITIES PORTFOLIO. The Investment Adviser will select municipal securities for the Fund's Municipal Securities Portfolio with a view to monitoring the duration of the Fund's portfolio of municipal securities, based primarily on the Investment Adviser's outlook for interest rates. The Investment Adviser will consider economic trends, Federal Reserve Board actions and capital markets activity, among other factors, in developing its outlook for interest rates. The Investment Adviser believes that maintaining duration at an appropriate level offers the potential for above-average returns while limiting the risks of interest rate volatility. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. The longer the duration of the Fund's portfolio, the more sensitive it generally is to changes in interest rates. Unlike final maturity, duration takes account of all payments made over the expected life of the security. Typically, with a 1% change in market interest rates, an investment's value may be expected to move in the opposite direction approximately 1% for each year of its duration. The Investment Adviser anticipates that the average duration of the Municipal Securities Portfolio will range from four years to twelve years; however, the Investment Adviser is not restricted to such range if the Investment Adviser believes that a shorter or longer average duration is in the best interests of the Fund in light of market conditions at such times. Assuming an average duration of four to twelve years, a 1% increase in market interest rates would result in a 4% to 12% decrease in the value of the assets of the Municipal Securities Portfolio. The Investment Adviser will modify the average duration of the Municipal Securities Portfolio in response to market conditions. The Investment Adviser may employ certain strategies to reduce the Fund's interest rate sensitivity, including investments in interest rate swap or cap transactions. There is no assurance that the Investment Adviser will do so or that such strategies will be successful.

                          INTEREST RATE AND HEDGING TRANSACTIONS. The Investment Adviser may, but is not required to, utilize a variety of hedging strategies to seek to protect the value of the Fund's assets in the Municipal Securities
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
                          Portfolio against the volatility of interest rate changes and other market movements. The Fund may seek to hedge its Municipal Securities Portfolio against changes in interest rates using exchange-traded futures and option contracts, options on futures contracts, or through over-the-counter dealer transactions in caps, swap agreements or options thereon. In large part, the success of the Fund's hedging activities depends on the Investment Adviser's ability to forecast movements in securities prices and interest rates and there can be no assurance that the Investment Adviser's judgment in this respect will be accurate. Although the Fund's hedging transactions, if any, are designed to reduce volatility of the Fund's net assets attributable to its Municipal Securities
                          Portfolio, these transactions involve investment techniques and risks different from those associated with portfolio transactions in municipal securities.
                          Distributions by the Fund of any income or gains realized on the Fund's hedging transactions generally will not be tax-advantaged income (I.E., they will be taxed at ordinary income tax rates). Current rating agency guidelines from Moody's and Fitch may limit the Fund's ability to engage in certain hedging transactions. See the Statement for a further discussion of such limits. There is no assurance that the Fund will undertake any such hedging transactions or that, if undertaken, that any such hedging strategies will be successful.

EQUITY AND INCOME
  SECURITIES............  Under normal market conditions, the Fund will invest at least 40%, and may invest up to 50%, of its total
                          assets in "equity securities" that are eligible to pay
                          "tax-qualified dividends" and in other income
                          securities, including debt securities, REIT securities
                          and certain preferred securities, that generate income
                          taxable at ordinary income, rather than long-term
                          capital gain, rates. A substantial portion of the
                          Equity and Income Securities Portfolio will be
                          invested in securities that the Investment Sub-Adviser
                          believes qualify to pay tax-qualified dividends.

                          Subject to the Fund's investment objective and
                          policies, the Investment Sub-Adviser retains broad
                          discretion to allocate the portion of the Fund's
                          investments of the Equity and Income Securities
                          Portfolio among common and preferred stocks and other
                          income securities. The Fund is not limited either in
                          the types of equity securities or the market
                          capitalization of issuers in which it may invest.
                          Although the Fund will ordinarily focus its equity
                          investments in securities of U.S. issuers, subject to
                          the limitation of the Fund's investments in equity
                          securities and its focus on equity securities that pay
                          tax-qualified dividends, the Fund may invest in
                          American Depositary Receipts ("ADRs") and in other
                          dollar-denominated securities of foreign issuers
                          located in any geographic region. The Fund will not
                          concentrate its investments in a particular industry
                          but is not precluded from focusing investments in
                          issuers in a group of industries in related sectors
                          (such as different types of utilities industries).
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
                          SELECTION OF EQUITY SECURITIES. The Investment
                          Sub-Adviser pursues a relative value oriented
                          philosophy and intends to focus its equity selection
                          on the higher dividend-paying stocks that meet its
                          investment criteria. Typically, the Investment
                          Sub-Adviser prefers to invest in equity securities of
                          companies that possess above-average financial
                          characteristics in terms of balance sheet strength and
                          profitability measures and yet have an above market
                          average current yield or a ratio of price-to-earnings
                          or price-to-book value that is below the long-term
                          average for that company.

                          The Investment Sub-Adviser's equity security selection process focuses primarily on bottom-up fundamental research within the context of overall top-down economic outlook. Through valuation analysis, the Investment Sub-Adviser seeks undervalued sectors, industries and companies. In conducting its assessment, the Investment Sub-Adviser uses tools and measures such as a dividend discount model, relative value screens, price-to-earnings ratios, price-to-book ratios and dividend yields. Fundamental analysis is performed on industries and companies to verify their potential attractiveness for investment. The
                          Investment Sub-Adviser invests in securities of companies that it expects will benefit from economic trends and that are attractively valued relative to their fundamentals and to other companies in the market. From this equity security selection process, the Investment Sub-Adviser will then invest in the higher dividend paying stocks for the Equity and Income Securities Portfolio.

                          In managing the Equity and Income Securities
                          Portfolio, the Investment Sub-Adviser will pursue the Fund's investment objective by selecting for investment, from the universe of all equity securities that meet the Investment Sub-Adviser's investment parameters, securities which the Investment
                          Sub-Adviser believes will pay tax-qualified dividends and will provide the potential for appreciation of capital. On a quarterly basis (or more frequently as market conditions dictate), the Investment Sub-Adviser will reapply its investment strategy and will make portfolio adjustments.

                          The Investment Sub-Adviser typically sells securities when economic, valuation and fundamental criteria are no longer met; more attractive alternatives are found;
                          or their price targets have been met. For the Equity and Income Securities Portfolio any stock may be sold for the purpose of improving the current dividend yield. The Investment Sub-Adviser intends to hold most stocks for the requisite period to produce tax-qualified dividends. However, the Investment
                          Sub-Adviser may sell some stocks prior to completing the required holding period.

                          TAX-QUALIFIED DIVIDENDS. Tax-qualified dividends
                          generally include dividends from domestic corporations
                          and dividends from foreign corporations that meet
                          certain specified criteria. The Fund generally can
                          pass through the tax treatment of tax-qualified
                          dividends it receives from such corporations to its
                          shareholders. For the Fund to receive tax-qualified
                          dividends generally, the Fund must hold the
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
                          otherwise qualified stock for more than 60 days during
                          the 121-day period beginning 60 days before the
                          ex-dividend date (or, in the case of preferred stock,
                          more than 90 days during the 181-day period beginning
                          90 days before the ex-dividend date). Although current
                          law only provides a 120-day and 180-day period for
                          holding such stock, a proposed technical correction to
                          the law would extend such periods to 121-days and
                          181-days. The Treasury Department and the Internal
                          Revenue Service (the "IRS") have announced that
                          taxpayers may apply the extended period as if the
                          legislation were already enacted in filing their
                          federal income tax returns. The "ex-dividend date" is
                          the date which is established by a stock exchange
                          (usually two business days before the record date)
                          whereby the owner of a security at the commencement of
                          such date is entitled to receive the next issued
                          dividend payment for such security, even if the
                          security is sold by such owner on the ex-dividend date
                          or thereafter. In addition, the Fund cannot be
                          obligated to make payments (pursuant to a short sale
                          or otherwise) with respect to substantially similar or
                          related property. For an individual shareholder to be
                          taxed at long-term capital gain rates on dividends
                          received from the Fund which otherwise would be
                          eligible for treatment as tax-qualified dividends, the
                          shareholder must hold his or her shares of the Fund
                          for more than 60 days during the 121-day period
                          beginning 60 days before the ex-dividend date. For
                          example, assume that the ex-dividend date established
                          for a dividend paid with respect to the common stock
                          of a corporation held by the Fund is July 1. The Fund
                          must hold the common stock on the record date and must
                          have held it for at least 61 days (including the
                          record date) during the 121-day period from May 2 to
                          and including August 30. Similarly, assuming that the
                          ex-dividend date established for a dividend paid with
                          respect to shares of the Fund is August 1, a
                          shareholder must have held the Fund's shares on the
                          record date and have held such shares for at least 61
                          days during the period from June 2 to and including
                          September 30 and satisfy certain other requirements
                          for the shareholder to receive tax-qualified dividends
                          from the Fund. See "Taxation."

                          Consequently, short-term investors in the Fund will not realize the benefits of tax-qualified dividends.
                          The provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to tax-qualified dividends are currently effective for tax years beginning on or before December 31, 2008 but may be changed at any time before that date, possibly with retroactive effect. Thereafter, higher tax rates will apply unless further legislative action is taken. We cannot assure you, however, as to what percentage of the dividends paid on the AMPS, if any, will consist of tax-qualified dividends or long-term capital gains, both of which are taxed at lower rates for individuals than ordinary income.

                          OTHER INCOME SECURITIES. In addition to investing in
                          equity securities that pay tax-qualified dividends,
                          the Investment Sub-Adviser may invest in other income
                          securities, including debt instruments, REIT
                          securities and certain preferred securities, that
                          generate income
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
                          taxable at ordinary income, rather than long-term
                          capital gain, rates. Such other income securities may
                          include below investment grade quality securities,
                          subject to the limitation that the Fund will not
                          invest more than 20% of its total assets in fixed
                          income securities rated below investment grade at the
                          time of acquisition (that is, rated Ba or lower by
                          Moody's or BB or lower by S&P or, if unrated,
                          determined by the Investment Adviser or Investment
                          Sub-Adviser, as applicable, to be of comparable credit
                          quality). Although the Investment Sub-Adviser intends
                          to invest the total assets in the Equity and Income
                          Securities Portfolio primarily in equity securities
                          that pay tax-qualified dividends and to satisfy the
                          holding period requirements, a portion of the Fund's
                          income distributions may be taxable as ordinary
                          income. Investments by the Investment Sub-Adviser in
                          other income-oriented securities will be based
                          primarily on an assessment by the Investment
                          Sub-Adviser of the balance sheet condition of the
                          underlying companies and their ability to continue to
                          support the current level of dividend or interest
                          payments.

OTHER TAX MANAGEMENT
  STRATEGIES............  The Fund also seeks to achieve favorable after-tax returns in part by reducing the capital gains taxes
                          incurred by shareholders in connection with the Fund's
                          portfolio investments. The Investment Adviser and the
                          Investment Sub-Adviser each attempt to minimize
                          distributions of long-term capital gains taxable to
                          shareholders by avoiding, to the extent consistent
                          with its investment objective, the sale of securities
                          with large accumulated capital gains. When a decision
                          is made to sell a particular appreciated security, the
                          Investment Adviser or the Investment Sub-Adviser
                          generally will seek to select for sale the share lots
                          resulting in the most favorable tax treatment,
                          generally those with holding periods sufficient to
                          qualify for long-term capital gain treatment that have
                          the highest cost basis. The Investment Adviser and the
                          Investment Sub-Adviser may sell securities to realize
                          capital losses that can be used to offset realized
                          gains. To protect against price declines in securities
                          holdings with large accumulated gains, the Fund may
                          use various hedging techniques (such as the purchase
                          and sale of futures contracts on securities and
                          securities indices and options thereon, the purchase
                          of put options and the sale of call options on
                          securities held, equity swaps, covered short sales,
                          forward sales of securities and the purchase and sale
                          of forward currency exchange contracts and currency
                          futures). By using these techniques rather than
                          selling appreciated securities, the Fund may, subject
                          to certain limitations, attempt to reduce its exposure
                          to price declines in the securities without realizing
                          substantial capital gains under current tax law. There
                          is no assurance that the Fund will use these
                          strategies or that they will be successful if used.
                          Current rating agency guidelines from Moody's and
                          Fitch may limit the Fund's ability to engage in
                          certain hedging transactions. See the Statement for a
                          description of such limitations. Dividends received by
                          the Fund on securities with respect to which the Fund
                          is obligated to
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
                          make related payments with respect to positions in
                          substantially similar or related property (pursuant to
                          short sales or otherwise) will not be eligible for
                          treatment as tax-qualified dividends and certain
                          options and other risk reduction techniques may reduce
                          the holding period for securities held by the Fund
                          such that dividends paid with respect to such
                          securities would not be eligible for treatment as
                          tax-qualified dividends.

SPECIAL RISK
  CONSIDERATIONS OF
  INVESTMENT IN AMPS....  Risk is inherent in all investing. Therefore, before investing in the Fund you should consider certain
                          risks carefully. The primary risks of investing in
                          AMPS are:

                          INVESTMENT RISK. Your investment in AMPS represents an indirect investment in the securities owned by the Fund, many of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your AMPS at any point in time may be worth less than what you invested.

                          INTEREST RATE RISK. If short-term interest rates rise, dividend rates on the AMPS may rise such that the amount of dividends paid to AMPS holders exceeds the income from the portfolio securities purchased with the proceeds from the sale of AMPS. Because income from the Fund's entire investment portfolio (not just the portion purchased with the proceeds of the AMPS offering) is available to pay AMPS dividends, however, AMPS dividend rates would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay AMPS dividends would be jeopardized. If long-term rates rise, the value of the Fund's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the AMPS.

                          AUCTION RISK. You may not be able to sell your AMPS at Auction if the Auction fails; that is, if there are more AMPS offered for sale than there are buyers for those AMPS. Also, if you place a Bid order at an Auction only at a specified rate, and that dividend rate exceeds the rate set at the Auction, you will not retain your AMPS. If you elect to buy or retain AMPS without specifying a rate below which you would not wish to continue to hold those AMPS, and the Auction sets a below market rate, you may receive a lower rate of return on your AMPS then the market rate. In addition, the Rate Periods for the AMPS may be changed by the Fund, subject to certain conditions with notice to the holders of the AMPS, which could also affect the liquidity of your investment.

                          SECONDARY MARKET RISKS. If you try to sell your AMPS between Auctions you may not be able to sell any or all of your shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated but unpaid dividends, especially when market interest rates are rising. If the Fund has designated a Special Rate Period, changes in interest rates could affect the price
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
                          you would receive if you sold your shares in the secondary market. You may transfer shares outside of an Auction only to or through a Broker-Dealer, a broker-dealer who has entered into an agreement with a Broker-Dealer or other person as the Fund permits.

                          RATING AND ASSET COVERAGE RISK. While Fitch and
                          Moody's assign a rating of "AAA" or "Aaa," respectively, to the AMPS, such ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. A rating agency could withdraw or downgrade its rating on the AMPS, which may make the AMPS less liquid at an Auction or in the secondary market, although the downgrade would probably result in higher dividend rates. If a rating agency downgrades AMPS of the Fund, the Fund will alter its portfolio or redeem AMPS in an effort to reinstate or improve, as the case may be, the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. The
                          Fund may voluntarily redeem AMPS under certain circumstances. A preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the AMPS are not recommendations to purchase, hold, or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described herein also do not address the likelihood that an owner of the AMPS will be able to sell such shares in an Auction or otherwise.

                          DECLINE IN NET ASSET VALUE RISK. A material decline in the Fund's net asset value may impair the Fund's ability to maintain required levels of asset coverage.

                          PAYMENT RESTRICTIONS RISK. The Fund is prohibited from declaring, paying or making any dividends or distributions on AMPS unless it satisfies certain conditions. See "Description of AMPS--Dividends and Rate Periods--Restrictions on Dividend, Redemptions and Other Payments." The Fund is also prohibited from declaring, paying or making any dividends or distributions on Common Shares unless it satisfies certain conditions. These prohibitions of the payment of dividends or distributions might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes.
                          The Fund intends, however, to redeem AMPS if necessary to comply with such requirements. There can be no assurance, however, that such redemptions can be effected in time to permit the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code. See "Tax
                          Matters" in the Statement of Additional Information.

                          For additional general risks of investing in AMPS of
                          the Fund, see "Risks."
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
SPECIAL RISK
  CONSIDERATIONS OF
  INVESTMENT IN THE
  FUND..................  In addition to the risks specific to investing in the
                          AMPS described above, the primary risks of investing
                          in the Fund (including the AMPS) include:

                          LIMITED OPERATION HISTORY. The Fund is recently organized with a limited operating history.

                          TAX RISK. The value of the Fund's investments and its net asset value may be adversely affected by changes in tax rates and policies. Because the Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income, the attractiveness of investing in municipal securities and equity securities that pay tax-qualified dividends in relation to other investment alternatives may be affected by changes in federal income tax laws and regulations, including changes in the tax-qualified dividend provisions. The provisions of the Code applicable to tax-qualified dividends are currently effective for tax years beginning on or before December 31, 2008 but may be changed at any time before that date, possibly with retroactive effect. Thereafter, higher tax rates will apply unless further legislative action is taken. Any proposed or actual changes in such rates or the exempt status of municipal securities, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities and the Fund's investments in equity securities that pay tax-qualified dividends. This could in turn affect the Fund's net asset value and ability to acquire and dispose of municipal securities and equity securities at desirable yields or returns and price levels. There can be no assurance as to the portion of the Fund's dividends that will be tax-exempt or tax-qualified.
                          Tax-exempt dividends may in any case be subject to state or local income taxes. Additionally, the Fund is not a suitable investment for IRAs, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

                          MUNICIPAL SECURITIES MARKET RISK. The yields on and market prices of municipal securities are dependent on a variety of factors, including general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The value of outstanding municipal securities will vary as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of municipal securities and changes in general interest rate levels. Changes in the value of the municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the Fund's net asset value per share.

                          INCOME AND INTEREST RATE RISK. The income shareholders
                          receive from the Fund is based primarily on the
                          dividends and interest earned by the Fund from its
                          investments, which can vary widely over the short and
                          long term. The dividend income from the Fund's
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                          investment in equity securities will be influenced by
                          both general economic activity and issuer-specific
                          factors. In the event of a recession or adverse events
                          effecting a specific industry or issuer, the issuers
                          of the common stocks held by the Fund may reduce the
                          dividends paid on such common stocks. Interest rate
                          risk is the risk that the municipal securities and
                          other debt (and, in certain cases, equity) securities
                          in which the Fund invests (and the Fund's net assets)
                          will decline in value because of changes in interest
                          rates. Interest rate risk includes the following
                          risks:

                          - If interest rates go up, the value of municipal securities and debt (and, in certain cases, equity) securities in the Fund's portfolio generally will decline.

                          - During periods of declining interest rates, an issuer may exercise its option to redeem municipal securities or prepay principal of debt securities earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                          - During periods of rising interest rates, the average life of certain types of debt securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration
                             (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

                          CREDIT RISK. Credit risk is the risk that an issuer of a municipal bond or other debt security, or counterparty to a derivative contract, will become unable to meet its obligation to make interest and principal payments or to otherwise satisfy its obligations.

                          RISKS OF INVESTING IN BELOW INVESTMENT GRADE
                          SECURITIES. The Fund's investments in preferred stock and bonds of below investment grade quality are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, non-investment grade quality securities typically entail greater potential price volatility and may be less liquid than higher-rated securities.
                          Issuers of non-investment grade quality securities are more likely to default on their payments of interest and principal owed to the Fund, and such defaults will reduce the Fund's net asset value and income distributions. The prices of these lower rated obligations are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer's revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates.

                          MATURITY RISK. The Fund may invest in municipal securities of any maturity, although the Investment
                          Adviser anticipates that the Fund will generally invest in intermediate to long-term municipal securities. The Investment Adviser anticipates that the average duration of the Fund's Municipal
                          Securities Portfolio will range
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
                          from four years to twelve years; however, the Investment Adviser is not restricted to such range if the Investment Adviser determines a shorter or longer average duration is in the best interests of the Fund in light of market conditions at such times. Interest rate risk will generally affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities. The average maturity of the Fund's municipal security investments may affect the volatility of the Fund's
                          Common Share price.

                          CALL RISK. The issuers of municipal securities and other debt securities held by the Fund may call, or prepay principal due on, their securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund. The Fund also may lose the premium paid for the securities.

                          RISKS OF MUNICIPAL LEASES AND CERTIFICATES OF
                          PARTICIPATION. The Fund may invest in municipal leases and certificates of participation in such leases.
                          Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue obligations. Leases and installment purchase or conditional sale contracts have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly and result in a delay in recovering or the failure fully to recover the Fund's original investment.

                          GEOGRAPHIC AND SECTOR RISK. The Fund may invest 25% or more of the value of its total assets in municipal securities of issuers located in the same state or territory or in the same economic sector. The Fund will not invest more than 25% of its total assets in issuers in a single industry or municipal securities backed by assets and revenues of similar projects.
                          Governmental issuers of municipal securities are not considered part of any "industry." The issuers of these municipal securities may be related in such a way that an economic, business or political development or change affecting one municipal security would also affect other municipal securities held by the Fund. Under normal market conditions, the Fund intends to limit its investment in tobacco settlement bonds to approximately 10% of the Fund's total assets. Within the Fund's portfolio of municipal securities, the Fund may invest all of its assets in municipal securities the interest on which is paid solely from revenues from the same economic sector. The Investment Adviser anticipates that the Fund's investments in revenue bonds will emphasize municipal securities backed by revenue from essential services, such as hospitals and healthcare, power generation, transportation, education and housing. Subject to the availability of suitable investment opportunities, the Investment Adviser or the Investment Sub-Adviser, as applicable, will attempt to diversify the Fund's investments to seek to minimize the portfolio's sensitivity to credit and other risks associated with a particular issuer, industry or sector, or to the impact of a single economic, political or regulatory occurrence. The Fund is not required to diversify its holdings in municipal securities among a fixed number of states or economic sectors, and, consequently, the Fund's portfolio may be adversely affected by developments in a single state, region or economic sector. Focus of the Fund's investments in one or a limited number of states or economic sectors will subject the Fund, to a greater extent than if such investments were not so focused, to the risks of adverse economic, business or political developments affecting the particular state, economic sector or other area of focus. The Fund has no current intention to invest more than 25% of the value of its total assets in municipal securities of issuers located in a single state or territory or in the same economic sector but may do so in the future.
                          To the extent that the Fund invests more than 25% of its assets in municipal securities of issuers in a single state or territory, the Fund will be exposed to a greater degree to risks associated with that specific state or territory, including budget and fiscal issues, changes in the degree of financial support from the state to local governments, political disputes that delay appropriations or otherwise adversely affect municipal securities and the general economic activity in such state or territory, which may adversely affect tax receipts and other municipal revenue. The Fund will not send a notice to shareholders if 25% or more of the Fund's assets are represented by municipal issuers in a single state or territory. However, the Fund's annual and semi-annual financial statements will disclose the percentage of the Fund's assets invested in each state or territory and the Fund will issue a press release in the event that more than 25% of the value of the Fund's total assets are invested in municipal securities of issuers located in a single state or territory, identifying the state or territory and including appropriate risk disclosure as to such state or territory. To the extent that the Fund focuses its assets in the hospital and healthcare sector, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition.
                          Issuers in the power

                          generation sector can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.
                          INTEREST RATE AND HEDGING TRANSACTIONS RISK. The Fund may engage in various strategic transactions to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets generally. Such transactions subject the Fund to the risk that, if the Investment Adviser incorrectly forecasts market values, interest rates or other applicable factors, the Fund's performance could suffer. Certain of these transactions may provide investment leverage to the Fund's portfolio and result in risks of leverage to the holders of the Fund's shares. Current rating agency guidelines from Moody's and Fitch may limit the Fund's ability to engage in certain hedging transactions. See the Statement for a description of such limitations.
                          DERIVATIVES RISK. The use by the Fund of futures contracts, options on futures contracts and other derivative instruments such as swaps and caps to seek to hedge interest rate risks involves special considerations and risks. Successful use of hedging transactions depends upon the Fund's ability to predict correctly the direction of changes in interest rates. There can be no assurance that any particular hedging strategy will succeed. There might be imperfect correlation, or even no correlation, between the price movements of a derivatives contract and the movements of the interest rates being hedged. Hedging strategies can reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates. If the Fund were unable to liquidate or offset a derivatives position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. Current rating agency guidelines from Moody's and Fitch may limit the Fund's ability to engage in certain hedging transactions. See the Statement for a description of such limitations.
                          VALUE INVESTING RISK. The Fund focuses its investments in the Equity and Income Securities Portfolio on dividend-paying common and preferred stocks that the Investment Sub-Adviser believes are undervalued or inexpensive relative to other investments. Such securities are subject to the risk of misestimation of certain fundamental factors. In addition, during certain time periods market dynamics may favor
                          "growth" stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors.
                          COMMON STOCK RISK. The common stocks and other equity securities in which the Fund invests may experience substantial volatility in their market value. Although common stocks typically provide higher returns than debt securities, they are also more susceptible to adverse changes in market value due to issuer-specific events, such as unfavorable earnings reports, negative press releases and market-related news. The market values of common stocks are also sensitive to changes in investor perceptions as well as general movements in the equities markets. Common stock holders are also subordinate to debt holders and other senior security holders in an issuer's capital structure, and a common stock may not have any value in the event the issuer declares bankruptcy or is subject to the claims of creditors if the value of the issuer's assets does not exceed the issuer's liabilities. Common stock prices may be sensitive to rising interest rates, as the costs of capital or borrowing increase. Common stocks are also subject to the general risks of the issuer's industry, sector, geographic region and market capitalization.
                          SPECIAL RISKS RELATED TO THE FUND'S INVESTMENT IN
                          PREFERRED SECURITIES. There are special risks associated with the Fund's investments in preferred securities including limited voting rights, special redemption rights, deferral provisions, subordination to bonds and other debt instruments and limited liquidity.
                          CONVERTIBLE SECURITIES RISK. The preferred securities and debt securities in which the Equity and Income
                          Securities Portfolio invests may be convertible into the issuer's or a related party's common shares.
                          Convertible securities generally offer lower dividend yields or interest rates than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase, and conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock.
                          FOREIGN SECURITIES RISK. Although the Fund will limit its investment in securities of foreign issuers to U.S. dollar denominated ADRs, the Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. There may be less publicly available information about non-U.S.
                          markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S.
                          companies. The trading markets for most non-U.S.
                          securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. Even the markets for relatively widely traded securities in certain non-U.S. markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

                          SMALL- AND MEDIUM-SIZED COMPANIES RISK. The Fund may invest in companies of any size, including small- and medium-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger-sized, more established companies.
                          ILLIQUID INVESTMENTS RISK. The Fund may invest up to
                          20% of its total assets in illiquid securities.
                          Illiquid securities may be difficult to dispose of at a fair price at the times when the Investment Adviser believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.
                          BORROWINGS RISK. The Fund is permitted, without prior approval of shareholders, to borrow money. Current rating agency guidelines from Moody's and Fitch may limit the Fund's ability to borrow money. See the Statement for a description of such limitations. Any such borrowings entails risk to the Fund's shareholders. The rights of lenders to the Fund to receive interest on, and repayment of, principal of any such borrowings will be senior to those of holders of Common Shares ("Common Shareholders") as well as those of holders of AMPS and other Preferred Shares, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to shareholders in certain circumstances. Certain types of borrowings may result in the Fund's being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act and those noted in the Statement. To the extent that the Fund is required or elects to redeem any borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to shareholders. In addition, such a redemption or prepayment would likely result in the Fund's seeking to terminate early all or a portion of any interest rate swap or cap.

                          INFLATION RISK. Inflation risk is the risk that the
                          value of assets or income from investments will be
                          worth less in the future as inflation decreases the
                          value of money. As inflation increases, the real value
                          of the AMPS and distributions can decline.
                          CURRENT DEVELOPMENTS RISK. As a result of the
                          terrorist attacks on the World Trade Center and the
                          Pentagon on September 11, 2001, some of the U.S.
                          securities markets were closed for a four-day period.
                          These terrorist attacks, the war in Iraq and its
                          aftermath and other geopolitical events have led to,
                          and may in the future lead to, increased short-term
                          market volatility and may have long-term effects on
                          U.S. and world economies and markets. Similar events
                          in the future or other disruptions of financial
                          markets could affect interest rates, securities
                          exchanges, auctions, secondary trading, rating, credit
                          risk, inflation and other factor relating directly or
                          indirectly to the AMPS.
                          For additional general risks of investing in the Fund,
                          see "Risks."
TRADING MARKET..........  The AMPS are not listed on an exchange. Instead, you may buy or sell AMPS at an Auction that normally is
                          held on the dates set forth below by submitting orders
                          to a broker-dealer that has entered into an agreement
                          with the Auction Agent of the Fund (a
                          "Broker-Dealer"). In addition to the Auctions,
                          Broker-Dealers and other broker-dealers may maintain a
                          secondary trading market in AMPS outside of Auctions
                          but may discontinue this activity at any time. There
                          is no assurance that a secondary market will develop,
                          or if it does develop, that it will provide
                          shareholders with liquidity. You may transfer AMPS
                          outside of Auctions only to or through a Broker-Dealer
                          or a broker-dealer that has entered into a separate
                          agreement with a Broker-Dealer.
                          The table below shows the first Auction Date for each
                          series of AMPS of the Fund and the day on which each
                          subsequent Auction will normally be held for each such
                          series. The first Auction Date for each series of AMPS
                          of the Fund will be the Business Day before the
                          Dividend Payment Date for the Initial Rate Period for
                          each such series. The start date for Subsequent Rate
                          Periods normally will be the Business Day following
                          the Auction Date unless the then-current dividend
                          period is a Special Rate Period, or the day that
                          normally would be the Auction Date or the first day of
                          the Subsequent Rate Period is not a Business Day.

                                                                    FIRST AUCTION      SUBSEQUENT
                          SERIES                                        DATE*         AUCTION DAY
                          ------                                    -------------  ------------------
                          M7......................................    July 19       Every seven days
                          T28.....................................    August 3       Every 28 days

                        --------------------------------------------------------

                        *  All dates are 2004.

PERIODS.................  The table below shows the dividend rate for the
                          Initial Rate Period of the AMPS offered in this
                          prospectus. For Subsequent Rate Periods, each series
                          of AMPS will pay dividends based on a rate set at
                          Auctions. Dividends are generally paid on the first
                          Business Day

                          following the end of the Rate Period. The rate set at Auction will not exceed the Maximum Applicable Rate.
                          See "The Auctions--Auction Procedures."
                          The table below shows the numbers of days of the Initial Rate Period for each series of AMPS.
                          Subsequent Rate Periods generally will be seven days in the case of Series M7 and 28 days in the case of Series T28. The Dividend Payment Date for Special Rate
                          Periods of other than seven days in the case of Series
                          M7 and 28 days in the case of Series T28 will be set out in the notice designating a Special Rate Period.
                          See "Description of AMPS--Dividends and Rate Periods."

                                                                                   DIVIDEND
                                                                                   PAYMENT                          NUMBER
                                                                      DATE OF      DATE FOR       SUBSEQUENT       OF DAYS
                                                          INITIAL   ACCUMULATION   INITIAL         DIVIDEND       IN INITIAL
                                                          DIVIDEND   AT INITIAL      RATE          PAYMENT           RATE
                          SERIES                            RATE       RATE*       PERIOD*           DAY            PERIOD
                          ------                          --------  ------------  ----------  ------------------  ----------
                          M7............................   1.52%       July 7      July 20     Every seven days       13
                          T28...........................   1.55%       July 7      August 4     Every 28 days         28

                        --------------------------------------------------------

                        *  All dates are 2004

                          The Fund may, subject to certain conditions, designate
                          Special Rate Periods of other than seven days in the
                          case of Series M7 or 28 days in the case of Series
                          T28. A requested Special Rate Period will not be
                          effective unless Sufficient Clearing Bids were made in
                          the last occurring Auction immediately preceding the
                          Special Rate Period. In addition, full cumulative
                          dividends and any amounts due with respect to
                          mandatory redemptions must be paid in full. The Fund
                          must also have received confirmation from Fitch and
                          Moody's or any substitute rating agency that the
                          proposed Special Rate Period will not adversely affect
                          such rating agency's then-current rating on the AMPS ,
                          and the lead Broker-Dealer designated by the Fund
                          (currently, Merrill Lynch) must not have objected to
                          the declaration of a Special Rate Period. The Dividend
                          Payment Date for Special Rate Periods will be set out
                          in the notice designating a Special Rate Period. See
                          "Description of AMPS--Dividends and Rate
                          Periods--Notification of Special Rate Period" and "The
                          Auctions."
TAXES...................  Dividends paid with respect to AMPS should constitute dividends for federal income tax purposes to the
                          extent attributable to the Fund's current or
                          accumulated earnings and profits. For a further
                          discussion of the tax treatment of dividends paid by
                          the Fund see "Taxation--General." Distributions of net
                          capital gain, to the extent so designated, will be
                          treated as long-term capital gains. The provisions of
                          the Code, applicable to tax-qualified dividends are
                          currently effective for tax years beginning on or
                          before December 31, 2008 but may be changed at any
                          time before that date, possibly with retroactive
                          effect. Thereafter, higher tax rates will apply unless
                          further legislative action is taken. We cannot assure
                          you as to what percentage of the dividends paid on the
                          AMPS, if any, will consist of tax-exempt income or
                          qualified dividend income or long-term capital gains,
                          both of which are taxed at lower rates for certain
                          individuals than are ordinary income and short-term
                          capital gains. Taxable income or gain earned by the

                          Fund will be allocated proportionately to holders of
                          AMPS and Common Shares, based on the percentage of
                          total dividends paid to each class for that year.
                          Accordingly, all or a portion of a dividend payment on
                          the AMPS may be subject to regular federal income tax
                          on income or gains attributed to the Fund.
REDEMPTION..............  Although the Fund will not ordinarily redeem AMPS, it may be required to redeem AMPS if, for example, the
                          Fund does not meet an asset coverage ratio required by
                          law or in order to correct a failure to meet a rating
                          agency guideline in a timely manner. See "Description
                          of AMPS--Redemption--Mandatory Redemption." The Fund
                          may voluntarily redeem AMPS in certain circumstances.
                          See "Description of AMPS--Redemption--Optional
                          Redemption."
LIQUIDATION
  PREFERENCE............  The liquidation preference of the AMPS of each series is $25,000 per share, plus an amount equal to
                          accumulated but unpaid dividends (whether or not
                          earned or declared). See "Description of AMPS--
                          Liquidation."
RATINGS.................  Shares of AMPS of the Fund will be issued with a credit quality rating of AAA or Aaa from both Fitch
                          and Moody's. The Fund may at some future time look to
                          have its AMPS rated by additional or substitute rating
                          agencies. Because the Fund is required to maintain at
                          least two ratings, it must own portfolio securities of
                          sufficient value with adequate credit quality to meet
                          the rating agencies' guidelines. See "Description of
                          AMPS--Rating Agency Guidelines and Asset Coverage."
ASSET MAINTENANCE.......  Under the Statement, the Fund must maintain
                          (i) Moody's Eligible Assets and Fitch Eligible Assets
                          each having, in the aggregate, a Discounted Value at
                          least equal to the Preferred Shares Basic Maintenance
                          Amount and (ii) 1940 Act AMPS Asset Coverage of at
                          least 200%. See "Description of AMPS--Rating Agency
                          Guidelines and Asset Coverage." In the event that the
                          Fund does not maintain (or cure a failure to maintain
                          by an applicable Cure Date) these coverage tests, some
                          or all of the AMPS will be subject to mandatory
                          redemption. See "Description of
                          AMPS--Redemption--Mandatory Redemption."
VOTING RIGHTS...........  The Investment Company Act of 1940, as amended (the
                          "1940 Act") requires that the holders of AMPS and any
                          other Preferred Shares of the Fund, voting as a
                          separate class, have the right to elect at least two
                          Trustees of the Fund at all times and to elect a
                          majority of the Trustees at any time when two years'
                          dividends on the AMPS or any other Preferred Shares
                          are unpaid. The holders of AMPS and any other
                          Preferred Shares of the Fund will vote as a separate
                          class on certain other matters as required under the
                          Fund's Agreement and Declaration of Trust (the
                          "Declaration of Trust") and the 1940 Act. See
                          "Description of AMPS--Voting Rights" and "Description
                          of the Shares."

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

    Information contained in the tables below under the headings "Income from investment operations" and "Ratios and supplemental data" shows the unaudited operating performance of the Fund from the commencement of the Fund's operations on April 27, 2004 until May 24, 2004. Since the Fund commenced operations on April 27, 2004, the tables cover only approximately four weeks of operations. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.

                                                              FOR THE PERIOD
                                                              APRIL 27, 2004*
                                                     THROUGH MAY 24, 2004 (UNAUDITED)
                                                    -----------------------------------
PER SHARE OPERATING PERFORMANCE FOR A COMMON SHARE
  OUTSTANDING THROUGHOUT THE PERIOD
Net asset value, beginning of period..............               $  14.33(a)
                                                                 --------
Income from investment operations
  Net investment income...........................                   0.03
  Net realized and unrealized loss................                  (0.22)
                                                                 --------
    Total from investment operations..............                  (0.19)
                                                                 --------
Common Shares' offering expenses charged to
  paid-in-capital.................................                  (0.03)
                                                                 --------
Net asset value, end of period....................               $  14.11
                                                                 ========
Market value, end of period.......................               $  15.00
                                                                 ========
Total investment return(b)
  Net asset value.................................                  (1.54)%
  Market value....................................                   0.00%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands).............               $217,376
Ratio of net expenses to average net assets,
  before waiver(c)................................                   0.97%
Ratio of net expenses to average net assets, after
  waiver(c).......................................                   0.96%
Ratio of net investment income to average net
  assets, before waiver(c)........................                   3.05%
Ratio of net investment income to average net
  assets, after waiver(c).........................                   3.06%
Portfolio turnover rate...........................                     13%

-------------------

  *  Date of commencement of investment operations.
(a)  Before reimbursement of offering expenses charged to capital.
(b) Total investment return based upon market value is calculated assuming a purchase of a Common Share at the offering price of $15.00 on April 27, 2004 (commencement of investment operations), and a sale at the market price on the last day of the period reported. Total investment return does not reflect brokerage commissions. Dividends and distributions are assumed to be reinvested in accordance with the Fund's dividend reinvestment plan. A return calculated for a period of less than one year is not annualized.
(c)  Annualized.

See notes to financial statements.

                                    THE FUND

    The Fund is a recently organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on February 12, 2004, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Fund's principal office is located at 210 North Hale Street, Wheaton, Illinois 60187, and its telephone number is (630) 784-6300.

    The Fund commenced operations on April 27, 2004. The Fund closed its initial public offering of 15,000,000 shares of its common shares of beneficial interest, $.01 par value on April 30, 2004. The proceeds of such offering were $214,425,000 after the payment of offering expenses. In connection with the initial public offering of the Fund's Common Shares, the underwriters of the Common Share offering were granted an option to purchase, at a price of $14.325 per Common Share, 2,250,000 additional Common Shares to cover overallotments. On May 18, 2004, the Fund issued 400,000 Common Shares pursuant to a partial exercise of the overallotment option.

    The following table provides information about the Fund's outstanding shares as of May 24, 2004.

                                                    AMOUNT HELD
                                       AMOUNT     FOR THE FUND OR    AMOUNT
TITLE OF CLASS                       AUTHORIZED   FOR ITS ACCOUNT  OUTSTANDING
--------------                       -----------  ---------------  -----------
Common.............................    Unlimited            0       15,407,000
Preferred
  Series M7........................        2,400            0                0
  Series T28.......................        2,400            0                0

    Certain of the capitalized terms used in this prospectus are defined in the Glossary that appears at the end of this prospectus.

                                USE OF PROCEEDS

    The net proceeds of this offering are estimated at approximately $118,450,000 after deduction of the sales load and estimated offering expenses payable by the Fund. The Fund expects that it will initially invest the proceeds of the offering in high quality short-term debt securities and instruments. The Fund anticipates that the investment of the proceeds will be made in accordance with the Fund's investment objective and policies, as appropriate investment opportunities are identified, within approximately three months from the date of completion of the offering of the AMPS.

                                 CAPITALIZATION

    The following table sets forth the unaudited capitalization of the Fund as of May 24, 2004 and as adjusted to give effect to the issuance of the AMPS offered hereby. These adjustments, as reflected in the table below, take account of the proceeds from the issuance of the AMPS offered hereby of

$120,000,000, less the sales load of $1,200,000 and offering costs of $350,000 which will be paid out of the Fund's paid in surplus attributed to common shareholders.

                                             ACTUAL     AS ADJUSTED
                                          ------------  ------------
                                          (UNAUDITED)   (UNAUDITED)
SHAREHOLDERS' EQUITY:
AMPS, par value, $.01 per share (no
  shares issued; 4,800 shares, as
  adjusted, at $25,000 per share
  liquidation preference)...............  $          0  $120,000,000
                                          ============  ============
Common Shares, par value, $.01 per share
  (15,407,000, shares issued and
  outstanding)..........................  $    154,070  $    154,070
Paid in Surplus.........................   220,089,243   218,539,243
Net undistributed investment income.....       446,997       446,997
Net accumulated realized gain (loss)....      (702,120)     (702,120)
Net unrealized appreciation
  (depreciation) on investments.........    (2,611,838)   (2,611,838)
                                          ------------  ------------
Net Assets applicable to Common
  Shares................................  $217,376,352  $215,826,352
                                          ============  ============

                             PORTFOLIO COMPOSITION

    As of May 24, 2004, the following table indicates the approximate percentage of the Fund's portfolio invested in common stock, preferred stock, municipal securities and short-term obligations. Also included in the table is other information with respect to the portion of the Fund's investment portfolio invested in preferred stock and municipal securities as of the same date.

INVESTMENT                      RATING(1)  NUMBER OF ISSUES        VALUE            PERCENT
----------                      ---------  ----------------  ------------------  --------------
Common Stock..................       N/A             45         $ 78,044,645           30.7%

Preferred Stock...............       BBB              1              500,626            0.2
                                      BB              1              508,000            0.2
                                       B              1              234,700            0.1
                                 Unrated              1              499,200            0.2

Municipal Securities..........       AAA             15           54,066,922           21.2
                                      AA              4           15,201,910            6.0
                                       A              3           11,267,042            4.4
                                     BBB              9           35,470,082           14.0
                                      BB              1            5,235,500            2.1
                                 Unrated              2            4,288,580            1.7

Corporate Bonds...............       BBB              1              554,098            0.2
                                      BB              5            4,838,750            1.9
                                       B              1              995,000            0.4
                                 Unrated              2            6,636,250            2.6

Short Term Investments........                        8           35,800,000           14.1
                                                                ------------        -------
  Total Investments...........                                  $254,141,305          100.0%
                                                                ============        =======

-------------------

(1) Ratings: Using the S&P ratings on the Fund's investments. S&P rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B, and CCC ratings.

                       INVESTMENT OBJECTIVE AND POLICIES
INVESTMENT OBJECTIVE

    The Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. The Fund's investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. There can be no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

    Under normal market conditions, the Fund will invest primarily in a portfolio of securities as follows:

    - MUNICIPAL SECURITIES PORTFOLIO. The Fund will invest at least 50%, and may invest up to 60%, of its total assets in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and, which is not a preference item for purposes of the alternative minimum tax applicable to individuals and certain other non-corporate taxpayers ("municipal securities"). The Investment Adviser will manage the Fund's assets allocated to the Municipal Securities Portfolio.

    - EQUITY AND INCOME SECURITIES PORTFOLIO. The Fund will invest at least 40%, and may invest up to 50%, of its total assets in common stocks and preferred securities ("equity securities"), that are eligible to pay dividends which, for individual shareholders, qualify for federal income taxation at rates applicable to long-term capital gains, which are currently taxed at a maximum rate of 15% ("tax-qualified dividends") and in other income securities, including debt securities, REIT securities and certain preferred securities, that generate income taxable at ordinary income, rather than long-term capital gain, rates. In connection with the foregoing policy, under normal market conditions the Fund will invest at least 25% of its total assets in equity securities. The Investment Sub-Adviser will provide day-to-day portfolio management of the Fund's assets allocated to the Equity and Income Securities Portfolio. A substantial portion of the Equity and Income Securities Portfolio will be invested in securities that the Investment Sub-Adviser believes are eligible to pay tax-qualified dividends.

    - ALLOCATION BETWEEN THE MUNICIPAL SECURITIES PORTFOLIO AND THE EQUITY AND INCOME SECURITIES PORTFOLIO. The percentage of the Fund's assets allocated to the Municipal Securities Portfolio and the Equity and Income Securities Portfolio at any time will be determined by the Investment Adviser upon consultation with the Investment Sub-Adviser, and will be based generally upon the Investment Adviser's outlook for the equity and municipal securities markets and the Investment Sub-Adviser's outlook for the equity securities market. The Fund anticipates that, initially, approximately 55% of its total assets will be invested in municipal securities and approximately 45% of its total assets will be invested in equity and other income-producing securities.

    Under normal market conditions, the Fund will invest at least 80% of its total assets in a portfolio of municipal securities and equity securities that are eligible to pay tax-advantaged income. Investing in income securities that do not qualify to pay tax-qualified dividends or in debt securities other than municipal securities are not principal investment strategies of the Fund.

    The Fund's total return will consist of a combination of (i) tax-exempt income, (ii) tax-qualified dividends, (iii) capital appreciation and (iv) other taxable income. We cannot assure you, however, as to what percentage of the dividends paid on the AMPS, if any, will consist of tax qualified dividends or long-term capital gains, both of which are currently taxed at lower rates for individuals than ordinary income. Only the portion of a distribution from the Fund derived from tax-exempt income will be exempt from regular federal income tax. Consequently, the Fund seeks to achieve its objective of a high level of total after-tax return by investing in a combination of assets producing a yield that is favorable on an after-tax basis and which also offers the potential for capital appreciation through participation in the equity markets. Distributions from sources other than interest income from the Fund's portfolio of municipal securities, including capital gain distributions, are not exempt from federal income tax.

MUNICIPAL SECURITIES

    The Fund's Municipal Securities Portfolio may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below-investment grade municipal securities. In managing the Municipal Securities Portfolio, the Investment Adviser adjusts the portfolio's duration and overall credit quality in light of changing market and economic conditions. In making decisions with respect to specific municipal securities for the Fund's portfolio, the Investment Adviser employs a disciplined approach, driven primarily by proprietary research regarding prevailing interest rates, economic fundamentals at both the national and state level and in-depth credit research conducted by the Investment Adviser's investment staff.

    MUNICIPAL SECURITIES SELECTION. The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its credit and taxing power for the payment of principal and interest. Revenue obligations are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power. The Investment Adviser considers both broad economic and issuer-specific factors in selecting a portfolio designed to achieve the Fund's investment objective. The Investment Adviser anticipates that the Fund's investments in revenue obligations will emphasize municipal securities backed by revenue from essential services, such as hospitals and healthcare, power generation, transportation, education and housing. The Fund will not invest 25% or more of its assets in municipal securities backed by revenues in the same industry. The Investment Adviser considers both broad economic and issuer-specific factors in selecting a portfolio designed to achieve the Fund's investment objective. In assessing the appropriate maturity, rating and sector weightings of the Municipal Securities Portfolio, the Investment Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Investment Adviser determines the preferable characteristics of its assets allocated to municipal securities, the Investment Adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

    The Investment Adviser attempts to identify investment grade and below-investment grade municipal securities that are trading at attractive valuations relative to the Investment Adviser's evaluation of the issuer's creditworthiness and, with respect to private activity bonds, the profit potential of the corporation from which the revenue supporting the bonds is derived. The Investment Adviser's overall investment approach is both top-down and bottom-up. The Investment Adviser first seeks to identify the sectors or regions of the municipal bond market that present the best relative value opportunities and then bases the overall sector and regional weightings of the Municipal Securities Portfolio on that determination. Once the Investment Adviser establishes the overall regional and sector weightings, the Investment Adviser focuses on selecting those securities within each sector or region that meet its fundamental criteria. In determining sector weightings, the Investment Adviser's portfolio management team also maintains frequent contact with the Investment Adviser's investment professionals who follow

U.S. equities and those who focus on corporate fixed income investments. In many cases, the Investment Adviser will augment its municipal bond credit research and security selection processes with equity research analysis. The Investment Adviser has a fundamental bias towards long-term security selection, rather than engaging in frequent "market timing" or short-term trading. There can be no assurance that the process will be successful.

    CREDIT MANAGEMENT. The Fund may invest in municipal securities with a broad range of credit ratings, including both investment grade and below-investment grade municipal securities. The Fund will not invest more than 20% of its total assets in fixed income securities, including municipal securities, rated below investment grade at the time of acquisition (that is, rated Ba or lower by Moody's or BB or lower by S&P or, if unrated, determined by the Investment Adviser or the Investment Sub-Adviser, as applicable, to be of comparable credit quality). Municipal securities of below-investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds" or "high yield securities." They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated municipal securities. Municipal securities rated Ba or BB may face significant ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the issuer being unable to meet its financial commitments. The protection of interest and principal payments may be moderate and not well-safeguarded during both good and bad times. Municipal securities rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be low, and such municipal securities are more vulnerable to nonpayment than obligations rated BB. Adverse business, financial or economic conditions will likely impair the issuer's capacity or willingness to meet its financial commitment on municipal securities. Municipal securities rated Caa, Ca or C by Moody's or CCC, CC or C by S&P are generally speculative to a high degree. These municipal securities may be in default or they may present elements of danger with respect to principal or interest. Generally, the issuers are dependent upon favorable business, financial and economic conditions to meet their financial commitments on such municipal securities. The Fund may invest in high yield municipal securities of any rating, including securities that are in default at the time of purchase.

    The Investment Adviser will determine the allocation of the Municipal Securities Portfolio among securities with different credit ratings depending upon the Investment Adviser's evaluation of factors such as the spread between the yields on municipal securities of different ratings, changes in default rates, general economic conditions and the outlook for fiscal issues facing municipal issuers. Generally, as the spread between the yield on investment grade and below-investment grade securities widens, the Investment Adviser will allocate a greater portion of the Fund's assets to below-investment grade municipal securities. If the spread based on relative credit quality narrows, the Investment Adviser may determine that high yield municipal securities no longer offer a sufficient risk premium and increase the average credit quality of the portfolio. As the economy strengthens and the default risk lessens, the Investment Adviser may increase the Fund's investment in lower quality, below-investment grade securities. The Investment Adviser also seeks to mitigate the risks of investing in below-investment grade securities through a disciplined approach, driven primarily by fundamental research to assess an issuer's credit quality and the relative value of its securities. Moreover, with respect to below-investment grade securities that are private activity bonds, the Investment Adviser intends to emphasize securities that are backed by revenue from publicly traded companies. The Investment Adviser believes that this focus offers the potential for an informational advantage due to the substantial reporting requirements of public companies. With respect to investments in below-investment grade private activity bonds, the Investment Adviser also seeks to leverage its corporate credit research capabilities by selecting securities payable from revenue derived from corporate issuers followed by the Investment Adviser's staff. The Investment Adviser believes that a prudent blend of investment grade and below-investment grade municipal securities offers investors the opportunity for high current yield without undue credit risk.

High yield municipal securities have at times tended to show low correlation to other asset classes, including corporate bonds, U.S. Treasury securities and equity securities, providing diversification potential to an investment portfolio.

    DURATION OF MUNICIPAL SECURITIES PORTFOLIO. The Investment Adviser will select municipal securities for the Municipal Securities Portfolio with a view to monitoring the duration of the Fund's portfolio of municipal securities, based primarily on the Investment Adviser's outlook for interest rates. The Investment Adviser will consider economic trends, Federal Reserve Board actions and capital markets activity, among other factors, in developing its outlook for interest rates. The Investment Adviser believes that maintaining duration at an appropriate level offers the potential for above-average returns while limiting the risks of interest rate volatility. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. The longer the duration of the portfolio, the more sensitive it generally is to changes in interest rates. For example, if the duration of the Fund's portfolio of municipal securities were six years, the value of that portfolio may be expected to decrease or increase by 6% for every 1% increase or decrease in the level of interest rates. The Investment Adviser anticipates that the average duration of the Municipal Securities Portfolio will range from four years to twelve years; however, the Investment Adviser is not restricted as to such range if the Investment Adviser determines a shorter or longer average duration is in the best interests of the Fund in light of market conditions at such times. The Investment Adviser will modify the average duration of the Municipal Securities Portfolio in response to market conditions. The Investment Adviser may employ certain strategies to reduce the Fund's interest rate sensitivity, including investments in interest rate swap or cap transactions. There is no assurance that the Investment Adviser will do so or that such strategies will be successful.

    TAXATION OF MUNICIPAL SECURITIES. Although distributions of interest income from the Fund's municipal securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, are not. In addition, gains on sales of the common shares are not generally exempt from regular federal income tax.

    INTEREST RATE AND HEDGING TRANSACTIONS. The Investment Adviser may, but is not required to, utilize a variety of strategic transactions to seek to protect the value of the Fund's assets in the Municipal Securities Portfolio against the volatility of interest rate changes and other market movements. The Fund may seek to hedge its Municipal Securities Portfolio against changes in interest rates using exchange-traded futures and option contracts, options on futures contracts, or through over-the-counter dealer transactions in interest rate caps, swap agreements or options thereon. In large part, the success of the Fund's hedging activities depends on the Investment Adviser's ability to forecast movement in securities prices and interest rates and there can be no assurance that the Investment Adviser's judgment in this respect will be accurate. Although the Fund's strategic transactions, if any, are designed to reduce volatility of the Fund's net assets attributable to its Municipal Securities Portfolio, these transactions involve investment techniques and risks different from those associated with portfolio transactions in municipal securities. Distributions by the Fund of any income or gains realized on the Fund's strategic transactions generally will not be tax-advantaged income (I.E., they will be taxed at ordinary income tax rates). Current rating agency guidelines from Moody's and Fitch may limit the Fund's ability to engage in certain hedging transactions. See the Statement for a further discussion of such limits. There is no assurance that the Fund will undertake any such hedging transactions or that, if undertaken, that any such hedging strategies will be successful.

EQUITY AND INCOME SECURITIES

    Under normal market conditions, the Fund will invest at least 40%, and may invest up to 50%, of its total assets in "equity securities" that are eligible to pay "tax-qualified dividends" and in other income securities, including debt securities, REIT securities and certain preferred securities, that generate income taxable at ordinary income, rather than long-term capital gain, rates (the "Equity and Income Portfolio"). The percentage of the Fund's assets allocated to the Equity and Income Securities Portfolio at any time will be determined by the Investment Adviser upon consultation with the Investment Sub-Adviser, and will be based generally upon the Investment Adviser's outlook for the equity and municipal securities markets and the Investment Sub-Adviser's outlook for the equity securities market. The Investment Sub-Adviser will be responsible for the day-to-day portfolio management of the Fund's assets allocated to the Equity and Income Securities Portfolio. A substantial portion of the Equity and Income Securities Portfolio will be invested in securities that the Investment Sub-Adviser believes qualify to pay tax-qualified dividends.

    Subject to the Fund's investment objective and policies, the Investment Sub-Adviser retains broad discretion to allocate the portion of the Fund's investments of the Equity and Income Securities Portfolio among common and preferred stocks and other income securities. The Equity and Income Securities Portfolio is not limited either in the types of equity and income securities or the market capitalization of issuers in which it may invest. Although the Equity and Income Securities Portfolio will ordinarily focus its equity investments in securities of U.S. issuers, subject to the limitation of the Fund's investments in equity securities and its focus on equity securities that pay tax-qualified dividends, the Fund may invest in ADRs and in other dollar-denominated securities of foreign issuers located in any geographic region. The Fund will not concentrate its investments in a particular industry but is not precluded from focusing investments in issuers in a group of industries in related sectors (such as different types of utilities industries).

    TAX QUALIFIED DIVIDENDS. Tax-qualified dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass through the tax treatment of tax-qualified dividends it receives from such corporations to its shareholders. For the Fund to receive tax-qualified dividends generally, the Fund must hold the otherwise qualified stock for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or, in the case of preferred stock, more than 90 days during the 181-day period beginning 90 days before the ex-dividend date). Although current law only provides a 120-day and 180-day period for holding such stock, a proposed technical correction to the law would extend such periods to 121-days and 181-days. The Treasury Department and the IRS have announced that taxpayers may apply the extended periods as if the legislation were already enacted in filing their federal income tax returns. The "ex-dividend date" is the date which is established by a stock exchange (usually two business days before the record date) whereby the owner of a security at the commencement of such date is entitled to receive the next issued dividend payment for such security even if the security is sold by such owner on the ex-dividend date or thereafter. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. For an individual shareholder to be taxed at long-term capital gain rates on dividends received from the Fund which otherwise would be eligible for treatment as tax-qualified dividends, the shareholder must hold his or her shares of the Fund for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. For example, assume that the ex-dividend date established for a dividend paid with respect to the common stock of a corporation held by the Fund is July 1. The Fund must hold the common stock on the record date and must have held it for at least 61 days (including the record date) during the 121-day period from May 2 to and including August 30. Similarly, assuming that the ex-dividend date established for a dividend paid with respect to shares of the Fund is August 1, a shareholder must have held the Fund's shares on the record date and have held such shares for at least 61 days during the period from June 2 to and including September 30 for the shareholder to receive tax-qualified dividends from the Fund. Consequently, short-term investors in the Fund will not realize the benefits of tax-qualified dividends. The provisions of the Code, applicable to tax-qualified dividends are currently effective for tax years beginning on or before December 31, 2008 but may be changed at any time, possibly with retroactive effect. Thereafter, higher tax rates will apply unless further legislative action is taken.

    SELECTION OF EQUITY SECURITIES. The Investment Sub-Adviser pursues a relative value oriented philosophy and intends to focus its equity securities selection on the higher dividend-paying stocks that meet its investment criteria. Typically, the Investment Sub-Adviser prefers to invest in equity securities of companies that possess above-average financial characteristics in terms of balance sheet strength and profitability measures and yet have an above market average current yield or a ratio of price-to-earnings or price-to-book value that is below the long-term average for that company.

    The Investment Sub-Adviser's equity security selection process focuses primarily on bottom-up fundamental research within the context of overall top-down economic outlook. Through valuation analysis, the Investment Sub-Adviser seeks undervalued sectors, industries and companies in the market. In conducting its assessment, the Investment Sub-Adviser uses tools and measures such as a dividend discount model, relative value screens, price-to-earnings ratios, price-to-book ratios and dividend yields. Fundamental analysis is performed on industries and companies to verify their potential attractiveness for investment. The Investment Sub-Adviser invests in stocks of companies that it expects will benefit from economic trends and that are attractively valued relative to their fundamentals and to other companies in the market. From this equity security selection process, the Investment Sub-Adviser will then invest in the higher dividend paying stocks for the Equity and Income Securities Portfolio.

    In managing the Equity and Income Securities Portfolio, the Investment Sub-Adviser will pursue the Fund's investment objective by selecting for investment, from the universe of all equity securities that meet the Investment Sub-Adviser's investment parameters, securities which the Investment Sub-Adviser believes will pay tax-qualified dividends and will provide the potential for appreciation of capital. On a quarterly basis (or more frequently as market conditions dictate), the Investment Sub-Adviser will reapply its investment strategy and will make portfolio adjustments.

    The Investment Sub-Adviser typically sells securities when economic, valuation and fundamental criteria are no longer met; more attractive alternatives are found; or their price targets have been met. For the Equity and Income Securities Portfolio any stock may be sold for the purpose of improving the current dividend yield. The Investment Sub-Adviser intends to hold most stocks for the requisite period to produce tax-qualified dividends. However, the Investment Sub-Adviser may sell some stocks prior to completing the required holding period.

    OTHER INCOME SECURITIES. In addition to investing in equity securities that pay tax-qualified dividends, the Investment Sub-Adviser may invest in other income securities, including debt instruments, REIT securities and certain preferred securities, that generate income taxable at ordinary income, rather than long-term capital gain, rates. Such other income securities may include below investment grade quality fixed income securities, subject to the limitation that the Fund will not invest more than 20% of its total assets in fixed income securities rated below investment grade at the time of acquisition (that is, rated Ba or lower by Moody's or BB or lower by S&P or, if unrated, determined by the Investment Adviser or the Investment Sub-Adviser, as applicable, to be of comparable credit quality). To the extent that the Fund invests in such securities, the Fund will generate ordinary income taxable to shareholders at ordinary income tax rates and may not be able to achieve its objective of a high level of total after-tax return, including attractive tax-advantaged income. For any year, so long as the Fund's ordinary income taxable to shareholders at ordinary income tax rates and net realized short-term capital gains are fully offset by expenses of the Fund (other than expenses allocable to tax-exempt interest), all of the Fund's income distributions, other than distributions of tax-exempt income, would be characterized as tax-qualified dividends to the extent of the aggregate dividends received by the Fund that are qualified dividend income within the meaning of Section 1(h)(11)(B) of the Code. Although the Investment Sub-Adviser intends to invest the total assets in the Equity and Income

Securities Portfolio primarily in equity securities that pay tax-qualified dividends and to satisfy the holding period requirements, a portion of the Fund's income distributions may be taxable as ordinary income.

OTHER TAX MANAGEMENT STRATEGIES

    Taxes have a major influence on the net returns that investors receive on their taxable investments. Distributions of income, other than tax-qualified dividends, and distributions of net realized short-terms gains (on securities held for one year or less) are taxable as ordinary income, at U.S. federal income tax rates as high as 35%, whereas distributions of tax-qualified dividends and net capital gain (on securities held by the Fund for more than one year) are currently taxable at rates of up to 15%. As described above, the Fund seeks to provide a high level of total after-tax return in part by minimizing the taxes incurred by shareholders in connection with the Fund's net investment income and net realized gains.

    The Fund also seeks to achieve favorable after-tax returns in part by reducing the capital gains taxes incurred by shareholders in connection with the Fund's portfolio investments. The Investment Adviser and the Investment Sub-Adviser each attempt to minimize distributions of long-term capital gains taxable to shareholders by avoiding, to the extent consistent with its investment objective, the sale of securities with large accumulated capital gains. When a decision is made to sell a particular appreciated security, the Investment Adviser or Investment Sub-Adviser generally will seek to select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gain treatment that have the highest cost basis. The Investment Adviser and the Investment Sub-Adviser may sell securities to realize capital losses that can be used to offset realized gains. To protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as the purchase and sale of futures contracts on securities and securities indexes and options thereon, the purchase of put options and the sale of call options on securities held, equity swaps, covered short sales, forward sales of stocks and the purchase and sale of forward currency exchange contracts and currency futures). By using these techniques rather than selling appreciated securities, the Fund may, subject to certain limitations, attempt to reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. There is no assurance that the Fund will use these strategies or that they will be successful if used. Dividends received by the Fund on securities with respect to which the Fund is obligated to make related payments with respect to positions in substantially similar or related property (pursuant to short sales or otherwise) will not be eligible for treatment as tax-qualified dividends and certain options and other risk reduction techniques may reduce the holding period for securities held by the Fund such that dividends paid with respect to such securities would not be eligible for treatment as tax-qualified dividends.

OTHER INVESTMENTS

    Normally, the Fund will invest substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective.

PORTFOLIO CONTENTS

    SECURITIES RATINGS. Securities rated Baa by Moody's are considered by Moody's as medium to lower medium investment grade securities; they are neither highly protected nor poorly secured; interest payments and principal security appear to Moody's to be adequate for the present, but certain

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protective elements may be lacking or may be characteristically unreliable over time; and in the opinion of Moody's, securities in this rating category lack outstanding investment characteristics and in fact have speculative characteristics as well. Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and to repay principal; while such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rating categories. Fixed income securities of below-investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and to repay principal and are commonly referred to as "junk bonds" or "high yield securities." Such securities involve greater risk of loss, are subject to greater price volatility and are less liquid especially during periods of economic uncertainty or change, than higher rated fixed income securities.

    The descriptions of the rating categories by Moody's and S&P, including a description of their speculative characteristics, are set forth in Appendix A to this prospectus. All references to securities ratings by Moody's and S&P in this prospectus shall, unless otherwise indicated, include all securities within each such rating category (that is, (1), (2) and (3) in the case of Moody's and (+) and (-) in the case of S&P). All percentage and ratings limitations on securities in which the Fund may invest shall apply at the time of acquisition and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund's initial investment in such security or the percentage limitation is exceeded as a result of changes in the market value of the Fund's portfolio securities. The Fund is not required to dispose of a security in the event a rating agency downgrades or withdraws its rating of a security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrading. When a security is rated by more than one of these rating agencies, the Investment Adviser or the Investment Sub-Adviser, as applicable, will use the highest rating in applying its investment policies.

    MUNICIPAL SECURITIES. Municipal securities are often issued to obtain funds for various public purposes, including refunding outstanding obligations, funding for general operating expenses and lending to other public institutions and facilities. Municipal securities also include certain "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations. The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its credit and taxing power for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. The obligations of the issuer of a revenue obligation may, in addition, be backed by a letter of credit from a bank, a guarantee from another issuer or insurance. The credit rating assigned to municipal securities may reflect the existence of these guarantees, letters of credit or other credit enhancement features. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds and capital appreciation bonds. In addition to general obligations and revenue obligations, there are a variety of hybrid and special types of municipal securities.

    One or a small number of institutional investors, such as the Fund, may purchase an entire issue of municipal securities. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities may be readily marketable.

    Although distributions of interest income from the Fund's municipal securities are generally exempt from regular federal income tax, such distributions may be subject to the alternative minimum tax and distributions from other sources, including capital gain distributions, and any gains on the sale of your AMPS are not. You should consult your tax adviser as to whether you will be subject to state and local taxes on your distributions from the Fund.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. The Fund cannot predict what legislation, if any, may be proposed in the future in Congress regarding the federal income tax status of interest on municipal securities. Such proposals, if enacted, would materially and adversely affect the Fund.

    MUNICIPAL LEASES AND CERTIFICATES OF PARTICIPATION. The Fund may invest in municipal leases and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue obligations. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure fully to recover the Fund's original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality and risk of cancellation of such unrated leases will be monitored on an ongoing basis.

    A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days' notice, of all or any part of the Fund's participation interest in the underlying municipal securities, plus accrued interest.

    Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Fund's limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by the Fund may be determined by the Investment Adviser, pursuant to guidelines adopted by the Fund's Trustees, to be liquid securities for the purpose of such limitation.

    In determining the liquidity of municipal lease obligations and certificates of participation, the Investment Adviser will consider a variety of factors, including: (i) the willingness of dealers to bid for the obligation; (ii) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (iii) the frequency of trades or quotes for the obligation; and (iv) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

    MUNICIPAL NOTES. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

    TAX-EXEMPT COMMERCIAL PAPER. Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance the working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

    PRE-REFUNDED MUNICIPAL SECURITIES. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

    PRIVATE ACTIVITY BONDS. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. Although the Fund will seek to limit its investments in private activity bonds, to the extent that the Fund does invest in such bonds, the interest income from such bonds may in certain circumstances subject individual and certain other non-corporate investors to the federal alternative minimum tax.

    RESIDUAL INTEREST MUNICIPAL SECURITIES. The Fund may invest in residual interest municipal securities whose interest rate bears an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates, rise, and increase the interest paid to the Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively new and volatile. These securities tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline. Shifts in the long-term interest rate may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising interest rates if exercised at an opportune time. Investment in inverse floaters may amplify the effects of the Fund's use of leverage. Should short-term interest rates rise, the combination of the Fund's investment in inverse floaters and the use of leverage likely will adversely affect the Fund's income and distributions to Common Shareholders. Although the Fund is not limited with respect to its investment in residual interest municipal securities, the Fund does not initially intend to invest more than 10% of total assets in such securities.

    TENDER OPTION BONDS. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Investment Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Municipal Securities Portfolio intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Investment Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the IRS will agree with such counsel's opinion in any particular case, there is a risk that the Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions, is unclear. The Investment Adviser intends to manage the

Municipal Securities Portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

    INSURED MUNICIPAL SECURITIES. The Municipal Securities Portfolio may invest in "insured" municipal securities, which are securities for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance only entitles the Fund to receive at maturity the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the municipal securities or the value of the shares of the Fund. The Fund may utilize new issue or secondary market insurance. A bond issuer who wishes to increase the credit rating of a security purchases a new issue insurance policy. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's or AAA from S&P) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding. A secondary market insurance policy is purchased by an investor subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term.

    AUCTION RATE SECURITIES. The Municipal Securities Portfolio may invest in auction rate securities. Auction rate securities include auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at "par value" at specified intervals. The dividend is reset by a "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at their "par value," there is some risk that an auction will fail due to insufficient demand for the securities. The Fund will take the time remaining until the next scheduled auction date into account for the purpose of determining the securities' duration. The Fund's investments in auction rate securities of closed-end funds are subject to the limitations on investments in other investment companies prescribed by the 1940 Act. Dividends received by the Fund on such auction rate municipal securities will not be eligible for treatment as tax-qualified dividends.

    COMMON STOCKS. The Fund may invest up to 50% of its assets in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Investment Sub-Adviser generally expects to focus primarily on the security's dividend paying capacity rather than on its potential for capital appreciation.

    PREFERRED SECURITIES. The Fund may invest in preferred securities. Preferred securities are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund's fixed income securities.

    Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.

    Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.

    CONVERTIBLE SECURITIES. The Fund's investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments. Income payments received by the Fund on convertible fixed income obligations will not be eligible for treatment as tax-qualified dividends; dividend payments received by the Fund on convertible preferred stocks may be eligible for treatment as tax-qualified dividends.

    REAL ESTATE INVESTMENT TRUSTS (REITS). The Fund may invest in REITs. REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Generally, REIT income distributions will not, subject to certain limited exceptions, be eligible for treatment as tax-qualified dividends.

    FOREIGN SECURITIES. The Fund will ordinarily focus its investments in securities of U.S. issuers, but may invest without limit in U.S. dollar denominated ADRs of foreign issuers. The Fund will invest in securities of foreign issuers located only in industrialized countries.

    TAXABLE DEBT SECURITIES. The Fund may invest in taxable debt securities. Taxable debt securities in which the Fund may invest include: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts therefor; securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities or by international or supranational entities; corporate debt securities, including notes, bonds and debentures; certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including U.S. or foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion; commercial paper; and mortgage related securities. These securities may be of any maturity. The value of debt securities can be expected to vary inversely with interest rates. Income payments received by the Fund on debt securities will not be eligible for treatment as tax-qualified dividends.

    MONEY MARKET INSTRUMENTS. Money market instruments include short-term U.S. government securities, U.S. dollar denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers' acceptances and repurchase agreements relating to any of the foregoing. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer's right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself. Income payments received by the Fund on money market securities received by the Fund will not be eligible for treatment as tax-qualified dividends.

    U.S. GOVERNMENT SECURITIES. U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States government. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and
(ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and therefore may be regarded as illiquid. Income payments on U.S. government securities received by the Fund will not be eligible for treatment as tax-qualified dividends.

    ILLIQUID SECURITIES. The Fund may invest up to 20% of its total assets in illiquid securities (that is, securities that are not readily marketable). Liquidity of a security relates to the ability to easily dispose of a security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable, more liquid security. Illiquid securities include, but are not limited to restricted securities (securities for which the disposition is restricted under the federal securities laws), securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Fund's Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period of time may elapse between the Fund's decision to sell and when the Fund is actually permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which would have prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate.

    OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and principal investment strategies and permissible under the 1940 Act. Under one provision of the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. Other provisions of the 1940 Act are less restrictive provided that the Fund is able to meet certain conditions. These limitations do not apply to the acquisition of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another investment company.

    The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund. Income generated from the Fund's investment in another investment company may not be tax-exempt or eligible for treatment as tax-qualified dividends.

    STANDBY COMMITMENTS. In order to enhance the liquidity of municipal securities, the Fund may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a "standby commitment" or "liquidity put," depending on its characteristics. The aggregate price which the Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms. Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security. The right to sell may be exercisable on demand or at specified intervals and may form part of a security or be acquired separately by the Fund.

    Because the period prior to the put date is generally less than 365 days, the Fund generally values the municipal securities subject to standby commitments at amortized cost. The Board of Trustees has adopted procedures pursuant to which the Investment Adviser may determine that amortized cost represents the fair value of these securities. The exercise price of the standby commitments is expected to approximate such amortized cost. Consequently, no separate value is assigned to standby commitments for purposes of determining the Fund's net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the Fund's policy is to enter into standby commitment transactions only with banks, brokers or dealers that present a minimal risk of default. However, this policy reduces, but does not eliminate, the risk of default by the standby commitment writer.

    ZERO COUPON SECURITIES. The securities in which the Fund invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds.

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    STRATEGIC TRANSACTIONS. The Fund may, but is not required to, use various strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the Investment Adviser may seek to use the practices to further the Fund's investment objective in connection with the assets in the Municipal Securities Portfolio, it is not expected that the Investment Sub-Adviser will utilize such practices with respect to assets in the Equity and Income Securities Portfolio, and no assurance can be given that these practices will, if utilized, achieve their desired results. Such use of Strategic Transactions may be limited by rating agency guidelines on the AMPS. Currently, Moody's and Fitch each limit the Fund's ability to use Strategic Transactions. See the Statement for information on such limitations.

    The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Income payments received by the Fund from Strategic Transactions generally will not be eligible for treatment as tax-qualified dividends.

    Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use successfully Strategic Transactions depends on the Investment Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

    A more complete discussion of Strategic Transactions and their risks is contained in the Statement of Additional Information.

    SHORT SALES. The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against the box). In a short sale against the box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock.

    The ability to use short sales against the box, certain equity swaps and certain equity collar strategies as a tax-efficient management technique with respect to holdings of appreciated securities is

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limited to circumstances in which the hedging transaction is closed out within thirty days of the end of the Fund's taxable year and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed. Not meeting these requirements would trigger the recognition of gain on the underlying appreciated securities position under the federal tax laws applicable to constructive sales. Dividends received on securities with respect to which the Fund is obligated to make related payments with respect to positions in substantially similar or related property (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income (I.E., income other than tax-advantaged income).

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. Under the direction of the Board of Trustees, the Investment Adviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction. Income payments received by the Fund from repurchase agreements generally will not be eligible for treatment as tax-qualified dividends.

    LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to registered broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

    As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to organizations whose credit quality or claims paying ability is considered by the Investment Adviser to be at least investment grade quality. The Investment Adviser will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the Fund's total assets. Income realized by the Fund from securities lending and payments in lieu of dividends on loaned stock will not be eligible for treatment as tax-qualified dividends. Under current rating agency guidelines in connection with the AMPS, securities lending by the Fund may not exceed 10% of the Fund's total gross assets. Such limit is subject to change by the rating agencies.

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    PORTFOLIO TURNOVER. It is the policy of the Fund not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. The Fund may engage in portfolio trading when considered appropriate. Although under normal market conditions the Fund does not expect that is annual portfolio turnover rate will exceed 75%, the Fund has not established any limit on the rate of portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transaction expenses which are borne by the Fund.

FUNDAMENTAL INVESTMENT POLICIES

    The Fund has adopted certain fundamental investment policies designed to limit investment risk and maintain portfolio diversification. These fundamental investment policies, as well as the investment objective of the Fund and the Fund's policy of investing at least 80% of its total assets in a portfolio of municipal securities and equity securities that are eligible to pay tax-advantaged income, may not be changed without the approval of the holders of a majority of the outstanding Common Shares and Preferred Shares (including the AMPS) voting as a single class, as well as by the vote of a majority of the outstanding Preferred Shares tabulated separately. A "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of (i) or (ii) is less. See "Investment Restrictions" in the Statement of Additional Information for a complete list of the fundamental investment restrictions of the Fund.

    The Fund is also subject to rating agency guidelines that are more limiting than the investment policies referenced above in order to maintain ratings on the AMPS. See "Description of AMPS" and the Statement.

INVESTMENT PHILOSOPHY

    INVESTMENT ADVISER. In managing the Fund's Municipal Securities Portfolio, the Investment Adviser adjusts the portfolio's duration and overall credit quality in light of changing market and economic conditions. In making decisions with respect to specific municipal securities for the Municipal Securities Portfolio, the Investment Adviser employs a disciplined approach, driven primarily by proprietary research regarding prevailing interest rates, economic fundamentals at both the national and state levels and in-depth credit research conducted by the Investment Adviser's investment staff. The Investment Adviser attempts to identify investment grade and below-investment grade municipal securities that are trading at attractive valuations relative to the Investment Adviser's evaluation of the issuer's creditworthiness and, with respect to private activity bonds, the profit potential of the corporation from which the revenue supporting the bonds is derived. The Investment Adviser's overall investment approach is both top-down and bottom-up. The Investment Adviser first seeks to identify the sectors or regions of the municipal bond market that present the best relative value opportunities and then bases the Fund's overall sector and regional weightings on that determination. Once the Investment Adviser establishes the overall regional and sector weightings, the Investment Adviser focuses on selecting those securities within each sector or region that meet its fundamental criteria. In determining sector weightings, the Investment Adviser's portfolio management team also maintains frequent contact with the Investment Adviser's investment professionals who follow U.S. equities and those who focus on corporate fixed income investments. In many cases, the Investment Adviser will augment its municipal bond credit research and security selection processes with equity research analysis. The Investment Adviser has a fundamental bias towards long-term security selection, rather than engaging in frequent "market timing" or short-term trading. There can be no assurance that the process will be successful.

    INVESTMENT SUB-ADVISER. The Investment Sub-Adviser pursues a relative value-oriented philosophy and intends to focus on the higher dividend-paying stocks that meet its investment criteria. Typically,

                                       46
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the Investment Sub-Adviser prefers to invest in companies that possess above-average financial characteristics in terms of balance sheet strength and profitability measures and yet have an above market-average current yield or a ratio of price-to-earnings or price-to-book value that is below the long-term average for that company.

    The Investment Sub-Adviser's equity security selection process focuses primarily on bottom-up fundamental research within the context of overall top-down economic outlook. Through valuation analysis, the Investment Sub-Adviser seeks undervalued sectors, industries and companies in the market. In conducting its assessment, the Investment Sub-Adviser uses tools and measures such as a dividend discount model, relative value screens, price-to-earnings ratios, price-to-book ratios and dividend yields. Fundamental analysis is performed on industries and companies to verify their potential attractiveness for investment. The Investment Sub-Adviser invests in stocks of companies that it expects will benefit from economic trends and that are attractively valued relative to their fundamentals and to other companies in the market. From this equity security selection process, the Investment Sub-Adviser will then invest in the higher dividend paying stocks for the Equity and Income Securities Portfolio.

    In managing the Equity and Income Securities Portfolio, the Investment Sub-Adviser will pursue the Fund's investment objective by selecting for investment, from the universe of all equity securities that meet the Investment Sub-Adviser's investment parameters, securities which the Investment Sub-Adviser believes will pay tax-qualified dividends and will provide the potential for appreciation of capital. Investments by the Investment Sub-Adviser in other income-oriented securities will be based primarily on an assessment by the Investment Sub-Adviser of the balance sheet condition of the underlying companies and their ability to support the current level of dividend or interest payments. On a quarterly basis (or more frequently as market conditions dictate), the Investment Sub-Adviser will reapply its investment strategy and will make portfolio adjustments.

    The Investment Sub-Adviser typically sells securities when economic, valuation and fundamental criteria are no longer met; more attractive alternatives are found; or their price targets have been met. For the Equity and Income Securities Portfolio any stock may be sold for the purpose of improving the current dividend yield. The Investment Sub-Adviser intends to hold most stocks for the requisite period to produce tax-qualified dividends. However, the Investment Sub-Adviser may sell some stocks prior to completing the required holding period.

                                     RISKS

    INVESTORS SHOULD CONSIDER THE FOLLOWING RISK FACTORS AND SPECIAL CONSIDERATIONS ASSOCIATED WITH INVESTING IN THE AMPS AND THE FUND.

RISKS OF INVESTING IN AMPS

    INVESTMENT RISK. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount you invest. Your investment in AMPS represents an indirect investment in the securities owned by the Fund, many of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your AMPS at any point in time may be worth less than what you invested.

    INTEREST RATE RISK. The Fund issues AMPS, which pay dividends based on short-term interest rates, and may use the proceeds to buy preferred stock and bonds, which will typically bear intermediate to longer-term dividend and interest rates. The yields on preferred stocks and the interest on bonds are typically, although not always, higher than short term interest rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, dividend rates on the AMPS may rise such that the amount of dividends paid to AMPS holders exceeds the income from the portfolio securities purchased with the proceeds from the sale of AMPS. Because income from the Fund's entire investment portfolio (not just the portion purchased with the proceeds of the AMPS offering) is available to pay AMPS dividends, however, AMPS dividend rates would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay AMPS dividends would be jeopardized. If long-term rates rise, the value of the Fund's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the AMPS.

    AUCTION RISK. You may not be able to sell your AMPS at Auction if the Auction fails; that is, if there are more AMPS offered for sale than there are buyers for those AMPS. Also, if you place a Bid order at an Auction only at a specified rate, and that dividend rate exceeds the rate set at the Auction, you will not retain your AMPS. If you elect to buy or retain AMPS without specifying a rate below which you would not wish to continue to hold those AMPS, and the Auction sets a below market rate, you may receive a lower rate of return on your AMPS then the market rate. In addition, the Rate Periods for the AMPS may be changed by the Fund, subject to certain conditions with notice to the holders of the AMPS, which could also affect the liquidity of your investment. See "Description of AMPS" and "The Auctions--Auction Procedures."

    SECONDARY MARKET RISK. It may not be possible to sell AMPS between Auctions or it may only be possible to sell them for a price of less than $25,000 per share plus any accumulated but unpaid dividends. If the Fund has designated a Special Rate Period (a Rate Period of other than seven days in the case of Series M7 and 28 days in the case of Series T28), changes in interest rates could affect the price of AMPS sold in the secondary market. Broker-dealers may maintain a secondary trading market in the AMPS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide holders with a liquid trading market (I.E., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the broker-dealers). The AMPS will not be registered on any stock exchange or on any automated quotation system. You may transfer shares outside of Auctions only to or through a Broker-Dealer that has entered into an agreement with the Fund's Auction Agent, The Bank of New York, or a broker-dealer who has entered into an agreement with a Broker-Dealer or such other persons as the Fund permits. If you sell your AMPS to a Broker-Dealer or a broker-dealer between Auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the preceding Auction.

    RATING AND ASSET COVERAGE RISK. While Fitch and Moody's assign a rating of "AAA" or "Aaa," respectively, to the AMPS, such ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. A rating agency could withdraw or downgrade its rating on the AMPS, which may make the AMPS less liquid at an Auction or in the secondary market, although the downgrade would probably result in higher dividend rates. If a rating agency downgrades AMPS of the Fund, the Fund will alter its portfolio or redeem AMPS in an effort to reinstate or improve, as the case may be, the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. The Fund may voluntarily redeem AMPS under certain circumstances. A preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the AMPS are not recommendations to purchase, hold, or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described herein also do not address the likelihood that an owner of the AMPS will be able to sell such shares in an Auction or otherwise.

    DECLINE IN NET ASSET VALUE RISK. A material decline in the Common Shares' net asset value may impair the Fund's ability to maintain required levels of asset coverage.

    PAYMENT RESTRICTIONS RISK. The Fund is prohibited from declaring, paying or making any dividends or distributions on AMPS unless it satisfies certain conditions. See "Description of AMPS--Dividends

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and Rate Periods--Restrictions on Dividend, Redemptions and Other Payments." The
Fund is also prohibited from declaring, paying or making any dividends or distributions on Common Shares unless it satisfies certain conditions. These prohibitions of the payment of dividends or distributions might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. The Fund intends, however, to redeem AMPS if necessary to comply with such requirements. There can be no assurance, however, that such redemptions can be effected in time to permit the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code. See "Tax Matters" in the Statement of Additional Information.

RISKS OF INVESTING IN THE FUND

    The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.

    LIMITED OPERATION HISTORY. The Fund is recently organized with a limited operating history.

    TAX RISK. The value of the Fund's investments and its net asset value may be adversely affected by changes in tax rates and policies. Because the Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income, the attractiveness of investing in municipal securities and equity securities that pay tax-qualified dividends in relation to other investment alternatives may be affected by changes in federal income tax laws and regulations, including changes in the tax-qualified dividend provisions. The provisions of the Code applicable to tax-qualified dividends are currently effective for tax years beginning on or before December 31, 2008 but may be changed at any time before that date, possibly with retroactive effect. Thereafter, higher tax rates will apply unless further legislative action is taken. Any proposed or actual changes in such rates or the exempt status of municipal securities, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities and the Fund's investments in equity securities that pay tax-qualified dividends. This could in turn affect the Fund's net asset value and ability to acquire and dispose of municipal securities and equity securities at desirable yields or returns and price levels. There can be no assurance as to the portion of the Fund's dividends that will be tax-exempt or tax-qualified. Tax-exempt dividends may in any case be subject to state or local income taxes. Additionally, the Fund is not a suitable investment for IRAs, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

    MUNICIPAL SECURITIES MARKET RISK. The yields on and market prices of municipal securities are dependent on a variety of factors, including general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The value of outstanding municipal securities will vary as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of municipal securities and changes in general interest rate levels. Changes in the value of the municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the Fund's net asset value per share.

    The ability of a municipal issuer to meet its obligations on municipal securities (other than private activity bonds) is subject to the risk that the municipal issuer of the securities will not have sufficient revenues from taxes and other sources of income to pay interest and repay principal on the municipal securities. The level of municipal income may be adversely affected by various factors, including general economic activity, real estate values and changes in governmental expenses. The obligations of the issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending

                                       49
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the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal security may be materially affected.

    The amount of public information available about the issuance of municipal securities is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the Investment Adviser than would a fund that invests entirely in stocks or taxable bonds. The secondary market for municipal bonds, particularly below-investment grade municipal securities in which the Fund will invest, also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its municipal securities at attractive prices.

    Municipal securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to the Fund. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war and expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

    INCOME AND INTEREST RATE RISK. The income shareholders receive from the Fund is based primarily on the dividends and interest earned by the Fund from its investments, which can vary widely over the short and long term. The dividend income from the Fund's investment in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events effecting a specific industry or issuer, the issuers of the common stocks held by the Fund may reduce the dividends paid on such common stocks.

    Interest rate risk is the risk that the municipal securities and other debt (and, in certain cases, equity) securities in which the Fund invests (and the Fund's net assets) will decline in value because of changes in interest rates. Interest rate risk includes the following risks:

    - If interest rates go up, the value of municipal securities and debt (and, in certain cases, equity) securities in the Fund's portfolio generally will decline.

    - During periods of declining interest rates, an issuer may exercise its option to redeem municipal securities or prepay principal of debt securities earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

    - During periods of rising interest rates, the average life of certain types of debt securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

    The Fund's income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is using leverage.

    CREDIT RISK. Credit risk is the risk that an issuer of a municipal bond or other debt security, or counterparty to a derivative contract, will become unable to meet its obligation to make interest and principal payments or to otherwise satisfy its obligations. The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source but not from the general taxing power. Sizable investments in revenue obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue obligations and do not generally carry the pledge of the credit of the issuing municipality. The Fund may be subject to other forms of credit risk associated with counterparties to a derivatives contract and related instruments.

    RISKS OF INVESTING IN BELOW INVESTMENT GRADE SECURITIES. The Fund may invest up to 20% of its assets in fixed income securities that are rated below investment grade (commonly referred to as "junk bonds" or "high yield securities"), that is, rated Ba or below by Moody's or BB or lower by S&P, or unrated securities determined by the Investment Adviser or the Investment Sub-Adviser, as applicable, to be of comparable credit quality. Investment in fixed income securities of below-investment grade quality involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. Debt securities in the lowest investment grade category may also be considered to have speculative characteristics by certain ratings agencies. The market values for high yield fixed income securities tend to be more volatile, and these securities are less liquid, than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks:

    - increased price sensitivity to changing interest rates and to a deteriorating economic environment;

    -  greater risk of loss due to default or declining credit quality;

    - adverse issuer-specific events are more likely to render the issuer unable to make interest and/or principal payments; and

    - if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed, and this negative perception could last for a significant period of time.

    Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the national economy enters into a recessionary phase during 2004, potentially decreasing the tax and other revenue of municipal issuers, or interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by high yield municipal issuers is likely to increase. Similarly, down-turns in profitability in specific industries could adversely affect private activity bonds. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its Common Shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

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    The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

    Issuers of such high yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

    MATURITY RISK. The Fund may invest in municipal securities of any maturity, although the Investment Adviser anticipates that the Fund will generally invest in intermediate to long-term municipal securities. The Investment Adviser anticipates that the average duration of the Fund's Municipal Securities Portfolio will range from 4 years to 12 years; however, the Investment Adviser is not restricted to such range if the Investment Adviser determines a shorter or longer average duration is in the best interests of the Fund in light of market conditions at such times. Interest rate risk will generally affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities. The average maturity of the Fund's municipal security investments may affect the volatility of the Fund's Common Share price.

    CALL RISK. The issuers of municipal securities and other debt securities held by the Fund may call, or prepay principal due on, their securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund. The Fund also may lose the premium paid for the securities.

    RISKS OF MUNICIPAL LEASES AND CERTIFICATES OF PARTICIPATION. The Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue obligations. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases

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or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly and result in a delay in recovering or the failure fully to recover the Fund's original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which merely represent an interest in municipal leases or installment contracts, involve the same risks as the underlying municipal leases. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation. Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for purposes of the Fund's limitation on investments in illiquid securities.

    GEOGRAPHICAL AND SECTOR RISK. The Fund may invest 25% or more of the value of its total assets in municipal securities of issuers located in the same state or territory or in the same economic sector. The Fund will not invest more than 25% of its total assets in issuers in a single industry or municipal securities backed by assets and revenues of similar projects. Governmental issuers of municipal securities are not considered part of any "industry." The issuers of these municipal securities may be related in such a way that an economic, business or political development or change affecting one municipal security would also affect other municipal securities held by the Fund. Within the Fund's portfolio of municipal securities, the Fund may invest all of its assets in municipal securities the interest on which is paid solely from revenues from the same economic sector. The Investment Adviser anticipates that the Fund's investments in revenue obligations will emphasize municipal securities backed by revenue from essential services, such as hospitals and healthcare, power generation, transportation, education and housing. Subject to the availability of suitable investment opportunities, the Investment Adviser and the Investment Sub-Adviser, as applicable, will attempt to diversify the Fund's investments to seek to minimize the portfolio's sensitivity to credit and other risks associated with a particular issuer, industry or sector, or to the impact of a single economic, political or regulatory occurrence. The Fund is not required to diversify its holdings in municipal securities among a fixed number of states or economic sectors, and, consequently, the Fund's portfolio may be adversely affected by developments in a single state, region or economic sector. Concentration of the Fund's investments in one or a limited number of states or economic sectors will subject the Fund, to a greater extent than if such investments were not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, economic sector or other area of concentration. The Fund has no current intention to invest more than 25% of the value of its total assets in municipal securities of issuers located in a single state or territory or in the same economic sector but may do so in the future. To the extent that the Fund invests more than 25% of its assets in municipal securities of issuers in a single state or territory, the Fund will be exposed to a greater degree to risks associated with that specific state or territory, including budget and fiscal issues, changes in the degree of financial support from the state to local governments, political disputes that delay appropriations or otherwise adversely affect municipal securities and the general economic activity in such state or territory, which may adversely affect tax receipts and other municipal revenue. The Fund will not send a notice to shareholders if 25% or more of the Fund's assets are represented by municipal issuers in a single state or territory. However, the Fund's annual and semi-annual financial statements will disclose the percentage of the Fund's assets invested in each state or territory and the Fund will issue a press release in the event that more than 25% of the value of the Fund's total assets are invested in municipal securities of issuers located in a single state or territory, identifying the state or territory and including appropriate risk disclosure as to such state or territory. To the extent that the Fund focuses its assets in the hospital and healthcare sector, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and

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services and intense competition. Issuers in the power generation sector can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

    The Fund may invest in municipal securities that are collateralized by the proceeds from class action or other litigation against the tobacco industry. Payment by tobacco industry participants of such proceeds is spread over several years, and the collection and distribution of such proceeds to the issuers of municipal securities is dependent upon the financial health of such tobacco industry participants, which cannot be assured. Additional litigation, government regulation or prohibition on the sales of tobacco products, or the seeking of protection under the bankruptcy laws, could adversely affect the tobacco industry, which, in turn, could have an adverse affect on tobacco-related municipal securities. Under normal market conditions, the Fund intends to limit its investment in tobacco settlement bonds to approximately 10% of the Fund's total assets.

    INTEREST RATE AND HEDGING TRANSACTIONS RISK. The Fund may engage in various strategic transactions to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets generally. These transactions include the use of derivatives, such as exchange-traded financial futures and option contracts, options on futures contracts or over-the-counter dealer transactions in interest rate caps, swap agreements or swaptions. Such transactions subject the Fund to the risk that, if the Investment Adviser incorrectly forecasts market values, interest rates or other applicable factors, the Fund's performance could suffer. Certain of these transactions may provide investment leverage to the Fund's portfolio and result in many of the same risks of leverage to the holders of the Fund's shares. The Fund is not required to use derivatives or other strategic transactions and may not do so. Income earned by the Fund from many hedging activities will be treated as capital gain (and often short-term capital gain) and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. The Fund's ability to use such transactions is limited by current rating agency guidelines. See the Statement. There can be no assurance that the Fund's strategic transactions will be effective.

    DERIVATIVES RISK. The use by the Fund of futures contracts, options on futures contracts and other derivative instruments such as swaps and caps to seek to hedge interest rate risks involves special considerations and risks, as described below.

    - Successful use of hedging transactions depends upon the Fund's ability to predict correctly the direction of changes in interest rates. There can be no assurance that any particular hedging strategy will succeed.

    - There might be imperfect correlation, or even no correlation, between the price movements of a derivatives contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.

    - Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.

    - There is no assurance that a liquid secondary market will exist for any particular derivatives contract at any particular time. If the Fund were unable to liquidate or offset a derivatives position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.

    - There is no assurance that the Fund will use hedging transactions. For example, if the Investment Adviser believes that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

    VALUE INVESTING RISK. The Fund focuses investments in the Equity and Income Securities Portfolio on dividend-paying common and preferred stocks that the Investment Sub-Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer's fundamentals relative to current market price. Such securities are subject to the risk of misestimation of certain fundamental factors. In addition, during certain time periods market dynamics may favor "growth" stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a "value" investment mandate during such periods can result in significant under performance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

    COMMON STOCK RISK. The common stocks and other equity securities in which the Fund invests may experience substantial volatility in their market value. Although common stocks typically provide higher returns than debt securities, they are also more susceptible to adverse changes in market value due to issuer-specific events, such as unfavorable earnings reports, negative press releases and market-related news. The market values of common stocks are also sensitive to changes in investor perceptions as well as general movements in the equities markets. Common stock holders are also subordinate to debt holders and other senior security holders in an issuer's capital structure, and a common stock may not have any value in the event the issuer declares bankruptcy or is subject to the claims of creditors if the value of the issuer's assets does not exceed the issuer's liabilities. Common stock prices may be sensitive to rising interest rates, as the costs of capital or borrowing increase. Common stocks are also subject to the general risks of the issuer's industry, sector, geographic region and market capitalization.

    SPECIAL RISKS RELATED TO THE FUND'S INVESTMENT IN PREFERRED
SECURITIES. There are special risks associated with the Fund's investments in preferred securities:

    - LIMITED VOTING RIGHTS. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once the issuer pays all the arrearages, the preferred security holders no longer have voting rights.

    - SPECIAL REDEMPTION RIGHTS. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

    - DEFERRAL. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for federal income tax purposes although it has not yet received such income in cash.

    - SUBORDINATION. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments and therefore will be subject to greater credit risk than those debt instruments.

    - LIQUIDITY. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

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    CONVERTIBLE SECURITIES RISK. The preferred securities and debt securities in which the Equity and Income Securities Portfolio invests may be convertible into the issuer's or a related party's common shares. Convertible securities generally offer lower dividend yields or interest rates than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase, and conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock.

    FOREIGN SECURITIES RISK. Although the Fund will limit its investment in securities of foreign issuers to U.S. dollar denominated ADRs, the Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

    - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices.

    - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Investment Sub-Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable.

    - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession.

    -  Withholdings and other non-U.S. taxes may decrease the Fund's return.

    There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. Even the markets for relatively widely traded securities in certain non-U.S. markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

    Economies and social and political climates in individual countries may differ unfavorably from the U.S. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years.

    SMALL- AND MEDIUM-SIZED COMPANIES RISK. The Fund may invest in companies of any size, including small- and medium-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger-sized, more established companies.

    ILLIQUID INVESTMENTS RISK. Illiquid securities may be difficult to dispose of at a fair price at the times when the Investment Adviser believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also

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more difficult to value and judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. The Investment Adviser anticipates that its research efforts and investment approach will result in a significant portion of the Fund's assets being invested in thinly traded securities, including both illiquid securities and liquid securities as to which the trading market is less active than comparable issues.

    BORROWINGS RISK. The Fund is permitted, without prior approval of shareholders, to borrow money. Current rating agency guidelines from Moody's and Fitch may limit the Fund's ability to borrow money. See the Statement for a description of such limitations. Any such borrowings entails risk to the Fund's shareholders. The rights of lenders to the Fund to receive interest on, and repayment of, principal of any such borrowings will be senior to those of Common Shareholders as well as those of holders of AMPS and other Preferred Shares, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to shareholders in certain circumstances. Certain types of borrowings may result in the Fund's being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act and those noted contained in the Statement. To the extent that the Fund is required or elects to redeem any borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to shareholders. In addition, such a redemption or prepayment would likely result in the Fund's seeking to terminate early all or a portion of any interest rate swap or cap. See "Interest Rate and Hedging Transactions Risk."

    INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the AMPS and distributions can decline.

    CURRENT DEVELOPMENTS RISK. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, rating, credit risk, inflation and other factors relating directly or indirectly to the AMPS.

                             MANAGEMENT OF THE FUND
TRUSTEES AND OFFICERS

    The Fund's Board of Trustees is broadly responsibility for the management of the Fund, including general supervision of the duties of performed by the Investment Adviser and the Investment Sub-Adviser. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

THE INVESTMENT ADVISER

    Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, Inc., serves as the Investment Adviser of the Fund pursuant to an investment advisory agreement with the Fund (the "Investment Advisory Agreement"). Subject to the general supervision of the Fund's Board of Trustees, the Investment Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. Pursuant to the Investment Advisory Agreement, the Investment Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, provides personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates. Claymore Advisors, LLC acts as investment adviser to two other recently organized closed-end investment companies. Claymore Securities, Inc., an affiliate of the Investment Adviser, acts as servicing agent to various investment companies and specializes in the creation, development and distribution of investment solutions for advisers and their valued clients. The principal offices of Claymore Advisors, LLC are located at 210 N. Hale Street, Wheaton, Illinois.

    The Investment Adviser is also responsible for the day-to-day portfolio management of the portion of the Fund's assets allocated to the Municipal Securities Portfolio and overseeing the activities of the Fund's Investment Sub-Adviser, which is responsible for the day-to-day portfolio management of the portion of the Fund's assets allocated to the Equity and Income Securities Portfolio.

    Vincent Giordano, Senior Managing Director of Municipal Investment Management for Claymore Advisors, LLC and his team manage the Fund's Municipal Securities Portfolio. Mr. Giordano's investment management experience dates back to the 1970's, and he currently leads the Investment Adviser's municipal bond investment management team. He previously served as Senior Vice President and Portfolio Manager of the tax-exempt department with Merrill Lynch Asset Management/Merrill Lynch Investment Managers.

    As compensation for its services, the Fund pays the Investment Adviser a fee, payable monthly, at an annual rate equal to .70% of the Fund's average daily total assets (including the assets attributable to the proceeds from any Financial Leverage) minus liabilities (other than liabilities related to any Financial Leverage) (the "Managed Assets"). The liquidation preference of the AMPS is not a liability. Under the terms of the investment sub-advisory agreement between the Investment Adviser and the Investment Sub-Adviser, the Investment Adviser pays to the Investment Sub-Adviser monthly a fee at the annual rate of .42% of the Fund's average daily Managed Assets attributable to the Equity and Income Securities Portfolio.

THE INVESTMENT SUB-ADVISER

    The Investment Adviser has retained Thompson, Siegel & Walmsley, Inc. to act as the investment sub-adviser for the portion of the Fund's assets allocated to Equity and Income Securities Portfolio. TS&W, organized as an investment adviser since 1970 and located in Richmond, Virginia, provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals. The Investment Adviser (and not the Fund) will pay a portion of the fees it receives to the Investment Sub-Adviser in return for its services. As of March 31, 2004, TS&W managed approximately $4.5 billion in total assets. TS&W is wholly owned by Old Mutual (US) Holdings Inc. The principal offices of TS&W are located at 5000 Monument Avenue, Richmond, Virginia.

    The Equity and Income Securities Portfolio will be managed jointly by a senior investment policy committee of the Investment Sub-Adviser and a portfolio manager, Paul A. Ferwerda. Mr. Ferwerda,

CFA, a Senior Vice President and Portfolio Manager, has 17 years of experience with the Sub-Adviser, and has 22 years of equity investment management experience.

OLD MUTUAL

    Old Mutual (US) Holdings Inc. is a wholly-owned subsidiary of Old Mutual plc, a London-based, multi-national financial services firm. As of December 31, 2003, Old Mutual plc and its affiliates had an aggregate of over $230 billion of assets under management. Old Mutual plc is among the top 50 global financial services firms, based on assets under management.

INVESTMENT ADVISORY AGREEMENT

    Pursuant to the Investment Advisory Agreement, in addition to the fees of the Investment Adviser described above, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Investment Adviser or the Investment Sub-Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Preferred Shares, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

    Because the fees received by the Investment Adviser are based on the Managed Assets of the Fund (including assets represented by the proceeds of any Financial Leverage), the Investment Adviser has a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Investment Adviser and the holders of the Fund's Common Shares. Because holders of the Fund's Preferred Shares or its Borrowings receive a specified rate of return, the Fund's investment management fees and other expenses, including expenses incurred in the issuance of any Financial Leverage, are paid only by the Common Shareholders and not by holders of Preferred Shares or Borrowings.

                              DESCRIPTION OF AMPS

    THE FOLLOWING IS A GENERAL DESCRIPTION OF THE TERMS OF THE AMPS. THIS DESCRIPTION DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO AND QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FUND'S DECLARATION OF TRUST AND STATEMENT, INCLUDING THE PROVISIONS THEREOF ESTABLISHING THE AMPS. THE FUND'S DECLARATION OF TRUST HAS BEEN FILED AS AN EXHIBIT TO THE REGISTRATION STATEMENT OF WHICH THIS PROSPECTUS IS A PART. THE STATEMENT (CREATING THE AMPS) MAY BE FOUND IN APPENDIX B TO THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.

GENERAL

    The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including AMPS , having a par value of $.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the shareholders. The Fund's Statement currently authorizes the number of shares of AMPS of each series set forth above in "The Fund." The AMPS will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). See "Description of AMPS--Liquidation Rights."

    The AMPS of each series will rank on parity with shares of any other series of AMPS and with shares of other series of Preferred Shares of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. Each share of AMPS has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Board of Trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of shares owned by each respective shareholder. The AMPS will not be convertible into Common Shares or other shares of beneficial interest of the Fund, and the holders thereof will have no preemptive or cumulative voting rights.

DIVIDENDS AND RATE PERIODS

    GENERAL. After the Initial Rate Period, each Subsequent Rate Period for the AMPS will generally consist of seven days (a "7-Day Rate Period") in the case of Series M7 and 28 days (a "28-Day Rate Period") in the case of Series T28; provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Rate Period as discussed below. The holders of the Fund's AMPS will be entitled to receive, when, as and if declared by that Fund's Board of Trustees, cumulative cash dividends on their AMPS out of funds legally available therefor, at the applicable rate determined as set forth below under "Determination of Dividend Rate," payable on the dates set forth below. Dividends on the AMPS of the Fund so declared and payable shall be paid in preference to and in priority over any dividends declared and payable on the Fund's Common Shares.

    Dividends on the AMPS will accumulate from the date on which the Fund originally issues the AMPS (the "Date of Original Issue") and will be payable on the AMPS on the dates described below. Dividends on the AMPS with respect to the Initial Rate Period shall be payable on the applicable Initial Dividend Payment Date. Following the Initial Dividend Payment Date, dividends on the AMPS will generally be payable either (i) with respect to any 7-Day Rate Period, 28-Day Rate Period and any Special Rate Period of 28 or fewer days, on the day next succeeding the last day thereof or (ii) with respect to any Special Rate Period of more than 28 days, monthly on the first Business Day of each calendar month and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being referred to herein as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date.

    Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will occur on the next Business Day following originally scheduled date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Trustees shall fix the Dividend Payment Date. The Board of Trustees, by resolution prior to authorization of a dividend, may change a Dividend Payment Date if such change does not adversely affect the contract rights of the holders of AMPS set forth in the Statement. The Initial Rate Period, 7-Day Rate Period, 28-Day Rate Period and Special Rate Period are hereinafter sometimes referred to as "Rate Period." Each Dividend Payment Date determined as provided above is hereinafter referred to as a "Dividend Payment Date."

    If, however, a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communication services, or the dividend payable on such date can not be paid for any such reason, then:

- the Dividend Payment Date for the affected Rate Period will be the next Business Day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

- the affected Rate Period will end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

- the next Rate Period will begin and end on the days on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

    Prior to each dividend payment date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of dividends. The failure to make such deposit will not result in the cancellation of any Auction. The Fund does not intend to establish any reserves for the payment of dividends

    Each dividend will be paid to the record holder of the AMPS, which holder is expected to be the nominee of the Securities Depository. See "The Auctions--General--Securities Depository." The Securities Depository will credit the accounts of the Agent Members of the Existing Holders in accordance with the Securities Depository's normal procedures which provide for payment in same-day funds. The Agent Member of an Existing Holder will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Existing Holder in accordance with the instructions of such Existing Holder. Dividends in arrears for any past Rate Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the nominee of the Securities Depository. Any dividend payment made on the AMPS first shall be credited against the earliest declared but unpaid dividends accumulated with respect to such shares.

    Holders of the AMPS will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends except as described under "Non-Payment Period; Late Charge" below. No interest will be payable in respect of any dividend payment or payments on the AMPS which may be in arrears.

    The amount of cash dividends per share of AMPS payable (if declared) on each Dividend Payment Date shall be computed by multiplying the Applicable Rate for such Rate Period by a fraction, the numerator of which will be the number of days in such Rate Period or part thereof that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

    NOTIFICATION OF SPECIAL RATE PERIOD. The Fund, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Rate Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Rate Period for the AMPS will be a number of days (other than the seven in the case of Series M7 and 28 in the case of Series
T28), evenly divisible by seven, and not fewer than seven nor more than 364 in the case of a Short-Term Rate Period or one whole year or more but not greater than five years in the case of a Long-Term Rate Period, specified in such notice, provided that the Fund may not give a Request for Special Rate Period (and any such request shall be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids shall have existed in the last occurring Auction and unless full cumulative dividends, any amounts due with respect to redemptions prior to such date have been paid in full. Such Request for Special Rate Period, in the case of a Short-Term Rate Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for the AMPS and, in the case of a Long-Term Rate Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for the AMPS. Upon receiving such Request for Special Rate Period, Merrill Lynch shall determine whether it is advisable that the Fund issue a Notice of Special Rate Period as contemplated by such Request for Special Rate Period and shall determine the Optional Redemption Price of the AMPS during such Special Rate Period and the Specific Redemption Provisions and shall give the Fund and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date.

    If Merrill Lynch shall not give the Fund and the Auction Agent a Response by such second Business Day or if the Response states that it is not advisable that the Fund give a Notice of Special Rate Period for the AMPS, the Fund may not give a Notice of Special Rate Period in respect of such Request for Special Rate Period. In the event the Response indicates that it is advisable that the Fund give a Notice of Special Rate Period for the AMPS, the Fund, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Rate Period") to the Auction Agent, the Securities Depository and each Broker-Dealer, which notice will specify (i) the duration of the Special Rate Period, (ii) the Optional Redemption Price as specified in the related Response, and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Fund also shall provide a copy of such Notice of Special Rate Period to Fitch and Moody's. The Fund shall not give a Notice of Special Rate Period, and, if such Notice of Special Rate Period shall have been given already, shall give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (a) either the 1940 Act AMPS Asset Coverage is not satisfied or the Fund shall fail to maintain Fitch Eligible Assets or Moody's Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Rate Period (using as a pro forma dividend rate with respect to such Special Rate Period the dividend rate which the Broker-Dealers shall advise the Fund is an approximately equal rate for securities similar to the AMPS with an equal dividend period),
(b) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date or (c) Merrill Lynch advises the Fund that they have concluded that it is advisable to give a Notice of Revocation. The Fund also shall provide a copy of such Notice of Revocation to Fitch and Moody's. If the Fund is prohibited from giving a Notice of Special Rate Period as a result of the factors enumerated in clause (a), (b) or (c) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Rate Period, the next succeeding Rate Period for that series will be a 7-Day Rate Period in the case of Series M7 or a 28-Day Rate Period in the case of Series T28. In addition, in the event Sufficient Clearing Bids are not made in any Auction, including an Auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period, or an Auction is not held for any reason, the next succeeding Rate Period will be a 7-Day Rate Period in the case of Series M7 or a 28-Day Rate Period in the case of Series T28, and the Fund may not again give a Notice of Special Rate Period (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 7-Day Rate Period in the case of Series M7 or a 28-Day Rate Period in the case of Series T28.

    DETERMINATION OF DIVIDEND RATE. The dividend rate on the AMPS during the period from and including the Date of Original Issue for the AMPS to but excluding the Initial Dividend Payment Date for the AMPS (the "Initial Rate Period") will be the rate per annum set forth on the inside cover page hereof. Commencing on the Initial Dividend Payment Date for the AMPS, the Applicable Rate on the AMPS for each Subsequent Rate Period, which Subsequent Rate Period shall be a period commencing on and including a Dividend Payment Date and ending on and including the calendar day prior to the next Dividend Payment Date (or last Dividend Payment Date in a Rate Period if there is more than one Dividend Payment Date), shall be equal to the rate per annum that results from the Auction with respect to such Subsequent Rate Period. The Initial Rate Period and Subsequent Rate Period for the AMPS is referred to herein as a "Rate Period."

    The dividend that results from an Auction will not exceed the Maximum Applicable Rate described below.

    The "Maximum Applicable Rate" for any standard Rate Period will be (as set forth in the table below) the greater of (A) the Applicable Percentage of the Reference Rate or (B) the Applicable Spread (as set forth below) plus the Reference Rate. The Reference Rate is the applicable LIBOR Rate (for a Rate Period or a Special Rate Period of fewer than 365 days), or the applicable Treasury Index Rate (for a Special Rate Period of 365 days or more). In the case of a Special Rate Period, the Maximum Applicable Rate will be specified by the Fund in the notice of the Special Rate Period for such Rate Period. The Applicable Percentage and the Applicable Spread will be determined based on the lower of the credit rating or ratings assigned to the AMPS by Fitch and Moody's. If Fitch or Moody's or both do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a Substitute Rating Agency.

                                  APPLICABLE PERCENTAGE OF
    MOODY'S           FITCH            REFERENCE RATE       APPLICABLE SPREAD
---------------  ---------------  ------------------------  -----------------
      Aaa              AAA                 125%                 125 bps
  Aa3 to Aa1       AA- to AA+              150%                 150 bps
   A3 to A1         A- to A+               200%                 200 bps
 Baa3 to Baa1     BBB- to BBB+             250%                 250 bps
 Ba1 and below    BB+ and below            300%                 300 bps

    Assuming the Fund maintains an Aaa/AAA rating on the AMPS, the practical effect of the different methods used to calculate the Maximum Applicable Rate is shown in the table below.

                  MAXIMUM APPLICABLE    MAXIMUM APPLICABLE   METHOD USED TO
                         RATE                  RATE             DETERMINE
                 USING THE APPLICABLE  USING THE APPLICABLE    THE MAXIMUM
REFERENCE RATE        PERCENTAGE              SPREAD         APPLICABLE RATE
---------------  --------------------  --------------------  ---------------
      1%                1.25%                 2.25%              Spread
      2%                2.50%                 3.25%              Spread
      3%                3.75%                 4.25%              Spread
      4%                5.00%                 5.25%              Spread
      5%                6.25%                 6.25%              Either
      6%                7.50%                 7.25%            Percentage

    The Applicable Percentage and the Applicable Spread as so determined shall be further subject to upward, but not downward, adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount. The Fund shall take all reasonable action necessary to enable either Fitch or Moody's to provide a rating for each series of AMPS. If either Fitch or Moody's shall fail to make such a rating available, the Fund shall select another rating agency to act as a Substitute Rating Agency.

    Prior to each Dividend Payment Date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of dividends. The failure to make such deposit will not result in the cancellation of any Auction. The Fund does not intend to establish any reserves for the payment of dividends. Cash dividends shall be calculated as set forth above under "--Dividends and Rate Periods--General."

    NON-PAYMENT PERIOD; LATE CHARGE. A Non-Payment Period will commence if the Fund fails to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted as described below) within three Business Days after such Dividend Payment Date to the persons who held such shares as of 5:00 p.m., New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on the

AMPS payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares (if declared) payable on such Dividend Payment Date or (B) on any redemption date for the AMPS called for redemption, the Mandatory Redemption Price per share of such AMPS or, in the case of an optional redemption, the Optional Redemption Price per share. Such Non-Payment Period will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or otherwise shall have been made available to the applicable holders in same-day funds, provided that a Non-Payment Period for the AMPS will not end unless the Fund shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, the Securities Depository and all holders of the AMPS of such series. Notwithstanding the foregoing, the failure by the Fund to deposit funds as provided for by clauses (ii) (A) or (ii) (B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated below, shall not constitute a "Non-Payment Period." The Applicable Rate for each Rate Period for the AMPS of any series, commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate; and each Rate Period commencing after the first day of, and during, a Non-Payment Period shall be a 7-Day Rate Period in the case of Series M7 or 28-Day Rate Period in the case of Series T28. Any dividend on the AMPS due on any Dividend Payment Date for such shares (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Fund has declared such dividend payable on such Dividend Payment Date to the persons who held such shares as of 5:00 p.m., New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may be paid to such persons in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount due on such Dividend Payment Date or redemption price is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by
360. In the case of a willful failure of the Fund to pay a dividend on a Dividend Payment Date or to redeem any AMPS on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Rate Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day.

    The Non-Payment Period Rate initially will be 300% of the applicable Reference Rate, provided that the Board of Trustees of the Fund shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Trustees of the Fund determines and Fitch and Moody's (or any Substitute Rating Agency in lieu of Fitch and Moody's in the event such party shall not rate the AMPS) advises the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then-current rating on the AMPS.

    RESTRICTIONS ON DIVIDENDS AND OTHER PAYMENTS. Under the 1940 Act, the Fund may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding AMPS would be less than 200% (or such other percentage as in the future may be required by law). Under the Code, the Fund must, among other things, distribute each year at least 90% of the sum of its investment company taxable income and certain other income in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, other distributions and purchases in certain circumstances may impair the Fund's ability to maintain such qualification. See "Taxation."

    Upon any failure to pay dividends on the AMPS for two years or more, the holders of the AMPS will acquire certain additional voting rights. See "--Rating Agency Guidelines and Asset Coverage--Voting Rights" below.

    For so long as any AMPS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest of the Fund, if any, ranking junior to the AMPS as to dividends or upon liquidation) in respect of Common Shares or any other shares of the Fund ranking junior to or on a parity with the AMPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to AMPS as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to or on a parity with AMPS as to dividends and upon liquidation), unless (A) immediately after such transaction, the Fund would have Fitch Eligible Assets and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount, and the 1940 Act AMPS Asset Coverage would be satisfied (see "Rating Agency Guidelines and Asset Coverage" and "Redemption" below), (B) full cumulative dividends on the AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, and
(C) the Fund has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption contained in the Statement.

REDEMPTION

    MANDATORY REDEMPTION. The Fund will be required to redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, the AMPS to the extent permitted under the 1940 Act and Delaware law, on a date fixed by the Board of Trustees, if the Fund fails to maintain Fitch Eligible Assets or Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount or to satisfy the 1940 Act AMPS Asset Coverage and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. "Mandatory Redemption Price" of AMPS means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. Any such redemption will be limited to the lesser number of AMPS necessary to restore the Discounted Value or the 1940 Act AMPS Asset Coverage, as the case may be, or the maximum number that can be redeemed with funds legally available under the Declaration of Trust and applicable law.

    OPTIONAL REDEMPTION. To the extent permitted under the 1940 Act and under Delaware law, upon giving a Notice of Redemption, as provided below, the Fund, at its option, may redeem the AMPS, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share on any Dividend Payment Date; provided that no AMPS may be redeemed at the option of the Fund during (a) the Initial Rate Period with respect to the AMPS or (b) a Non-Call Period to which such share is subject. "Optional Redemption Price" means $25,000 per share of AMPS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium, if any, attributable to the designation of a Premium Call Period. The Fund has the authority to redeem the AMPS for any reason and may redeem all or part of the outstanding AMPS if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of Common Shares for any significant period of time than that obtainable if the Common Shares were unleveraged.

    Notwithstanding the provisions for redemption described above, no AMPS shall be subject to optional redemption (i) unless all dividends in arrears on all remaining outstanding AMPS, and all capital shares of the Fund ranking on a parity with the AMPS with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or declared and set aside for payment and (ii) if redemption thereof would result in the Fund's failure to maintain Fitch Eligible Assets and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding AMPS of such series pursuant to a successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding AMPS of such series.

LIQUIDATION RIGHTS

    Upon any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of AMPS will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any Common Shares or any other shares of beneficial interest of the Fund ranking junior in right of payment upon liquidation of AMPS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of AMPS will be entitled to no other payment. If such assets of the Fund shall be insufficient to make the full liquidation payment on outstanding AMPS and liquidation payments on any other outstanding class or series of Preferred Shares of the Fund ranking on a parity with the AMPS as to payment upon liquidation, then such assets will be distributed among the holders of AMPS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of AMPS will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation, merger or share exchange of the Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.

RATING AGENCY GUIDELINES AND ASSET COVERAGE

    The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Statement. These requirements are summarized below.

    1940 ACT AMPS ASSET COVERAGE. The Fund will be required under the Statement to maintain, with respect to the AMPS, as of the last Business Day of each month in which any AMPS are outstanding, asset coverage of at least 200% with respect to senior securities which are beneficial interests in the Fund, including the AMPS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are beneficial interests of a closed-end investment company as a condition of paying dividends on its common shares) ("1940 Act AMPS Asset Coverage"). If the Fund fails to maintain 1940 Act AMPS Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the AMPS. See "Redemption" above.

    The 1940 Act AMPS Asset Coverage immediately following the issuance of AMPS offered hereby (after giving effect to the deduction of the sales load and offering expenses for the AMPS) computed using the Fund's net assets as of May 24, 2004 and assuming that the AMPS had been issued as of such date will be as follows:

        Value of Fund assets less liabilities
          not constituting senior securities               $ 335,826,352
                                                      =                     =          279.9%
       ---------------------------------------               -----------

     Senior securities representing indebtedness           $ 120,000,000
            plus liquidation value of AMPS

PREFERRED SHARES BASIC MAINTENANCE AMOUNT

    The Fund intends that, so long as AMPS are outstanding, the composition of its portfolio will reflect guidelines established by Fitch and Moody's in connection with the Fund's receipt of a rating for such shares on or prior to their Date of Original Issue of at least "AAA/Aaa" from Fitch and Moody's. Fitch and Moody's, which are rating agencies, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines described below have been developed by Fitch and Moody's in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred shares, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred shares will be varied sufficiently and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by the Fund in order to satisfy current requirements necessary for Fitch and Moody's to issue the above-described ratings for AMPS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.

    The Fund intends to maintain a Discounted Value for its portfolio at least equal to the Preferred Shares Basic Maintenance Amount. Both Fitch and Moody's have established guidelines for determining Discounted Value. These guidelines define eligible portfolio assets ("Fitch Eligible Assets" and "Moody's Eligible Assets"). To the extent any particular portfolio holding does not satisfy these guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value of the Fund's portfolio assets. The Fitch and Moody's guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio of the Fund at any time may vary depending upon the rating, diversification and other characteristics of eligible assets included in the portfolio, although it is not anticipated in the normal course of business the value of such assets will exceed 20% of the Fund's total assets.

    Upon any failure to maintain the required aggregate Discounted Value, the Fund will seek to alter the composition of its portfolio to retain a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount on or prior to the Preferred Shares Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the AMPS will be subject to mandatory redemption. See "--Redemption." The Preferred Shares Basic Maintenance Amount includes the sum of (i) the aggregate liquidation value of AMPS then outstanding and (ii) certain accrued and projected payment obligations of the Fund.

    The Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by Fitch and Moody's. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the AMPS at any time may change or withdraw any such rating. As set forth in the Statement, the Fund's Board of Trustees, without shareholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Trustees has obtained written confirmation from Fitch or Moody's that any such change would not impair the ratings then assigned by Fitch or Moody's to the AMPS as applicable.

    As recently described by Fitch and Moody's, a preferred shares rating is an assessment of the capacity and willingness of an issuer to pay preferred shares obligations. The ratings on the AMPS are not recommendations to purchase, hold or sell AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines described above address the likelihood that a holder of AMPS will be able to sell such shares in an Auction. The ratings are based on current information furnished to Fitch and Moody's by the Fund, the Investment Adviser and the Investment Sub-Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by a rating agency.

    A rating agency's guidelines will apply to the Fund's AMPS only so long as such agency is rating such shares. The Fund will pay certain fees to each rating agency that rates the Fund's AMPS.

VOTING RIGHTS

    Except as otherwise indicated in this prospectus, the Statement of Additional Information or the Governing Documents and except as otherwise required by applicable law, holders of AMPS of the Fund will be entitled to one vote per share on each matter submitted to a vote of shareholders and will vote together with holders of Common Shares and other Preferred Shares of the Fund as a single class.

    In connection with the election of the Fund's Trustees, holders of the AMPS and any other Preferred Shares, voting as a separate class, shall be entitled at all times to elect two of the Fund's Trustees, and the remaining Trustees will be elected by holders of Common Shares and AMPS and any other Preferred Shares, voting together as a single class. In addition, if at any time dividends on outstanding AMPS shall be unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any Preferred Shares are entitled, together with the holders of AMPS, to elect a majority of the Trustees of the Fund under the 1940 Act, then the number of Trustees constituting the Board of Trustees automatically shall be increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of AMPS and any other Preferred Shares as described above, would constitute a majority of the Board of Trustees as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which Trustees are to be elected, the holders of the AMPS and any other Preferred Shares, voting as a separate class, will be entitled to elect the smallest number of additional Trustees that, together with the two Trustees which such holders in any event will be entitled to elect, constitutes a majority of the total number of Trustees of the Fund as so increased. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding AMPS and any other Preferred Shares for all past Rate Periods, the additional voting rights of the holders of AMPS and any other Preferred Shares as described above shall cease, and the terms of office of all of the additional Trustees elected by the holders of AMPS and any other Preferred Shares (but not of the Trustees with respect to whose election the holders of Common Shares were entitled to vote or the two Trustees the holders of AMPS and any other Preferred Shares have the right to elect in any event) will terminate automatically.

    The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding AMPS and any other Preferred Shares, voting as a separate class, will be required to (i) authorize, create or issue any class or series of shares ranking prior to the AMPS or any other series of Preferred Shares with respect to the payment of dividends or the distribution of assets on liquidation; provided, however, that no vote is required to authorize the issuance of another class of Preferred Shares which are substantially identical in all respects to the AMPS or
(ii) amend, alter or repeal the provisions of the Declaration of Trust or the Statement, whether by merger, consolidation or otherwise, so as adversely to affect any of the contract rights expressly set forth in the Declaration of Trust or the Statement of holders of AMPS or any other Preferred Shares. To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS are outstanding, the Fund shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Declaration of Trust of a holder of shares of a series of AMPS differently than those of a holder of shares of any other series of AMPS without the affirmative vote of at least a majority of votes entitled to be cast by holders of AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Board of Trustees, however, without shareholder approval, may amend, alter or repeal any or all of the various rating agency guidelines described herein in the event the Fund receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to the AMPS. Unless a higher percentage is provided for under "Certain Provisions of the Fund's Governing Documents," the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding AMPS and any other Preferred Shares, voting as a separate class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective or changes in any fundamental investment restrictions. See "Investment Restrictions" in the Statement of Additional Information. The class vote of holders of AMPS and any other Preferred Shares described above in each case will be in addition to a separate vote of the requisite percentage of Common Shares and AMPS and any other Preferred Shares, voting together as a single class, necessary to authorize the action in question.

    The foregoing voting provisions will not apply to the AMPS if, at or prior to the time when the act with respect to which such vote otherwise would be required shall be effected, such shares shall have been (i) redeemed or
(ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

POSSIBLE FUTURE CHANGES TO THE STATEMENT TO REFLECT TAX EFFECTS OF CERTAIN DIVIDENDS

    The Fund's portfolio primarily consists of a blend of assets the income from which is expected to consist of (i) interest which is exempt from regular federal income tax and (ii) tax-qualified dividends. Under federal income tax rules applicable to the Fund, the Fund is required to allocate any tax-exempt and tax-qualified dividends proportionately between its Common Shareholders and holders of Preferred Shares. For this reason, holders of AMPS will normally receive dividends that consist in part of tax-exempt income and in part of tax-qualified dividends.

    Generally, with respect to auction market preferred shares of other issuers, in cases in which dividends consist exclusively of tax-exempt income, dividend rates on such shares are set at a lower rate than dividend rates for auction market preferred shares where the dividends are fully taxable, such that the after-tax return on both types of auction market preferred shares are substantially similar. The Fund's AMPS are expected to pay "tax-advantaged dividends" which consist of a blend of exempt interest dividends (which are exempt from federal income tax) and of qualified dividend income (which is currently taxed at rates applicable to long-term capital gains). Based on the dividend rates determined by recent auctions with respect to auction market preferred shares of other issuers that pay tax-advantaged dividends, such dividend rates generally have not been reduced in such a manner so that the after-tax return on such tax-advantaged auction market preferred shares is substantially similar to that of auction market preferred shares the dividends on which are fully taxable. It is possible that a separate auction market for tax-advantaged dividend auction market preferred shares may in the future develop and that the dividend rates in such market will take account the differing tax aspects of auction market preferred shares that pay exempt interest dividends, tax-advantaged dividends, fully taxable dividends or combinations thereof.

    If such a separate market for tax-advantaged dividend auction market preferred shares were to develop, the Fund may decide to adopt certain mechanics to inform holders of AMPS and the auction market of the amount of certain taxable income to be included in such holders' dividends so that Bids in the auction market could reflect effective after-tax returns on the AMPS. Additionally, the Fund may, in such case, decide to make holders of AMPS whole for some or all of the additional tax that they are required to pay upon the occurrence of certain unforeseen events so that the holder of AMPS and the auction market will be able to price the dividends on the AMPS as tax-advantaged despite the potential for future receipt of ordinary income. Accordingly, if such auction market develops, the Fund may amend the Statement, by a vote of a majority of Trustees without a shareholder vote, and with the approval of Moody's and Fitch or any Substitute Rating Agency, to adopt certain mechanics summarized below so that holders of AMPS would be notified upon the receipt of certain taxable income and/ or compensated for certain of the taxes they are required to pay on dividends.

    There is no assurance that even if the separate auction market described above develops, the Fund will amend the Statement to include such provisions or that if the Fund amends the Statement to include provisions regarding notification of the inclusion of certain taxable income and/or compensation for taxes paid by holders of AMPS that such provisions will be similar to those described below. You should assume that any AMPS purchased in this offering will have dividends that are wholly or partly taxable and that you will neither be notified upon the inclusion of certain taxable income nor will you receive the additional dividends described below.

    NOTIFICATION OF THE INCLUSION OF TAXABLE INCOME. In the event that the Fund amends the Statement to provide for notification of the inclusion of income other than tax-advantaged dividend income ("ordinary income"), whenever the Fund would intend to include any ordinary income in any dividend on the AMPS, the Fund would notify the Auction Agent of the amount to be so included at least five Business Days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, in turn it would notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, would notify its customers who are Beneficial Owners and Potential Beneficial Owners believed to be interested in submitting an Order in the Auction to be held on such Auction Date. The Fund also would have the option to include such income in a dividend on the AMPS without giving advance notice thereof if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an additional dividend (each as more fully described below); provided that the Fund would notify the Auction Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date.

    ADDITIONAL DIVIDENDS. In the event that the Fund amends the Statement to require the Fund to make holders of AMPS whole for taxes paid upon certain occurrences, if the Fund retroactively allocates any ordinary income to the AMPS without having given advance notice thereof to the Auction Agent as described above solely by reason of the fact that such an allocation results from (i) the redemption of all or a portion of the outstanding AMPS, (ii) the liquidation of the Fund, (iii) a debt obligation believed to be a municipal obligation proving to be an obligation subject to federal income tax or (iv) a dividend payment believed to be qualified dividend income proving to be subject to federal income tax at federal income taxes applicable to ordinary income (the amount of any of such allocations referred to herein as a "Retroactive Taxable Allocation"), the Fund, within 90 days (and generally within 60 days) after the end of the Fund's fiscal year for which such Retroactive Taxable Allocation is made, would provide notice thereof to the Auction Agent and to each holder of AMPS (initially
Cede & Co. as nominee of the Securities Depository) during such fiscal year at such holder's address as the same appears or last appeared on the stock books of the Fund. The Fund, within 30 days after such notice is given to the Auction Agent, would pay to the Auction Agent (who then will distribute to such holders of the AMPS), out of funds legally available therefor, an amount determined in such a manner to place such holders in the same after-tax position as if such Retroactive Taxable Allocations had not been made and the Fund's income distributions had consisted of tax-advantaged dividends with respect to all Retroactive Taxable Allocations made to such holders during the fiscal year in question.

    If the Fund amends the Statement as described above, a number of other provisions in the Statement, such as redemption, payment of dividends on Common Shares, liquidation rights, notification of Special Rate Periods and other provisions would be affected. In the event that the Board of Trustees elects to amend the Statement to include provisions regarding notification of the inclusion of taxable income and/or payment of additional dividends, the Board likely will amend such other affected provisions as needed.

    If the Fund amends the Statement as described above, the Fund's payment of additional dividends to offset Retroactive Taxable Allocations may have tax effects on holders of AMPS. In such case, holders of AMPS should consult their tax advisers about the tax effects of additional dividends.

    The descriptions above are solely intended to be informative of a possible change to the Statement that may or may not occur in the future or that may occur only after you have sold your AMPS. Therefore, you should not assume that such provisions will apply to the AMPS that you purchase in this offering, and instead, you should rely solely upon the information regarding the AMPS appearing elsewhere in this prospectus and in the Statement.

                                  THE AUCTIONS
GENERAL

    Holders of the AMPS will be entitled to receive cumulative cash dividends on their shares when, as and if declared by the Board of Trustees of the Fund, out of the funds legally available therefor, on the Initial Dividend Payment Date with respect to the Initial Rate Period and, thereafter, on each Dividend Payment Date with respect to a Subsequent Rate Period at the rate per annum equal to the applicable rate for each such Rate Period.

    The provisions of the Statement establishing the terms of the AMPS offered hereby will provide that the Applicable Rate for each Rate Period after the Initial Rate Period therefor will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Rate Period due to implementation of the auction procedures set forth in the Statement (the "Auction Procedures") in which persons determine to hold or offer to purchase or sell the AMPS. The Statement, which contains the Auction Procedures, is attached as Appendix B to the Fund's Statement of Additional Information. Each periodic operation of such procedures with respect to the AMPS is referred to hereinafter as an "Auction." If, however, the Fund should fail to pay or duly provide for the full amount of any dividend on or the redemption price of the AMPS called for redemption, the Applicable Rate for the AMPS will be determined as set forth under "Description of AMPS--Dividends and Rate Periods--Non-Payment Period; Late Charge."

    AUCTION AGENT AGREEMENT. The Fund will enter into an agreement (the "Auction Agent Agreement") with The Bank of New York (together with any successor bank or trust company or other entity entering into a similar agreement with the Fund, the "Auction Agent"), which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate for the AMPS. The Fund will pay the Auction Agent compensation for its services under the Auction Agent Agreement.

    The Auction Agent may terminate the Auction Agent Agreement upon notice to the Fund, which termination may be no earlier than 60 days following delivery of such notice. If the Auction Agent resigns, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agent Agreement. The Fund may terminate the Auction Agent Agreement, provided that prior to such termination the Fund shall have entered into such an agreement with respect thereto with a successor Auction Agent.

    In addition to serving as the Auction Agent, the Auction Agent will be the transfer agent, registrar, dividend disbursing agent and redemption agent for the AMPS. The Auction Agent, however, will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions and will not be responsible for any evaluation or verification of any matters certified to it.

    BROKER-DEALER AGREEMENTS. The Auctions require the participation of one or more broker-dealers. The Auction Agent will enter into an agreement with Merrill Lynch with respect to the Fund and may enter into similar agreements (collectively, the "Broker-Dealer Agreements") with one or more other broker-dealers (collectively, the "Broker-Dealers") selected by the Fund, which provide for the participation of such Broker-Dealers in Auctions. A Broker-Dealer Agreement may be terminated by the Auction Agent or a Broker-Dealer on five days' notice to the other party, provided that the Broker-Dealer Agreement with Merrill Lynch may not be terminated without the prior written consent of the Fund, which consent may not be unreasonably withheld.

    The Auction Agent after each Auction will pay a service charge from funds provided by the Fund to each Broker-Dealer on the basis of the purchase price of AMPS placed by such Broker-Dealer at such Auction. The service charge (i) for any 7-Day Rate Period or 28-Day Rate Period shall be payable at the annual rate of 0.25% of the purchase price of the AMPS placed by such Broker-Dealer in any such Auction and (ii) for any Special Rate Period shall be determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Rate Period with respect to such Auction. For the purposes of the preceding sentence, the AMPS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners of AMPS that were acquired by such Beneficial Owners through such Broker-Dealer or (ii) the subject of the following Orders submitted by such Broker-Dealer: (A) a Submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such shares as a result of the Auction, (B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner purchasing such shares as a result of the Auction or (C) a Submitted Hold Order.

    The Broker-Dealer Agreements provide that a Broker-Dealer may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they no longer may do so; provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. If a Broker-Dealer submits an Order for its own account in any Auction of AMPS, it may have knowledge of Orders placed through it in that Auction and therefore have an advantage over other Bidders, but such Broker-Dealer would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

    SECURITIES DEPOSITORY. The Depository Trust Company initially will act as the Securities Depository for the Agent Members with respect to the AMPS. One or more registered certificates for all of the shares of each series of AMPS initially will be registered in the name of Cede & Co., as nominee of the Securities Depository. Each certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of the AMPS contained in the Statement. Cede & Co. initially will be the holder of record of all AMPS, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such shares. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of the AMPS held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the

Beneficial Owner thereof. Payments made by the Fund to holders of AMPS will be duly made by making payments to the nominee of the Securities Depository.

AUCTION PROCEDURES

    The following is a brief summary of the procedures to be used in conducting Auctions. This summary is qualified by reference to the Statement set forth in Appendix B to the Fund's Statement of Additional Information.

    AUCTION DATE. An Auction to determine the Applicable Rate for the AMPS offered hereby for each Rate Period for such shares (other than the Initial Rate Period therefor) will be held on the last Business Day preceding the first day of such Rate Period, which first day is also the Dividend Payment Date for the preceding Rate Period (the date of each Auction being referred to herein as an "Auction Date").

    The Auction Date and the first day of the related Rate Period (both of which must be Business Days) need not be consecutive calendar days. See "Description of AMPS--Dividends and Rate Periods" for information concerning the circumstances under which a Dividend Payment Date may fall on a date other than the days specified above, which may affect the Auction Date.

    ORDERS BY BENEFICIAL OWNERS, POTENTIAL BENEFICIAL OWNERS, EXISTING HOLDERS AND POTENTIAL HOLDERS. On or prior to each Auction Date for a series of AMPS:

    (a) each Beneficial Owner may submit to its Broker-Dealer by telephone orders ("Orders") with respect to a series of AMPS as follows:

        (i) Hold Order--indicating the number of outstanding AMPS, if any, that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next Rate Period for such shares;

        (ii) Bid--indicating the number of outstanding AMPS, if any, that such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next Rate Period for such shares is not less than the rate per annum then specified by such Beneficial Owner; and/or

       (iii) Sell Order--indicating the number of outstanding AMPS, if any, that such Beneficial Owner offers to sell without regard to the Applicable Rate for the next Rate Period for such shares; and

    (b) Broker-Dealers will contact customers who are Potential Beneficial Owners of AMPS to determine whether such Potential Beneficial Owners desire to submit Bids indicating the number of AMPS which they offer to purchase provided that the Applicable Rate for the next Rate Period for such shares is not less than the rates per annum specified in such Bids.

    A Beneficial Owner or a Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder" and collectively as "Bidders." Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

    In an Auction, a Beneficial Owner may submit different types of Orders with respect to AMPS then held by such Beneficial Owner, as well as Bids for additional AMPS. For information concerning the priority given to different types of Orders placed by Beneficial Owners, see "--Submission of Orders by Broker-Dealers to Auction Agent" below.

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
    The Fund will take all reasonable action necessary to enable Fitch and Moody's to provide a rating for the AMPS. If Fitch or Moody's shall not make such a rating available, the Investment Adviser and Investment Sub-Adviser or their affiliates and successors, after consultation with the Fund and the Broker-Dealers, will select another rating agency (a "Substitute Rating Agency") to act as a Substitute Rating Agency.

    Any Bid by a Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will be treated as a Sell Order, and any Bid by a Potential Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will not be considered. See "--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares."

    Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. A Broker-Dealer also may hold AMPS in its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any AMPS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect to AMPS held by it, as described in the next paragraph. Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby. For information concerning the priority given to different types of Orders placed by Existing Holders, see "--Submission of Orders by Broker-Dealers to Auction Agent." Each purchase or sale in an Auction will be settled on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "--Notification of Results; Settlement."

    If one or more Orders covering in the aggregate all of the outstanding AMPS held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, either because a Broker-Dealer failed to contact such Existing Holder or otherwise, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Rate Period of 91 days or less) and a Sell Order (in the case of an Auction relating to a Special Rate Period of longer than 91 days) to have been submitted by or on behalf of such Existing Holder covering the number of outstanding AMPS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

    If all of the outstanding AMPS are subject to Submitted Hold Orders, the Rate Period next succeeding the Auction automatically shall be the same length as the immediately preceding Rate Period, and the Applicable Rate for the next Rate Period for all the AMPS will be 80% of the Reference Rate on the date of the applicable Auction.

    For the purposes of an Auction, the AMPS for which the Fund shall have given notice of redemption and deposited moneys therefor with the Auction Agent in trust or segregated in an account at the Fund's custodian bank for the benefit of the Auction Agent, as set forth under "Description of AMPS--Redemption," will not be considered as outstanding and will not be included in such Auction. Pursuant to the Statement of the Fund, the Fund will be prohibited from reissuing and its affiliates (other than the underwriter) will be prohibited from transferring (other than to the Fund) any AMPS they may acquire. Neither the Fund nor any affiliate of the Fund (other than the underwriter) may submit an Order in any Auction, except that an affiliate of the Fund that is a Broker-Dealer may submit an Order.

    SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT. Prior to
1:30 p.m., New York City time, on each Auction Date, or such other time on the Auction Date as may be specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder in respect of the AMPS subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

    If the rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (0.001) of 1%. If one or more Orders of an Existing Holder are submitted to the Auction Agent and such Orders cover in the aggregate more than the number of outstanding AMPS held by such Existing Holder, such Orders will be considered valid in the following order of priority:

     (i) any Hold Order will be considered valid up to and including the number of outstanding AMPS held by such Existing Holder, provided that if more than one Hold Order is submitted by such Existing Holder and the number of AMPS subject to such Hold Orders exceeds the number of outstanding AMPS held by such Existing Holder, the number of AMPS subject to each of such Hold Orders will be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of outstanding AMPS held by such Existing Holder;

     (ii) any Bids will be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted by such Existing Holder, up to and including the excess of the number of outstanding AMPS held by such Existing Holder over the number of outstanding AMPS subject to any Hold Order referred to in clause (i) above (and if more than one Bid submitted by such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of clause (i) above and of the foregoing portion of this clause
           (ii) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids will be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to Bids not valid under this clause (ii) shall be treated as the subject of a Bid by a Potential Holder; and

    (iii) any Sell Order will be considered valid up to and including the excess of the number of outstanding AMPS held by such Existing Holder over the sum of the number of AMPS subject to Hold Orders referred to in clause (i) above and the number of AMPS subject to valid Bids by such Existing Holder referred to in clause
           (ii) above; provided that, if more than one Sell Order is submitted by any Existing Holder and the number of AMPS subject to such Sell Orders is greater than such excess, the number of AMPS subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of AMPS equal to such excess.

    If more than one Bid of any Potential Holder is submitted in any Auction, each Bid submitted in such Auction will be considered a separate Bid with the rate per annum and number of AMPS therein specified.

    DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE. Not earlier than the Submission Deadline for each Auction, the Auction Agent will assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such "Hold Order," "Bid" or "Sell Order" as submitted or deemed submitted by a Broker-Dealer hereinafter being referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and will determine the excess of the number of outstanding AMPS over the number of outstanding AMPS subject to Submitted Hold Orders (such excess being referred to as the "Available AMPS") and whether Sufficient Clearing Bids have been made in such Auction. Sufficient Clearing Bids will have been made if the number of outstanding AMPS that are the subject of Submitted Bids of Potential Holders with rates per annum not higher than the Maximum Applicable Rate equals or exceeds the number of outstanding shares that are the subject of Submitted Sell Orders (including the number of shares subject to Bids of Existing Holders specifying rates per annum higher than the Maximum Applicable Rate). If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") which would result in the number of shares subject to Submitted Bids specifying such rate per annum or a lower rate per annum being at least equal to the available AMPS. If Sufficient Clearing Bids have been made, the Winning Bid Rate will be the Applicable Rate for the next Rate Period for the AMPS then outstanding. If Sufficient Clearing Bids have not been made (other than because all outstanding AMPS are the subject of Submitted Hold Orders), the Rate Period next following the Auction automatically will be a 7-Day Rate Period in the case of Series M7 or a 28-Day Rate Period in the case of Series T28 and the Applicable Rate for such Rate Period will be equal to the Maximum Applicable Rate.

    If Sufficient Clearing Bids have not been made, Beneficial Owners that have Submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, of the AMPS subject to such Submitted Sell Orders. See "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares." Thus, under some circumstances, Beneficial Owners may not have liquidity of investment.

    ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES. Based on the determinations described under "--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and subject to the discretion of the Auction Agent to round, the Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling or a Potential Holder purchasing, a number of shares of a series of AMPS that is fewer than the number of shares of such series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. See the Fund's Statement set forth in Appendix B to the Fund's Statement of Additional Information.

    NOTIFICATION OF RESULTS; SETTLEMENT. The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Rate Period for the related AMPS by telephone at approximately 3:30 p.m., New York City time, on the Auction Date for such Auction. Each such Broker-Dealer that submitted an Order for the account of a customer then will advise such customer whether such Bid or Sell Order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling AMPS as a result of the Auction and will advise each customer purchasing or selling AMPS to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate.

    In accordance with the Securities Depository's normal procedures, on the day after each Auction Date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective Agent Members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of AMPS as determined in such Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the

Securities Depository applicable to AMPS shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds. If the certificates for the AMPS are not held by the Securities Depository or its nominee, payment will be made in same-day funds to the Auction Agent against delivery of such certificates.

    The following is a simplified example of how a typical Auction works. Assume that the Fund has 1,000 outstanding AMPS and three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the Auction:

Current Holder A........................  Owns 500 shares, wants to sell all 500    Bid order of 2.1% rate for all 500
                                          shares if Applicable Rate is less than    shares
                                          2.1%
Current Holder B........................  Owns 300 shares, wants to hold            Hold Order--will take the Applicable
                                                                                    Rate
Current Holder C........................  Owns 200 shares, wants to sell all 200    Bid order of 1.9% rate for all 200
                                          shares if Applicable Rate is less than    shares
                                          1.9%
Potential Holder D......................  Wants to buy 200 shares                   Places order to buy at or above 2.0%
Potential Holder E......................  Wants to buy 300 shares                   Places order to buy at or above 1.9%
Potential Holder F......................  Wants to buy 200 shares                   Places order to buy at or above 2.1%

    The lowest dividend rate that will result in all 1,000 AMPS continuing to be held is 2.0% (the offer by D). Therefore, the Applicable Rate will be 2.0%. Current Holders B and C will continue to own their shares. Current Holder A will sell its shares because A's dividend rate bid was higher than the Applicable Rate. Potential Holder D will buy 200 shares and Potential Holder E will buy 300 shares because their bid rates were at or below the Applicable Rate. Potential Holder F will not buy shares because its bid rate was above the Applicable Rate.

SECONDARY MARKET TRADING AND TRANSFER OF AMPS

    The Broker-Dealers may maintain a secondary trading market in the AMPS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide holders with a liquid trading market (I.E., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The AMPS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long-Term Rate Period, likely will have an adverse effect on the secondary market price of the AMPS, and a selling shareholder may not be able to sell AMPS between Auctions at a price per share of $25,000 plus accumulated dividends.

                        DESCRIPTION OF CAPITAL STRUCTURE
GENERAL

    The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of February 12, 2004. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share. Each Common Share has one vote and is fully paid and non-assessable, except that the Board of Trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of Common Shares owned by each respective shareholder. The Declaration of Trust also authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including Preferred Shares, having a par value of $.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of Common Shares. For a description of the AMPS, see "Description of AMPS."

    Holders of Common Shares are entitled to share equally in dividends declared by a Board of Trustees payable to holders of Common Shares and in the net assets of the Fund available for distribution to holders of Common Shares after payment of the preferential amounts payable to holders of any outstanding Preferred Shares. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive or conversion rights and Common Shares are not redeemable. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding Preferred Shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares.

    Holders of Common Shares are entitled to one vote for each share held and will vote with the holders of any outstanding AMPS or other Preferred Shares on each matter submitted to a vote of holders of Common Shares, except as described under "Description of AMPS--Voting Rights."

    Shareholders are entitled to one vote for each share held. The Common Shares, AMPS and any other Preferred Shares do not have cumulative voting rights, which means that the holders of more than 50% of the Common Shares, AMPS and any other Preferred Shares voting for the election of Trustees can elect all of the Trustees standing for election by such holders, and, in such event, the holders of the remaining Common Shares, AMPS and any other Preferred Shares will not be able to elect any of such Trustees.

    So long as any AMPS or any other Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any dividends of or other distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on Preferred Shares or accrued interest on borrowings has been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding Preferred Shares (expected to equal the aggregate original purchase price of the outstanding Preferred Shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the Preferred Shares from a rating agency. These requirements include an asset coverage test more stringent than under the 1940 Act. See "Description of AMPS--Dividends and Rate Periods--Restrictions on Dividends and Other Payments."

    The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

    The Common Shares of the Fund commenced trading on the NYSE on April 28, 2004. As of May 31, 2004, the net asset value per share of Common Shares and the closing price per share of Common Shares on the NYSE were $14.27, and $14.75, respectively.

PREFERRED SHARES

    Under the 1940 Act, the Fund is permitted to have outstanding more than one series of Preferred Shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive rights to purchase any AMPS or any other Preferred Shares that might be issued. It is anticipated that the net asset value per share of the AMPS will equal its original purchase price per share plus accumulated dividends per share.

BORROWINGS

    The Fund is permitted, without prior approval of the Fund's shareholders, to borrow money. Current rating agency guidelines from Moody's and Fitch may limit the Fund's ability to borrow money. See the Statement for a description of such limitations. The Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Fund's assets as security. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

    LIMITATIONS. Borrowings by the Fund are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. In addition, agreements related to the borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act.

    DISTRIBUTION PREFERENCE. The rights of lenders to the Fund to receive interest on, and repayment of, principal of any such borrowings will be senior to those of the holders of AMPS and Preferred Shares and of Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to shareholders in certain circumstances.

    VOTING RIGHTS. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on, or repayment of, principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Any borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund. If the Board of Trustees determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Governing Documents.

                             CERTAIN PROVISIONS IN
                         THE FUND'S GOVERNING DOCUMENTS

    The Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

    The Governing Documents require a vote by holders of at least 75% of the shares of the Fund's capital stock outstanding and entitled to vote, except as described below, to authorize (1) the Fund's conversion from a closed-end to an open-end investment company; (2) any merger or consolidation or share exchange of the Fund with or into any other company; (3) the dissolution or liquidation of the Fund; (4) any sale, lease, or exchange of all or substantially all of the Fund's assets to any Principal Shareholder (as defined below); (5) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act; (6) with certain exceptions, the issuance of any securities of the Fund to any Principal Shareholder for cash; or (7) any transfer by the Fund of any securities of the Fund to any Principal Shareholder in exchange for cash, securities or other property having an aggregate fair market value of $1,000,000 or more; provided, with respect to
(1) through (5), if such action has been authorized by the affirmative vote of a majority of the entire Board of Trustees, including a majority of the Trustees who are not "interested persons," of the Fund, as defined in the 1940 Act ("Independent Trustees"), then the affirmative vote of the holders of only a majority of the Fund's shares of capital stock outstanding and entitled to vote at the time is required; and provided, further, with respect to (6) and (7), if such transaction has been authorized by the affirmative vote of a majority of the entire Board of Trustees, including a majority of the Independent Trustees, no shareholder vote is required to authorize such action. The term "Principal Shareholder" means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund, and includes any associates or affiliates of such person or entity or of any member of the group. None of the foregoing provisions may be amended except by the vote of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon. The percentage vote required under these provisions is higher than that required by the 1940 Act. The Board of Trustees believes that the provisions of the Governing Documents relating to such a higher vote are in the best interest of the Fund and its shareholders. Even if agreed to by the Fund, certain of the transactions described above may be prohibited by the 1940 Act.

    The Board is classified into three classes, each with a term of three years with only one class of Trustees standing for election in any year. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period. Trustees may be removed from office only for cause and only by vote of at least 75% of the shares entitled to be voted for such Trustee in an election of Trustees.

    Reference should be made to the Governing Documents on file with the Securities and Exchange Commission for the full text of these provisions.

                           CLOSED-END FUND STRUCTURE

    The Fund is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their common shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if a holder of Common Shares wishes to sell its shares of a closed-end fund it must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the Fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds, like the Fund, generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the mutual fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as Financial Leverage and investments in illiquid securities.

    Common shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund's Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the Common Shares trading at a price equal or close to net asset value per share. The Board of Trustees might also consider converting the Fund to an open-end fund, which would also require a super majority vote of the shareholders of the Fund. Before deciding whether to take action to convert the Fund to an open-end fund, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount and market considerations.

                          REPURCHASE OF COMMON SHARES;
                          CONVERSION TO OPEN-END FUND
REPURCHASE OF COMMON SHARES

    The Fund is a closed-end management investment company and as such its Common Shareholders do not, and will not, have the right to require the Fund to repurchase their shares. The Fund, however, may repurchase its Common Shares from time to time as and when it deems such a repurchase advisable. The Fund's Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board of Trustees may consider the repurchase of its Common Shares on the open market or in private transactions. Pursuant to the 1940 Act, the Fund may repurchase its Common Shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such Common Shares) or pursuant to tenders and may also repurchase Common Shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase Common Shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interest in the Fund.

    When the Fund repurchases its Common Shares for a price below net asset value, the net asset value of the Common Shares that remain outstanding generally will be enhanced, but this does not necessarily mean that the market price of the outstanding Common Shares will be affected, either positively or negatively.

CONVERSION TO OPEN-END FUND

    To convert the Fund to an open-end investment company, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders.

    In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. Additionally, conversion of the Fund to an open-end investment company would require the redemption of any outstanding Preferred Shares, including the AMPS, and could require the repayment of borrowings. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

                                    TAXATION

    The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of the AMPS of the Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge against currency risk, a constructive sale, or a conversion transaction, shareholders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

    The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, which qualification the following discussion assumes, the Fund must satisfy certain tests regarding the sources of its income and the diversification of its assets. If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of
(i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund retains any investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax exempt interest, if any, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax thereby subjecting any income earned by the Fund to tax at the corporate level at a maximum 35% U.S. federal income tax rate and, when such income is distributed, to a further tax at the shareholder level. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a regulated investment company.

    Based, in part, on a lack of present intention on the part of the Fund to redeem the AMPS at any time in the future, the Fund intends to take the position that under present law the AMPS will constitute stock of the Fund, and distributions by the Fund with respect to its AMPS (other than distributions in redemption of AMPS that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current and accumulated earnings and profits as calculated for federal income tax purposes. It is possible, however, that the IRS might take a contrary position, asserting, for example, that the AMPS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by the Fund to holders of AMPS would constitute interest, whether or not they exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

    The Fund intends to invest a significant portion of its assets in municipal securities so that it will be permitted to pay "exempt-interest dividends" as defined under applicable U.S. federal income tax law. The Code permits tax-exempt interest received by the Fund to flow through as tax-exempt exempt-interest dividends to the Fund's shareholders, provided that the Fund qualifies as a regulated investment company and at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, that is, obligations described in Section 103(a) of the Code. Provided these tests are met, that part of the Fund's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the Fund as an "exempt interest dividend" under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code but are nevertheless required to be reported on the shareholder's U.S. federal income tax return. The percentage of income designated as tax-exempt is applied uniformly to all distributions made during each taxable year and may differ from the actual percentage of tax-exempt income earned by the Fund during any particular month. That portion of the Fund's dividends and distributions not designated as tax-exempt will be taxable as described below.

    A portion of the Fund's expenditures that would otherwise be deductible will not be allowed as deductions by reason of the Fund's investment in municipal securities (with such disallowed portion, in general, being the same percentage of the Fund's aggregate expenses as the percentage of the Fund's aggregate income that constitutes exempt interest income from municipal securities). A similar disallowance rule also applies to interest expense paid or incurred by the Fund, if any. Such disallowed deductions will reduce the amount that the Fund can designate as exempt-interest dividends by the disallowed amount.

    Exempt-interest dividends derived from interest on certain "private activity bonds" will be items of tax preference that are subject to U.S. federal alternative minimum tax for individuals or entities that are subject to such tax, and all exempt-interest dividends may result in or increase a corporate shareholder's liability for the U.S. federal alternative minimum tax. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial revenue or private activity bonds or persons related to substantial users.

    Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of the Fund will not be deductible for U.S. federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the Fund. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Fund.

    The Fund seeks to invest its assets in a manner which will provide as large a portion of tax-exempt income as is consistent with its investment objective. In addition to investing in equity securities that pay tax-qualified dividends, the Fund may also invest a portion of its portfolio in debt and equity securities the income on which is taxable at ordinary income tax rates, and may engage in other transactions generating gain or income which is not tax-exempt, for example, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire any debt obligation at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into swaps, options and futures transactions. The Fund's distributions from such gain or income will not be "exempt-interest dividends," as described above, and accordingly will be taxable.

    Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

    Dividend income distributed to individual shareholders may qualify for such maximum 15% U.S. federal income tax rate to the extent that such dividends are attributable to "qualified dividend income," as that term is defined in
Section 1(h)(11) of the Code, from the Fund's investments in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholder. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Higher tax rates will be reimposed after 2008 unless further legislative action by Congress is taken. We cannot assure you, however, as to what percentage of the dividends paid on the AMPS, if any, will consist of qualified dividend income or long term capital gains, both of which are taxed at lower rates for individuals than ordinary income.

    In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income, and dividends received by the Fund from REITs constitute qualified dividend income only in limited circumstances. Dividends distributed to shareholders attributable to income from such investments and from the Fund's investments in debt securities, auction rate preferred stock or any other investments that do not produce qualified dividend income will not qualify for the maximum 15% U.S. federal income tax rate on qualified dividend income, unless 95% or more the Fund's "gross income" (as specially computed) for a taxable year is comprised of qualified dividend income received by the Fund, in which case all dividends attributable to such gross income will be taxable to individual shareholders at a maximum 15% U.S. federal income tax rate if certain holding period and other requirements are met.

    A dividend paid by the Fund to a shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Although current law only provides a 120 day and 180 day period for holding such stock, a proposed technical correction to the law would extend such periods to 121 days and 181 days. The Treasury Department and the IRS have announced that taxpayers may apply the extended period as if the legislation were already enacted in filing their federal income tax returns.

    Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things,
(i) disallow, suspend or otherwise limit the allowance of certain losses or deductions (which, as discussed above, will reduce the amount of exempt-interest dividends that the Fund may pay), (ii) convert tax-advantaged income into higher taxed short-term capital or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited),
(iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions, if possible.

    If the Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and (iii) to claim refunds to the extent the credit exceeds such liabilities. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

    Sales and other dispositions of the Fund's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if shares of the Fund are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares sold. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event substantially identical shares of the Fund are purchased (including those made pursuant to capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.

    The IRS has taken the position that if a regulated investment company has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class's proportionate share of particular types of income for that year, including ordinary income and net capital gain. A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the regulated investment company during that year to the class. By reason of this rule, the Fund is required to designate a portion of its net capital gain, qualified dividend income and dividends qualifying for the dividends received deduction, if any, among the holders of Common Shares and of AMPS.

    If at any time when AMPS are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of Common Shares until the asset coverage is restored. See "Description of the Capital Structure." Such a suspension may prevent the Fund from distributing at least 90% of the sum of its investment company taxable income and certain other income and may, therefore, jeopardize the Fund's qualification for taxation as a regulated investment company. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may redeem AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify for treatment as a regulated investment company. See "Description of AMPS." There can be no assurance, however, that any such action would achieve that objective.

    The exclusion from gross income of exempt-interest dividends for U.S. federal income tax purposes does not necessarily result in exclusion under the tax laws of any state or local taxing authority, which laws vary with respect to the taxation of such income. Many states will exempt from tax that portion of an exempt-interest dividend which represents interest received by the Fund on that state's securities, subject in some cases to compliance with concentration and/or reporting requirements which the Fund makes no commitment to seek to satisfy. However, the Fund will report annually to its shareholders the percentage of interest income received by the Fund during the preceding year on federally tax-exempt obligations indicating, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exclusion from gross income, if any, of exempt-interest dividends under the state and local tax laws applicable to the shareholder.

    The Fund is required in certain circumstances to backup withhold on reportable payments, including dividends, other than exempt interest dividends, capital gains distributions, and proceeds of sales or other dispositions of the Fund's shares paid to certain holders of the Fund's shares who do not furnish the Fund with their correct Social Security number or other taxpayer identification number and make certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

    The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations currently in effect as they generally affect the taxation of the Fund and its shareholders. As noted above, these provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A further discussion of the U.S. federal income tax rules applicable to the Fund can be found in the Statement of Additional Information which is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes.

                                  UNDERWRITING

    Subject to the terms and conditions stated in a purchase agreement dated July 1, 2004, each underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of AMPS set forth opposite the name of such underwriter.

                                                                   NUMBER OF AMPS
                                                                   --------------
UNDERWRITER                                                   SERIES M7    SERIES T28
-----------                                                   ----------   -----------
Merrill Lynch, Pierce, Fenner & Smith
          Incorporated......................................      2,400         2,400
                                                              ---------    ----------
          Total.............................................      2,400         2,400
                                                              =========    ==========

    The purchase agreement provides that the obligations of the underwriter to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including, without limitation, the receipt by the underwriter of customary closing certificates, opinions and other documents and the receipt by the Fund of "Aaa" and "AAA" ratings on the AMPS by Moody's and Fitch, respectively, as of the time of the offering. The underwriter is obligated to purchase all the AMPS if they purchase any of the AMPS. In the purchase agreement, the Fund, the Investment Adviser and the Investment Sub-Adviser have agreed to indemnify the underwriter against certain liabilities, including liabilities arising under the 1933 Act, or to contribute payments the underwriter may be required to make for any of those liabilities.

    The underwriter proposes to initially offer some of the AMPS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the AMPS to certain dealers at the public offering price less a concession not in excess of $137.50 per share. The sales load the Fund will pay of $250 per share is equal to 1% of the initial offering price of the AMPS. After the initial public offering, the underwriter may change the public offering price and the concession. Investors must pay for any AMPS purchased on or before July 7, 2004.

    The Fund anticipates that the underwriter may from time to time act as a broker, or after it has ceased to be an underwriter, a dealer in executing the Fund's portfolio transactions. The underwriter is an active underwriter of, and a dealer in, securities and acts as a market maker in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

    The Fund anticipates that the underwriter or its affiliates may, from time to time, act in auctions as a broker-dealer and receive fees as set forth under "The Auctions" and in the Statement of Additional Information.

    The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.

    The settlement date for the purchase of the AMPS will be July 7, 2004, as agreed upon by the underwriter, the Fund, the Investment Adviser and the Investment Sub-Adviser pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934, as amended.

                    CUSTODIAN, ADMINISTRATOR, TRANSFER AGENT
                         AND DIVIDEND-DISBURSING AGENT

    The Bank of New York serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

    The Bank of New York serves as the Fund's dividend disbursing agent, plan agent under the Fund's Automatic Dividend Reinvestment Plan, transfer agent, registrar and administrator for the Common Shares of the Fund. The Fund will pay to the Bank of New York, as administrator, compensation as mutually agreed upon by the Fund and The Bank of New York.

    The Depository Trust Company will act as securities depository for the AMPS. The Bank of New York will act as transfer agent, registrar, dividend disbursing agent and redemption agent for the AMPS.

    The Bank of New York is located at 101 Barclay Street, New York, New York 10286.

                                 LEGAL OPINIONS

    Certain legal matters in connection with the offering of the AMPS will be passed upon for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois ("Skadden"), and for the underwriter by Clifford Chance US LLP, New York, New York. Clifford Chance US LLP may rely as to certain matters of Delaware law on the opinion of Skadden.

                             ADDITIONAL INFORMATION

    The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by the Fund with the Securities and Exchange Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. The Securities and Exchange Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission.

    The Fund's Common Shares are listed on the NYSE, and reports, proxy statements and other information concerning the Fund and filed with the Securities and Exchange Commission by the Fund can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

    This prospectus constitutes part of a Registration Statement filed by the Fund with the Securities and Exchange Commission under the 1933 Act, and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the AMPS offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Securities and Exchange Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Securities and Exchange Commission's web site (http://www.sec.gov).

                         PRIVACY PRINCIPLES OF THE FUND

    The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

    Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

    The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's Investment Adviser, Investment Sub-Adviser and their delegatees and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

    A Statement of Additional Information dated as of July 1, 2004, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. A Statement of Additional Information may be obtained without charge by writing to the Fund at its address at 210 N. Hale Street, Wheaton, Illinois 60187 or by calling the Fund toll-free at
(800) 345-7999. The Table of Contents of the Statement of Additional Information is as follows:

                                                                        PAGE
                                                                        ----
The Fund..............................................................     1
Investment Objective and Policies.....................................     1
Investment Restrictions...............................................    14
Management of the Fund................................................    17
Portfolio Transactions................................................    25
Portfolio Turnover....................................................    26
Net Asset Value.......................................................    26
Dividends And Distributions on Common Shares..........................    27
Taxation..............................................................    28
General Information...................................................    36
Appendix A: Proxy Voting Procedures...................................   A-1
Appendix B: Statement of Preferences of Auction Market Preferred
  Shares..............................................................   B-1
Report of Independent Auditors........................................  FS-1
Financial Statements of Fund..........................................  FS-2

                                    GLOSSARY

    "7-DAY RATE PERIOD" means a Rate Period consisting of seven days.

    "28-DAY RATE PERIOD" means a Rate Period consisting of 28 days.

    "1933 ACT" means the Securities Act of 1933, as amended from time to time.

    "1940 ACT" means the Investment Company Act of 1940, as amended from time to time.

    "1940 ACT AMPS ASSET COVERAGE" has the meaning set forth on page 66 of this prospectus.

    "1940 ACT CURE DATE" has the meaning set forth on page 66 of this prospectus.

    "AGENT MEMBER" means the member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more AMPS or on behalf of a Potential Beneficial Owner.

    "APPLICABLE PERCENTAGE" means the percentage determined based on the credit rating assigned to the series of AMPS on such date by Fitch (if Fitch is then rating the AMPS) and Moody's (if Moody's is then rating the AMPS) as follows:

             CREDIT RATINGS
    --------------------------------
        MOODY'S           FITCH       APPLICABLE PERCENTAGE
    ---------------  ---------------  ---------------------
          Aaa              AAA                125%
      Aa3 to Aa1       AA- to AA+             150%
       A3 to A1         A- to A+              200%
     Baa3 to Baa1     BBB- to BBB+            250%
     Ba1 and lower    BB+ and lower           300%

    The applicable percentage will be determined based on the lower of the credit rating or ratings assigned to the AMPS by Fitch and Moody's. If Fitch or Moody's or both do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a Substitute Rating Agency.

    "APPLICABLE RATE" means the rate per annum at which cash dividends are payable on AMPS for any Rate Period.

    "APPLICABLE SPREAD" has the meaning set forth on page 63 of this prospectus.

    "AMPS" means the Auction Market Preferred Shares with a par value of $.01 per share and a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), of the Fund.

    "AUCTION" means a periodic operation of the Auction Procedures.

    "AUCTION AGENT" means The Bank of New York, unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees of the Fund or a duly authorized committee thereof enters into an agreement with each to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the AMPS.

    "AUCTION AGENT AGREEMENT" means the agreement entered into between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate.

    "AUCTION DATE" has the meaning set forth on page 73 of this prospectus.

    "AUCTION PROCEDURES" means the procedures for conducting Auctions set forth in Section 9 of the Fund's Statement contained in Appendix B to the Fund's Statement of Additional Information.

    "AVAILABLE AMPS" has the meaning specified in Paragraph 9(d)(i) of the Auction Procedures.

    "BENEFICIAL OWNER" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or if applicable, the Auction Agent) as a holder of AMPS or a Broker-Dealer that holds AMPS for its own account.

    "BID" has the meaning specified in Subsection 9(b)(i) of the Auction Procedures.

    "BIDDER" has the meaning specified in Subsection 9(b)(i) of the Auction Procedures.

    "BOARD OF TRUSTEES" or "BOARD" means the Board of Trustees of the Fund.

    "BROKER-DEALER" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

    "BROKER-DEALER AGREEMENT" means an agreement entered into between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

    "BUSINESS DAY" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

    "CEDE & CO." means the nominee of DTC, and in whose name the shares of AMPS initially will be registered.

    "CODE" means the Internal Revenue Code of 1986, as amended.

    "COMMON SHARES" means the common shares of beneficial interest, par value $.01 per share, of the Fund.

    "DATE OF ORIGINAL ISSUE" means, with respect to each series of AMPS, the date on which such share first is issued by the Fund.

    "DECLARATION OF TRUST" means the Agreement and Declaration of Trust of the Fund.

    "DISCOUNTED VALUE" of any asset of each means with respect to a Fitch Eligible Asset and Moody's Eligible Asset, the quotient of the market value thereof divided by the applicable Fitch Discount Factor and Moody's Discount Factor.

    "DIVIDEND PAYMENT DATE" has the meaning set forth on page 60 of this prospectus.

    "DTC" means The Depository Trust Company.

    "ELIGIBLE ASSETS" means Fitch Eligible Assets and Moody's Eligible Assets.

    "EXISTING HOLDER" means a Broker-Dealer or any such other person as may be permitted by the Fund that is listed as the holder of record of AMPS in the records of the Auction Agent.

    "FITCH" means Fitch Ratings or its successors.

    "FITCH ELIGIBLE ASSETS" has the meaning set forth on page 67 of this prospectus.

    "FINANCIAL LEVERAGE" means, collectively, borrowing, issuance of debt securities and Preferred Shares, including the AMPS, by the Fund.

    "FUND" means TS&W / Claymore Tax-Advantaged Balanced Fund, a Delaware statutory trust that is the issuer of AMPS.

    "GOVERNING DOCUMENTS" means the Agreement and Declaration of Trust of the Fund and By-Laws of the Fund.

    "HOLD ORDER" has the meaning specified in Subsection 9(b)(i) of the Auction Procedures.

    "INITIAL DIVIDEND PAYMENT DATE" has the meaning set forth on the inside cover page of this prospectus.

    "INITIAL RATE PERIOD" means, with respect to the AMPS, the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date of the AMPS, as set forth on page 62 of this prospectus.

    "IRS" means the Internal Revenue Service.

    "LIBOR" means the London Interbank Offered Rate.

    "LIBOR DEALERS" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other dealer or dealers as the Fund may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

    "LIBOR RATE," on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Rate Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealers or their successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750,
(A) the LIBOR Dealers shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period in an amount determined by such LIBOR Dealers by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealers to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations,
(C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealers (after obtaining the Fund's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Rate Period in an amount determined by the LIBOR Dealers (after obtaining the Fund's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any substitute LIBOR Dealer or substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealers and substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate shall be LIBOR Rate as determined on the previous Auction Date. If the number of Rate Period days shall be (i) seven or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate;
(ii) 21 or more but fewer than 49 days, such rate shall be one-month LIBOR rate;
(iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate;
(xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

    "LONDON BUSINESS DAY" means any day on which commercial banks are generally open for business in London.

    "LONG-TERM RATE PERIOD" has the meaning set forth on page 61 of this prospectus.

    "MANDATORY REDEMPTION PRICE" has the meaning set forth on page 65 of this prospectus.

    "MAXIMUM APPLICABLE RATE" has the meaning specified under "The Auctions--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this prospectus.

    "MOODY'S" means Moody's Investors Service, Inc. or its successors.

    "MOODY'S ELIGIBLE ASSETS" has the meaning set forth on page 67 of this prospectus.

    "NON-CALL PERIOD" has the meaning set forth under "Specific Redemption Provisions" below.

    "NON-PAYMENT PERIOD" has the meaning set forth on page 64 of this prospectus.

    "NON-PAYMENT PERIOD RATE" has the meaning set forth on page 64 of this prospectus.

    "NOTICE OF REVOCATION" has the meaning set forth on page 62 of this prospectus.

    "NOTICE OF SPECIAL RATE PERIOD" has the meaning set forth on page 62 of this prospectus.

    "OPTIONAL REDEMPTION PRICE" has the meaning set forth on page 65 of this prospectus.

    "ORDER" has the meaning specified in Subsection 9(b)(i) of the Auction Procedures.

    "POTENTIAL BENEFICIAL OWNER" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of AMPS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional AMPS.

    "POTENTIAL HOLDER" means any Broker-Dealer or any such other person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring AMPS (or, in the case of an Existing Holder, additional AMPS).

    "PREFERRED SHARES" means preferred shares of beneficial interest, par value $.01 per share, of the Fund.

    "PREFERRED SHARES BASIC MAINTENANCE AMOUNT" has the meaning set forth on page 67 of this prospectus.

    "PREMIUM CALL PERIOD" has the meaning set forth under "Specific Redemption Provisions" below.

    "REFERENCE BANKS" means four major banks in the London interbank market selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates or successors or such other party as the Fund may from time to time appoint.

    "REFERENCE RATE" means (i) with respect to a dividend period having 364 or fewer days, the LIBOR Rate and (ii) with respect to a dividend period having 365 or more days, the applicable U.S. Treasury Note Rate.

    "REQUEST FOR SPECIAL RATE PERIOD" has the meaning set forth on page 61 of this prospectus.

    "RESPONSE" has the meaning set forth on page 61 of this prospectus.

    "RETROACTIVE TAXABLE ALLOCATION" has the meaning set forth on page 70 of this prospectus.

    "S&P" means Standard & Poor's Rating Group, a division of the McGraw Hill Companies, or its successors.

    "SECURITIES DEPOSITORY" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the AMPS.

    "SELL ORDER" has the meaning specified in Subsection 9(b)(i) of the Auction Procedures.

    "SHORT-TERM RATE PERIOD" has the meaning set forth on page 61 this prospectus.

    "SPECIAL RATE PERIOD" has the meaning set forth on page 24 of this prospectus.

    "SPECIFIC REDEMPTION PROVISIONS" means, with respect to a Special Rate Period, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Trustees of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during which the AMPS subject to such Rate Period shall not be subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the AMPS subject to such Rate Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Trustees of the Fund after consultation with the Auction Agent and the Broker-Dealers.

    "STATEMENT" means the Statement of Preferences of Auction Market Preferred Shares of the Fund specifying the powers, preferences and rights of the AMPS. The Fund's Statement is contained in Appendix B to the Fund's Statement of Additional Information.

    "SUBMISSION DEADLINE" has the meaning specified in Subsection 9(a)(x) of the Auction Procedures.

    "SUBMITTED BID" has the meaning specified in Subsection 9(d)(i) of the Auction Procedures.

    "SUBMITTED HOLD ORDER" has the meaning specified in Subsection 9(d)(i) of the Auction Procedures.

    "SUBMITTED ORDER" has the meaning specified in Subsection 9(d)(i) of the Auction Procedures.

    "SUBMITTED SELL ORDER" has the meaning specified in Subsection 9(d)(i) of the Auction Procedures.

    "SUBSEQUENT RATE PERIOD" means each Rate Period after the Initial Rate
Period.

    "SUBSTITUTE RATING AGENCY" and "SUBSTITUTE RATING AGENCIES" shall mean a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations, respectively, selected by the Investment Adviser and the Investment Sub-Adviser, or their respective affiliates and successors, after consultation with the Fund and the Broker-Dealers, to act as a substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the AMPS.

    "SUFFICIENT CLEARING BIDS" has the meaning specified in Subsection 9(d)(i) of the Auction Procedures.

    "TREASURY INDEX RATE" means the average yield to maturity for actively traded marketable fixed interest rate U.S. government securities having the same number of 30-day periods to maturity as the length of the applicable Rate Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Rate Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System; provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. government securities selected by the Fund.

    "VALUATION DATE" means, for purposes of determining whether the Fund is maintaining the Preferred Shares Basic Maintenance Amount, each Business Day commencing with July 7, 2004.

    "WINNING BID RATE" has the meaning specified in Subsection 9(d)(i) of the Auction Procedures.

                                   APPENDIX A

                             RATINGS OF INVESTMENTS
STANDARD & POOR'S CORPORATION

    A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG-TERM DEBT

    An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

    Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

    Nature of and provisions of the obligation; and

    Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

    AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

    A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING

    Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

    BB--Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

    B--Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

    CCC--Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

    CC--The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

    C--The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

    CI--The rating "CI" is reserved for income bonds on which no interest is being paid.

    D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    PROVISIONAL RATINGS: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

    r--The letter "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities who's principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

    L--The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation.* In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

    NR--Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

    An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

    A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

    A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

    A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C--This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

    D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

    A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

PREFERRED SECURITIES

    AAA--This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

-------------------
    * Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

    AA--A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

    A--An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    BBB--An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

    BB--As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S INVESTORS SERVICE, INC.

    A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

LONG-TERM DEBT

    The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

    Aaa BONDS are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuer.

    Aa BONDS are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

    A BONDS possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa BONDS considered medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba, B, Caa, Ca, AND C

    Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

    Con. (--)--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

    (P)--When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

    NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

SHORT-TERM LOANS

    MIG 1/VMIG 1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

    MIG 2/VMIG 2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

    MIG 3/VMIG 3--This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

    MIG 4/VMIG 4--This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

    S.G.--This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

COMMERCIAL PAPER

    Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    -  Leading market positions in well-established industries.

    -  High rates of return on funds employed.

    - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    - Well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

    Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced.

    Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    Issuers rated Not Prime do not fall within any of the Prime rating categories.

PREFERRED SECURITIES RATINGS

    aaa--Preferred stocks which are rated "aaa" are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    aa--Preferred stocks which are rated "aa" are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

    a--Preferred stocks which are rated "a" are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

    baa--Preferred stocks which are rated "baa" are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

    ba--Preferred stocks which are rated "ba" are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[TS&W Logo]                                                      [Claymore Logo]

                                  $120,000,000

                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND

                    AUCTION MARKET PREFERRED SHARES ("AMPS")
                            2,400 SHARES, SERIES M7
                            2,400 SHARES, SERIES T28
                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                                 -------------
                                   PROSPECTUS

                                 -------------

                              MERRILL LYNCH & CO.

                                  JULY 1, 2004

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
                                   ----------

                      STATEMENT OF ADDITIONAL INFORMATION

    TS&W / Claymore Tax-Advantaged Balanced Fund (the "Fund") is a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income.

    This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated July 1, 2004 (the "Prospectus"). Investors should obtain and read the Prospectus prior to purchasing AMPS. A copy of the Prospectus may be obtained without charge, by calling the Fund at (800) 345-7999. This SAI incorporates by reference the entire Prospectus.

    The prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (the "SEC"), Washington, D.C. The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office or via its website, at http://www.sec.gov, at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

                               TABLE OF CONTENTS

                                                                PAGE
The Fund....................................................       1

Investment Objective and Policies...........................       1

Investment Restrictions.....................................      14

Management of the Fund......................................      17

Portfolio Transactions......................................      25

Portfolio Turnover..........................................      26

Net Asset Value.............................................      26

Dividends And Distributions on Common Shares................      27

Taxation....................................................      28

General Information.........................................      36

Appendix A: Proxy Voting Procedures.........................     A-1

Appendix B: Statement of Preferences of Auction Market
  Preferred Shares..........................................     B-1

Report of Independent Auditors..............................    FS-1

Financial Statements for Fund...............................    FS-2

        THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JULY 1, 2004.

                                    THE FUND

    The Fund is a recently organized, closed-end, diversified, management investment company organized under the laws of the State of Delaware. The Fund's common shares of beneficial interest, par value $.01 (the "Common Shares"), are listed on the New York Stock Exchange under the symbol "TYW." Claymore Advisors, LLC (the "Investment Adviser") serves as the investment adviser of the Fund. The Investment Adviser has retained Thompson, Siegel & Walmsley, Inc. (the "Investment Sub-Adviser") to act as the investment sub-adviser for the portion of the Fund's assets allocated to equity and income securities.

                       INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INVESTMENT POLICIES

    The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in the Prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund's principal strategies are discussed in the Prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

    Under normal market conditions, the Fund invests in a portfolio consisting primarily of (i) debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and which is not a preference item for purposes of the alternative minimum tax ("municipal securities") and (ii) common stocks and preferred securities ("equity securities") that pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which are currently taxed at a maximum rate of 15% ("tax-qualified dividends"). The Fund invests at least 50%, and may invest up to 60%, of its total assets in municipal securities (the "Municipal Securities Portfolio"). The Fund invests at least 40%, and may invest up to 50%, of its total assets in equity securities and other income securities (the "Equity and Income Securities Portfolio"). In connection with the foregoing policy, in normal market conditions the Fund will invest at least 25% of its total assets in equity securities. Under normal market conditions, the Fund will invest at least 80% of its total assets in a portfolio of municipal securities and equity securities that are eligible to pay tax-advantaged dividends. Investments in equity securities that do not qualify to pay tax-qualified dividends and non-municipal debt securities are not a principal investment strategy. The Fund is not limited in the types of equity and other securities in which it may invest.

    The Fund's total return will consist of a combination of (i) interest income exempt from regular U.S. federal income tax ("tax-exempt income"),
(ii) tax-qualified dividends, (iii) capital appreciation and (iv) other taxable income. We cannot assure you, however, as to what percentage of the dividends paid on the AMPS, if any, will consist of tax-qualified dividends or long-term capital gains, both of which are taxed at lower rates for individuals than ordinary income. Only the portion of a distribution from the Fund derived from tax-exempt income will be exempt from regular U.S. federal income tax. Consequently, the Fund seeks to achieve its objective of a high level of total after-tax return by investing in a combination of assets producing a yield that is favorable on an after-tax basis and which also offers the potential for capital appreciation through participation in the equity markets. Distributions from sources other than interest income from the Fund's portfolio of municipal securities, including capital gain distributions, are not exempt from regular U.S. federal income tax.

MUNICIPAL OBLIGATIONS

    MUNICIPAL NOTES. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically

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have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, bank notes and commercial paper.

    - Tax Anticipation Notes ("TANs") are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

    - Revenue Anticipation Notes ("RANs") are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

    - Bond Anticipation Notes ("BANs") are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

    - Tax and Revenue Anticipation Notes combine the funding sources of both tax anticipation notes and revenue anticipation notes.

    - Construction Loan Notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default.

    - Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital project needs. These notes have risks similar to the risks associated with TANs and RANs.

    - Tax-Exempt Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions. Payment of principal and interest on issues of tax-exempt commercial paper may be made from various sources, to the extent the funds are available therefrom. Maturities of tax-exempt commercial paper generally will be shorter that the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of tax-exempt commercial paper.

    Certain municipal bonds carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt market index. While the various types of notes described above as a group currently represent the major portion of the tax-exempt note market, other types of notes are or may become available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

    MUNICIPAL BONDS WITH CREDIT ENHANCEMENTS. The Fund may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements ("SBPAs"). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. The insurance only entitles the Fund to receive the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the municipal securities or the value of the shares of the Fund. The Fund may utilize new issue or secondary market insurance. A bond issuer who wishes to increase the credit rating of a security purchases a new issue insurance policy. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's Investors Service, Inc. ("Moody's") or AAA from Standard & Poor's Ratings Group ("S&P")) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding. A secondary market insurance policy is purchased by an investor subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance Funds to purchase tendered bonds that cannot be re-marketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

    ZERO-COUPON BONDS AND STEP-UPS. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, "step-up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds and step-ups generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds and step-ups. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds and step-ups may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

    STRUCTURED NOTES AND HYBRID INSTRUMENTS. The Fund may invest in "structured" notes, which are debt obligations the principal and/or interest on which is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The Fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of the Fund's portfolio (and, thereby, decreasing the Fund's exposure to interest rate risk) and, in any event, that the interest income on the notes will normally be exempt from regular federal income tax. Like other sophisticated strategies, the Fund's use of the structured notes may not work as intended; for example, the change in the value of structured notes may not match very closely the change in the value of the bonds that the structured notes were purchased to hedge.

    The Fund may invest in other types of "hybrid" instruments that combine the characteristics of securities, futures, and options. For example, the principal amount or interest of a hybrid could be tied (positively or negatively) to the price of some securities index or another interest rate (each a "benchmark"). The interest rate or (unlike many debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

DEBT SECURITIES SELECTION--EQUITY AND INCOME SECURITIES PORTFOLIO

    In selecting fixed income securities for the Equity and Income Securities Portfolio, the Investment Sub-Adviser, gives primary consideration to the Fund's investment objective, the attractiveness of the market for debt securities given the Investment Sub-Adviser's outlook for the equity markets and the Fund's liquidity requirements. The Investment Sub-Adviser selects individual securities based on broad economic factors and issuer specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

CONVERTIBLE DEBT SECURITIES

    The Fund may invest in convertible debt securities, which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase. Income payments received by the Fund on convertible debt securities will not be eligible for treatment as tax-qualified dividends.

DEBT SECURITIES RATING CRITERIA

    Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated

BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade, the Investment Adviser or Investment Sub-Adviser, as applicable, will consider if any action is appropriate in light of the Fund's investment objective and policies.

    Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See Appendix A to the Prospectus for a description of rating categories.

    Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund's net asset value to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

    The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

    Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

    Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The Investment Sub-Adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

U.S. GOVERNMENT SECURITIES

    U.S. government securities in which the Fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust

Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include:
(i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

    U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

WARRANTS AND STOCK PURCHASE RIGHTS

    The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

    The Fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

    As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

    The Fund may purchase and sell securities, including U.S. government securities, on a when-issued, delayed delivery or forward commitment basis. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated. See "Asset Segregation."

    When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

    When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

SHORT SALES AGAINST THE BOX

    The Fund may sell securities short "against the box." A short sale involves the Fund borrowing securities from a broker and selling the borrowed securities. The Fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the Fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The Fund intends to use short sales against the box to hedge. For example, when the Fund believes that the price of a current portfolio security may decline, the Fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

    If the Fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding certain tax consequences of effecting short sales may limit the extent to which the Fund may make short sales against the box. Dividends received by the Fund on securities with respect to which the Fund is obligated to make related payments with respect to positions in substantially similar or related property pursuant to short sales will not be eligible for treatment as tax-qualified dividends.

ASSET SEGREGATION

    The Investment Company Act of 1940, as amended (the "1940 Act") requires that the Fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the Fund's portfolio. If the Fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or the Investment Adviser will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

INTEREST RATE AND HEDGING TRANSACTIONS

    INTEREST RATE SWAPS, COLLARS, CAPS AND FLOORS. In order to hedge the value of the Fund's portfolio against interest rate fluctuations or to enhance the Fund's income, the Fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, the Fund also may invest in interest rate swaps to enhance income or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (I.E., wide differences between short-term and long-term interest rates). The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

    In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

    The Fund usually will enter into interest rate swaps on a net basis (I.E., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian.

    The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (I.E., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

    Typically, the parties with which the Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the Fund's ability to engage in interest rate swaps.

CREDIT DEFAULT SWAP AGREEMENTS

    The Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

    Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should an event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap agreement it is exposed to many of the risks of leverage since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

    If the Fund enters into a credit default swap, the Fund may be required to report the swap as a "listed transaction" for tax shelter reporting purposes on the Fund's federal income tax return. If the Internal Revenue Service (the "IRS") were to determine that the credit default swap is a tax shelter, the Fund could be subject to penalties under the Code.

    The Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    To hedge against changes in interest rates or securities prices or to seek to increase total return, the Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").

    FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

    When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

    Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

    HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return on portfolio securities and securities that the Fund owns or proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

    On other occasions, the Fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the market to be less favorable than prices that are currently available.

    OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

    The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium that may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised) that may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

    The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

    OTHER CONSIDERATIONS. The Fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations, which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which the Fund expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes--I.E., futures contracts will be sold to protect against a decline in the price of that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

    As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the Fund's existing non-hedging futures contracts and premiums paid for options on futures entered into for non-hedging purposes (net of the amount the positions are "in the money") would not exceed 5% of the market value of the Fund's total assets. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

    Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to segregate assets to cover such contracts and options.

    While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

OPTIONS ON SECURITIES AND SECURITIES INDICES

    The Fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

    WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the options as long as the options are outstanding, or the Fund will use the other methods described below. The Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

    A put option written by the Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the Fund would be covered, which means that the Fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

    Call and put options written by the Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

    WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES.  The Fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

    The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The Fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

    PURCHASING CALL AND PUT OPTIONS. The Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

    The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's holdings. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

    The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

    RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

    The Fund may purchase and sell options that are traded on U.S. exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

    Transactions by the Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser or the Investment Sub-Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

    The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Investment Adviser's or the Investment Sub-Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

    In addition to the risks of imperfect correlation between the Fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

PORTFOLIO TURNOVER

    It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the Fund and its shareholders.

                            INVESTMENT RESTRICTIONS

    The Fund operates under the following restrictions that constitute fundamental policies. These fundamental policies, as well as the investment objective of the Fund and the Fund's policy of investing at least 80% of its total assets in a portfolio of municipal securities and equity securities that are eligible to pay tax-advantaged income, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or
(ii) more than 50% of the Fund's outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The Fund may not:

        1. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

        2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

        3. Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise permitted by applicable law.

        4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

        5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

        6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to one-third of the Fund's total asset value, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

        7. Invest in a manner inconsistent with its classification as a "diversified company" as provided by the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act or an exemption or other relief applicable to the Fund from provisions of the 1940 Act.

    For purposes of applying the limitation set forth in restriction (3) above, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such nongovernmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the Fund may invest more than 25% of its total assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. In addition, for the purpose of applying the limitation set forth in restriction (3), a non-governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in municipal bonds insured by any given insurer.

    Governmental issuers of municipal securities are not considered part of any "industry."

    All other investment policies of the Fund are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the Fund's outstanding voting shares.

    The Fund has not adopted a fundamental policy prohibiting or limiting the Fund's use of short sales, purchases on margin and the writing of put and call options. The Fund is subject, however, to the limitations on its use of these investments under the 1940 Act and the rules and interpretive positions of the SEC under the 1940 Act. Certain other non-fundamental investment policies are included in the Prospectus under "Investment Objective and Principal Investment Strategies" and this SAI under "Investment Objective and Policies."

    Under one provision of the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. Other provisions of the 1940 Act may allow the Fund to invest a greater percentage of its assets in other investment companies subject to certain conditions. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the Prospectus. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

    In addition, to comply with U.S. federal income tax requirements for qualification as a "regulated investment company," the Fund's investments will be limited in a manner such that at the close of each quarter of each tax year,
(a) no more than 25% of the value of the Fund's total assets are invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Fund's total assets, the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer do not represent more than 5% of the value of the Fund's total assets and do not represent more than 10% of the outstanding voting securities of such issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.

    The Fund does not currently intend to acquire insurance coverage on municipal securities held in the Fund's portfolio ("Fund Insured Bonds"), if, after any such acquisition 10% or more of the Fund's total assets are represented by Fund Insured Bonds insured by the same insurance company or a related group of insurance companies. If Fund Insured Bonds insured by a single insurance company or related group of insurance companies represents more than 10% but less than 25% of the Fund's total assets, the Fund undertakes that it will amend its registration statement under the 1940 Act to include summary financial information and the credit ratings with respect to such insurance company or group of insurance companies. If Fund Insured Bonds insured by a single insurance company or related group of insurance companies represents 25% or more of the Fund's total assets, the Fund undertakes that it will amend its registration statement under the 1940 Act to include audited financial statements and an auditors' consent of such insurance company or group of insurance companies. The foregoing limitation and undertakings do not apply to insurance on any municipal securities at the time of the issuance of such municipal security or any secondary market insurance that was acquired by a prior holder of any municipal security in the Fund's portfolio.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

    Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, who has delegated responsibility for day to day portfolio management of the Fund's assets allocated to the Equity and Income Securities Portfolio to the Investment Sub-Adviser. The day-to-day operations of the Fund are delegated to the Investment Adviser.

    The Trustees are divided into three classes. Trustees serve until their successors have been duly elected.

    Following is a list of the names, ages, addresses, present positions, length of time served with the Fund, principal occupations during the past five years and other directorships held by the trustee.

                                                                                         NUMBER OF
INDEPENDENT TRUSTEES:                                                                    FUNDS IN
                                               TERM OF                                     FUND
                                             OFFICE AND                                   COMPLEX
NAME (AND AGE) AND           POSITION HELD    LENGTH OF    PRINCIPAL OCCUPATION DURING  OVERSEEN BY   OTHER DIRECTORSHIPS HELD BY
BUSINESS ADDRESS(1)          WITH THE FUND   TIME SERVED         PAST FIVE YEARS        TRUSTEE(2)              TRUSTEE
-------------------          -------------   -----------   ---------------------------  -----------   ---------------------------
Robert M Hamje (61)          Trustee         Trustee       Presently retired. Advisor        1
105 Greentree Road                           since 2004    to the Cleveland Foundation
Chagrin Falls, OH 44022                                    Investment Committee.
                                                           Formerly, President and
                                                           Chief Investment Officer of
                                                           TRW Investment Management
                                                           Company (1990-2003).

L. Kent Moore (47)           Trustee         Trustee       Formerly, Portfolio Manager       1
5460 South Quebec Street                     since 2004    and Vice President of Janus
Suite 230                                                  Capital Corp. (2000-2002)
Greenwood Village, CO                                      and Senior
80111                                                      Analyst/Portfolio Manager
                                                           of Marisco Capital
                                                           Management (1997-1999).

Ronald A. Nyberg (50)        Trustee         Trustee       Founding partner of               3        Trustee, Advent Claymore
200 East 5th Avenue                          since 2004    Nyberg & Gustafson, a law                  Convertible Securities and
Suite 113                                                  firm specializing in                       Income Fund, MBIA Capital/
Naperville, IL 60563                                       Corporate Law, Estate                      Claymore Managed Duration
                                                           Planning and Business                      Investment Grade Municipal
                                                           Transactions from                          Income Fund, Western Asset/
                                                           2000-present. Formerly,                    Claymore U.S. Treasury
                                                           Executive Vice President,                  Inflation Protected
                                                           General Counsel and                        Securities Fund,
                                                           Corporate Secretary of Van                 Dreman/Claymore Dividend &
                                                           Kampen Investments                         Income Fund and Western
                                                           (1982-1999). Director,                     Asset/Claymore U.S.
                                                           Juvenile Diabetes Research                 Treasury Inflation
                                                           Foundation, Chicago                        Protected Securities Fund
                                                           Chapter, and Edward                        2.
                                                           Hospital Foundation,
                                                           Naperville, IL. Trustee
                                                           North Park University,
                                                           Chicago.

                                                                                         NUMBER OF
INDEPENDENT TRUSTEES:                                                                    FUNDS IN
                                               TERM OF                                     FUND
                                             OFFICE AND                                   COMPLEX
NAME (AND AGE) AND           POSITION HELD    LENGTH OF    PRINCIPAL OCCUPATION DURING  OVERSEEN BY   OTHER DIRECTORSHIPS HELD BY
BUSINESS ADDRESS(1)          WITH THE FUND   TIME SERVED         PAST FIVE YEARS        TRUSTEE(2)              TRUSTEE
-------------------          -------------   -----------   ---------------------------  -----------   ---------------------------
Ronald E. Toupin, Jr. (44)   Trustee         Trustee       Formerly, Vice President,         3        Trustee, Advent Claymore
117 Ashland Avenue                           since 2004    Manager and Portfolio                      Convertible Securities and
River Forest, IL 60305                                     Manager of Nuveen Asset                    Income Fund, MBIA Capital/
                                                           Management (1998-1999),                    Claymore Managed Duration
                                                           Vice President of Nuveen                   Investment Grade Municipal
                                                           Investment Advisory                        Fund, Western Asset/
                                                           Corporation (1992-1999),                   Claymore U.S. Treasury
                                                           Vice President and Manager                 Inflation Protected
                                                           of Nuveen Unit Investment                  Securities Fund,
                                                           Trusts (1991-1999), and                    Dreman/Claymore Dividend &
                                                           Assistant Vice President                   Income Fund and Western
                                                           and Portfolio Manager of                   Asset/Claymore U.S.
                                                           Nuveen Unit Investment                     Treasury Inflation
                                                           Trusts (1988-1999), each of                Protected Securities Fund
                                                           John Nuveen &                              2.
                                                           Company, Inc. (1982-1999).

                                                                                         NUMBER OF
INTERESTED TRUSTEES:                                                                     FUNDS IN
                                               TERM OF                                     FUND
                                             OFFICE AND                                   COMPLEX
NAME (AND AGE) AND BUSI-     POSITION HELD    LENGTH OF    PRINCIPAL OCCUPATION DURING  OVERSEEN BY   OTHER DIRECTORSHIPS HELD BY
NESS ADDRESS(1)              WITH THE FUND   TIME SERVED         PAST FIVE YEARS        TRUSTEE(2)              TRUSTEE
------------------------     -------------   -----------   ---------------------------  -----------   ---------------------------
Nicholas Dalmaso (39)*       Trustee and     Trustee       Senior Managing Director          3        Trustee, Advent Claymore
210 N. Hale Street           Chief Legal     since 2004    and General Counsel of                     Convertible Securities and
Wheaton, IL 60187            and Execu-                    Claymore Advisors, LLC and                 Income Fund, Dreman/Clay-
                             tive Officer                  Claymore Securities, Inc.                  more Dividend & Income
                                                           from 2001-present. Manager,                Fund, MBIA Capital/Clay-
                                                           Claymore Fund Management                   more Managed Duration
                                                           Company, LLC, Vice Presi-                  Investment Grade Municipal
                                                           dent Boyar Value Fund. For-                Fund, Western Asset/Clay-
                                                           merly, Assistant General                   more U.S. Treasury
                                                           Counsel, John Nuveen and                   Inflation Protected
                                                           Company Inc. (1999-2000).                  Securities Fund, Flaherty &
                                                           Former Vice President and                  Crumrine/Claymore Preferred
                                                           Associate General Counsel                  Securities & Income
                                                           of Van Kampen                              Fund, Inc., Flaherty &
                                                           Investment, Inc.                           Crumrine/Claymore Total
                                                           (1992-1999).                               Return Fund and West-
                                                                                                      ern/Asset Claymore U.S.
                                                                                                      Treasury Inflation
                                                                                                      Protected Securities Fund
                                                                                                      2.

                                                                                         NUMBER OF
INTERESTED TRUSTEES:                                                                     FUNDS IN
                                               TERM OF                                     FUND
                                             OFFICE AND                                   COMPLEX
NAME (AND AGE) AND BUSI-     POSITION HELD    LENGTH OF    PRINCIPAL OCCUPATION DURING  OVERSEEN BY   OTHER DIRECTORSHIPS HELD BY
NESS ADDRESS(1)              WITH THE FUND   TIME SERVED         PAST FIVE YEARS        TRUSTEE(2)              TRUSTEE
------------------------     -------------   -----------   ---------------------------  -----------   ---------------------------
Scott F. Powers (44)*        Trustee         Trustee       Chief Executive Officer of        1        Director, Acadian Asset
200 Clarendon Street                         since 2004    Old Mutual (U.S.) Holdings                 Management, Inc., Analytic
T-53                                                       Inc., Chief Executive                      Investors, Inc., Barrow
Boston, MA 02116                                           Officer of Old Mutual Asset                Hanley, Mewhinney &
                                                           Managers (U.S.) LLC. Prior                 Strauss, Inc., Clay
                                                           to 2001, Executive Vice                    Finlay, Inc., Dwight Asset
                                                           President of Sales and                     Management Company,
                                                           Marketing and Product                      eSecLending LLC, Integra
                                                           Development at Mellon                      Capital Financial Corpora-
                                                           Institutional Asset                        tion, Integra Capital
                                                           Management, Chief Operat-                  Management Corporation,
                                                           ing Officer and head of                    Integra Capital Quebec
                                                           marketing and client                       Corporation, Old Mutual
                                                           service for The Boston                     Asset Managers (US) LLC,
                                                           Company Asset Management                   Old Mutual Asset Management
                                                           (1989-1999). Financial                     Charitable Foundation,
                                                           Advisor for Dean Witter                    Inc., Old Mutual (US)
                                                           (1985-1989).                               Holdings Inc., Pilgrim
                                                                                                      Baxter & Associates, Ltd.,
                                                                                                      Provident Investment Coun-
                                                                                                      sel, Inc., Rogge Global
                                                                                                      Partners plc, Thompson,
                                                                                                      Siegel & Walmsley, Inc.,
                                                                                                      United Investments Co.,
                                                                                                      Ltd. and UAM (Japan) Inc.

* Mr. Dalmaso is an interested person of the Fund because he is an officer of the Investment Adviser and certain of its affiliates. Mr. Powers is an interested person of the Fund by virtue of being a director of the Investment Sub-Adviser as well as through various positions he holds with Old Mutual (U.S.) Holdings Inc., the parent company of the Investment Sub-Adviser, and its affiliates.

(1) After a Trustee's initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves.

    -- Messrs. Dalmaso and Hamje, as Class I Trustees, are expected to stand for re-election at the Fund's 2005 annual meeting of shareholders.
      Messrs. Dalmaso and Moore will act as the Fund's Preferred Shares
      Trustees.

    -- Messrs. Moore and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund's 2006 annual meeting of shareholders.

    -- Messrs. Toupin and Powers, as Class III Trustees, are expected to stand for re-election at the Fund's 2007 annual meeting of shareholders.

(2) As of the date of this SAI, there are three funds, including the Fund, in the "fund complex."

OFFICERS:
                                                                          PRINCIPAL OCCUPATION
NAME AND AGE                          POSITION                         DURING THE PAST FIVE YEARS
------------                     ------------------   ------------------------------------------------------------
Steven M. Hill (39)              Chief Financial      Managing Director of Claymore Advisors, LLC and Claymore
210 N. Hale Street               Officer, Chief       Securities, Inc. Previously, Treasurer of Henderson Global
Wheaton, IL 60187                Accounting Officer   Funds and Operations Manager for Henderson Global Investors
                                 and Treasurer        (NA) Inc. (200-2003); Managing Director, FrontPoint Partners
                                                      LLC (2001-2002); Vice President, Nuveen Investments
                                                      (1999-2001); Chief Financial Officer, Skyline Asset
                                                      Management LP, (1999); Vice President, Van Kampen
                                                      Investments and Assistant Treasurer, Van Kampen mutual funds
                                                      (1989-1999).

Vincent R. Giordano (56)         Vice President       Senior Managing Director of Claymore Advisors, LLC.
210 N. Hale Street                                    Previously, Senior Vice President and Portfolio Manager of
Wheaton, IL 60187                                     Merrill Lynch Asset Management, Inc. (1985-2001).

Heidemarie Gregoriev (33)        Secretary            Vice President and Assistant General Counsel of Claymore
210 N. Hale Street                                    Advisors, LLC and Claymore Securities, Inc. Previously,
Wheaton, IL 60187                                     Legal Counsel for Henderson Global Investors N/A Inc.
                                                      (2001-2004), Associate of Gardner, Carton & Douglas LLP
                                                      (1997-2001).

George Gregorio (55)             Vice President       Managing Director of Claymore Advisors, LLC. Previously,
210 N. Hale Street                                    Sell Side Analyst for JB Hanauer & Co.
Wheaton, IL 60187

Anne S. Kochevar (40)            Vice President       Managing Director, Compliance of Claymore Advisors, LLC and
210 N. Hale Street                                    Claymore Securities, Inc. Previously, Advertising Principal,
Wheaton, IL 60187                                     Allstate Financial Services, LLC, Compliance Coordinator for
                                                      Nuveen Investments and Vice President and Director of
                                                      Compliance for Van Kampen Investments.

Roberto W. Roffo (38)            Vice President       Managing Director of Claymore Advisors, LLC. Previously,
210 N. Hale Street                                    Director and Vice President of Merrill Lynch Investment
Wheaton, IL 60187                                     Managers.

    The Trustees serving on the Fund's Nominating and Governance Committee are Messrs. Hamje, Moore, Nyberg and Toupin. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Fund does not have a standing compensation committee.

    Messrs. Hamje, Moore and Toupin, who are not "interested persons" of the Fund as defined in the 1940 Act, serve on the Fund's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Fund's independent accountants.

    Messrs. Dalmaso and Powers serve on the Fund's Executive Committee.

REMUNERATION OF TRUSTEES AND OFFICERS

    The Fund pays each Trustee who is not affiliated with the Investment Adviser or the Investment Manager or their respective affiliates a fee of $12,000 per year plus $1,000 per Board meeting and $500 per committee meeting attended, together with each Trustee's actual out-of-pocket expenses relating to attendance at such meetings.

    The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Fund's fiscal year ended December 31, 2004.

                                                                    TOTAL           NUMBER OF
                                              PENSION OR         COMPENSATION        FUNDS IN
                           AGGREGATE          RETIREMENT        FROM THE FUND          FUND
                           ESTIMATED       BENEFITS ACCRUED        AND FUND          COMPLEX
                          COMPENSATION        AS PART OF           COMPLEX         OVERSEEN BY
NAME(1)                 FROM THE FUND(2)   FUND EXPENSES(2)   PAID TO TRUSTEE(3)    TRUSTEE(3)
-------                 ----------------   ----------------   ------------------   ------------
Robert Hamje                $18,000             None              $18,000               1

L. Kent Moore               $18,000             None              $18,000               1

Ronald A. Nyberg            $18,000             None              $41,500               3

Ronald E. Toupin, Jr.       $18,000             None              $41,500               3

(1)  Trustees not entitled to compensation are not included in the table.

(2) The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.

(3) As of the date of this SAI, there are three funds, including the Fund, in the "fund complex."

TRUSTEE OWNERSHIP OF SECURITIES OF THE FUND AND OTHER FUNDS IN THE FUND COMPLEX

    As of December 31, 2003, no Trustees beneficially owned securities of the Fund or securities of any other fund in the fund complex overseen by the Trustee.

INDEMNIFICATION OF OFFICERS AND TRUSTEES; LIMITATIONS ON LIABILITY

    The Governing Documents of the Fund provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the Governing Documents of the Fund protects or indemnifies a Trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

INVESTMENT ADVISORY AGREEMENT

    Claymore Advisors, LLC acts as the Fund's investment adviser pursuant to a investment advisory agreement with the Fund (the "Investment Advisory Agreement"). The Investment Adviser, subject to the supervision of the Board of Trustees, is responsible for managing, either directly or through others selected by the Investment Adviser, the investments of the Fund. The Investment Adviser also furnishes to the Board of Trustees periodic reports on the investment performance of the Fund.

    Under the terms of the Investment Advisory Agreement, subject to such policies as the Trustees may determine, the Investment Adviser, at its expense, furnishes continuously an investment program for the Fund and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities subject always to the Fund's investment objective, policies and restrictions: provided that, so long as the Investment Sub-Adviser serves as sub-adviser for the Fund, the Investment Adviser's obligation under the Investment Advisory Agreement with respect to the Fund includes, subject always to the control of the Board of Trustees, to oversee the Investment Sub-Adviser in its day-to-day portfolio management of the Equity and Income Securities Portfolio of the Fund and to make periodic determinations as to how the Fund's assets should be allocated for investment between the Municipal Securities Portfolio and the Equity and Income Securities Portfolio. The Investment Adviser is also responsible for other Fund wide investment management decisions, including those involving the Fund's use of leverage and hedging strategies.

    As compensation for its services, the Fund pays the Investment Adviser a fee, payable monthly, at an annual rate equal to .70% of the Fund's average daily total assets (including the assets attributable to the proceeds from Financial Leverage) minus liabilities (other than liabilities related to Financial Leverage) (the "Managed Assets"). The liquidation preference of the Preferred Shares, is not a liability. Under the terms of the investment sub-advisory agreement (the "Investment Sub-Advisory Agreement") between the Investment Adviser and the Investment Sub-Adviser, the Investment Adviser pays to the Investment Sub-Adviser monthly a fee at the annual rate of .42% of the Fund's average daily total Managed Assets attributable to the Equity and Income Securities Portfolio. Pursuant to an agreement between the Investment Adviser and the Investment Sub-Adviser, in the event that the Investment Sub-Adviser is terminated for any reason, other than for fraud or gross negligence, the Investment Adviser (and not the Fund) will pay to the Investment Sub-Adviser a lump sum payment equal to the greater of (i) the amount paid to the Investment Sub-Adviser for the 12 months preceding such termination or (ii) .189% of the Fund's Managed Assets as of the date of termination in either case subject to adjustment as agreed by the parties to such agreement.

    The Investment Advisory Agreement was approved by the sole shareholder of the Fund and was approved by the Trustees of the Fund (including the Trustees who are not "interested persons" of the Fund or the Investment Adviser) prior to the date of this SAI. Pursuant to its terms, the Investment Advisory Agreement continues until two years from the commencement of the Fund's investment operations and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

    The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Investment Advisory Agreement, the Fund has agreed that the name "Claymore" is the Investment Adviser's property, and that in the event the Investment Adviser ceases to act as the investment manager of the Fund, the Fund will change its name to one not including "Claymore."

INVESTMENT SUB-ADVISORY AGREEMENT

    The Investment Sub-Adviser acts as the Fund's investment sub-adviser for the Fund's assets allocated for investment in the Equity and Income Securities Portfolio pursuant to the Investment Sub-Advisory Agreement with the Investment Adviser. Under the terms of the Investment Sub-Advisory Agreement, subject always to the control of the Board of Trustees and the supervision of the Investment Adviser, the Investment Sub-Adviser's obligation is to furnish continuously an investment program for the Equity and Income Securities Portfolio of the Fund, to make investment decisions with respect to the Equity and Income Securities Portfolio on behalf of the Fund and to place all orders for the purchase and sale of portfolio securities and all other investments in the Equity and Income Securities Portfolio for the Fund.

    The Investment Sub-Adviser manages the Fund's assets specifically allocated to the Equity and Income Securities Portfolio in accordance with the Fund's stated investment objective and policies, makes investment decisions for that Portfolio, places orders to purchase and sell securities on behalf of the Equity and Income Securities Portfolio, all subject to the supervision and direction of the Fund's Board of Trustees and the Investment Adviser.

    The Investment Sub-Advisory Agreement was approved by the sole shareholder of the Fund and was approved by the Trustees of the Fund (including the Trustees who are not "interested persons" of the Fund, the Investment Adviser or the Investment Sub-Adviser) prior to the date of this SAI. Pursuant to its terms, the Investment Sub-Advisory Agreement continues until two years from the commencement of the Fund's investment operations and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Investment Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

    The Investment Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Sub-Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Investment Sub-Advisory Agreement, the Fund has agreed that the name "TS&W" is the Investment Sub-Adviser's property, and that in the event the Investment Sub-Adviser ceases to act as the sub-adviser of the Equity and Income Securities Portfolio of the Fund, the Fund will change its name to one not including "TS&W."

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

    In approving the Investment Advisory Agreement, the Fund's Board of Trustees, including the non-interested Trustees, considered in general the nature, quality and scope of services to be provided by the Investment Adviser. The Board of Trustees, including the non-interested Trustees, met with representatives of the Investment Adviser and the Investment Sub-Adviser, who described the Fund's investment objective and policies and discussed the Fund's target portfolio, as described in the Prospectus. Vincent Giordano, portfolio manager for the Investment Adviser, informed the Board of Trustees of his extensive 24 years of experience with municipal securities investing at Merrill Lynch Investment Management. Mr. Giordano explained the capabilities of his portfolio team, including Roberto Roffo, who, in his previous experience, managed over $4 billion of leveraged municipal bond funds, and Charles Noonan and George Gregorio, who each have over 30 years of experience with municipal securities. Mr. Giordano discussed with the Board of Trustees the team's process of sector analysis and yield spread analysis in selecting securities for investment. In addition to considering this information, the Board of Trustees also considered the portfolio management team's weekly investment committee meetings where the team will discuss the current market situation and recommendations for investments. In addition, the Board of Trustees inquired about the portfolio management team's monitoring system and discussed with Mr. Giordano the benefits of the team's internal Bloomberg system, its Charles River system and its own monitoring system to monitor the Fund's municipal securities investments.

    In addition to discussing the abilities and processes of the portfolio management team, the Board of Trustees also reviewed the experience of the Investment Adviser as investment adviser to one other closed-end investment company, its affiliated entity's experience as a shareholder servicing agent to various closed-end investment companies and its relationships with specialists, including Merrill Lynch, Pierce, Fenner & Smith Incorporated. In this review, the Board of Trustees looked at the Investment Adviser's Form ADV, latest financial information and current organizational chart. As part of its analysis of the Investment Adviser, the Board of Trustees also considered the personnel of the Investment Adviser who will be responsible for compliance, investment advisory oversight and the performance monitoring of the portfolio management teams of the Investment Adviser and the Investment Sub-Adviser. Particularly in light of the previous experience of these personnel in performing similar tasks, the Board of Trustees concluded that the Investment Adviser's personnel and portfolio management team are well qualified to serve the Fund in the functions proposed.

    Prior to approving the proposed investment advisory fee, the Board of Trustees reviewed and discussed with the Investment Adviser materials prepared and distributed in advance by the Investment Adviser regarding the comparability of the proposed investment advisory fee with the fees of similar investment companies. For comparison, the Board of Trustees was presented with a fee from
(i) the only other closed-end investment company known by the Investment Adviser to have the same investment objective and policies as the Fund and (ii) three open-end investment companies with a similar investment objective and policies. The average investment advisory fee for this group, excluding one fund that the Investment Adviser believes to have an anomalistic investment advisory fee, is ..78%. Further, the Board of Trustees reviewed the investment advisory fees of several closed-end municipal funds and as well as closed-end equity and income funds that the Investment Adviser believes to be respectively representative. The Investment Adviser also presented an average of each of these investment advisory fees, which is as follows: (i) closed-end municipal funds: .56% and
(ii) closed-end equity and income funds: .90%. The Investment Adviser also presented to the Board of Trustees the average of the investment advisory fees of these closed-end municipal funds weighted in the same proportion that the Fund's assets will be invested in municipal securities (46%) added to the average of the closed-end equity and income funds weighted in the same proportion that the Fund's assets will be invested in equity and income securities (54%). This average is .752%.

    In addition, the Investment Adviser presented to the Board of Trustees the total expense ratios for the same representative sample of closed-end and open-end funds. Excluding 12b-1 fees for all open-end funds and also excluding the anomalistic fund discussed previously, the average total expense ratio for the representative sample is 1.16%, compared with the proposed estimated total expense ratio for the Fund of .90%. The Board of Trustees, after reviewing the totality of the information presented, including the investment advisory oversight role of the Investment Adviser, its compliance oversight, its day-to-day portfolio management of the Fund's municipal securities investments, and its monitoring of the Fund's entire portfolio, concluded that the proposed investment advisory fee of .70% is fair and reasonable for the Fund and that the Investment Advisory Agreement is in the best interests of the Fund and its shareholders.

    The Trustees who are not interested persons of the Investment Adviser or the Investment Sub-Adviser met separately with their independent counsel to discuss their fiduciary responsibilities in general and also with respect to the approval of investment advisory agreements. In their discussion and review of the Investment Advisory Agreement, the non-interested Trustees discussed the proposed investment advisory fees, the proposed allocation of that fee among the Investment Adviser and the Investment Sub-Adviser, the services to be provided by the Investment Adviser, the personnel and experience of the Investment Adviser and the oversight role of the Investment Adviser. Based on this review, the non-interested Trustees also concluded that the proposed investment advisory fee is fair and reasonable for the Fund and that the Investment Advisory Agreement is in the best interests of the Fund and its shareholders.

APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT

    In approving the Investment Sub-Advisory Agreement, the Fund's Board of Trustees, including the non-interested Trustees, considered in general the nature, quality and scope of services to be provided by the Investment Sub-Adviser. The Board of Trustees, including the non-interested Trustees, met with representatives of the Investment Adviser and the Investment Sub-Adviser, who described the Fund's investment objective and policies and discussed the Fund's target portfolio, as described in the Prospectus. Paul Ferwerda, portfolio manager for the Investment Sub-Adviser, discussed with the Board of Trustees his experience, his education and his position as a chartered financial analyst. Mr. Ferwerda discussed TS&W operating as an investment adviser for 34 years, its current management of approximately $4.5 billion in assets and its specialization in domestic large and small capitalization equity investments and fixed income investments.
Mr. Ferwerda also informed the Board of Trustees that senior investment personnel responsible for the Fund are under contract with the Investment Sub-Adviser. Further, Mr. Ferwerda discussed the philosophy of the Investment Sub-Adviser's team, which focuses on a value oriented style overall and is based on fundamental security analysis and a disciplined approach to stock selection. Particularly in light of the previous experience of these personnel in performing similar tasks, the Board of Trustees concluded that the Investment Sub-Adviser's personnel and portfolio management team are well qualified to serve the Fund in the proposed function.

    In evaluating the fees to be paid by the Investment Adviser to the Investment Sub-Adviser, the Board of Trustees discussed with the Investment Sub-Adviser the fees that it typically receives in similar circumstances, which the Investment Sub-Adviser said were comparable to the fees proposed to be received from the Investment Adviser for its services to the Fund. The Trustees received the Investment Sub-Adviser's Form ADV, which included information about the sub-advisory fees that the Investment Sub-Adviser receives for acting as a sub-adviser to accounts and funds. The Form ADV showed that the Investment Sub-Adviser serves as the sub-adviser of an investment company investing in smaller capitalization equity securities for which it is to be paid 0.50% of the daily net assets of the investment company, net of fee waivers, expense reimbursements, supermarket payments and alliance payments.

    The Trustees who are not interested persons of the Investment Adviser or the Investment Sub-Adviser met separately with their independent counsel to discuss their fiduciary responsibilities in general and also with respect to the approval of investment advisory agreements. In their discussion and review of the Investment Sub-Advisory Agreement, the non-interested Trustees discussed the allocation of the proposed investment advisory fee between the Investment Adviser and the Investment Sub-Adviser, the services to be provided by the Investment Sub-Adviser and the personnel and experience of the Investment Sub-Adviser. The Board of Trustees, including the non-interested Trustees, after reviewing the totality of the information presented, including the day-to-day portfolio management of the Fund's equity and income securities investments and the experience and philosophy of the Investment Sub-Adviser's team, concluded that the Investment Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. Based on this review, the non-interested Trustees also concluded that the proposed investment sub-advisory fee is fair and reasonable for the Fund and that the Investment Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.

                             PORTFOLIO TRANSACTIONS

    Subject to policies established by the Board of Trustees of the Fund, the Investment Adviser, with respect to the assets allocated to the Municipal Securities Portfolio, and the Investment Sub-Adviser, with respect to the assets allocated to the Equity and Income Securities Portfolio, are responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser and Investment Sub-Adviser seek to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser and the Investment Sub-Adviser generally seek reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

    Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Investment Adviser, the Investment Sub-Adviser or their affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser and the Investment Sub-Adviser under the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, respectively, and the expenses of the Investment Adviser and the Investment Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and the Investment Sub-Adviser and their affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser or the Investment Sub-Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and the Investment Sub-Adviser and their affiliates by brokers and dealers through whom other clients of the Investment Adviser and the Investment Sub-Adviser and their affiliates effect securities transactions may be useful to the Investment Adviser or the Investment Sub-Adviser in providing services to the Fund.

    Although investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Adviser and the Investment Sub-Adviser and their affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and Investment Sub-Adviser and their affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

                               PORTFOLIO TURNOVER

    Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. The Fund anticipates that its annual portfolio turnover rate will be less than 75%.

                                NET ASSET VALUE

    The net asset value of the Common Shares is calculated by subtracting the Fund's total liabilities (including from borrowings) and the liquidation preference of any outstanding Preferred Shares from total assets (the market value of the securities the Fund holds plus cash and other assets). The per share net asset value is calculated by dividing its net asset value by the number of Common Shares outstanding and rounding the result to the nearest full cent. The Fund calculates its net asset value as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, every day on which the NYSE is open. Information that becomes known to the Fund or its agent after the Fund's net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund's net asset value determined earlier that day. The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the last available bid price on that day.

    Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Foreign securities are translated from the local currency into U.S. dollars using current exchange rates. The Fund values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the Trustees of the Fund believe accurately reflects fair value. The Fund's securities traded primarily in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of Common Shares have no ability to trade the Common Shares on the NYSE.

    The Fund values certain of its securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the Board of Trustees believes accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

    If the Investment Adviser believes that the price of a security obtained under the Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Trustees of the Fund believe accurately reflects fair value.

    Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

                  DIVIDENDS AND DISTRIBUTIONS ON COMMON SHARES

MANAGED DISTRIBUTION POLICY

    In order to allow its holders of Common Shares to realize a predictable, but not assured, level of cash flow and some liquidity periodically on their investment without having to sell Common Shares, the Fund has adopted a policy (which may be modified at any time by its Board of Trustees) of paying quarterly distributions on its Common Shares at a rate that represents a fixed percentage of the initial public offering price on an annualized basis, and an additional distribution on an annual basis of any realized income in excess of the quarterly distributions for that year.

    The Fund's dividend policy as described above requires exemptive relief from the Securities and Exchange Commission prior to its implementation. There is no assurance that the Fund would be able to obtain the necessary exemptive relief.

    The Fund expects that dividends paid on the Common Shares will consist of
(i) tax-exempt income, (ii) qualified dividend income (income from domestic and certain foreign corporations), (iii) long-term capital gain (gain from the sale of a capital asset held longer than 12 months) and (iv) investment company taxable income, short-term capital gain and income from certain hedging and interest rate transactions. For individuals, the maximum federal income tax rate on qualified dividend income is currently 15%, on long-term capital gains is currently 15% and on other types of income is currently 35%. These tax rates are scheduled to apply through 2008. Higher tax rates will be reimposed after 2008 unless further legislative action by Congress is taken. The Fund cannot assure Common Shareholders as to what percentage of the dividends paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, which are taxed at lower rates for individuals than ordinary income. If, for any calendar year, the Fund's total distributions exceed net investment income and net realized capital gain (any such excess, the "Excess"), the Excess distributed from the Fund's assets would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder's basis in his or her Common Shares.

    Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the quarterly dividend which, in the Fund's good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The actual character of such dividend distributions for federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund's full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.

LEVEL RATE DIVIDEND POLICY

    Until such time, if any, that the Fund obtains the necessary exemptive relief to implement the Managed Distribution Policy described above, the Fund intends to make regular quarterly cash distributions to holders of Common Shares at a fixed rate per Common Share based on its projected performance, which rate may be adjusted from time to time ("Level Rate Dividend Policy"). The Fund's ability to maintain a Level Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments and dividends paid on Preferred Shares and interest and required principal payments on borrowings, if any.

    Quarterly dividends will be paid in March, June, September and December of each year. Initial distributions to holders of Common Shares are expected to be declared and paid approximately 90 days from the completion of the offering of Common Shares, depending upon market conditions. Over time, all the net investment income of the Fund will be distributed. The net income of the Fund will consist of all dividend and interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund will be accrued each day. See "Taxation."

    To permit the Fund to maintain more stable monthly distributions, the Fund may initially distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the Common Shares' net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares' net asset value.

                                    TAXATION

    The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder acquiring, holding and disposing of the AMPS of the Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities, foreign shareholders, tax-exempt or tax-deferred plans, accounts, or entities, or investors who engage in constructive sale or conversion transactions. In addition, the discussion does not address state, local or foreign tax consequences, and it does not address any tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts, Treasury or the IRS retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S.

federal income tax concerns affecting the Fund or its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

TAXATION OF THE FUND

    The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it generally will not pay U.S. federal income tax on income of the Fund, including net capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain quarterly asset diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally pass through to the Fund. Consequently, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

    If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year, the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a regulated investment company.

    Under the Code, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed taxable ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but as described below, there can be no assurance that the Fund's distributions will be sufficient to avoid entirely this tax.

    Based, in part, on a lack of present intention on the part of the Fund to redeem the AMPS at any time in the future, the Fund intends to take the position that under present law the AMPS will constitute stock of the Fund, and distributions by the Fund with respect to its AMPS (other than distributions in redemption of AMPS that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current and accumulated earnings and profits as calculated for federal income tax purposes. It is possible, however, that the IRS might take a contrary position, asserting, for example, that the AMPS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by the Fund to holders of AMPS would constitute interest, whether or not they exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

TAXATION OF SHAREHOLDERS

    The Fund intends to invest a significant portion of its assets in municipal securities so that it will be permitted to pay "exempt-interest dividends" as defined under applicable U.S. federal income tax law. The Code permits tax-exempt interest received by the Fund to flow through as tax-exempt "exempt-interest dividends" to the Fund's shareholders, provided that the Fund qualifies as a regulated investment company and at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, I.E., obligations described in Section 103(a) of the Code. That part of the Fund's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the Fund as an "exempt-interest dividend" under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code but are nevertheless required to be reported on the shareholder's U.S. federal income tax return. The percentage of income designated as tax-exempt is applied uniformly to all distributions made during each taxable year and may differ from the actual percentage of tax-exempt income earned by the Fund during any particular month. That portion of the Fund's dividends and distributions not designated as tax-exempt will be taxable as described below.

    A portion of the Fund's expenditures that would otherwise be deductible will not be allowed as deductions by reason of the Fund's investment in municipal securities (with such disallowed portion, in general, being the same percentage of the Fund's aggregate expenses as the percentage of the Fund's aggregate income that constitutes exempt interest income from municipal securities). A similar disallowance rule also applies to interest expense paid or incurred by the Fund, if any. Such disallowed deductions will reduce the amount that the Fund can designate as exempt-interest dividends by the disallowed amount.

    Exempt-interest dividends derived from interest on certain "private activity bonds" will be items of tax preference that are subject to U.S. federal alternative minimum tax for individuals or entities that are subject to such tax, and all exempt-interest dividends may result in or increase a corporate shareholder's liability for the U.S. federal alternative minimum tax. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial revenue or private activity bonds or persons related to substantial users.

    Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of the Fund will not be deductible for U.S. federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the Fund. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Fund.

    In accordance with its investment objective, the Fund invests its assets in a manner which will provide as large a portion of tax-exempt income as is consistent with its investment objective. In addition to investing in equity securities that pay tax-qualified dividends, the Fund may also invest a portion of its portfolio in debt and equity securities, the income on which is taxable at ordinary income tax rates, and may engage in transactions generating gain or income which is not tax-exempt, e.g., sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire any debt obligation at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into swaps, options and futures transactions. The

Fund's distributions from such gain or income will not be "exempt-interest dividends," as described above, and accordingly will be taxable to shareholders.

    Dividend income distributed to individual shareholders may qualify for such maximum 15% tax rate to the extent that such dividends are attributable to "qualified dividend income" as that term is defined in Section 1(h)(11) of the Code from the Fund's investments in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal tax rate on long-term capital gains. Under current law, the maximum 15% U.S. federal tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Higher tax rates will be reimposed after 2008 unless further legislative action by Congress is taken. We cannot assure you, however, as to what percentage of the dividends paid on the AMPS, if any, will consist of qualified dividend income or long term capital gains, both of which are taxed at lower rates for individuals than ordinary income.

    In the case of securities lending transactions, payments in lieu of dividends are not tax-qualified dividends, and dividends received by the Fund from REITs are qualified dividends only in limited circumstances. Dividends distributed to shareholders attributable to income from such investments and from the Fund's investments in debt securities or any other investments that do not produce qualified dividend income will not qualify for the maximum 15% U.S. federal income tax rate on qualified dividend income, unless 95% or more the Fund's "gross income" (as specially computed) for a taxable year is comprised of qualified dividend income received by the Fund, in which case all dividends attributable to such gross income will be taxable to individual shareholders at a maximum 15% U.S. federal income tax rate if certain holding period and other requirements are met. Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

    A dividend paid by the Fund to a shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Although current law only provides a 120 day and 180 day period for holding such stock, a proposed technical correction to the law would extend such periods to 121 days and 181 days. The Treasury Department and the IRS have announced that taxpayers may apply the extended period as if the legislation were already enacted in filing their federal income tax returns.

    Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things,
(i) disallow, suspend or otherwise limit the allowance of certain losses or deductions (which, as discussed above, will reduce the amount of exempt-interest dividends that the Fund may pay), (ii) convert tax-advantaged income into higher taxed short-term capital or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited),
(iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions, if possible.

    Dividends received by the Fund from U.S. corporations in respect of any share of stock that has been held for a requisite holding period in an unleveraged position and that are distributed and designated by the Fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced for U.S. federal income tax purposes by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet a minimum holding period requirement with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

    A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

    If the Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and (iii) to claim refunds to the extent the credit exceeds such liabilities.

    Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the nondeductible 4% federal excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

    If the Fund acquires any equity interest (generally including not only stock but also, under Treasury regulations that may be promulgated in the future, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the disposition of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

    If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income and net tax-exempt interest, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

    The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

    For U.S. federal income tax purposes, the Fund is permitted to carry forward an unused net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and are not expected to be distributed as such to shareholders.

    At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the trading value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

    Sales and other dispositions of Fund shares are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares sold. Such gain or loss will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as long-term capital gain or loss if the shares sold were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event substantially identical shares of the Fund are purchased (including those made pursuant to capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares.

    In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments. If shares are sold after tax-exempt income is accrued but before it is paid as a dividend, the sales price generally will reflect the accrued income, which will increase the taxable gain (or reduce the loss) on the sale, even though the income would have been exempt from tax if distributed as a dividend prior to the sale.

    Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

    If the Fund enters into a credit default swap, the Fund may be required to report the swap as a "listed transaction" for tax shelter reporting purposes on the Fund's federal income tax return. If the IRS were to determine that the credit default swap is a tax shelter, the Fund could be subject to penalties under the Code.

    Options written or purchased and futures contracts entered into by the Fund on certain securities or indices may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term. Additionally, the Fund may be required to recognize gain if an option, futures contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options or futures contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures and straddles may affect the amount, timing and character of the Fund's income and gains or losses and hence of its distributions to shareholders.

    The exclusion from gross income of exempt-interest dividends for U.S. federal income tax purposes does not necessarily result in exclusion under the tax laws of any state or local taxing authority, which vary with respect to the taxation of such income. Many states will exempt from tax that portion of an exempt-interest dividend which represents interest received by the Fund on that state's securities, subject in some cases to compliance with concentration and/or reporting requirements, which the Fund makes no commitment to seek to satisfy. However, the Fund will report annually to its shareholders the percentage of interest income received by the Fund during the preceding year on federally tax-exempt obligations indicating, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exclusion from gross income, if any, of exempt-interest dividends under the state and local tax laws applicable to the shareholder.

    The federal income tax treatment of the Fund's investment in transactions involving swaps, caps, floors, and collars and structured securities is uncertain and may be subject to recharacterization by the

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IRS. To the extent the tax treatment of such securities or transactions differs from the tax treatment expected by the Fund, the timing or character of income recognized by the Fund could be affected, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

    The IRS has taken the position that if a regulated investment company has two classes or more of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including tax-exempt interest, net capital gains, and other income subject to federal income tax. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both Common Shares and preferred shares are outstanding, the Fund intends to designate distributions made to the classes of particular types of income in accordance with the classes' proportionate shares of such income. Thus, the Fund will designate dividends constituting qualified dividend income, dividends qualifying for the dividends-received deduction, exempt-interest dividends, capital gain dividends, and other taxable dividends in a manner that allocates such income between the holders of Common Shares and Preferred Shares in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

    If at any time when AMPS are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of Common Shares until the asset coverage is restored. See "Description of the Capital Structure." Such a suspension may prevent the Fund from distributing at least 90% of the sum of its investment company taxable income and certain other income and may, therefore, jeopardize the Fund's qualification for taxation as a regulated investment company. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may redeem AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify for treatment as a regulated investment company. See "Description of AMPS." There can be no assurance, however, that any such action would achieve that objective.

    The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the general result that shareholders would not be entitled to any deduction or credit for such taxes on their own tax returns.

BACKUP WITHHOLDINGS

    Federal law requires that the Fund withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. Backup withholding may be inapplicable for any year in which the Fund reasonably estimates that at least 95% of its dividends paid or treated as paid during such year are exempt-interest dividends.

    The description of certain U.S. federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, I.E., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Fund. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

                              GENERAL INFORMATION

BOOK-ENTRY-ONLY ISSUANCE

    The Depository Trust Company ("DTC") will act as securities depository for the AMPS offered pursuant to the prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

    DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

    Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

    DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to the Prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

    Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

    Payments on the securities will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

    DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

COUNSEL AND INDEPENDENT ACCOUNTANTS

    Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois, is special counsel to the Fund in connection with the issuance of the AMPS.

    Ernst & Young LLP, serves as auditor of the Fund and will annually render an opinion on the financial statements of the Fund.

PROXY VOTING POLICIES

    The Fund and the Board of Trustees have delegated to the Investment Adviser responsibility for voting any proxies relating to portfolio securities. With respect to the Equity and Income Securities Portfolio, the Investment Adviser has delegated to the Investment Sub-Adviser responsibility for voting any proxies relating to portfolio securities held in the Equity and Income Portfolio in accordance with the Investment Sub-Adviser's proxy voting policies and procedures. With respect to the Municipal Securities Portfolio, the Investment Adviser believes that due to the nature of the portfolio securities held in the Municipal Securities Portfolio it is unlikely that there will be any proxies to vote. However, in the event that there are proxies to be voted relating to securities held in the Municipal Securities Portfolio will be voted by the Investment Adviser in accordance with the Investment Adviser's proxy voting policies and procedures. The proxy voting policies and procedures to be followed by the Investment Adviser with respect to the Municipal Securities Portfolio and the Investment Sub-Adviser with respect to the Equity and Income Securities Portfolio, including procedures to be used when a vote presents a conflict of interest are attached hereto as Appendix A ("Proxy Voting Policies.")

CODE OF ETHICS

    Each of the Fund, the Investment Adviser and Investment Sub-Adviser has adopted a code of ethics. The codes of ethics each set forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser, the Investment Sub-Adviser and their affiliates, as applicable, with respect to securities that may be purchased or held by the Fund. The codes of ethics of the Fund, the Investment Adviser and the Investment Sub-Adviser are on file with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., that information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

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                                   APPENDIX A

                             CLAYMORE ADVISORS, LLC
                           CLAYMORE SECURITIES, INC.

                       PROXY VOTING POLICY AND PROCEDURES

I.  POLICY STATEMENT

    INTRODUCTION

    Claymore Advisors, LLC (the "Adviser") is adopting these proxy voting policies and procedures (the "Policies and Procedures") in order to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended and its associated recordkeeping requirements.

    The Policies and Procedures apply to those client accounts (i) that contain voting securities; and (ii) for which the Adviser has authority to vote client proxies. The Policies and Procedures will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. Other, similar rights such as consent rights shall be evaluated on a case by case basis.

    Pursuant to the Policies and Procedures and its fiduciary duties, the Adviser will vote client proxies as part of its authority to manage, acquire and dispose of account assets. When voting proxies for client accounts, the Adviser's primary objective is to make voting decisions solely in the best interests of clients and beneficiaries and participants of benefits plans for which we manage assets. In fulfilling its obligations to clients, the Adviser will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide the Adviser with a statement of proxy voting policy. In these situations, the Adviser seeks to comply with such policy to the extent it would not be inconsistent with applicable regulation or the fiduciary responsibility of the Adviser.

    DUTY TO VOTE PROXIES

    The Adviser acknowledges that it is part of its fiduciary duty to its clients to vote client proxies, except in cases in which the cost of doing so, in the opinion of the Adviser, would exceed the expected benefits to the client. This may be particularly true in the case of non-U.S. securities. While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of logistical problems that may have a detrimental effect on the Adviser's ability to vote such proxies. The logistical problems include, but are not limited to:
(i) proxy statements and ballots being written in a language other than English,
(ii) untimely and/or inadequate notice of shareholder meetings,
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes, (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (vi) requirements to provide local agents with power of attorney to facilitate the Adviser's voting instructions. Accordingly, the Adviser may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a non-US company's meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit the Adviser believes its clients will derive by voting on the company's proposal, the Adviser may decide not to attempt to vote at the meeting.

    MATERIAL CONFLICTS

    The Adviser will vote its clients' proxies in the best interests of its clients and not its own. In voting client proxies, the Adviser will avoid material conflicts of interests between the interests of the

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Adviser and its affiliates on the one hand and the interests of its clients on the other. The Adviser recognizes that it may have a material conflict of interest in voting a client proxy where (i) it manages assets, administers employee benefit plans, or provides brokerage, underwriting or insurance to companies whose management is soliciting proxies; (ii) it manages money for an employee group that is the proponent of a proxy proposal; (iii) has a personal relationship with participants in a proxy solicitation or a director or candidate for director; or (iv) it otherwise has a personal interest in the outcome in a particular matter before shareholders. Notwithstanding the above categories, the Adviser understands that the determination of whether a "material conflict" exists depends on all of the facts and circumstances of the particular situation. The Adviser acknowledges the existence of a relationship of the type discussed above, even in the absence of any active efforts to solicit the investment adviser with respect to a proxy vote, is sufficient for a material conflict to exist.

II.  GENERAL PROXY VOTING GUIDELINES

    It is the policy of the Adviser in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for its clients. To ensure consistency in voting proxies on behalf of its clients, the Adviser utilizes the proxy voting guidelines (the "Proxy Voting Guidelines") set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues

    A.  MANAGEMENT PROPOSALS:

    1. The following management sponsored proposals are often voted in support of management.

       - Selection or ratification of auditors

       - Approval of financial statements, director and auditor reports

       - Election of Directors

       - Limiting Directors' liability and broadening indemnification of Directors

       - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors

       - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors

       - Recommendations to set retirement ages or require specific levels of stock ownership by Directors

       - General updating/corrective amendments to the charter

       - Elimination of cumulative voting

       - Elimination of preemptive rights

       - Provisions for confidential voting and independent tabulation of voting results

       - Proposals related to the conduct of the annual meeting except those proposals which relate to the "transaction of such other business which may come before the meeting"

       - Capitalization changes which eliminate other classes of stock and voting rights

       - Proposals to increase the authorization of existing classes of stock if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does

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         not exceed 10% of shares currently authorized and at least 10% of the new authorization will be outstanding

       - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 10% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders

       - Proposals for share repurchase plans, unless it appears that a repurchase plan lacks a bona fide business purpose

       - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock, provided such proposals have a legitimate business purpose

       - Proposals to effect stock splits unless such a split would be contrary to shareholders' best interests

       - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases

       - Director fees unless the amounts are excessive relative to other companies in the country or industry

       - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees

       - Establishment of Employee Stock Option Plans and other employee ownership plans

       - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

       - Adoption of anti-greenmail provisions provided that the proposal
         (a) defines greenmail, (b) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders, and (c) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

    2. The following proposals are often voted against, notwithstanding management support:

       - Capitalization changes which add classes of stock which substantially dilute the voting interests of existing shareholders

       - Proposals to increase the authorized number of shares of existing classes of stock which carry preemptive rights or super voting rights

       - Creation of blank check preferred stock

       - Changes in capitalization by 5% or more where management does not offer an appropriate rationale or where it is contrary to the best interests of existing shareholders

       - Compensation proposals that allow for discounted stock options which have not been offered to employees in general

       - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

       - Anti-takeover and related provision that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers

       - Shareholders rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding

       - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions

       - Proposals to indemnify auditors

    3. The following types of proposals are often voted on a case-by-case basis:

       - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations)

       - Executive/Director stock option plans. Generally, the stock option plans should meet the following criteria: (i) whether the stock option plan is incentive based; (ii) for mature companies, should be no more than 5% of the issued capital at the time of approval; and (iii) for growth companies, should be no more than 10% of the issued capital at the time of approval

       - Proposals requiring shareholder ratification of poison pills

    B.  SHAREHOLDER PROPOSALS:

    1.  The following shareholder proposals are often supported:

       - Requiring Auditors to attend the annual meeting of shareholders

       - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors

    2. The following shareholder proposals are often determined on a case-by-case basis:

       - Proposals which limit tenure of directors

       - Proposals to limit golden parachutes

       - Proposals requiring directors to own large amounts of stock to be eligible for election

       - Restoring cumulative voting in the election of directors

       - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors

       - Proposals which request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

       - Proposals which limit retirement benefits or executive compensation

       - Requiring shareholder approval for Bylaw or charter amendments

       - Requiring shareholder approval for shareholder rights plan or poison pill

       - Requiring shareholder approval of golden parachutes

       - Confidential voting

       - Elimination of certain anti-takeover related provisions

       - Reduction or elimination of supermajority vote requirements

       - Prohibit payment of greenmail

    3.  The following shareholder proposals are often not supported:

       - Requirements that the issuer prepare reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders

       - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact to the shareholders

       - Proposals which require inappropriate endorsements or corporate actions.

III.  ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

    A.  PROXY REVIEW COMMITTEE

    The Adviser's Proxy Review Committee (the "Committee") is responsible for creating and implementing the Policies and Procedures and, in that regard, has adopted the general principles and guidelines set forth above in Sections I and
II. Among other things, the Committee is responsible for the following:

       1. The Committee, consisting of members designated by the Chief Executive Officer, shall establish and review these Policies and Procedures and determine how the Adviser will vote proxies on an ongoing basis.

       2. The Committee shall have the authority to amend and change the Policies and Procedures and designate voting positions consistent with the objective of maximizing long-term investment returns for the Adviser's clients.

       3. The Committee shall meet as needed to oversee and address all questions relating to the Adviser's Policies and Procedures, including: (1) general review of proposals being put forth at shareholder meetings of portfolio companies; (2) adopting changes in the Policies and Procedures; (3) determining whether voting on matters in the manner favored by the Adviser are "material" conflicts of interests within the meaning of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended; (4) determining how to vote matters for which specific direction has not been provided the Proxy Voting Guidelines (i.e. "case by case" matters) or are otherwise not covered by the Proxy Voting Guidelines (collectively, "Discretionary Proposals"); (5) determining whether to override the Proxy Voting Guidelines with respect to any proxy vote; and (6) designating a compliance officer (the "Compliance Officer") to implement the Operating Procedures set forth in Part B of this Section III.

       4. The Committee will periodically review the Proxy Voting Guidelines to determine if they are current and consistent with the Adviser's policy and will make appropriate changes as needed.

    B.  OPERATING PROCEDURES

    The following operating procedures are intended to ensure that the Adviser satisfies its proxy voting obligations:

       1. The Compliance Officer will review all new client accounts to determine whether (i) the account contains voting securities and
           (ii) the client has delegated proxy voting authorization to the Adviser in the investment advisory agreement or (iii) the client has otherwise provided specific voting instructions. Any questions regarding whether or not a

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           security is a "voting" security or whether voting authority has been delegated by a client will be directed to the General Counsel of the Adviser.

       2. The Compliance Officer will receive proxy materials and ballots and reconcile these materials with holdings in client accounts at least once monthly.

       3. The Compliance Officer will compile and review the matters to be voted on, at least once monthly, and determine: (i) which matters are to be voted in accordance with the Proxy Voting Guidelines (a "Pre-Determined Matter"); and (ii) which matters are Discretionary Matters and (iii) which matters are to be voted pursuant to the instructions of clients (a "Directed Matter"). Any questions regarding whether a matter is a Pre-Determined Matter, a Discretionary Matter or a Directed Matter will be directed to the General Counsel of the Adviser.

       4. For all Discretionary Matters, the Compliance Officer shall screen the matter and make a preliminary determination regarding whether the matter presents a potential material conflict of interest between the interests of the Adviser and its affiliates on the one hand and the Adviser's client on the other.

               In order to determine whether a Discretionary Matter poses a potential material conflict of interest, the Compliance Officer shall compile and maintain a list of the following as applicable:

           (a) all issuers for which the Adviser or its affiliates manages assets;

           (b) all issuers for which the Adviser or its affiliates administers employee benefit plans;

           (c) all issuers for which the Adviser or its affiliates brokerage, underwriting or insurance;

           (d) any issuer for which the Adviser or its affiliates is soliciting the provision of services enumerated in (a), (b) and (c);

           (e) any other issuer with which the Adviser or its affiliates or its senior officers has a material business relationship; and

           (f) any employee group for which the Adviser manages money;

               This list, which the Compliance Officer shall update at least quarterly, shall be known as the "Master Conflicts List."

               The Compliance Officer shall screen the issuer, employee group or any other material related party ("Material Parties") involved in the Discretionary Matter against the Master Conflicts List and develop a list of potential conflicts ("Potential Conflicts List").

       5. For each Discretionary Matter, the Compliance Officer shall solicit written reports from portfolio managers, investment personnel, analysts and other employees of the adviser who may have an investment or other professional interest in the Discretionary Matter. The Compliance Officer shall compile these reports in an "Advisory Report."

       6. The Compliance Officer shall present each meeting of the Committee with: (i) a list of all Pre-Determined Matters to be voted in accordance with the Proxy Voting Guidelines; (ii) a list of all Discretionary Matters; (iii) a list of all Directed Matters to be voted in accordance with client instructions (iv) the Potential Conflicts List; and (v) any Advisory Reports.

       7. The Committee shall meet quarterly. The Committee shall review and approve the list of Pre-Determined Matters to be voted in accordance with the Proxy Voting Guidelines and the list of all Directed Matters to be voted in accordance with client instructions. For each Discretionary Matter presented, the Committee will determine: (i) the manner in which to vote on the proxy and, (ii) whether the manner in which the Committee has determined to vote the proxy would, under the facts and circumstances, create a material conflict of interest between the interests of the Adviser and its affiliates on the one hand and the Adviser's clients on the other. In making the finding required in
           (ii) above, the Committee shall consider the Potential Conflicts List and any other material relationship known to the Committee between the Adviser and its affiliates and the Material Parties.

               If the Proxy Review Committee determines that with respect to any Discretionary Matter that a material conflict of interest exists in voting the Discretionary Matter in the manner favored by the Committee, the Committee shall direct the Compliance Officer to obtain the informed written consent of the affected client (or clients) to the Committee's favored vote. If obtaining such consent from any client is impracticable or undesirable, the Adviser shall vote the client's proxy in accordance with the recommendation of an independent third-party service provider experienced in such matters to be retained by the Adviser on a case-by-case basis, as necessary.

       8. If any portfolio manager, investment person, or any other employee of the Adviser wishes to vote a proxy with respect to a Pre-Determined Matter in a manner other than that set forth in the Proxy Voting Guidelines (an "Override Matter"), such person shall contact the Compliance Officer. The Compliance Officer shall screen the Override Matter against the Master List and include the results on the Potential Conflicts List. The Compliance Officer shall also solicit an Advisory Report for presentation to the Committee. The Override Matter shall be presented at the next scheduled meeting of the Committee for a determination of: (i) whether the matter should be voted in a manner other than as specified in the Proxy Voting Guidelines; and (ii) whether the manner in which the Committee has determined to vote the proxy would constitute a material conflict of interest. If the Committee determines that a material conflict of interest exists with respect to voting the Override Matter in the manner it favors, the Committee shall direct the Compliance Officer to either: (i) vote the Override Matter in the manner originally prescribed by the Proxy Voting Guidelines; or (ii) obtain the informed written consent of the affected client (or clients) to the Committee's favored vote.

       9. Directed Matters will be voted in accordance with the instructions of the client.

       10. The Compliance Officer will ensure that all proxies are voted in accordance with these Procedures and Policies.

       11. The Compliance Officer may delegate any of his or her functions to a third party proxy voting or other service provider.

       12. All decisions of the Committee, including all determinations regarding whether or not a material conflict of interest existed with respect to a Discretionary or Override Matter and the basis for such determination, shall be documented in writing and maintained by the Compliance Officer for a period of at least 6 years.

IV.  CLIENT DISCLOSURE POLICIES

    The Adviser will disclose the Policies and Procedures to its clients. The Adviser's disclosure will consist of a "concise summary" of its proxy voting policies and procedures. This disclosure will also tell clients how to get a complete copy of the Adviser's policies and procedures. The Adviser's proxy voting disclosure will be provided to new clients in the Adviser's "brochure" or
Part II to its Form ADV which will be delivered with a letter identifying the presence of the disclosure. The Compliance Officer will provide any client, upon written request, with a tabulation of how such client's proxies were voted by the Adviser.

V.  RECORDKEEPING REQUIREMENTS

    Rule 204-2 under the Advisers Act, as amended, requires that the Adviser retain (i) its proxy voting policies and procedures; (ii) proxy statements received regarding client securities; (iii) records of votes it cast on behalf of clients; (iv) records of client requests for proxy voting information, and
(v) any documents prepared by the investment adviser that were material to making a decision how to vote, or that memorialized the basis for the decision. The Adviser will keep all WRITTEN requests from clients and any WRITTEN response from the Adviser (to either a written or an oral request). The Adviser may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that the Adviser has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

VI.  POLICY APPLICATION

    Currently, the Adviser does not have voting authority with respect to any client accounts that hold securities with proxy voting rights, until the Adviser acquires authority with respect to any such securities, the Operating Procedures in Section III.B. of this policy are not required to be implemented.

                                   [GRAPHIC]

                              PROXY VOTING POLICY

Thompson, Siegel & Walmsley, Inc. (TS&W) acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. TS&W has adopted and implemented written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of our clients. TS&W recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, our "clients"). TS&W has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices. Our general policy regarding the voting of proxies is as follows:

PROXY VOTING GUIDELINES:

    - Routine and/or non-controversial, general corporate governance issues are normally voted with management; these would include such items as:
      Election of Directors and Approval of Independent Auditors.

    - Occasionally, TS&W may vote against management's proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders' present or future value. From time to time TS&W will receive and act upon the client's specific instructions regarding proxy proposals. TS&W reserves the right to vote against any proposals motivated by political, ethical or social concerns. TS&W will examine each issue solely from an economic perspective.

    - Occasions may arise during the voting process in which the best interest of the clients conflicts with TS&W's interests. Conflicts of interest generally include (i) business relationships where TS&W has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TS&W has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TS&W determines that a material conflict of interest exists, TS&W will disclose the conflict to its client(s) and vote the proxy as directed by the client(s).

PROXY VOTING PROCESS:

For most stocks we use Proxy Edge, an electronic proxy voting system. Through Proxy Edge we receive electronic ballots for a majority of the accounts we vote. With this system we are able to keep records of which accounts are voted, how accounts are voted, and how many shares are voted. For proxies not received through Proxy Edge, the same procedures and processes are followed. Records are kept electronically and ballots are voted manually and sent by means of the U.S. postal service.

Upon timely receipt of proxy materials from the client's Custodian or through Proxy Edge:

    - The Proxy Coordinator will receive the initial proxy information and will monitor the voting process throughout.

    - A Research Associate will review all proposals, vote routine issues and will consult with TS&W's Investment Policy Committee or products managers on non-routine issues.

    - The Research Associate will notify the Proxy Coordinator how the proxy is to be voted. The Proxy Coordinator is also responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the vote, which will be made available to clients upon request.

    - All proxies will be voted solely in the interest of clients.

    - TSW reserves the right not to vote proxies if the cost of voting exceeds the expected benefit to the client.

    - All tender offers are reviewed and treated in a similar manner.

PROXY VOTING RECORDS & REPORTS

    - The proxy information kept by the Proxy Coordinator will include the following: (i) name of the issuer, (ii) the exchange ticker symbol,
      (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how TS&W voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

    - Clients will be notified annually of their ability to request a copy of our proxy policies and procedures. A copy of how TS&W voted on securities held is available free of charge upon request from our clients or by calling toll free (800) 697-1056.

     5000 MONUMENT AVENUE, P.O. BOX 6883 - RICHMOND, VIRGINIA 23230-0883 -
                      (804) 353-4500 - FAX (804) 353-0925
                                 WWW.TSW-IC.COM
              REGISTERED UNDER THE INVESTMENT ADVISERS ACT OF 1940

                                   APPENDIX B

                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
          STATEMENT OF PREFERENCES OF AUCTION MARKET PREFERRED SHARES
                             CREATING TWO SERIES OF
                        AUCTION MARKET PREFERRED SHARES

    TS&W / Claymore Tax-Advantaged Balanced Fund, a Delaware statutory trust (the "Fund"), certifies that:

    FIRST: Section 6.5 of the Trust's Agreement and Declaration of Trust (which, as hereafter restated or amended from time to time, is together with this Statement herein called the "Declaration of Trust") empowers the Board of Trustees of the Trust (the "Board") to authorize the issuance of one or more series of a class of preferred shares, provided that to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), no such series shall have priority over any other series within its class upon the distribution of assets or in respect of the payment of dividends.

    SECOND: Pursuant to the authority so vested in the Board of Trustees of the Trust, the Board has, by resolution, authorized the creation of 4,800 Auction Market Preferred Shares ("AMPS"), $.01 par value, liquidation preference $25,000 per share, classified as Series M7 and T28 Auction Market Preferred Shares.

    THIRD: The preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of each series of Auction Market Preferred Shares are as follows:

                                  DESIGNATION

    Auction Market Preferred Shares, Series M7: 2,400 shares of beneficial interest of Preferred Shares, par value $.01 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated "Auction Market Preferred Shares, Series M7." Each share of Auction Market Preferred Shares, Series M7 (sometimes referred to herein as "Series M7 AMPS") may be issued on a date to be determined by the Board of Trustees of the Fund or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Fund or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption as are set forth in this Statement of Preferences of Auction Market Preferred Shares (the "Statement"). The Series M7 AMPS shall constitute a separate series of Preferred Shares of the Fund, and each share of Series M7 AMPS shall be identical.

    Auction Market Preferred Shares, Series T28: 2,400 shares of beneficial interest of Preferred Shares, par value $.01 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated "Auction Market Preferred Shares, Series T28." Each share of Auction Market Preferred Shares, Series T28 (sometimes referred to herein as "Series T28 AMPS") may be issued on a date to be determined by the Board of Trustees of the Fund or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Fund or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption as are set forth in this Statement. The Series T28 AMPS shall constitute a separate series of Preferred Shares of the Fund, and each share of Series T28 AMPS shall be identical.

    The Series M7 AMPS and the Series T28 AMPS are sometimes collectively referred to herein as the "AMPS."

    1. DEFINITIONS. (a) Unless the context or use indicates another or different meaning or intent, in this Statement the following terms have the following meanings, whether used in the singular or plural:

    "7-Day Rate Period" means a Rate Period consisting of seven days.

    "28-Day Rate Period" means a Rate Period consisting of twenty-eight days.

    "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

    "1940 Act AMPS Asset Coverage" means asset coverage, as defined in section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of beneficial interest, including all Outstanding shares of AMPS and other Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of beneficial interest of a closed-end investment company as a condition of paying dividends on its Common Shares).

    "1940 Act Cure Date," with respect to the failure by the Fund to maintain the 1940 Act AMPS Asset Coverage (as required by paragraph 6 of this Statement) as of the last Business Day of each month, means the last Business Day of the following month.

    "Accountant's Confirmation" has the meaning set forth in paragraph 7(c) of this Statement.

    "Affiliate" means any person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided that neither the Investment Adviser not the Investment Sub-Adviser shall be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such entity, one of the trustees, directors or executive officers of which is also a trustee, director or executive officer of the Fund, be deemed to be an Affiliate.

    "Agent Member" means a member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more shares of AMPS or a Potential Beneficial Owner.

    "AMPS" means, as the case may be, the Auction Market Preferred Shares.

    "Applicable Percentage" means the percentage determined based on the credit rating assigned to the series of AMPS on such date by Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) as follows:

            CREDIT RATINGS
---------------------------------------   APPLICABLE
       MOODY'S              FITCH         PERCENTAGE
---------------------  ----------------   ----------
         Aaa                AAA            125%
     Aa3 to Aa1          AA- to AA+        150%
      A3 to A1            A- to A+         200%
    Baa3 to Baa1        BBB- to BBB+       250%
    Ba1 and lower      BB+ and lower       300%

    The applicable percentage will be determined based on the lower of the credit rating or ratings assigned to the AMPS by Fitch and Moody's. If Fitch or Moody's or both do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a Substitute Rating Agency.

    "Applicable Rates" means the rates per annum at which cash dividends are payable on shares of a series of AMPS or Other AMPS, as the case may be, for any Rate Period.

    "Applicable Spread" means the spread determined based on the credit rating assigned to the series of AMPS on such date by Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) as follows:

                  CREDIT RATINGS
--------------------------------------------------       APPLICABLE
   MOODY'S                       FITCH                     SPREAD
--------------       -----------------------------       ----------
     Aaa                          AAA                     125 bps
  Aa3 to Aa1                  AA- to AA+                  150 bps
   A3 to A1                    A- to A+                   200 bps
 Baa3 to Baa1                BBB- to BBB+                 250 bps
Ba1 and lower                BB+ and lower                300 bps

    The Applicable Spread will be determined based on the lower of the credit rating or ratings assigned to the AMPS by Fitch and Moody's. If Fitch or Moody's or both do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a Substitute Rating Agency.

    The Applicable Spread as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount. The Fund shall take all reasonable action necessary to enable either Moody's or Fitch to provide a rating for each series of AMPS. If either Moody's or Fitch shall make such a rating available, the Fund shall select another rating agency to act as a Substitute Rating Agency.

    "Approved Price" means the "fair value" as determined by the Fund in accordance with the valuation procedures adopted from time to time by the Board of Trustees of the Fund and for which the Fund receives a marked-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.

    "Auction" means a periodic operation of the Auction Procedures.

    "Auction Date" means the date of each Auction.

    "Auction Agent" means The Bank of New York unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees of the Fund or a duly authorized committee thereof enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the AMPS and Other AMPS.

    "Auction Procedures" means the procedures for conducting Auctions set forth in paragraph 9 of this Statement.

    "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of AMPS or a Broker-Dealer that holds AMPS for its own account.

    "Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in paragraph 9 of this Statement, that has been selected by the Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

    "Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in paragraph 9 of this Statement.

    "Business Day" means a day on which The New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York are authorized or obligated by law to close.

    "Code" means the Internal Revenue Code of 1986, as amended.

    "Common Shares" means the shares of beneficial interest designated as common shares, par value $.01 per share, of the Fund.

    "Credit Default Swap" has the meaning as defined under "Swap."

    "Date of Original Issue" means, with respect to any share of AMPS or Other AMPS, the date on which the Fund originally issues such share.

    "Declaration of Trust" means the Agreement and Declaration of Trust , as amended and supplemented (including this Statement), of the Fund.

    "Deposit Securities" means cash and securities rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), F-1+ by Fitch.

    "Discounted Value" as of any Valuation Date, means (i) with respect to an Fitch Eligible Asset, the quotient of the Market Value thereof divided by the applicable Fitch Discount Factor and (ii)(a) with respect to a Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor, or (b) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or call price thereof, including any call premium, divided by (2) the applicable Moody's Discount Factor.

    "Dividend Payment Date," with respect to AMPS, has the meaning set forth in paragraph 2(b)(i) of this Statement and, with respect to Other AMPS, has the equivalent meaning.

    "Existing Holder" means a Broker-Dealer or any such other Person as may be permitted by the Fund that is listed as the holder of record of shares of AMPS in the Share Books.

    "Fitch" means Fitch Ratings or its successors.

    "Fitch Discount Factor" means, for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined as follows. The Fitch Discount Factor for any Fitch Eligible Asset other than the securities set forth below will be the percentage provided in writing by Fitch.

    (i) Municipal Obligations: the Fitch Discount Factor for Municipal Obligations is the percentage determined by reference to the rating on such asset and the shortest Fitch Exposure Period set forth opposite such rating that is the same length as or is longer than the Fitch Exposure Period, in accordance with the table set forth below.

                                                              RATING CATEGORY
FITCH EXPOSURE PERIOD                         AAA*       AA*         A*        BBB*       F1**     UNRATED***
---------------------                       --------   --------   --------   --------   --------   -----------
7 weeks...................................    151%       159%       166%       173%       136%        225%
8 weeks or less but greater than 7
  weeks...................................    154%       161%       168%       176%       137%        231%
9 weeks or less but greater than 8
  weeks...................................    158%       163%       170%       177%       138%        240%

------------------------

* Fitch rating (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below).

** Municipal Obligations rated F1 by Fitch (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below), which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

*** Includes Municipal Obligations rated less than BBB by Fitch (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below) and unrated securities.

    Notwithstanding the foregoing, (i) the Fitch Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least F2 by Fitch (or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's or at least A-1+ or SP-1+ by S&P) and mature or have a demand feature at par exercisable in 30 days or less, and (ii) no Fitch Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

    (ii) Corporate Debt Securities: the Fitch Discount Factor for corporate debt securities is the percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

FITCH DISCOUNT FACTORS FOR CORPORATE DEBT SECURITIES INCLUDING NON-INVESTMENT GRADE BONDS

TERMS TO MATURITY                      AAA         AA         A         BBB         BB      UNRATED(1)
-----------------                    --------   --------   --------   --------   --------   ----------
1 year or less.....................     106%       108%       110%       112%       130%        152%
2 years or less
  (but longer than 1 year).........     106%       108%       110%       112%       130%        152%
3 years or less
  (but longer than 2 years)........     106%       108%       110%       112%       130%        152%
4 years or less
  (but longer than 3 years)........     111%       113%       115%       117%       134%        152%
5 years or less
  (but longer than 4 years)........     111%       113%       115%       117%       134%        152%
7 years or less
  (but longer than 5 years)........     114%       116%       118%       120%       136%        152%
10 years or less
  (but longer than 7 years)........     116%       118%       120%       122%       137%        152%
15 years or less
  (but longer than 10years)........     120%       122%       124%       124%       139%        152%
30 years or less
  (but longer than 15 years).......     124%       127%       129%       129%       145%        152%
Greater than 30 years..............     124%       127%       129%       129%       145%        152%

------------------------

(1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is either not rated by any Rating Agency or is rated below BB, the Fund will use the percent set forth under "Unrated" in the table above.

    The Fitch Discount Factors presented in the immediately preceding table apply to corporate debt securities that are performing and have a Market Value determined by a Pricing Service of an Approved Price. The Fitch Discount Factor noted in the table above for a debt security rated B by Fitch shall apply to any non-performing debt security with a price equal to or greater than $0.90. The Fitch Discount Factor noted in the table above for a debt security rated below B by Fitch shall apply to any non-performing debt security with a price less than $0.90 but equal to or greater than $0.20. If a debt security does not have a Market Value determined by a Pricing Service or an Approved Price, a rating two rating categories below the actual rating on the debt security will be used (e.g., where the actual rating is A-, the rating for debt securities rated BB-will be used). The Fitch Discount Factor for a debt security issued by a limited partnership that is not a Rule 144A Security shall be the Discount Factor determined in accordance with the table set forth above multiplied by 105%.

    The Fitch Discount Factors presented in the immediately preceding table will also apply to corporate obligations backed by a guarantee, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the Fitch Discount Factor in the table.

    (iii) Common stock and warrants: The Fitch Discount Factor applied to common stock will be:

                             Large-cap stocks: 200%
                              Mid-cap stocks: 233%
                             Small-cap stocks: 286%
                                  Others: 370%

    See "Fitch Eligible Assets--common stocks" for definitions of large-cap, mid-cap and small-cap stocks.

    (iv) Preferred stock: the Fitch Discount Factor applied to preferred stock is the percentage determined by reference to the rating in accordance with the table set forth below.

                                                              DISCOUNT
PREFERRED STOCK(1)                                             FACTOR
------------------                                            ---------
AAA.........................................................     130%
AA..........................................................     133%
A...........................................................     135%
BBB.........................................................     139%
BB..........................................................     154%
Not rated or below BB.......................................     161%
Investment grade DRD........................................     164%
Note rated or below investment grade DRD....................     200%

------------------------

(1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is either not rated by any Rating Agency or is rated below BB, the Fund will use the percent set forth under "Not rated or below BB" in the table above.

    (v) Convertible securities: the Fitch Discount Factor applied to convertible securities is (A) 200% for investment grade convertibles and
(B) 222% for below investment grade convertibles so long as such convertible debt securities have neither (x) conversion premium greater than 100% nor (y) have a yield to maturity or yield to worst of greater than 15% above the relevant Treasury curve.

    The Fitch Discount Factor applied to convertible debt securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles and (B) 179% for below investment grade convertibles so long as such convertible debt securities do not have a yield to maturity or yield to worse of greater than 15% above the relevant Treasury curve.

    The Fitch Discount Factor applied to convertible debt securities which have a yield to maturity or yield to worse of greater than 15% above the relevant Treasury curve is 370%.

    If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Fund will treat the security as if it were below investment grade.

    (vi)  U.S. Government Securities:

                                                              DISCOUNT
TIME REMAINING TO MATURITY                                     FACTOR
--------------------------                                    ---------
1 year or less..............................................    101.5%
2 years or less (but longer than 1 year)....................      103%
3 years or less (but longer than 2 years)...................      105%
4 years or less (but longer than 3 years)...................      107%
5 years or less (but longer than 4 years)...................      109%
7 years or less (but longer than 5 years)...................      112%
10 years or less (but longer than 7 years)..................      114%
15 years or less (but longer than 10 years).................      122%
20 years or less (but longer than 15 years).................      130%
25 years or less (but longer than 20 years).................      146%
Greater than 25 years.......................................      154%

    (vii) Short-Term Investments and Cash: the Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities, Short Term Money Market Instruments and Municipal Debt Obligations, will be
(A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at part no exercisable within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at part exercisable within the Fitch Exposure Period. A Fitch Discount Factor of 100% will be applied to cash.

    (viii)  Rule 144A Securities: the Fitch Discount Factor applied to
Rule 144A Securities shall be the Discount Factor determined in accordance with the table above under "Corporate Debt Securities" in subsection (ii), multiplied by 110% until such securities are registered under the Securities Act.

    (ix) Asset-backed and mortgage-backed securities: The percentage determined by reference to the asset type in accordance with the table set forth below.

                                                              DISCOUNT
ASSET TYPE (WITH TIME REMAINING TO MATURITY, IF APPLICABLE)    FACTOR
-----------------------------------------------------------   ---------
U.S. Treasury/agency securities (10 years or less)..........      118%
U.S. Treasury/agency securities (greater than 10 years).....      127%
U.S. agency sequentials (10 years or less)..................      128%
U.S. agency sequentials (greater than 10 years).............      142%
U.S. agency principal only securities.......................      236%
U.S. agency interest only securities (with Market Value
  greater than $0.40).......................................      696%
U.S. agency interest only securities (with Market Value less
  than or equal to $0.40)...................................      214%
AAA LockOut securities, interest only.......................      236%
U.S. agency planned amortization class bonds (10 years or
  less).....................................................      115%
U.S. agency planned amortization class bonds (greater than
  10 years).................................................      136%
AAA sequentials (10 years or less)..........................      118%
AAA sequentials (greater than 10 years).....................      135%
AAA planned amortization class bonds (10 years or less).....      115%
AAA planned amortization class bonds (greater than 10
  years)....................................................      140%
Jumbo mortgage rated AAA(1).................................      123%
Jumbo mortgage rated AA(1)..................................      130%
Jumbo mortgage rated A(1)...................................      136%
Jumbo mortgage rated BBB(1).................................      159%
Commercial mortgage-backed securities rated AAA.............      131%
Commercial mortgage-backed securities rated AA..............      139%
Commercial mortgage-backed securities rated A...............      148%
Commercial mortgage-backed securities rated BBB.............      177%
Commercial mortgage-backed securities rated BB..............      283%
Commercial mortgage-backed securities rated B...............      379%
Commercial mortgage-backed securities rated CCC or not
  rated.....................................................      950%

------------------------

(1) Applies to jumbo mortgages, credit cards, auto loans, home equity loans, manufactured housing and prime mortgage-backed securities not issued by a U.S. agency or instrumentality.

    (x)  Real Estate Investment Trusts:

        (a) For common stock and preferred stock of REITs and other real estate companies, the Fitch Discount Factor applied shall be:

REIT or other real estate company preferred stock...........    154%
REIT or other real estate company stock.....................    196%

        (b) For corporate debt securities of REITs, the Fitch Discount Factor applied shall be:

TERMS TO MATURITY                   AAA         AA         A         BBB         BB         B       UNRATED
-----------------                 --------   --------   --------   --------   --------   --------   --------
1 year or less..................     111%       114%       117%       120%       121%       127%       127%
2 years or less
  (but longer than 1 year)......     116%       123%       125%       127%       132%       137%       137%
3 years or less
  (but longer than 2 years).....     121%       125%       127%       131%       133%       140%       152%
4 years or less
  (but longer than 3 years).....     126%       126%       129%       132%       136%       140%       164%
5 year or less
  (but longer than 4 years).....     131%       132%       135%       139%       144%       149%       185%
7 years or less
  (but longer than 5 years).....     140%       143%       146%       152%       159%       167%       228%
10 years or less
  (but longer than 7 years).....     141%       143%       147%       153%       160%       168%       232%
12 years or less
  (but longer than 7 years).....     144%       144%       150%       157%       165%       174%       249%
15 years or less
  (but longer than 12 years)....     148%       151%       155%       163%       172%       182%       274%
30 years or less
  (but longer than 15 years)....     152%       156%       160%       169%       180%       191%       306%

    If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). Securities rated either below B or not rated by any Rating Agency shall be treated as "Unrated" in the table above.

    (xi) Futures and call options: for purposes of the Preferred Shares Basic Maintenance Amount, futures held by the Fund and call options sold by the Fund shall not be included as Fitch Eligible Assets. However, such assets shall be valued at Market Value by subtracting the good faith margin and the maximum daily trading variance as of the Valuation Date. For call options purchased by the Fund, the Market Value of the call option will be included as a Fitch Eligible Asset subject to a Fitch Discount Factor mutually agreed to between the Fund and Fitch based on the characteristics of the option contract such as its maturity and the underlying security of the contract.

    (xii) Securities lending: the Fund may engage in securities lending in an amount not to exceed 10% of the Fund's total gross assets. For purposes of calculating the Preferred Shares Basic Maintenance Amount, such securities lent shall be included as Fitch Eligible Assets with the appropriate Fitch Discount Factor applied to such lent security. The obligation to return such collateral shall not be included as an obligation/liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. However, the Fund may reinvest cash collateral for securities lent in conformity with its investment objective and policies and the provisions of this Statement. In such event, to the extent that securities lending collateral received is invested by the Fund in assets that otherwise would be Fitch Eligible Assets and the value of such assets exceeds the amount of the Fund's obligation to return the collateral on a Valuation Date, such excess amount shall be included in the calculation of Fitch Eligible Assets by applying the applicable Fitch Discount Factor to this amount and adding the product to total Fitch Eligible Assets. Conversely, if the value of assets in which securities lending collateral has been invested is less then the amount of the Fund's obligation to return the collateral on a Valuation Date, such difference shall be included as an obligation/liability of the Fund for purposes of calculating the Preferred Shares Basic Maintenance Amount. Collateral received by the Fund in a securities lending transaction and maintained by the Fund in the form received shall not be included as a Fitch Eligible Asset for purposes of calculating the Preferred Shares Basic Maintenance Amount.

    (xiii) Swaps (including Total Return Swaps and Interest Rate Swaps): Total Return and Interest Rate Swaps are subject to the following provisions:

    If the Fund has an outstanding gain from a swap transaction on a Valuation Date, the gain will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor on the counterparty to the swap transaction. At the time a swap is executed, the Fund will only enter into swap transactions where the counterparty has at least a Fitch rating of A- or Moody's rating of A3.

        (a) Only the cumulative unsettled profit and loss from a Total Return Swap transaction will be calculated when determining the Preferred Shares Basic Maintenance Amount. If the Fund has an outstanding liability from a swap transaction on a Valuation Date, the Fund will count such liability as an outstanding liability from the total Fitch Eligible Assets in calculating the Preferred Shares Basic Maintenance Amount.

        (b) In addition, for swaps other than Total Return Swaps, the Market Value of the position (positive or negative) will be included as a Fitch Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the Outstanding AMPS.

        (c)(1)The underlying securities subject to a credit default swap sold by the Fund will be subject to the applicable Fitch Discount Factor for each security subject to the swap; (2) If the Fund purchases a credit default swap and holds the underlying security, the Market Value of the credit default swap and the underlying security will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor assessed based on the counterparty risk; and (3) the Fund will not include a credit default swap as a Fitch Eligible Asset purchase by the Fund without the Fund holding the underlying security or when the Fund buys a credit default swap for a basket of securities without holding all the securities in the basket.

    (xiv) Senior Loans: The Fitch Discount Factor applied to senior, secured floating rate loans made to corporate and other business entities ("Senior Loans") shall be the percentage specified in the table below opposite such Fitch Loan Category:

                                                             DISCOUNT
FITCH LOAN CATEGORY                                           FACTOR
-------------------                                          --------
A...........................................................    115%
B...........................................................    130%
C...........................................................    152%
D...........................................................    370%

    Notwithstanding any other provision contained above, for purposes of determining whether a Fitch Eligible Asset falls within a specific Fitch Loan Category, to the extent that any Fitch Eligible Asset would fall within more than one of the Fitch Loan Categories, such Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount Factor.

    (xv)  GNMAs, FNMAs, FHLMCs, etc.

    (xvi)  MBS, asset-backed and other mortgage-backed securities:

    MBS: U.S. Government Agency (FNMA, FHLMC or GNMA) conforming mortgage-backed securities with a state maturity of 30 years shall have a discount factor of 114% and conforming mortgage-backed securities with a stated maturity of 15 years shall have a discount factor of 111%.

    Asset-backed and other mortgage-backed securities: The percentage determined by reference to the asset type in accordance with the table set forth below.

                                                              DISCOUNT
ASSET TYPE (WITH TIME REMAINING TO MATURITY, IF APPLICABLE)    FACTOR
-----------------------------------------------------------   --------
U.S. Treasury/agency securities (10 years or less)..........     118%
U.S. Treasury/agency securities (greater than 10 years).....     127%
U.S. agency sequentials (10 years or less)..................     120%
U.S. agency sequentials (greater than 10 years).............     142%
U.S. agency principal only securities.......................     236%
U.S. agency interest only securities (with Market Value
  greater than $0.40).......................................     696%
U.S. agency interest only securities (with Market Value less
  than or equal to $0.40)...................................     271%
AAA Lock-Out securities, interest only......................     236%
U.S. agency planned amortization class bonds (10 years or
  less).....................................................     115%
U.S. agency planned amortization class bonds (greater than
  10 years).................................................     136%
AAA sequentials (10 years or less)..........................     118%
AAA sequentials (greater than 10 years).....................     135%
AAA planned amortization class bonds (10 years or less).....     115%
AAA planned amortization class bonds (greater than 10
  years)....................................................     140%
Jumbo mortgage rated AAA(1).................................     123%
Jumbo mortgage rated AA(1)..................................     130%
Jumbo mortgage rated A(1)...................................     136%
Jumbo mortgage rated BBB(1).................................     159%
Commercial mortgage-backed securities rated AAA.............     131%
Commercial mortgage-backed securities rated AA..............     139%
Commercial mortgage-backed securities rated A...............     148%
Commercial mortgage-backed securities rated BBB.............     177%
Commercial mortgage-backed securities rated BB..............     283%
Commercial mortgage-backed securities rated B...............     379%
Commercial mortgage-backed securities rated CCC or not
  rated.....................................................     950%

------------------------

(1) Applies to jumbo mortgages, credit cards, auto loans, home equity loans, manufactured housing and prime mortgage-backed securities not issued by a U.S. agency or instrumentality.

    "Fitch Eligible Assets" means:

    (i) Cash (including interest and dividends due on assets rated (A) BBB or higher by Fitch or the equivalent by another Rating Agency if the payment date is within five (5) Business Days of the Valuation Date, (B) A or higher by Fitch or the equivalent by another Rating Agency if the payment date is within thirty
(30) days of the Valuation Date, and (C) A+ or higher by Fitch or the equivalent by another Rating Agency if the payment date is within the Fitch Exposure Period) and receivables for Fitch Eligible Assets sole if the receivable is due within five (5) Business Days of the Valuation Date, and if the trades which generated such receivables are settled within five (5) Business Days;

    (ii) Short Term Money Market Instruments so long as (A) such securities are rated at least F1+ by Fitch or the equivalent by another Rating Agency, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch or the equivalent by another

Rating Agency, or (C) in all other cases, the supporting entity (1) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within three months or (2) is rated at least AA by Fitch or the equivalent by another Rating Agency and the security matures within six months;

    (iii) Municipal Obligations that (i) pay interest in cash, (ii) does not have its Fitch rating, as applicable, suspended by Fitch, and (iii) is part of an issue of Municipal Obligations of at least $10,000,000. In addition, Municipal Obligations in the Fund's portfolio must be within the following investment guidelines to be Fitch Eligible Assets.

                                       MINIMUM         MAXIMUM SINGLE     MAXIMUM STATE
                                     ISSUE SIZE      UNDERLYING OBLIGOR      ALLOWED
RATING                             ($ MILLIONS)(1)      ISSUER(%)(2)        (%)(2)(3)
------                             ---------------   ------------------   -------------
AAA..............................         10                 100               100
AA...............................         10                  20                60
A................................         10                  10                40
BBB..............................         10                   6                20
BB...............................         10                   4                12
B................................         10                   3                12
CCC..............................         10                   2                12

------------------------

(1) Preferred stock has a minimum issue size of $50 million.

(2) The referenced percentage represents maximum cumulation total for the related rating category and each lower rating category.

(3) Territorial bonds (other than those issued by Puerto Rico and counted collectively) are each limited to 10% of Fitch Eligible Assets. For diversification purposes, Puerto Rico will be treated as a state.

    For purposes of applying the foregoing requirements and applying the applicable Fitch Discount Factor, if a Municipal Obligation is not rated by Fitch but is rated by Moody's and S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have the Fitch rating which is the lower of the Moody's and S&P rating. If a Municipal Obligation is not rated by Fitch but is rated by Moody's or S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have such rating. Eligible Assets shall be calculated without including cash; and Municipal Obligations rated F1 by Fitch or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's; or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P shall be considered to have a long-term rating of A. When the Fund sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Fitch Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. When the Fund purchases a Fitch Eligible Asset and agrees to sell it at a future date, such Fitch Eligible Asset shall be valued at the amount of cash to be received by the Fund upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A by Fitch and the transaction has a term of no more than 30 days; otherwise, such Fitch Eligible Asset shall be valued at the Discounted Value of such Fitch Eligible Asset.

    Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset for purposes of determining the Preferred Shares Basic Maintenance Amount to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Fitch (if Fitch is then rating the AMPS) has indicated to the Fund will not affect the status of such asset as a Fitch Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by the Investment Adviser, Investment Sub-Adviser, custodian or the Auction Agent, (d) Liens by virtue of any repurchase agreement, and (e) Liens in connection with any futures margin account; or (ii) deposited irrevocably for the payment of any liabilities for purposes of determining the Preferred Shares Basic Maintenance Amount.

    (iv)  U.S. Government Securities;

    (v) Debt securities, if such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's Investment Adviser or Investment Sub-Adviser acting pursuant to procedures approved by the Board of Trustees of the Fund; and such securities are issued by (1) a U.S. corporation, limited liability company or limited partnership, (2) a corporation, limited liability company or limited partnership domiciled in a member of the European Union, Argentina, Australia, Brazil, Chile, Japan, Korea, and Mexico or other country if Fitch does not inform the Fund that including debt securities from such foreign country will adversely impact Fitch's rating of the AMPS (the "Approved Foreign Nations"),
(3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "Foreign Bonds"),
(4) a corporation, limited liability company or limited partnership domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"). Foreign Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. All debt securities satisfying the foregoing requirements and restriction of this paragraph are herein referred to as "Debt Securities."

    (vi) Preferred stocks if (1) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive equity capital at any time over the respective lives of such securities, (2) the issuer or such a preferred stock has common stock listed on either the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, and (3) the issuer of such a preferred stock has a senior debt rating or preferred stock rating from Fitch of BBB- or higher or the equivalent rating by another Rating Agency. In addition, the preferred stocks issue must be at least $50 million;

    (vii) Common stocks (1)(A) which are traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, (B) which, if cash dividend paying, pay cash dividends in U.S. dollars, and (C) which may be sold without restriction by the Fund; provided, however, that (i) common stock which, while a Fitch Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Fitch Eligible Assets until 60 calendar days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A- by Fitch and (ii) the aggregate Market Value of the Fund's holdings of the common stock of any issuer in excess of 5% per U.S. issuer of the number of Outstanding shares time the Market Value of such common stock shall not be a Fitch's Eligible Asset; and (2) securities denominated in any currency other than the U.S. dollar and securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia; provided, however, that the aggregate Market Value of the Fund's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of 3% of the aggregate Market Value of the Outstanding shares of common stock of such issuer or in excess of 10% of the Market Value of the Fund's Fitch Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Approved Foreign Nations shall not be a Fitch Eligible Asset; (iii) Small-cap stocks refer to stocks with a market capitalization between $300 million to $2 billion. Mid-cap stocks refer to stocks with a market capitalization between $2 billion to $10 billion. Large-cap stocks are companies having a market capitalization greater than $10 billion;

    (viii)  Rule 144A Securities;

    (ix)  Warrants on common stocks described in (vii) above;

    (x) any common stock, preferred stock or any debt securities of REITs or real estate companies;

    (xi) Interest Rate Swaps or Interest Rate Caps entered into according to International Swap Dealers Association ("ISDA") standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F-1 by Fitch or the equivalent by another Rating Agency, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another Rating Agency and (2) the originals aggregate notional amount of the Interest Rate Swap or Interest Rate Cap transaction or transactions is not greater than the Liquidation Preference of the AMPS original issued;

    (xii)  Swaps, including Total Return Swaps entered into according to ISDA;

    (xiii)  Financial contracts, as such term is defined in
Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Fund of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the AMPS;

    (xiv)  asset-backed and mortgage-backed securities;

    (xv)  senior loans; and

    (xvi)  Fitch Hedging Transactions.

    Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Fund of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the AMPS.

    Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A- by Fitch or the equivalent by another Rating Agency and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset.

    Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any Liens, except for
(A) Liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Fund will not affect the status of such asset as a Fitch Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Fund by its investment manager or portfolio manager, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.

    Fitch diversification limitations: portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Fitch's Eligible Assets:

EQUITY SECURITIES

                                                              MAXIMUM SINGLE
                                                                ISSUER(1)
                                                              --------------
Large-cap...................................................        5%
Mid-cap.....................................................        5%
Small-cap...................................................        5%

------------------------

(1) Percentages represent both a portion of the aggregate Market Value and number of outstanding shares of the common stock portfolio.

DEBT SECURITIES

                                                                       MINIMUM ISSUE
                                   MAXIMUM SINGLE   MAXIMUM SINGLE         SIZE
RATED AT LEAST(1)                    ISSUER(2)      INDUSTRY(2)(3)   ($ IN MILLION)(4)
-----------------                  --------------   --------------   -----------------
AAA..............................        100%             100%              $100
AA-..............................         20%              75%              $100
A-...............................         10%              50%              $100
BBB-.............................          6%              25%              $100
BB-..............................          4%              16%              $ 50
B-...............................          3%              12%              $ 50
CCC..............................          2%               8%              $ 50

------------------------

(1) Not applicable to corporate debt securities of REITs, Real Estate Companies, and Lodging Companies.

(2) Percentages represent a portion of the aggregate Market Value of corporate debt securities.

(3) Industries are determined according to Fitch's Industry Classifications, as defined herein.

(4) Preferred stock has a minimum issue size of $50 million, and mortgage pass through issued by Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA") or the Government National Mortgage Association ("GNMA"), which has no minimum issue size. .

    If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is either rated below CCC or not rated by any Rating Agency, the Fund will treat the security as if it were "CCC" in the table above.

REIT AND OTHER REAL ESTATE COMPANY SECURITIES

    5% issuer limitation (including common, preferred, debt and other securities)

    "Fitch Exposure Period" shall mean the period commencing on a given Valuation Date and ending 41 days thereafter.

    "Fitch Hedging Transactions" means purchases or sales of exchange-traded financial futures contracts based on any index approved by Fitch, LIBOR or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such futures contracts, and purchases, writings or sales of exchange-traded call options on such financial futures contracts, and put and call options on such financial futures contracts, subject to the following limitations:

    (i) The Fund may not engage in any Fitch Hedging Transaction based on any index approved by Fitch (other than transactions that terminate a futures contract or option held by the Fund by the Fund's taking the opposite position thereto ("closing transactions")) that would cause the Fund at the time of such transaction to own or have sold outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

    (ii) The Fund will not engage in any Fitch Hedging Transaction based on Treasury Bonds or LIBOR (other than closing transactions) that would cause the Fund at the time of such transaction to own or have sold:

        (A) Outstanding financial futures contracts based on Treasury Bonds or LIBOR with such contracts having an aggregate Market Value exceeding 60% of the aggregate Market Value of Fitch Eligible Assets owned by the Fund and at least rated AA by Fitch (or, if not rated by Fitch Ratings, rated at least Aa by Moody's; or, if not rated by Moody's, rated AAA by S&P); or

        (B) Outstanding financial futures contracts based on Treasury Bonds or LIBOR with such contracts having an aggregate Market Value exceeding 40% of the aggregate Market Value of all Fitch Eligible Assets owned by the Fund (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated at least A or BBB by Fitch (or, if not rated by Fitch Ratings, rated at least Baa by Moody's; or, if not rated by Moody's, rated at least A or AA by S&P) (for purposes of the foregoing clauses (i) and
    (ii), the Fund shall be deemed to own futures contracts that underlie any outstanding options written by the Fund);

    (iii) The Fund may engage in closing transactions to close out any outstanding financial futures contract based on any index approved by Fitch if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Fitch and the Fund.

    (iv) The Fund may not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

    "Fitch Industry Classifications" means, for the purposes of determining Fitch Eligible Assets, each of the following industry classifications:

       Aerospace & Defense
       Automobiles
       Banking, Finance & Real Estate
       Broadcasting & Media
       Building & Materials
       Cable
       Chemicals

       Computers & Electronics
       Consumer Products
       Energy
       Environmental Services
       Farming & Agriculture
       Food, Beverage & Tobacco
       Gaming, Lodging & Restaurants
       Healthcare & Pharmaceuticals
       Industrial/Manufacturing
       Insurance
       Leisure & Entertainment
       Metals & Mining
       Miscellaneous
       Packaging and Containers
       Paper & Forest Products
       Retail
       Sovereign
       Structured Finance Obligations
       Supermarkets & Drugstores
       Telecommunications
       Textiles & Furniture
       Transportation
       Utilities

    The Fund shall use its discretion in determining which industry classification is applicable to a particular investment.

    "Fitch Loan Category" means the following four categories (and, for purposes of this categorization, the Market Value of a Fitch Eligible Asset trading at par is equal to $1.00):

    (i) "Fitch Loan Category A" means Performing bank loans, which have a Market Value or an Approved Price greater than or equal to $0.90.

    (ii) "Fitch Loan Category B" means: (A) Performing bank loans which have a Market Value or an Approved Price of greater than or equal to $0.80 but less than $0.90; and (B) non-Performing bank loans which have a Market Value or an Approved Price greater than or equal to $0.85.

    (iii) "Fitch Loan Category C" means: (A) Performing bank loans which have a Market Value or an Approved Price of greater than or equal to $0.70 but less than $0.80; (B) non-Performing bank loans which have a Market Value or an Approved Price of greater than or equal to $0.75 but less than $0.85; and
(C) Performing bank loans without an Approved Price rated BB- or higher by Fitch. If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody "s rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB- will be used).

    (iv) "Fitch Loan Category D" means bank loans not described in any of the foregoing categories.

    Notwithstanding any other provision contained above, for purposes of determining whether a Fitch Eligible Asset falls within a specific Fitch Loan Category, to the extent that any Fitch Eligible Asset would fall within more than one of the Fitch Loan Categories, such Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount Factor.

    "Holder" means a Person identified as a holder of record of shares of AMPS in the Share Register.

    "Independent Accountant" means a nationally recognized accountant, or firm of accountants, that is, with respect to the Fund, an independent public accountant or firm of independent public accountants under the Securities Act.

    "Initial Dividend Payment Date" means the Initial Dividend Payment Date as determined by the Board of Trustees of the Fund or their designee with respect to each series of AMPS or Other AMPS, as the case may be.

    "Initial Dividend Rate" means the rate per annum established by the Board of Trustees or their designee, applicable to the Initial Rate Period for such series of AMPS and, with respect to Other AMPS, has the equivalent meaning.

    "Initial Margin" means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a futures contract.

    "Initial Rate Period" has the meaning set forth in paragraph 2(c)(i) of this Statement and, with respect to Other AMPS, has the equivalent meaning.

    "Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

    "Interest Rate Swaps" has the meaning as defined under "Swap."

    "Investment Adviser" means the Fund's investment adviser, which initially shall be Claymore Advisors, LLC.

    "Investment Sub-Adviser" means the Fund's investment sub-adviser, which initially shall be Thompson, Siegel & Walmsley, Inc.

    "LIBOR" means the London Interbank Offered Rate.

    "LIBOR Dealers" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other dealer or dealers as the Fund may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

    "LIBOR Rate," on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Rate Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750,
(A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations,
(C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Rate Period in an amount determined by the LIBOR Dealer (after obtaining the Fund's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate shall be LIBOR Rate as determined on the previous Auction Date. If the number of Rate Period days shall be (i) seven or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) 21 or more but fewer than 49 days, such rate shall be one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate;
(viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

    "Lien" means any material lien, mortgage, pledge, security interest or security agreement of any kind.

    "Liquidation Preference" means, with respect to a given number of AMPS, $25,000 times that number.

    "London Business Day" means any day on which commercial banks are generally open for business in London.

    "Long Term Rate Period" means a Special Rate Period consisting of a specified period of one whole year or more but not greater than five years.

    "Mandatory Redemption Price" means $25,000 per share of AMPS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption.

    "Market Value" of any asset of the Fund shall be the market value thereof determined by the Pricing Service or by the Fund in accordance with procedures approved by the Board of Trustees. Market Value of any asset shall include any interest accrued thereon. The Pricing Service shall value portfolio securities at the quoted bid prices or the mean between the quoted bid and asked price or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the Pricing Service using methods which include consideration of: yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service or the Fund may employ electronic data processing techniques and/or a matrix system to determine valuations. At the Fund's discretion, in the event the Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids obtained by the Fund from dealers who are members of the National Association of Securities Dealers, Inc. and who make a market in the security, at least one of which shall be in writing. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees.

    "Maximum Applicable Rate," with respect to AMPS, has the meaning set forth in paragraph 9(a)(vii) of this Statement and, with respect to Other AMPS, has the equivalent meaning.

    "Monthly Valuation Date" means the last Valuation Date of each month in each fiscal year of the Fund, commencing from the Date of Original Issue.

    "Moody's" means Moody's Investors Service, Inc., a Delaware corporation, and its successors.

    "Moody's Discount Factor" means for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.

    (i) Corporate debt securities: The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below:

DISCOUNT FACTORS FOR CORPORATE DEBT SECURITIES INCLUDING NON-INVESTMENT GRADE BONDS
(NON-CONVERTIBLES)

TERMS TO MATURITY OF NON-INVESTMENT GRADE BONDS(2)       AAA         AA         A         BAA         BA         B        NR(1)
--------------------------------------------------     --------   --------   --------   --------   --------   --------   --------
1 year or less.......................................    109        112        115        118        137        150        250
2 years or less (but longer than 1 year).............    115        118        122        125        146        160        250
3 years or less (but longer than 2 years)............    120        123        127        131        153        168        250
4 years or less (but longer than 3 years)............    126        129        133        138        161        176        250
5 years or less (but longer than 4 years)............    132        135        139        144        168        185        250
7 years or less (but longer than 5 years)............    139        143        147        152        179        197        250
10 years or less (but longer than 7 years)...........    145        150        155        160        189        208        250
15 years or less (but longer than 10 years)..........    150        155        160        165        196        216        250
20 years or less (but longer than 15 years)..........    150        155        160        165        196        228        250
30 years or less (but longer than 20 years)..........    150        155        160        165        196        229        250
Greater than 30 years................................    165        173        181        189        205        240        250

------------------------

(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate, municipal or other debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Below B and Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

(2) The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

    The Moody's Discount Factors presented in the immediately preceding table will also apply to corporate debt securities that do not pay interest in U.S. dollars or euros, provided that the Moody's Discount Factor determined from the table shall be multiplied by a factor of 1.2 for purposes of calculating the Discounted Value of such securities.

    (ii) Common stock: The Moody's Discount Factor applied to common stock will be:

COMMON STOCKS                                       UTILITY    INDUSTRIAL   FINANCIAL
-------------                                       --------   ----------   ---------
Seven week exposure period........................    170%        264%        241%

    (iii) Preferred stock*: The Moody's Discount Factor for taxable preferred stock shall be:

Aaa.........................................................  150%
Aa..........................................................  155%
A...........................................................  160%
Baa.........................................................  165%
Ba..........................................................  196%
B...........................................................  216%
Less than B or Not Rated....................................  250%

    Because of the size of the DRD market, these preferreds will be assigned a different discount factor to reflect their liquidity. Investment grade DRDs will receive a 165% discount factor and non-investment grade DRDs will receive a 216% discount factor.

* Eligible non-cumulative preferred stocks' Discount Factors will be increased by an additional 20%

    (iv) Convertible securities: The Moody's Discount Factor for convertible securities shall be including convertible preferred stock:

    Convertibles having a delta that ranges between .4-0 will be discounted using the discount factors found in Moody's corporate debt securities table.

    Convertibles having a delta that ranges between l-.8 will be subject to the following discount factors: for investment grade bonds the discount factor is 195% and for below investment grade securities the discount factor is 229%.

    Convertibles having a delta that ranges between .8-.4 will be subject to the following discount factors: for investment grade bonds the discount factor is 192% and for below investment grade securities the discount factor is 226%.

    Any unrated convertible bonds are discounted at 250%.

------------------------

(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for applicable Fund assets can be derived from other sources as well as combined with a number of sources, unrated fixed-income and convertible securities (which are securities that are not rated by any of Moody's, S&P or Fitch Ratings) are limited to 10% of Moody's Eligible Assets for purposes of calculations related to the Preferred Shares Basic Maintenance Amount. If a convertible security is not rated by any of Moody's, S&P or Fitch Ratings, the Fund will use the applicable percentage set forth in the row entitled "Unrated" in the table above. Ratings assigned by S&P and/or FitchRatings are generally accepted at face value. However, adjustments to face value may be made to particular categories of credits for which the ratings by S&P and/or Fitch Ratings do not seem to approximate a Moody's rating equivalent. Split-rated securities assigned by S&P and Fitch Ratings (i.e., these Rating Agencies assign different rating categories to the security) will be accepted at the lower of the two ratings.

(2) Discount factors are for Seven-week exposure period.

    Upon conversion to common stock, the Discount Factors applicable to common stock will apply:

COMMON STOCKS                                       UTILITY    INDUSTRIAL   FINANCIAL
-------------                                       --------   ----------   ---------
Seven week exposure period........................    170%        264%        241%

    (v) Short-term instruments: The Moody's Discount Factor applied to short-term portfolio securities, U.S. Government Securities including without limitation corporate debt securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody's Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Moody's Exposure Period; and
(C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period. A Moody's Discount Factor of 100% will be applied to cash.

    (vi)  Rule 144A Securities: The Moody's Discount Factor applied to
Rule 144A Securities for Rule 144A Securities whose terms include rights to registration under the Securities Act within one year and Rule 144A Securities which do not have registration rights within one year will be 120% and 130%, respectively, of the Moody's Discount Factor which would apply were the securities registered under the Securities Act.

    (vii)  Common Stock and Preferred Stock of REITs and Other Real Estate
Companies:

                                                                 DISCOUNT
                                                              FACTOR(1)(2)(3)
                                                              ---------------
Common stock of REITs.......................................        154%
Preferred stock of REITs
  - with Senior Implied Moody's (or S&P) rating.............        154%
  - without Senior Implied Moody's (or S&P) rating..........        208%

                                                                 DISCOUNT
                                                              FACTOR(1)(2)(3)
                                                              ---------------
Common stock and preferred stock of other real estate
  companies
  - with Senior Implied Moody's (or S&P) rating.............        208%
  - without Senior Implied Moody's (or S&P) rating..........        250%

------------------------

(1) A Discount Factor of 250% will be applied to those assets in a single Moody's Real Estate Industry/Property Sector Classification which exceed 30% of Moody's Eligible Assets but are not greater than 35% of Moody's Eligible Assets.

(2) A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

(3) A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of an issuer is below $500 million.

    Debt Securities of REITs and Other Real Estate Companies(1):

                                                                       MOODY'S RATING CATEGORY
TERM TO MATURITY OF                    ---------------------------------------------------------------------------------------
CORPORATE DEBT SECURITY                  AAA         AA         A         BAA         BA         B         CAA      UNRATED(2)
-----------------------                --------   --------   --------   --------   --------   --------   --------   ----------
1....................................    109%       112%       115%       118%       119%       125%       225%        250%
2....................................    115%       118%       122%       125%       127%       133%       225%        250%
3....................................    120%       123%       127%       131%       133%       140%       225%        250%
4....................................    126%       129%       133%       138%       140%       147%       225%        250%
5....................................    132%       135%       139%       144%       146%       154%       225%        250%
7....................................    139%       143%       147%       152%       156%       164%       225%        250%
10...................................    145%       150%       155%       160%       164%       173%       225%        250%
15...................................    150%       155%       160%       165%       170%       180%       225%        250%
20...................................    150%       155%       160%       165%       170%       190%       225%        250%
30...................................    150%       155%       160%       165%       170%       191%       225%        250%

------------------------

(1) The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

(2) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate, municipal or other debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Below B and Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split-rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

    (viii) Warrants: The Discount Factors applicable to common stock will apply:

COMMON STOCKS                                       UTILITY    INDUSTRIAL   FINANCIAL
-------------                                       --------   ----------   ---------
Seven week exposure period........................    170%        264%        241%

    (ix) Moody's Hedging Transactions: See the definition of "Moody's Hedging Transactions" for the applicable Moody's Discount Factor to be applied.

    (x) Municipal Debt Obligations: The Moody's Discount Factor applied to municipal debt obligations shall be the percentage determined by reference to the rating on such asset and the shortest exposure period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:

EXPOSURE PERIOD              AAA         AA         A         BAA      MIG-1 (1)   MIG-1 (2)   UNRATED (3)
---------------            --------   --------   --------   --------   ---------   ---------   -----------
7 weeks.................        151%       159%       160%       173%        135%        148%         225%
8 weeks or less but
  greater than seven
  weeks.................        154        161        168        176         137         149          231
9 weeks or less but
  greater than eight
  weeks.................        158        163        170        177         138         150          240

------------------------

(1) Municipal debt obligations not rated by Moody's but rated equivalent to MIG-1, VMIG-1 or P-1 by S& P and Fitch that have a maturity less than or equal to 49 days.

(2) Municipal debt obligations not rated by Moody's but rated equivalent to MIG-1, VMIG-1 or P-1 by S&P and Fitch that have a maturity greater than 49 days.

(3) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the municipal issuer's assets can be derived from other sources as well as combined with a number of sources as presented by the Fund to Moody's securities rated below Baa by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a municipal debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Unrated" in the Municipal Debt Table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

           MOODY'S RATING CATEGORY
---------------------------------------------
MIG-1, VMIG-1, P-1(1)   MIG-1, VMIG-1, P-1(2)
---------------------   ---------------------
     100%                        136%

------------------------

(1) Moody's rated Municipal Obligations that have a maturity less than or equal to 49 days and Municipal Obligations not rated by Moody's but rated the equivalent to MIG-1, VMIG-1, or P-1 by S&P or F1 by Fitch that have a maturity less than or equal to 49 days.

(2) Moody's rated Municipal Obligations that have a maturity greater than 49 days and Municipal Obligations not rated by Moody's but rated the equivalent to MIG-1, VMIG-1, or P-1 by S&P or F1 by Fitch that have a maturity greater than 49 days.

    Notwithstanding the foregoing, no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold that is due within five Business Days of such Valuation Date. The Moody's Discount Factor for Receivables for Municipal Obligations Sold that are due within six and 30 Business Days of such Valuation Date will be the Moody's Discount Factor applicable to the Municipal Obligations sold.

    "Moody's Eligible Asset" means:

    (i) Cash (including interest and dividends due on assets rated (A) Baa3 or higher by Moody's or the equivalent by another Rating Agency if the payment date is within five (5) Business Days of the Valuation Date, (B) A2 or higher by Moody's or the equivalent by another Rating Agency if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher by Moody's or the equivalent by another Rating Agency if the payment date is within the Moody's Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five (5) Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or the equivalent by another Rating Agency or (2) with counterparties having a Moody's Short Term Money Market Instrument rating of at least P-1 or the equivalent by another Rating Agency;

    (ii) Short Term Money Market Instruments, so long as (A) such securities are rated at least P-1 or the equivalent by another Rating Agency, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2 or the equivalent by another Rating Agency, or
(C) in all other cases, the supporting entity (1) is rated A2 or the equivalent by another Rating Agency and the security matures within one month, (2) is rated A1 or the equivalent by another Rating Agency and the security matures within three months or (3) is rated at least A3 or the equivalent by another Rating Agency and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria;

    (iii)  U.S. Government Securities;

    (iv)  Rule 144A Securities;

    (v)  Common stocks:

        (A) which are issued by issuers whose senior debt securities are rated at least Baa3 by Moody's (or, in the event an issuer's senior debt securities are not rated by Moody's, which are issued by an issuer whose senior debt securities are rated at least BBB- by S&P and which for this purpose have been assigned a Moody's equivalent rating of at least Baa3;

        (B) which are traded on the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market System or other Moody's approved exchanges;

        (C) which have a market capitalization greater than $500,000,000;

        (D) which are currently paying a cash dividend be it an initial cash dividend or part of an ongoing series of cash dividends or whose predecessors have paid cash dividends regularly during the preceding three-year period (or since inception of the dividend if the common stock initiated a dividend within the past three-years); and

        (E) which pay dividends in U.S. dollars or currency of other Approved Foreign Nations;

    Provided, however, that (1) the aggregate Market Value of the Fund's holdings of the common stock of any eligible issuer (x) shall be less than 5% of the number of outstanding shares times the Market Value of such common stock and
(y) shall not exceed 5% of the number of outstanding shares (less the number of shares held by insiders, as determined in accordance with standards established by Moody's) multiplied by the Market Value of such common stock and (2) the number of shares of common stock of any eligible issuer held by the Fund shall not exceed the average weekly trading volume of such common stock during the preceding month.

    (vi) Corporate debt securities if (A) such securities are rated B3 or higher by Moody's or the equivalent by another Rating Agency; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's, S&P or Fitch; (C) for securities which provide for conversion or exchange at the option of the issuer into equity capital at some time over their lives, the issuer must be rated at least B3 by Moody's or the equivalent by another Rating Agency and the discount factor will be 250%; (D) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets or the equivalent by another Rating Agency; (E) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's Investment Adviser or Investment Sub-Adviser acting pursuant to procedures approved by the Board of Trustees, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (F) such securities are not subject to extended settlement.

    Notwithstanding the foregoing limitations, (x) corporate debt securities not rated at least B3 by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such corporate debt securities does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; provided, however, that if the Market Value of such corporate debt securities exceeds 10% of the aggregate Market Value of all Moody's Eligible Assets, a portion of such corporate debt securities (selected by the Fund) shall not be considered Moody's Eligible Assets, so that the Market Value of such corporate debt securities (excluding such portion) does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; and (y) corporate debt securities rated by neither Moody's, S&P nor Fitch shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which (i) have not filed for bankruptcy within the past three years,
(ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends, and (iv) possess a current, unqualified auditor's report without qualified, explanatory language.

    (vii) Preferred stocks if (A) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (B) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange or other Moody's approved exchanges, (C) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa3 or higher (D) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (X) the preferred stock issue must be greater than $50 million and (Y) the minimum holding by the Fund of each issue of preferred stock is $500,000. In addition, preferred stocks issued by transportation companies will not be considered Moody's Eligible Assets;

    (viii) convertible securities (including convertible preferred stock), provided that (A) the issuer of common stock must have a Moody's senior unsecured debt of Caa or better, or a rating of CCC or better by S&P or Fitch Ratings, (B) the common stocks must be traded on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ, (C) dividends must be paid in U.S. dollars, (D) the portfolio of convertible bonds must be diversified as set forth in the table set forth below, (E) the company shall not hold shares exceeding the average weekly trading volume during the preceding month and (F) synthetic convertibles are excluded from asset eligibility;

    (ix) common stock, preferred stock or any debt security of REITs or real estate companies.

    (x)  Financial contracts, as such term is defined in Section
3(c)(2)(B)(ii) of the Investment Company Act of 1940, as amended, not otherwise provided for in this definition but only upon receipt by the Fund of a letter from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the AMPS; and

    (xi) Municipal Obligations that (i) pays interest in cash, (ii) does not have its Moody's rating suspended by Moody's, and (iii) is part of an issue of Municipal Obligations of at least $10,000,000 (except for issues rated Aaa by Moody's, as provided in the chart below). In addition, Municipal

Obligations in the Trust's portfolio must be within the following diversification requirements in order to be included within Moody's Eligible
Assets:

    DIVERSIFICATION REQUIREMENTS

                                             MINIMUM         MAXIMUM
                                           ISSUE SIZE       UNDERLYING       MAXIMUM STATE
RATING                                    ($ MILLIONS)    OBLIGOR (%)(1)   ALLOWED (%)(1)(3)
------                                    -------------   --------------   -----------------
Aaa.....................................       N/A             100                100
Aa......................................        10              20                 60
A.......................................        10              10                 40
Baa.....................................        10               6                 20
Ba......................................        10               4                 12
B.......................................        10               3                 12
Other(2)................................        10               2                 12

------------------------

(1) The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category.

(2) Municipal Obligations rated Caa or below by Moody's, or if not rated by Moody's rated the equivalent by S&P or Fitch and unrated securities.

(3) Territorial bonds (other than those issued by Puerto Rico and counted collectively) are each limited to 10% of Moody's Eligible Assets. For diversification purposes, Puerto Rico will be treated as a state.

N/A Not applicable.

    (xii)  Moody's Hedging Transactions.

MOODY'S DIVERSIFICATION LIMITATIONS:

    In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:

EQUITY SECURITIES

                                     MAXIMUM SINGLE   MAXIMUM SINGLE    MAXIMUM SINGLE
INDUSTRY CATEGORY                    ISSUER (%)(1)    INDUSTRY (%)(1)    STATE (%)(1)
-----------------                    --------------   ---------------   --------------
Utility............................         4               50                  7(2)
Industrial.........................         4               45                  7
Financial..........................         5               40                  6
Other..............................         6               20                N/A

------------------------

(1) Percentages represent both a portion of the aggregate market value and the number of outstanding shares of the common stock portfolio.

(2) Utility companies operating in more than one state should be diversified according to the state of incorporation.

DEBT SECURITIES

                                                                         MINIMUM ISSUE
                                     MAXIMUM SINGLE   MAXIMUM SINGLE          SIZE
RATINGS(1)                            ISSUER(2)(3)    INDUSTRY(3)(4)   ($ IN MILLION)(5)
----------                           --------------   --------------   ------------------
Aaa................................       100%             100%               $100
Aa.................................         20               60                100
A..................................         10               40                100
Baa................................          6               20                100
Ba.................................          4               12                 50(6)
B1-B2..............................          3                8                 50(6)
B3 or below........................          2                5                 50(6)

------------------------

(1) Refers to the preferred stock and senior debt rating of the portfolio holding.

(2) Companies subject to common ownership of 25% or more are considered as one issuer.

(3) Percentages represent a portion of the aggregate Market Value of corporate debt securities.

(4) Industries are determined according to Moody's Industry Classifications, as defined herein.

(5) Except for preferred stock, which has a minimum issue size of $50 million.

(6) Portfolio holdings from issues ranging from $50 million to $100 million are limited to 20% of the Fund's total assets.

    Additionally, in order to merit consideration as an eligible asset, securities should be issued by entities which:

    - Have not filed for bankruptcy within the past year

    - Are current on all principle and interest in their fixed income obligations

    - Are current on all preferred stock dividends

Possess a current, unqualified auditor's report without qualified, explanatory language.

    Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate, municipal or other debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Below B and Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

    Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such portfolio securities.

    Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any Liens, except for
(A) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Fund by its Investment Adviser or Investment Sub-Adviser, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.

    "Moody's Exposure Period" means the period commencing on a given Valuation Date and ending 49 days thereafter.

    "Moody's General Portfolio Requirements" means that the Fund's portfolio must meet the following diversification requirements: (a) no more than 25% by par value of the Fund's total assets can be invested in the securities of borrowers and other issuers having their principal business activities in the same Moody's Industry Classification; provided, that this limitation shall not apply with respect to U.S. Government Securities and provided further that for purposes of this subsection (a), the term "issuer" shall not include a lender selling a participation to the Fund or any other person interpositioned between such lender and the Fund with respect to a participation and (b) no more than 10% by par value of the Fund's total assets can be invested in securities of a single issuer, and provided further that for purposes of this subsection (b), the term "issuer" includes both the borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to such participation.

    "Moody's Hedging Transactions" means for so long as any AMPS are rated by Moody's, the Fund may buy or sell financial futures contracts, write, purchase or sell call options on financial futures contracts or purchase put options on financial futures contracts or write call options on portfolio securities, swaps and securities lending unless it receives written confirmation from Moody's that engaging in such transactions would impair the ratings then assigned to the AMPS by Moody's, (collectively "Moody's Hedging Transactions"), subject to the following limitations:

    (i) Future and call options: For purposes of the Preferred Shares Basic Maintenance Amount, futures held by the Fund and call options sold by the Fund shall not be included as Moody's Eligible Assets. However, such assets shall be valued at Market Value by subtracting the good faith margin and the maximum daily trading variance as of a Valuation Date. For call options purchased by the Fund, the Market Value of the call option will be included as Moody's Eligible Asset subject to a Moody's Discount Factor mutually agreed to between the Fund and Moody's based on the characteristics of the option contract such as its maturity and the underlying security of the contract.

    (ii) Securities lending: The Fund may engage in securities lending in an amount not to exceed 15% of the Fund's total gross assets. For purposes of calculating the Preferred Shares Basic Maintenance Amount, such securities lent shall be included as Moody's Eligible Assets with the appropriate Moody's Discount Factor applied to such lent security. The obligation to return such collateral shall not be included as an obligation/liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. However, the Fund may reinvest cash collateral for securities lent in conformity with its investment objectives and policies and the provisions of these bylaws. In such event, to the extent that securities lending collateral received is invested by the Fund in assets that otherwise would be Moody's Eligible Assets and the value of such assets exceeds the amount of the Fund's Moody's Eligible Assets by applying the applicable Moody's Discount Factor to this amount and adding the product to total Moody's Eligible Assets. Conversely, if the value of assets in which securities lending collateral has been invested is less then the amount of the Fund's obligation to return the collateral on a Valuation Date, such difference shall be included as an obligation/liability of the Fund for purposes of calculating the Preferred Shares Basic Maintenance Amount. Collateral received by the Fund in a securities lending transaction and maintained by the Fund in the form received shall not be included as a Moody's Eligible Asset for purposes of calculating the Preferred Shares Basic Maintenance Amount.

    (iii) Swaps (including Total Return Swaps and Interest Rate Swaps): Total return and Interest Rate Swaps are subject to the following provisions:

        (A) Only the cumulative unsettled profit and loss from a Total Return Swap transaction will be calculated when determining the Preferred Shares Basic Maintenance Amount. If the Fund has an outstanding gain from a swap transaction on a Valuation Date, the gain will be included as a Moody's Eligible Asset subject to the Moody's Discount Factor on the counterparty to the swap transaction. If the Fund has an outstanding liability from a swap transaction on a Valuation Date, the Fund will subtract the outstanding liability from the total Moody's Eligible Assets in calculating the Preferred Shares Basic Maintenance Amount.

        In addition, for swaps other than Total Return Swaps, the Market Value of the position (positive or negative) will be included as a Moody's Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the Outstanding AMPS. At the time a swap is executed, the Fund will only enter into swap transactions where the counterparty has at least a Fitch rating of A- or Moody's long-term rating of A3.

        (B) (1) The underlying securities subject to a Credit Default Swap sold by the Fund will be subject to the applicable Moody's Discount Factor for each security subject to the swap;

           (2) If the Fund purchases a Credit Default Swap and holds the underlying security, the Market Value of the Credit Default Swap and the underlying security will be included as a Moody's Eligible Asset subject to the Moody's Discount Factor assessed based on the counterparty risk and the duration of the swap agreement; and

    If not otherwise provided for in (a)(i)-(iii) above, derivative instruments shall be treated as follows: Any derivative instruments will be valued pursuant to the Fund's valuation procedures on a Valuation Date. The amount of the net payment obligation and the cost of a closing transaction, as appropriate, on any derivative instrument on a Valuation Date will be counted as a liability for purposes of determining the Preferred Shares Basic Maintenance Amount (e.g.,, a written call option that is in the money for the holder). Any derivative instrument with respect to which the Fund is owed payment on the Valuation Date that is not based upon an individual security or securities that are Moody's Eligible Assets will have a mutually agreed upon valuation by Moody's and the Fund for purposes of determining Moody's Eligible Assets. Any derivative instrument with respect to which the Fund is owed payment on the valuation date that is based upon an individual security or securities that are Moody's Eligible Assets (e.g., a purchased call option on a bond that is in the money) will be valued as follows for purposes of determining Moody's Eligible Assets:
(A) For such derivative instruments that are exchange traded, the value of the in-the-money amount of the payment obligation to the Fund will be reduced by applying the Moody's Discount Factor (as it would apply to the underlying security or securities) and then added to Moody's Eligible Assets; and (B) for such derivative instruments that are not exchange traded, the value of the in-the-money amount of the payment obligation to the Fund will be (1) reduced as described in (A) and (B) further reduced by applying to the remaining amount the Moody's Discount Factor determined by reference to the credit rating of the derivative counterparty with the remaining amount after these reductions then added to Moody's Eligible Assets.

    For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.

    A preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold, or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an Auction or otherwise.

    "Moody's Industry Classification" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the Preferred Shares):

     1. Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

     2. Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

     3. Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

     4. Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

     5. Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

     6. Chemicals, Plastics and Rubber: Chemicals (non-agricultural), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating Containers

     7. Containers, Packaging and Glass: Glass, Fiberglass, Containers made of:
        Glass, Metal, Paper, Plastic, Wood or Fiberglass

     8. Personal and Non-Durable Consumer Products (Manufacturing Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

     9. Diversified/Conglomerate Manufacturing

    10. Diversified/Conglomerate Service

    11. Diversified Natural Resources, Precious Metals and Minerals:
        Fabricating, Distribution

    12. Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

    13. Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communication Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

    14. Finance: Investment Brokerage, Leasing, Syndication, Securities

    15. Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

    16. Grocery: Grocery Stores, Convenience Food Stores

    17. Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

    18. Home and Office Furnishings, Housewares, and Durable Consumer Products:
        Carpets, Floor Coverings, Furniture, Cooking, Ranges

    19. Hotels, Motels, Inns and Gaming

    20. Insurance: Life, Property and Casualty, Broker, Agent, Surety

    21. Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

    22. Machinery (Non-Agricultural, Non-Construction, Non-Electronic):
        Industrial, Machine Tools, Steam Generators

    23. Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing

    24. Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling

    25. Personal, Food and Miscellaneous

    26. Printing, Publishing, and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment

    27. Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

    28. Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

    29. Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

    30. Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

    31. Personal Transportation: Air, Bus, Rail, Car Rental

    32. Utilities: Electric, Water, Hydro Power, Gas

    33. Broadcasting and Entertainment: Recording Industry, Motion Exhibition Theaters, Motion Picture Production and Distribution, Radio, T.V., Cable Broadcasting and Broadcasting Equipment

    34. Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies

    The Fund will use its discretion in determining which industry classification is applicable to a particular investment in consultation with the Independent Accountant and Moody's, to the extent the Fund considers necessary.

    "Municipal Obligations" means municipal obligations, including municipal bonds and short-term municipal obligations, the interest from which is exempt from federal income taxes.

    "Non-Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions."

    "Non-Payment Period" means any period commencing on and including the day on which the Fund shall fail to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted by paragraph 2(c)(i) of this Statement) within three Business Days after such Dividend Payment Date to the Holders as of 5:00 p.m., New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on shares of AMPS payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares payable (if declared) on such Dividend Payment Date or (B) on any redemption date for any shares of AMPS called for redemption, the Mandatory Redemption Price per share of such AMPS or, in the case of an optional redemption, the Optional Redemption Price per share, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or shall have otherwise been made available to Holders in same-day funds; provided that, a Non-Payment Period shall not end unless the Fund shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, all Existing Holders (at their addresses appearing in the Share Books) and the Securities Depository. Notwithstanding the foregoing, the failure by the Fund to deposit funds as provided for by clauses (ii)(A) or (ii)(B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated by paragraph 2(c)(i) of this Statement, shall not constitute a "Non-Payment Period."

    "Non-Payment Period Rate" means, initially, 300% of the applicable Reference Rate, provided that the Board of Trustees of the Fund shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Trustees of the Fund determines and Moody's or Fitch (and any Substitute Rating Agency in lieu of Moody's or Fitch, as applicable in the event such party shall not rate the AMPS) advise the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then current ratings on the AMPS.

    "Normal Dividend Payment Date" has the meaning set forth in paragraph 2(b)(i) of this Statement.

    "Notice of Redemption" means any notice with respect to the redemption of shares of AMPS pursuant to paragraph 4 of this Statement.

    "Notice of Revocation" has the meaning set forth in paragraph 2(c)(iii) of this Statement.

    "Notice of Special Rate Period" has the meaning set forth in paragraph 2(c)(iii) of this Statement.

    "Optional Redemption Price" means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium attributable to the designation of a Premium Call Period.

    "Other AMPS" means the auction rate Preferred Shares of the Fund, other than the AMPS.

    "Outstanding" means, as of any date (i) with respect to AMPS, shares of AMPS therefor issued by the Fund except, without duplication, (A) any shares of AMPS theretofore canceled or delivered to the Auction Agent for cancellation, or redeemed by the Fund, or as to which a Notice of Redemption shall have been given and Deposit Securities shall have been deposited in trust or segregated by the Fund pursuant to paragraph 4(c) and (B) any shares of AMPS as to which the Fund or any Affiliate thereof shall be a Beneficial Owner, provided that shares of AMPS held by an Affiliate shall be deemed outstanding for purposes of calculating the Preferred Shares Basic Maintenance Amount and (ii) with respect to shares of other Preferred Shares, has the equivalent meaning.

    "Parity Shares" means the AMPS and each other Outstanding series of Preferred Shares the holders of which, together with the holders of the AMPS, shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to the full respective preferential amounts to which they are entitled, without preference or priority one over the other.

    "Performing" means that no default as to the payment of principal or interest has occurred and is continuing.

    "Person" means and includes an individual, a partnership, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

    "Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of shares of AMPS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional shares of AMPS.

    "Potential Holder" means any Broker-Dealer or any such other Person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring shares of AMPS (or, in the case of an Existing Holder, additional shares of AMPS).

    "Preferred Shares" means the preferred shares of beneficial interest, par value $.01 per share, of the Fund, and includes AMPS and Other AMPS.

    "Preferred Shares Basic Maintenance Amount," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of Outstanding shares of each Series of AMPS on such date by the Liquidation Preference (and redemption premium, if any) per share of such Series; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for each Series of AMPS Outstanding that follows such Valuation Date; (C) the aggregate amount of dividends that would accumulate on Outstanding Preferred Shares from such first Dividend Payment Dates therefor referenced in (B) of this paragraph through the 45th day after such Valuation Date at the respective Applicable Rates referenced in (B) of this paragraph; (D) the amount of anticipated non-interest expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the current outstanding balances of any indebtedness or obligations of the Fund senior in right of payment to the Preferred Shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (F) any other current liabilities payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to the Preferred Shares for which a Notice of Redemption has been sent, as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any liabilities incurred for the purpose of clearing securities transactions) less (ii) the sum of any cash plus the value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of
(i)(A) through (i)(F) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated P2 by Moody's and A2 by Fitch, it will be valued at its face value).

    "Preferred Shares Basic Maintenance Amount Test" means a test which is met if: (a) the aggregate Discounted Values of the Moody's Eligible Assets meets or exceeds 1.0 times the Preferred Shares Basic Maintenance Amount and (b) the aggregate Discounted Values of the Fitch Eligible Assets meets or exceeds 1.0 times the Preferred Shares Basic Maintenance Amount.

    "Preferred Shares Basic Maintenance Cure Date," with respect to the failure by the Fund to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph 7(a) of this Statement) as of a given Valuation Date, means the 7th Business Day following such Valuation Date.

    "Preferred Shares Basic Maintenance Report" means a report signed by any of the President, Treasurer, any Senior Vice President or any Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

    "Premium Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions."

    "Pricing Service" means any pricing service designated by the Board of Trustees of the Fund provided the Fund obtains written assurance from Moody's and Fitch that such designation will not impair the rating then assigned by Moody's and Fitch, as applicable, to the AMPS.

    "Rate Period" means the Initial Rate Period, any 7-Day Rate Period, any 28-Day Rate Period and any Special Rate Period.

    "Rating Agency" means a nationally recognized statistical rating organization.

    "Receivables for Municipal Obligations Sold" shall mean for purposes of calculation of Fitch Eligible Assets and Moody's Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from the Rating Agency or (y) with counterparties having the Rating Agency's long-term debt rating of at least Baa3; and (ii) the Rating Agency's Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of the conditions specified in (i) above.

    "Reference Banks" means four major banks in the London interbank market selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates or successors or such other party as the Fund may from time to time appoint.

    "Reference Rate" means (i) with respect to a Rate Period having 364 or fewer days, the LIBOR Rate and (ii) with respect to a Rate Period having 365 or more days, the applicable Treasury Index Rate.

    "REITs" means real estate investment trusts.

    "Request for Special Rate Period" has the meaning set forth in paragraph 2(c)(iii) of this Statement.

    "Response" has the meaning set forth in paragraph 2(c)(iii) of this Statement.

    "Rule 144A Securities" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's Investment Adviser or Investment Sub-Adviser acting pursuant to procedures approved by the Board of Trustees of the Fund.

    "S&P" means Standard & Poor's Corporation, a New York Corporation, and its successors.

    "Securities Act" means the Securities Act of 1933, as amended.

    "Securities Depository" means The Depository Trust Company or any successor company or other entities elected by the Fund as securities depository for the shares of AMPS that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of AMPS.

    "Series" means a series of Preferred Shares of the Fund including Series M7 AMPS and Series T28 AMPS.

    "Series M7 AMPS" means the Auction Market Preferred Shares, Series M7.

    "Series T28 AMPS" means the Auction Market Preferred Shares, Series T28.

    "Service" means the United States Internal Revenue Service.

    "Share Books" means the books maintained by the Auction Agent setting forth at all times a current list, as determined by the Auction Agent, of Existing Holders of the AMPS.

    "Share Register" means the register of Holders maintained on behalf of the Fund by the Auction Agent in its capacity as transfer agent and registrar for the AMPS.

    "Short Term Rate Period" means a Special Rate Period consisting of a specified number of days (other than seven in the case of Series M7 AMPS and other than twenty-eight in the case of Series T28 AMPS), evenly divisible by seven and not fewer than seven nor more than 364.

    "Short Term Money Market Instruments" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days (or 270 days for instruments rated at least Aaa for purposes of determining Moody's Eligible Assets):

    (i) commercial paper rated either F-1 by Fitch or A-1 by S&P if such commercial paper matures in 30 days or P-1 by Moody's and either F-1+ by Fitch or A-1+ by S&P if such commercial paper matures in over 30 days;

    (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of, (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

    (iii) overnight funds;

    (iv) U.S. Government Securities; and

    (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company that have (1) credit ratings on each Valuation Date of at least P-1 from Moody's and either F-1+ from Fitch or A-1+ from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least Aa3 from Moody's and either AA from Fitch or AA- from S&P, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Fund, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's, Fitch and S&P shall be at least A2, A-2 and A, respectively; and provided further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or trust company are not rated on any Valuation Date below P-1 by Moody's, F-1+ by Fitch or A-1+ by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Fund); and provided further, that the interest receivable by the Fund shall not be subject to any withholding or similar taxes.

    "Special Rate Period" means a Rate Period consisting of (i) a specified number of days (other than seven in the case of Series M7 AMPS and twenty-eight in the case of Series T28 AMPS), evenly divisible by seven and not fewer than seven nor more than 364 or (ii) a specified period of one whole year or more but not greater than five years (in each case subject to adjustment as provided in paragraph 2(b)(i)).

    "Specific Redemption Provisions" means, with respect to a Special Rate Period either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Trustees of the Fund, after consultation with the Broker-Dealers and after notice to the Auction Agent, during which the shares of AMPS subject to such Rate Period shall not be subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees of the Fund, after consultation with the Broker-Dealers and after notice to the Auction Agent, during each year of which the shares of AMPS subject to such Rate Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Trustees of the Fund after consultation with the Broker-Dealers and after notice to the Auction Agent.

    "Statement" means the Statement of Preferences of Auction Market Preferred Shares of the Fund creating the AMPS and as may otherwise be amended from time-to-time.

    "Subsequent Rate Period," with respect to AMPS, has the meaning set forth in paragraph 2(c)(i) of this Statement and, with respect to Other AMPS, has the equivalent meaning.

    "Substitute Rating Agency" and "Substitute Rating Agencies" mean a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations, respectively, selected by the Investment Adviser and the Investment Sub-Adviser or their affiliates and successors, after consultation with the Fund and the Broker-Dealers, to act as the substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the shares of AMPS.

    "Swap" means a derivative transaction between two parties who contractually agree to exchange the returns (or differentials in rates of return) to be exchanged or "swapped" between the parties, which returns are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index.

    (i) "Interest Rate Swap" means an arrangement whereby two parties (called counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon periodic interest rate multiplied by some predetermined dollar principal, called the notional principal amount. No principal (no notional amount) is exchanged between parties to the transaction; only interest is exchanged.

    (ii) "Total Return Swap" means an agreement between counterparties in which one party agrees to make payments of the total return from the underlying asset(s) which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

    (iii) "Interest Rate Cap" means an options contract which puts an upper limit on a floating exchange rate. The contract protects the holder from rises in short-term interest rates by making a payment to the holder when an underlying interest rate (the index or reference interest rate) exceed a specified strike rate (the cap rate).

    "Treasury Bonds" means United States Treasury Bills, Bonds or Notes.

    "Treasury Index Rate" means the average yield to maturity for actively traded marketable fixed interest rate U.S. Government Securities having the same number of 30-day periods to maturity as the length of the applicable Rate Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all dividend Rate periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System; provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government Securities selected by the Fund.

    "U.S. Government Securities" means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than Treasury bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

    "Valuation Date" means, for purposes of determining whether the Fund is maintaining the Preferred Shares Basic Maintenance Amount, each Business Day commencing with the Date of Original Issue.

    "Variation Margin" means, in connection with an outstanding futures contract owned or sold by the Fund, the amount of cash or securities paid to or received from a broker (subsequent to the Initial Margin payment) from time to time as the price of such futures contract fluctuates.

    (b) The Board, subject to compliance with applicable law, without the vote or consent of any holder of Preferred Shares, including shares of each Series, or any other shareholder of the Fund, may from time to time amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Fund (including without limitation any provision providing for notifying holders of Preferred Shares of the inclusion of certain taxable income and provisions regarding additional dividends to offset inclusion of certain taxable income) or confirm the applicability of covenants and other obligations set forth herein, all in connection with obtaining or maintaining the rating of any Rating Agency with respect to each series of AMPS, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Preferred Shares or the Holders thereof, provided that the Board of Trustees receives written confirmation from each relevant Rating Agency (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency's rating of any series of AMPS) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

    In addition, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Applicable Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Applicable Rate shown therein without the vote or consent of the holders of Preferred Shares, including shares of each series of AMPS, or any other shareholder of the Fund, and without receiving any confirmation from any Rating Agency, after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would meet the Preferred Shares Basic Maintenance Amount test.

    Subject to the provisions of this Statement, the Board of Trustees may, by resolution duly adopted without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend this Statement to (1) reflect any amendments hereto which the Board is entitled to adopt pursuant to the terms of this section of the Statement without shareholder approval or (2) add additional shares of each series of AMPS (and terms relating thereto). All such additional shares shall be governed by the terms of this Statement. To the extent permitted by applicable law, the Board of Trustees may interpret, amend or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any patent defect.

    (c) The Fund agrees to notify Moody's and Fitch with no less than thirty
(30) days' notification of: (i) any material changes to the Fund's organizational documents and material contracts, as determined by the Fund's officers, in their sole discretion, or (ii) any redemptions of AMPS by the Fund.

    2. DIVIDENDS. (a) The Holders of a particular series of AMPS shall be entitled to receive, when, as and if declared by the Board of Trustees of the Fund, out of funds legally available therefor, cumulative dividends each consisting of cash at the Applicable Rate, and no more, payable on the respective dates set forth below. Dividends on the shares of each series of AMPS so declared and payable shall be paid in preference to and in priority over any dividends declared and payable on the Common Shares.

    (b) (i) Cash dividends on shares of each series of AMPS shall accumulate from the Date of Original Issue and shall be payable, when, as and if declared by the Board of Trustees, out of funds legally available therefor, commencing on the Initial Dividend Payment Date. Following the Initial Dividend Payment Date for a series of AMPS, dividends on that series of AMPS will be payable, at the option of the Fund, either (i) with respect to any 7-Day Rate Period or any 28-Day Rate Period and any Special Rate Period of 28 or fewer days, on the day next succeeding the last day thereof, or (ii) with respect to any Special Rate Period of more than 28 days and with respect to any Long Term Rate Period, monthly on the first Business Day of each calendar month during such Rate Period and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being herein referred to as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, then the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exception discussed above, the next succeeding Dividend Payment Date, subject to such exception, will occur on the next following originally scheduled date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Trustees shall fix the Dividend Payment Date. The Board of Trustees by resolution prior to authorization of a dividend by the Board of Trustees may change a Dividend Payment Date if such change does not adversely affect the contract rights of the Holders of shares of AMPS set forth in the Declaration of Trust or the Statement. The Initial Rate Period, 7-Day Rate Periods, 28-Day Rate Periods and Special Rate Periods with respect to a series of AMPS are hereinafter sometimes referred to as Rate Periods. Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."

    If, however, a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communication services, or the dividend payable on such date can not be paid for any such reason, then:

    - the Dividend Payment Date for the affected Rate Period will be the next Business Day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

    - the affected Rate Period will end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

    - the next Rate Period will begin and end on the days on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

    (ii) Each dividend shall be paid to the Holders as they appear in the Stock Register as of 5:00 p.m., New York City time, on the Business Day preceding the Dividend Payment Date. Dividends in arrears for any past Rate Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as they appear on the Stock Register on a date, not exceeding 15 days prior to the payment date therefor, as may be fixed by the Board of Trustees of the Fund.

    (c) (i) During the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date for each series of AMPS (the "Initial Rate Period"), the Applicable Rate shall be the Initial Dividend Rate. Commencing on the Initial Dividend Payment Date for each series of AMPS, the Applicable Rate for each subsequent rate period (hereinafter referred to as a "Subsequent Rate Period"), which Subsequent Rate Period shall commence on and include a Dividend Payment Date and shall end on and include the calendar day prior to the next Dividend Payment Date (or last Dividend Payment Date in a Rate Period if there is more than one Dividend Payment Date), shall be equal to the rate per annum that results from implementation of the Auction Procedures.

    The Applicable Rate for each Rate Period commencing during a Non-Payment Period shall be equal to the Non-Payment Period Rate; and each Rate Period, commencing after the first day of, and during, a Non-Payment Period shall be a 7-Day Rate Period in the case of Series M7 AMPS and a 28-Day Rate Period in the case of Series T28 AMPS. Except in the case of the willful failure of the Fund to pay a dividend on a Dividend Payment Date or to redeem any shares of AMPS on the date set for such redemption, any amount of any dividend due on any Dividend Payment Date (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Fund has declared such dividend payable on such Dividend Payment Date to the Holders of such shares of AMPS as of 5:00 p.m., New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to any shares of AMPS not paid to such Holders when due may be paid to such Holders in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that, such amount of dividend due on such Dividend Payment Date or redemption price is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. In the case of a willful failure of the Fund to pay a dividend on a Dividend Payment Date or to redeem any shares of AMPS on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Rate Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time shall be considered equivalent to payment to such person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day.

    (ii) The amount of cash dividends per share of any series of AMPS payable (if declared) on each Dividend Payment Date shall be computed by multiplying the Applicable Rate for such Rate Period by a fraction, the numerator of which will be such number of days in such part of such Rate Period that such share was Outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

    (iii) The Fund may, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Rate Period") to each Broker-Dealer, request that the next succeeding Rate Period for a series of AMPS be a number of days (other than seven in the case of Series M7 or twenty-eight in the case of Series T28), evenly divisible by seven and not fewer than seven nor more than 364 in the case of a Short Term Rate Period or one whole year or more but not greater than five years in the case of a Long Term Rate Period, specified in such notice, provided that the Fund may not give a Request for Special Rate Period of greater than 28 days (and any such request shall be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids shall have existed in the last occurring Auction and unless full cumulative dividends and any amounts due with respect to redemption's have been paid in full. Such Request for Special Rate Period, in the case of a Short Term Rate Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for a series of AMPS and, in the case of a Long Term Rate Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for a series of AMPS. Upon receiving such Request for Special Rate Period, Merrill Lynch, Pierce, Fenner & Smith Incorporated shall determine whether it is advisable that the Fund issue a Notice of Special Rate Period for the series of AMPS as contemplated by such Request for Special Rate Period and shall determine the Optional Redemption Price of the AMPS during such Special Rate Period and the Specific Redemption Provisions and shall give the Fund and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. If Merrill Lynch, Pierce, Fenner & Smith Incorporated shall not give the Fund and the Auction Agent a Response by such second Business Day or if the Response states that it is not advisable that the Fund give a Notice of Special Rate Period for the series of AMPS, the Fund may not give a Notice of Special Rate Period in respect of such Request for Special Rate Period. In the event the Response indicates that it is advisable that the Fund give a Notice of Special Rate Period for the series of AMPS, the Fund may by no later than the second Business Day prior to such Auction Date give a notice (a "Notice of Special Rate Period") to the Auction Agent, the Securities Depository and each Broker-Dealer which notice will specify (i) the duration of the Special Rate Period, (ii) the Optional Redemption Price as specified in the related Response and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Fund also shall provide a copy of such Notice of Special Rate Period to Moody's and Fitch. The Fund shall not give a Notice of Special Rate Period and, if the Fund has given a Notice of Special Rate Period, the Fund is required to give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act AMPS Asset Coverage is not satisfied or the Fund shall fail to maintain Fitch Eligible Assets or Moody's Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Rate Period (using as a pro forma dividend rate with respect to such Special Rate Period the dividend rate which the Broker-Dealers shall advise the Fund is an approximately equal rate for securities similar to the AMPS with an equal rate period), (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date or (z) Merrill Lynch, Pierce, Fenner & Smith Incorporated advises the Fund that they have concluded that it is advisable to give a Notice of

Revocation. The Fund also shall provide a copy of such Notice of Revocation to Fitch and Moody's. The Fund also must have received confirmation from Moody's and Fitch and any Substitute Rating Agency that the proposed Special Rate Period will not adversely affect such agency's then current rating on the AMPS, and the lead Broker-Dealer designated by the Fund, currently Merrill Lynch, Pierce, Fenner & Smith Incorporated, must not have objected to declaration of a Special Rate Period. If the Fund is prohibited from giving a Notice of Special Rate Period as a result of any of the factors enumerated in clause (x), (y) or (z) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Rate Period for any series of AMPS, the next succeeding Rate Period will be a 7-Day Rate Period in the case of Series M7 or a 28-Day Rate Period in the case of Series T28. In addition, in the event Sufficient Clearing Bids are not made in any Auction, including an Auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period, or an Auction is not held for any reason, such next succeeding Rate Period will be a 7-Day Rate Period in the case of Series M7 or a 28-Day Rate Period in the case of Series T28 and the Fund may not again give a Notice of Special Rate Period for the AMPS (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 7-Day Rate Period in the case of Series M7 or a 28-Day Rate Period in the case of Series T28.

    (d) (i) Holders shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends and applicable late charges, as herein provided, on the shares of AMPS. Except for the late charge payable pursuant to paragraph 2(c)(i) hereof, no interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment on the shares of AMPS that may be in arrears.

    (ii) For so long as any share of AMPS is Outstanding, the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the shares of AMPS as to dividends or upon liquidation) in respect of the Common Shares or any other shares of beneficial interest of the Fund ranking junior to or on a parity with the shares of AMPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of the Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the shares of AMPS as to dividends and upon liquidation) or any other such Parity Shares (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with the shares of AMPS as to dividends and upon liquidation), unless (A) immediately after such transaction, the Fund shall have Fitch Eligible Assets and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount and the Fund shall maintain the 1940 Act AMPS Asset Coverage,
(B) full cumulative dividends on shares of AMPS and shares of Other AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, and (C) the Fund has redeemed the full number of shares of AMPS required to be redeemed by any provision for mandatory redemption contained herein

    (e) No fractional shares of AMPS shall be issued.

    3. LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the Holders shall be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any Common Shares or any other shares of beneficial interest ranking junior in right of payment upon liquidation to the AMPS, the sum of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) thereon to the date of distribution, and after such payment the Holders will be entitled to no other payments. If upon any liquidation, dissolution or winding up of the Fund, the amounts payable with respect to the AMPS and any other Outstanding class or series of Preferred Shares of the Fund ranking on a parity with the AMPS as to payment upon liquidation are not paid in full, the Holders and the holders of such other class or series will share ratably in any such distribution of assets in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the Holders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation, merger or statutory share exchange of the Fund with or into any other fund or entity or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.

    4. REDEMPTION. (a) Shares of AMPS shall be redeemable by the Fund as provided below:

    (i) To the extent permitted under the 1940 Act and Delaware law, upon giving a Notice of Redemption, the Fund at its option may redeem shares of any series of AMPS, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share, on any Dividend Payment Date; provided that no share of AMPS may be redeemed at the option of the Fund during (A) the Initial Rate Period with respect to a series of shares or (B) a Non-Call Period to which such share is subject. The Fund may not give a Notice of Redemption relating to an optional redemption as described in this paragraph 4(a)(i) unless, at the time of giving such Notice of Redemption, the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount due to Holders by reason of the redemption of their shares of AMPS on such redemption date, and the Discounted Value of Fitch Eligible Assets and Moody's Eligible Assets at least equals the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date.

    (ii) The Fund shall redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, shares of AMPS to the extent permitted under the 1940 Act and Delaware law, on a date fixed by the Board of Trustees, if the Fund fails to maintain Fitch Eligible Assets and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount as provided in paragraph 7(a) or to satisfy the 1940 Act AMPS Asset Coverage as provided in paragraph 6 and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. The number of shares of AMPS to be redeemed shall be equal to the lesser of
(i) the minimum number of shares of AMPS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all shares of other Preferred Shares then Outstanding subject to redemption or retirement, would result in the Fund having Fitch Eligible Assets and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount or satisfaction of the 1940 Act AMPS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares of AMPS and shares of other Preferred Shares the redemption of which would have such result, all shares of AMPS and shares of other Preferred Shares then Outstanding shall be redeemed), and (ii) the maximum number of shares of AMPS, together with all shares of other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor on such redemption date. In determining the number of shares of AMPS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed which would result in the Fund having Fitch Eligible Assets and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount or satisfaction of the 1940 Act AMPS Asset Coverage, as the case may be, pro rata among shares of AMPS of all series, Other AMPS and other Preferred Shares subject to redemption pursuant to provisions similar to those contained in this paragraph 4(a)(ii); provided that, shares of AMPS which may not be redeemed at the option of the Fund due to the designation of a Non-Call Period applicable to such shares
(A) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and
(B) will be selected for redemption in an ascending order of outstanding number of days in the Non-

Call Period (with shares with the lowest number of days to be redeemed first) and by lot in the event of shares having an equal number of days in such Non-Call Period. The Fund shall effect such redemption on a Business Day which is not later than 35 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of shares of AMPS and shares of other Preferred Shares which are subject to mandatory redemption or the Fund otherwise is unable to effect such redemption on or prior to 35 days after such Cure Date, the Fund shall redeem those shares of AMPS which it is unable to redeem on the earliest practicable date on which it is able to effect such redemption out of funds legally available therefor.

    (b) Notwithstanding any other provision of this paragraph 4, no shares of AMPS may be redeemed pursuant to paragraph 4(a)(i) of this Statement (i) unless all dividends in arrears on all remaining Outstanding shares of Parity Shares shall have been or are being contemporaneously paid or declared and set apart for payment and (ii) if redemption thereof would result in the Fund's failure to maintain Fitch Eligible Assets and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount. In the event that less than all the Outstanding shares of a series of AMPS are to be redeemed and there is more than one Holder, the shares of that series of AMPS to be redeemed shall be selected by lot or such other method as the Fund shall deem fair and equitable.

    (c) Whenever shares of AMPS are to be redeemed, the Fund, not less than 17 nor more than 30 days prior to the date fixed for redemption, shall mail a notice ("Notice of Redemption") by first-class mail, postage prepaid, to each Holder of shares of AMPS to be redeemed and to the Auction Agent. The Fund shall cause the Notice of Redemption to also be published in the eastern and national editions of The Wall Street Journal. The Notice of Redemption shall set forth
(i) the redemption date, (ii) the amount of the redemption price, (iii) the aggregate number of shares of AMPS of such series to be redeemed, (iv) the place or places where shares of AMPS of such Series are to be surrendered for payment of the redemption price, (v) a statement that dividends on the shares to be redeemed shall cease to accumulate on such redemption date and (vi) the provision of this Statement pursuant to which such shares are being redeemed. No defect in the Notice of Redemption or in the mailing or publication thereof shall affect the validity of the redemption proceedings, except as required by applicable law.

    If the Notice of Redemption shall have been given as aforesaid and, concurrently or thereafter, the Fund shall have deposited in trust with the Auction Agent, or segregated in an account at the Fund's custodian bank for the benefit of the Auction Agent, Deposit Securities (with a right of substitution) having an aggregate Discounted Value (utilizing in the case of Fitch the Fitch Exposure Period of 41 Business Days and in the case of Moody's the Moody's Exposure Period of 49 days) equal to the redemption payment for the shares of AMPS as to which such Notice of Redemption has been given with irrevocable instructions and authority to pay the redemption price to the Holders of such shares, then upon the date of such deposit or, if no such deposit is made, then upon such date fixed for redemption (unless the Fund shall default in making the redemption payment), all rights of the Holders of such shares as shareholders of the Fund by reason of the ownership of such shares will cease and terminate (except their right to receive the redemption price in respect thereof but without interest), and such shares shall no longer be deemed Outstanding. The Fund shall be entitled to receive, from time to time, from the Auction Agent the interest, if any, on such Deposit Securities deposited with it and the Holders of any shares so redeemed shall have no claim to any of such interest. In case the Holder of any shares so called for redemption shall not claim the redemption payment for his shares within one year after the date of redemption, the Auction Agent shall, upon demand, pay over to the Fund such amount remaining on deposit and the Auction Agent shall thereupon be relieved of all responsibility to the Holder of such shares called for redemption and such Holder thereafter shall look only to the Fund for the redemption payment.

    5. VOTING RIGHTS. (a) General. Except as otherwise provided in the Declaration of Trust or Statement, each Holder of shares of AMPS shall be entitled to one vote for each share held on each matter submitted to a vote of shareholders of the Fund, and the holders of Outstanding shares of Preferred Shares, including AMPS, and of shares of Common Shares shall vote together as a single class; provided that, at any meeting of the shareholders of the Fund held for the election of trustees, the holders of Outstanding shares of Preferred Shares, including AMPS, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital stock of the Fund, to elect two trustees of the Fund. Subject to paragraph 5(b) hereof, the holders of Outstanding shares of capital stock of the Fund, including the holders of Outstanding shares of Preferred Shares, including AMPS, voting as a single class, shall elect the balance of the trustees.

    (b) Right to Elect Majority of Board of Trustees. During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Preferred Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of shares of Preferred Shares shall be entitled, voting separately as one class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

    (i) if at any time accumulated dividends (whether or not earned or declared, and whether or not funds are then legally available in an amount sufficient therefor) on the Outstanding shares of AMPS equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

    (ii) if at any time holders of any other shares of Preferred Shares are entitled to elect a majority of the trustees of the Fund under the 1940 Act. Upon the termination of a Voting Period, the voting rights described in this paragraph 5(b) shall cease, subject always, however, to the reverting of such voting rights in the Holders upon the further occurrence of any of the events described in this paragraph 5(b)

    (c) Right to Vote with Respect to Certain Other Matters. So long as any shares of AMPS are Outstanding, the Fund shall not, without the affirmative vote of the Holders of at least a majority of the shares of Preferred Shares Outstanding at the time, voting separately as one class, approve any conversion of the Fund from a closed-end to an open-end investment company and
(i) authorize, create or issue any class or series of shares of beneficial interest ranking prior to the AMPS or any other series of Preferred Shares with respect to payment of dividends or the distribution of assets on liquidation, or
(ii) amend, alter or repeal the provisions of the Declaration of Trust, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Declaration of Trust of holders of shares of AMPS or any other Preferred Shares. To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS are Outstanding, the Fund shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Declaration of Trust of a Holder of shares of a series of AMPS differently than those of a Holder of shares of any other series of AMPS without the affirmative vote of the holders of at least a majority of the shares of AMPS of each Series adversely affected and Outstanding at such time (each such adversely affected series voting separately as a class). The Fund shall notify Fitch and Moody's ten (10) Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Declaration of Trust, the affirmative vote of the holders of a majority of the Outstanding shares of Preferred Shares, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under

Section 13(a) of the 1940 Act. The class vote of holders of shares of Preferred Shares, including AMPS, described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Shares and shares of Preferred Shares, including AMPS, voting together as a single class necessary to authorize the action in question.

    (d) Voting Procedures.

    (i) Subject to compliance with applicable law, as soon as practicable after the accrual of any right of the holders of shares of Preferred Shares to elect additional trustees as described in paragraph 5(b) above, the Fund shall call a special meeting of such holders and instruct the Auction Agent to mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Fund does not call such a special meeting, it may be called by any such holder on like notice. Subject to compliance with applicable law, the record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting held during a Voting Period, such Holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), shall be entitled to elect the number of directors prescribed in paragraph 5(b) above.

    (ii) For purposes of determining any rights of the Holders to vote on any matter or the number of shares required to constitute a quorum, whether such right is created by this Statement, by the other provisions of the Declaration of Trust, by statute or otherwise, a share of AMPS which is not Outstanding shall not be counted.

    (iii) The terms of office of all persons who are trustees of the Fund at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

    (iv) Simultaneously with the expiration of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to paragraph 5(b) above shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to paragraph 5(b) above shall cease, subject to the provisions of the last sentence of paragraph 5(b).

    (e) Exclusive Remedy. Unless otherwise required by law, the Holders of shares of AMPS shall not have any rights or preferences other than those specifically set forth herein. The Holders of shares of AMPS shall have no preemptive rights or rights to cumulative voting. In the event that the Fund fails to pay any dividends on the shares of AMPS, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this paragraph 5.

    (f) Notification to Fitch and Moody's. In the event a vote of Holders of AMPS is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Fitch and Moody's that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and, not later than ten Business Days after the date on which such vote is taken, notify Fitch and Moody's of the result of such vote.

    6. 1940 ACT AMPS ASSET COVERAGE. The Fund shall maintain, as of the last Business Day of each month in which any share of AMPS is Outstanding, the 1940 Act AMPS Asset Coverage.

    7. PREFERRED SHARES BASIC MAINTENANCE AMOUNT. The following references in this paragraph 7 to Fitch Eligible Assets and/or Moody's Eligible Assets, as the case may be, are only applicable if Fitch and/or Moody's, as the case may be, is rating the AMPS. (a) The Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date Fitch Eligible Assets and Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount Test. Upon any failure to maintain the required Discounted Value, the Fund will use its best efforts to alter the composition of its portfolio to retain a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount Test on or prior to the Preferred Shares Basic Maintenance Cure Date.

    (b) On or before 5:00 p.m., New York City time, on the third Business Day after a Valuation Date on which the Fund fails to satisfy the Preferred Shares Basic Maintenance Amount Test, the Fund shall complete and deliver to Moody's and Fitch, a complete Preferred Shares Basic Maintenance Report as of the date of such failure. The Fund will deliver a Preferred Shares Basic Maintenance Report to Moody's and Fitch, on or before 5:00 p.m., New York City time, on the third Business Day after a Valuation Date on which the Fund cures its failure to maintain Fitch Eligible Assets and Moody's, with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount Test or on which the Fund fails to maintain Fitch Eligible Assets and Moody's Eligible Assets, with an aggregate Discounted Value which exceeds the Preferred Shares Basic Maintenance Amount by 5% or more. The Fund will also deliver a Preferred Shares Basic Maintenance Report to Fitch, and Moody's as of each Monthly Valuation Date on or before the third Business Day after such date. Additionally, on or before 5:00 p.m., New York City time, on the third Business Day after the first day of a Special Rate Period, the Fund will deliver a Preferred Shares Basic Maintenance Report to Fitch, and Moody's. The Fund shall also provide Fitch and Moody's with a Preferred Shares Basic Maintenance Report when specifically requested by Fitch or Moody's, as applicable. A failure by the Fund to deliver a Preferred Shares Basic Maintenance Report under this paragraph 7(b) shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for Fitch Eligible Assets and Moody's Eligible Assets of the Fund is less than the Preferred Shares Basic Maintenance Amount Test, as of the relevant Valuation Date.

    (c) Within ten (10) Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph 7(b) above relating to a Valuation Date as of the last Business Day of the Fund's fiscal year, the Independent Accountant will confirm in writing to Moody's and Fitch (i) the mathematical accuracy of the calculations reflected in such Report, (ii) that, in such Report, the Fund correctly determined the assets of the Fund which constitute Fitch Eligible Assets and Moody's Eligible Assets at such Monthly Valuation Date in accordance with this Statement, (iii) that, in such Report, the Fund determined whether the Fund had, at such Valuation Date in accordance with this Statement, Fitch Eligible Assets and Moody's Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount Test, (iv) with respect to the Fitch ratings on debt securities, the issuer name, issue size and coupon rate listed in such Report, that the Independent Accountant has requested that Fitch verify such information and the Independent Accountant shall provide a listing in its letter of any differences, (v) with respect to the Moody's ratings on debt securities, the issuer name, issue size and coupon rate listed in such Report, that such information has been verified by Moody's (in the event such information is not verified by Moody's, the Independent Accountant will inquire of Moody's what such information is, and provide a listing in its letter of any differences),
(vi) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Fund's assets to the Fund for purposes of valuing securities in the Fund's portfolio, the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Fund and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) and (vii) with respect to such confirmation to Moody's, that the Fund has satisfied the requirements as defined under "Moody's

Hedging Transactions" of this Statement (such confirmation is herein called the "Accountant's Confirmation").

    (d) Within ten (10) Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph 7(b) above relating to any Valuation Date on which the Fund failed to maintain Fitch Eligible Assets and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure, the Independent Accountant will provide to Moody's and Fitch an Accountant's Confirmation as to such Preferred Shares Basic Maintenance Report.

    (e) If any Accountant's Confirmation delivered pursuant to subparagraphs (c) or (d) of this paragraph 7 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation as required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Fitch Eligible Assets and Moody's Eligible Assets of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to Moody's and Fitch promptly following receipt by the Fund of such Accountant's Confirmation.

    (f) On or before 5:00 p.m., New York City time, on the third Business Day after the Date of Original Issue of the shares of AMPS, the Fund will complete and deliver to Fitch and Moody's a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue. Within ten Business Days of such Date of Original Issue, the Independent Accountant will confirm in writing to Fitch and Moody's (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the aggregate Discounted Value of Fitch Eligible Assets or Moody's Eligible Assets, as applicable reflected thereon equals or exceeds the Preferred Shares Basic Maintenance Amount reflected thereon. Also, on or before 5:00 p.m., New York City time, on the first Business Day after shares of Common Shares are repurchased by the Fund, the Fund will complete and deliver to Fitch and Moody's a Preferred Shares Basic Maintenance Report as of the close of business on such date that Common Shares are repurchased.

    8. NOTICE. All notices or communications, unless otherwise specified in the Statement of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid. Notice shall be deemed given on the earlier of the date received or the date 7 days after which such notice is mailed.

    9. AUCTION PROCEDURES. (a) Certain definitions. As used in this paragraph 9, the following terms shall have the following meanings, unless the context otherwise requires:

    (i) "AMPS" means the shares of AMPS being auctioned pursuant to this paragraph 9.

    (ii) "Auction Date" means the first Business Day preceding the first day of a Rate Period.

    (iii) "Available AMPS" has the meaning specified in paragraph 9(d)(i) below.

    (iv) "Bid" has the meaning specified in paragraph 9(b)(i) below.

    (v) "Bidder" has the meaning specified in paragraph 9(b)(i) below.

    (vi) "Hold Order" has the meaning specified in paragraph 9(b)(i) below.

    (vii) "Maximum Applicable Rate" for shares of a series of AMPS on any Auction Date for shares of such series, shall mean for any Rate Period the greater of the Applicable Percentage of the Reference Rate or the Applicable Spread plus the Reference Rate. The Applicable Percentage and the Applicable Spread will be determined based on the credit rating assigned on such date to such shares by Fitch and Moody's (or if Fitch or Moody's shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency) as follows:

              CREDIT RATINGS
-------------------------------------------  APPLICABLE PERCENTAGE
       MOODY'S              S&P/FITCH          OF REFERENCE RATE     APPLICABLE SPREAD
---------------------  --------------------  ---------------------   -----------------
Aaa                    AAA                           125%                 125 bps
Aa3 to Aa1             AA- to AA+                    150%                 150 bps
A3 to A1               A- to A+                      200%                 200 bps
Baa3 to Baa1           BBB- to BBB+                  250%                 250 bps
Ba1 and lower          BB+ and lower                 300%                 300 bps

    The Fund shall take all reasonable action necessary to enable Fitch and Moody's to provide a rating for each series of AMPS. If Fitch or Moody's shall not make such a rating available, the Investment Adviser and the Investment Sub-Adviser or their affiliates and successors, after consultation with the Fund and the Broker-Dealers, shall select a nationally recognized statistical rating organization to act as a Substitute Rating Agency.

    (viii)"Order" has the meaning specified in paragraph 9(b)(i) below.

    (ix) "Sell Order" has the meaning specified in paragraph 9(b)(i) below.

    (x) "Submission Deadline" means 1:30 p.m., New York City time, on any Auction Date or such other time on any Auction Date as may be specified by the Auction Agent from time to time as the time by which each Broker-Dealer must submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date.

    (xi) "Submitted Bid" has the meaning specified in paragraph 9(d)(i) below.

    (xii) "Submitted Hold Order" has the meaning specified in paragraph 9(d)(i) below.

    (xiii)"Submitted Order" has the meaning specified in paragraph 9(d)(i) below.

    (xiv) "Submitted Sell Order" has the meaning specified in paragraph 9(d)(i) below.

    (xv) "Sufficient Clearing Bids" has the meaning specified in paragraph 9(d)(i) below.

    (xvi) "Winning Bid Rate" has the meaning specified in paragraph 9(d)(i) below.

    (b) Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders.

    (i) Unless otherwise permitted by the Fund, Beneficial Owners and Potential Beneficial Owners may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. A Broker-Dealer may also hold shares of AMPS in its own account as a Beneficial Owner. A Broker-Dealer may thus submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. On or prior to the Submission Deadline on each Auction Date:

        (A) each Beneficial Owner may submit to its Broker-Dealer information as to:

           (1) the number of Outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Rate Period;

           (2) the number of Outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next succeeding Rate Period shall not be less than the rate per annum specified by such Beneficial Owner; and/or

           (3) the number of Outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding Rate Period; and

        (B) each Broker-Dealer, using a list of Potential Beneficial Owners that shall be maintained in good faith for the purpose of conducting a competitive Auction, shall contact Potential Beneficial Owners, including Persons that are not Beneficial Owners, on such list to determine the number of Outstanding shares, if any, of AMPS which each such Potential Beneficial Owner offers to purchase, provided that the Applicable Rate for the next succeeding Rate Period shall not be less than the rate per annum specified by such Potential Beneficial Owner.

    For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or the communication by a Broker-Dealer acting for its own account to the Auction Agent, of information referred to in clause (A) or (B) of this paragraph 9(b)(i) is hereinafter referred to as an "Order" and each Beneficial Owner and each Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (A)(1) of this paragraph 9(b)(i) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause (A)(2) or (B) of this paragraph 9(b)(i) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (A)(3) of this paragraph 9(b)(i) is hereinafter referred to as a "Sell Order". Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented.

    (ii) (A) A Bid by an Existing Holder shall constitute an irrevocable offer to purchase:

           (1) the number of Outstanding shares of AMPS specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate per annum specified in such Bid; or (1) such number or a lesser number of Outstanding shares of AMPS to be determined as set forth in paragraph 9(e)(i)(D) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein; or

           (2) a lesser number of Outstanding shares of AMPS to be determined as set forth in paragraph 9(e)(ii)(C) if such specified rate per annum shall be higher than the Maximum Applicable Rate and Sufficient Clearing Bids do not exist.

        (B) A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

           (1) the number of Outstanding shares of AMPS specified in such Sell Order; or

           (2) such number or a lesser number of Outstanding shares of AMPS to be determined as set forth in paragraph 9(e)(ii)(C) if Sufficient Clearing Bids do not exist.

        (C) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

           (1) the number of Outstanding shares of AMPS specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate per annum specified in such Bid; or

           (2) such number or a lesser number of Outstanding shares of AMPS to be determined as set forth in paragraph 9(e)(i)(E) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein.

    (c) Submission of Orders by Broker-Dealers to Auction Agent

    (i) Each Broker-Dealer shall submit in writing or through the Auction Agent's Auction Processing System to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and specifying with respect to each Order:

        (A) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

        (B) the aggregate number of Outstanding shares of AMPS that are the subject of such Order;

        (C) to the extent that such Bidder is an Existing Holder:

           (1) the number of Outstanding shares, if any, of AMPS subject to any Hold Order placed by such Existing Holder;

           (2) the number of Outstanding shares, if any, of AMPS subject to any Bid placed by such Existing Holder and the rate per annum specified in such Bid; and

           (3) the number of Outstanding shares, if any, of AMPS subject to any Sell Order placed by such Existing Holder; and

        (D) to the extent such Bidder is a Potential Holder, the rate per annum specified in such Potential Holder's Bid.

    (ii) If any rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1%.

    (iii) If an Order or Orders covering all of the Outstanding shares of AMPS held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, either because a Broker-Dealer failed to contact such Existing Holder or otherwise, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Rate Period of 91 days or less) and a Sell Order (in the case of an Auction relating to a Special Rate Period of longer than 91 days) to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of AMPS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

    (iv) If one or more Orders on behalf of an Existing Holder covering in the aggregate more than the number of Outstanding shares of AMPS held by such Existing Holder are submitted to the Auction Agent, such Order shall be considered valid as follows and in the following order of priority:

        (A) any Hold Order submitted on behalf of such Existing Holder shall be considered valid up to and including the number of Outstanding shares of AMPS held by such Existing Holder; provided that if more than one Hold Order is submitted on behalf of such Existing Holder and the number of shares of AMPS subject to such Hold Orders exceeds the number of Outstanding shares of AMPS held by such Existing Holder, the number of shares of AMPS subject to each of such Hold Orders shall be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of Outstanding shares of AMPS held by such Existing Holder;

        (B) any Bids submitted on behalf of such Existing Holder shall be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted on behalf of such Existing Holder, up to and including the excess of the number of Outstanding shares of AMPS held by such Existing Holder over the number of shares of AMPS subject to any Hold Order referred to in paragraph 9(c)(iv)(A) above (and if more than one Bid submitted on behalf of such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of paragraph 9(c)(iv)(A) above and of the foregoing portion of this paragraph 9(c)(iv)(B) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids shall be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of shares); and the number of shares, if any, subject to Bids not valid under this paragraph 9(c)(iv)(B) shall be treated as the subject of a Bid by a Potential Holder; and

        (C) any Sell Order shall be considered valid up to and including the excess of the number of Outstanding shares of AMPS held by such Existing Holder over the number of shares of AMPS subject to Hold Orders referred to in paragraph 9(c)(iv)(A) and Bids referred to in paragraph 9(c)(iv)(B); provided that if more than one Sell Order is submitted on behalf of any Existing Holder and the number of shares of AMPS subject to such Sell Orders is greater than such excess, the number of shares of AMPS subject to each of such Sell Orders shall be reduced pro rata so that such Sell Orders, in the aggregate, cover exactly the number of shares of AMPS equal to such excess.

    (v) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate per annum and number of shares of AMPS therein specified.

    (vi) Any Order submitted by a Beneficial Owner as a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

    (d) Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

    (i) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and shall determine:

        (A) the excess of the total number of Outstanding shares of AMPS over the number of Outstanding shares of AMPS that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available AMPS");

        (B) from the Submitted Orders whether the number of Outstanding shares of AMPS that are the subject of Submitted Bids by Potential Holders specifying one or more rates per annum equal to or lower than the Maximum Applicable Rate exceeds or is equal to the sum of:

           (1) the number of Outstanding shares of AMPS that are the subject of Submitted Bids by Existing Holders specifying one or more rates per annum higher than the Maximum Applicable Rate, and

           (2) the number of Outstanding shares of AMPS that are subject to Submitted Sell Orders (if such excess or such equality exists (other than because the number of Outstanding shares of AMPS in clause (1) above and this clause (2) are each zero because all of the Outstanding shares of AMPS are the subject of Submitted Hold Orders), such Submitted Bids by Potential Holders being hereinafter referred to collectively as "Sufficient Clearing Bids"); and

        (C) if Sufficient Clearing Bids exist, the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") that if:

           (1) each Submitted Bid from Existing Holders specifying the Winning Bid Rate and all other Submitted Bids from Existing Holders specifying lower rates per annum were rejected, thus entitling such Existing Holders to continue to hold the shares of AMPS that are the subject of such Submitted Bids, and

           (2) each Submitted Bid from Potential Holders specifying the Winning Bid Rate and all other Submitted Bids from Potential Holders specifying lower rates per annum were accepted, thus entitling the Potential Holders to purchase the shares of AMPS that are the subject of such Submitted Bids, would result in the number of shares subject to all Submitted Bids specifying the Winning Bid Rate or a lower rate per annum being at least equal to the Available AMPS.

    (ii) Promptly after the Auction Agent has made the determinations pursuant to paragraph 9(d)(i), the Auction Agent shall advise the Fund of the Maximum Applicable Rate and, based on such determinations, the Applicable Rate for the next succeeding Rate Period as follows:

        (A) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Rate Period shall be equal to the Winning Bid Rate;

        (B) if Sufficient Clearing Bids do not exist (other than because all of the Outstanding shares of AMPS are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Rate Period shall be equal to the Maximum Applicable Rate; or

        (C) if all of the Outstanding shares of AMPS are the subject of Submitted Hold Orders, that the Rate Period next succeeding the Auction shall automatically be the same length as the immediately preceding Rate Period and the Applicable Rate for the next succeeding Rate Period shall be equal to 80% of the Reference Rate on the date of the Auction.

    (e) Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Based on the determinations made pursuant to paragraph 9(d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

    (i) If Sufficient Clearing Bids have been made, subject to the provisions of paragraph 9(e)(iii) and paragraph 9(e)(iv), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:

        (A) the Submitted Sell Orders of Existing Holders shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate per annum that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the Outstanding shares of AMPS that are the subject of such Submitted Sell Order or Submitted Bid;

        (B) the Submitted Bid of each of the Existing Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding shares of AMPS that are the subject of such Submitted Bid;

        (C) the Submitted Bid of each of the Potential Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be accepted;

        (D) the Submitted Bid of each of the Existing Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding shares of AMPS that are the subject of such Submitted Bid, unless the number of Outstanding shares of AMPS subject to all such Submitted Bids shall be greater than the number of Outstanding shares of AMPS ("Remaining Shares") equal to the excess of the Available AMPS over the number of Outstanding shares of AMPS subject to Submitted Bids described in paragraph 9(e)(i)(B) and paragraph 9(e)(i)(C), in which event the Submitted Bids of each such Existing Holder shall be accepted, and each such Existing Holder shall be required to sell Outstanding shares of AMPS, but only in an amount equal to the difference between (1) the number of Outstanding shares of AMPS then held by such Existing Holder subject to such Submitted Bid and (2) the number of shares of AMPS obtained by multiplying (x) the number of Remaining Shares by (y) a fraction the numerator of which shall be the number of Outstanding shares of AMPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the number of Outstanding shares of AMPS subject to such Submitted Bids made by all such Existing Holders that specified a rate per annum equal to the Winning Bid Rate; and

        (E) the Submitted Bid of each of the Potential Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of Outstanding shares of AMPS obtained by multiplying (x) the difference between the Available AMPS and the number of Outstanding shares of AMPS subject to Submitted Bids described in paragraph 9(e)(i)(B), paragraph 9(e)(i)(C) and paragraph 9(e)(i)(D) by
    (y) a fraction the numerator of which shall be the number of Outstanding shares of AMPS subject to such Submitted Bid and the denominator of which shall be the sum of the number of Outstanding shares of AMPS subject to such Submitted Bids made by all such Potential Holders that specified rates per annum equal to the Winning Bid Rate.

    (ii) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding shares of AMPS are subject to Submitted Hold Orders), subject to the provisions of paragraph 9(e)(iii), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

        (A) the Submitted Bid of each Existing Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be rejected, thus entitling such Existing Holder to continue to hold the Outstanding shares of AMPS that are the subject of such Submitted Bid;

        (B) the Submitted Bid of each Potential Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be accepted, thus requiring such Potential Holder to purchase the Outstanding shares of AMPS that are the subject of such Submitted Bid; and

        (C) the Submitted Bids of each Existing Holder specifying any rate per annum that is higher than the Maximum Applicable Rate shall be accepted and the Submitted Sell Orders of each Existing Holder shall be accepted, in both cases only in an amount equal to the difference between (1) the number of Outstanding shares of AMPS then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (2) the number of shares of AMPS obtained by multiplying (x) the difference between the Available AMPS and the aggregate number of Outstanding shares of AMPS subject to Submitted Bids described in paragraph 9(e)(ii)(A) and paragraph 9(e)(ii)(B) by (y) a fraction the numerator of which shall be the number of Outstanding shares of AMPS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the number of Outstanding shares of AMPS subject to all such Submitted Bids and Submitted Sell Orders.

    (iii) If, as a result of the procedures described in paragraph 9(e)(i) or paragraph 9(e)(ii), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of AMPS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the number of shares of AMPS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that each Outstanding share of AMPS purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be a whole share of AMPS.

    (iv) If, as a result of the procedures described in paragraph 9(e)(i), any Potential Holder would be entitled or required to purchase less than a whole share of AMPS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, allocate shares of AMPS for purchase among Potential Holders so that only whole shares of AMPS are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of AMPS on such Auction Date.

    (v) Based on the results of each Auction, the Auction Agent shall determine, with respect to each Broker-Dealer that submitted Bids or Sell Orders on behalf of Existing Holders or Potential Holders, the aggregate number of Outstanding shares of AMPS to be purchased and the aggregate number of the Outstanding shares of AMPS to be sold by such Potential Holders and Existing Holders and, to the extent that such aggregate number of Outstanding shares to be purchased and such aggregate number of Outstanding shares to be sold differ, the Auction Agent shall determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Outstanding shares of AMPS.

    (f) Miscellaneous. The Fund may interpret the provisions of this paragraph 9 to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not substantially adversely affect the rights of Beneficial Owners of AMPS. A Beneficial Owner or an Existing Holder (A) may sell, transfer or otherwise dispose of shares of AMPS only pursuant to a Bid or Sell Order in accordance with the procedures described in this paragraph 9 or to or through a Broker-Dealer, provided that in the case of all transfers other than pursuant to Auctions such Beneficial Owner or Existing Holder, its Broker-Dealer, if applicable, or its Agent Member advises the Auction Agent of such transfer and (B) except as otherwise required by law, shall have the ownership of the shares of AMPS held by it maintained in book entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Beneficial Owner's beneficial ownership. Neither the Fund nor any Affiliate shall submit an Order in any Auction (provided the Auction Agent shall have no duty to monitor such obligation). Any Beneficial Owner that is an Affiliate shall not sell, transfer or otherwise dispose of shares of AMPS to any Person other than the Fund (provided the Auction Agent shall have no duty to monitor such obligation). All of the Outstanding shares of AMPS of a series shall be represented by a single certificate registered in the name of the nominee of the Securities Depository unless otherwise required by law or unless there is no Securities Depository. If there is no Securities Depository, at the Fund's option and upon its receipt of such documents as it deems appropriate, any shares of AMPS may be registered in the Stock Register in the name of the Beneficial Owner thereof and such Beneficial Owner thereupon will be entitled to receive certificates therefor and required to deliver certificates therefor upon transfer or exchange thereof.

    10. SECURITIES DEPOSITORY; STOCK CERTIFICATES. (a) If there is a Securities Depository, one certificate for all of the shares of AMPS of each series shall be issued to the Securities Depository and registered in the name of the Securities Depository or its nominee. Additional certificates may be issued as necessary to represent shares of AMPS. All such certificates shall bear a legend to the effect that such certificates are issued subject to the provisions restricting the transfer of shares of AMPS contained in this Statement. Unless the Fund shall have elected, during a Non-Payment Period, to waive this requirement, the Fund will also issue stop-transfer instructions to the Auction Agent for the shares of AMPS. Except as provided in paragraph (b) below, the Securities Depository or its nominee will be the Holder, and no Beneficial Owner shall receive certificates representing its ownership interest in such shares.

    (b) If the Applicable Rate applicable to all shares of AMPS of a series shall be the Non-Payment Period Rate or there is no Securities Depository, the Fund may at its option issue one or more new certificates with respect to such shares (without the legend referred to in paragraph 10(a)) registered in the names of the Beneficial Owners or their nominees and rescind the stop-transfer instructions referred to in paragraph 10(a) with respect to such shares.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
TS&W/Claymore Tax-Advantaged Balanced Fund

    We have audited the accompanying statement of assets and liabilities of TS&W/Claymore Tax-Advantaged Balanced Fund (the "Fund") as of April 13, 2004, and the related statement of operations for the period from February 12, 2004 (date of organization) through April 13, 2004. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TS&W/Claymore Tax-Advantaged Balanced Fund at April 13, 2004, and the results of its operations for the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
------------------------
Chicago, Illinois
April 16, 2004

                   TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 APRIL 13, 2004

ASSETS:
  Cash......................................................  $  100,275
  Receivable from Advisor for Organization Costs............      25,000
  Deferred Offering Costs...................................   1,000,000
                                                              ----------
    Total Assets............................................   1,125,275
                                                              ----------

LIABILITIES:
  Accrued Organization and Offering Costs...................   1,025,000
                                                              ----------
    Total Liabilities.......................................   1,025,000
                                                              ----------
    NET ASSETS..............................................  $  100,275
                                                              ==========

COMPOSITION OF NET ASSETS:
  Capital shares, at par value of $0.01 per share...........  $       70
  Paid in Surplus...........................................     100,205
                                                              ----------
    NET ASSETS..............................................  $  100,275
                                                              ==========

COMMON SHARES:
  Net asset value per share ($100,275 / 7,000 shares of
    beneficial interest issued and outstanding).............  $   14.325
                                                              ==========
Public offering price per share.............................  $    15.00
                                                              ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

                   TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND

                            STATEMENT OF OPERATIONS

  PERIOD FROM FEBRUARY 12, 2004 (DATE OF ORGANIZATION) THROUGH APRIL 13, 2004

Investment Income...........................................  $      0
                                                              --------

Expenses:
  Organization costs........................................    25,000
                                                              --------
    Total Expenses..........................................    25,000
  Expense Reimbursement.....................................   (25,000)
                                                              --------
    Net Expenses............................................         0
                                                              --------
Net Investment Income.......................................  $      0
                                                              ========

                       SEE NOTES TO FINANCIAL STATEMENTS

                   TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND

                         NOTES TO FINANCIAL STATEMENTS

                                 APRIL 13, 2004

NOTE 1 -- ORGANIZATION:

    TS&W/Claymore Tax-Advantaged Balanced Fund (the "Fund") was organized as a Delaware statutory trust on February 12, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended. The Fund has not had any operations to date other than the sale of 7,000 common shares of beneficial interest for the amount of $100,275.

    The Fund currently offers common shares as its only class of shares. The Fund may elect to issue Preferred Shares as part of its leverage strategy. Preferred Shares will have seniority over the common shares.

    Under normal market conditions, the Fund will invest at least 50% but less than 60% of its managed assets in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and which is not a preference item for purposes of the alternative minimum tax (the "Municipal Securities Portfolio") and at least 40% but less than 50% of its managed assets in common stocks, preferred securities and other income securities (the "Equity and Income Securities Portfolio"). Managed assets represent the Fund's total assets, including any assets attributable to the proceeds from any financial leverage, minus liabilities, other than liabilities related to any financial leverage. The liquidation preference of issued preferred shares, if any, is not considered a liability for this purpose.

    Offering expenses are estimated to be $1,000,000 which will be borne by the Fund. Claymore Advisors, LLC (the "Advisor"), the Fund's investment advisor, has agreed to pay offering expenses (other than sales load, but including the reimbursement of expenses to the underwriters) in excess of $.03 per common share. Direct costs relating to the public offering of the Fund's shares will be charged to capital at the time of issuance of shares. The Advisor has also agreed to reimburse the Fund's organizational expenses, which are estimated to be $25,000.

NOTE 2 -- ACCOUNTING POLICIES:

    The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

NOTE 3 -- INVESTMENT ADVISORY AGREEMENT, INVESTMENT SUB-ADVISORY AGREEMENT AND OTHER AGREEMENTS:

    Pursuant to an Investment Advisory Agreement (the "Agreement") between the Advisor and the Fund, the Advisor is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. In addition to serving as investment adviser of the Fund, the Advisor will provide day-to-day portfolio management of the Fund's assets allocated to the Municipal Securities Portfolio. The Advisor will receive a fee, payable monthly, at an annual rate equal to .70% of the Fund's average daily managed assets.

                   TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND

                                 APRIL 13, 2004

NOTE 3 -- INVESTMENT ADVISORY AGREEMENT, INVESTMENT SUB-ADVISORY AGREEMENT AND OTHER AGREEMENTS: (CONTINUED)
    The Advisor has entered into an Investment Sub-Advisory agreement with Thompson, Siegel & Walmsley, Inc., the "Sub-Advisor", to act as the investment sub-adviser responsible for day-to-day portfolio management of the Fund's assets allocated to the Equity and Income Securities Portfolio. Under the terms of the investment sub-advisory agreement between the Advisor and the Sub-Advisor, the Advisor pays monthly to the Sub-Advisor a fee at the annual rate of .42% of the Fund's average daily Managed Assets attributable to the Equity and Income Securities Portfolio.

    The Bank of New York ("BNY") acts as the Fund's custodian, administrator and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As administrator, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

NOTE 4 -- FEDERAL INCOME TAXES:

    The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

                   TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND

                            PORTFOLIO OF INVESTMENTS

                            MAY 24, 2004 (UNAUDITED)

      PRINCIPAL
       AMOUNT                                                                             VALUE
---------------------                                                                 --------------
                        LONG TERM MUNICIPAL BONDS -- 57.7%
                        ARIZONA -- 3.5%
     $ 3,300,000        Maricopa County Industrial Development Authority
                        Health Facilities Revenue
                        Catholic Healthcare West-A
                        Series A, BBB+
                        5.375%, 7/01/2023                                             $    3,135,462
       4,500,000        Maricopa County Pollution Control Corporation
                        Pollution Control Revenue
                        Reference Public Service Co-A-RMK, BBB
                        5.750%, 11/01/2022                                                 4,499,775
                                                                                      --------------
                                                                                           7,635,237
                                                                                      --------------

                        CALIFORNIA -- 19.3%
       5,000,000        California State , BBB
                        5.250%, 4/01/2034                                                  4,851,550
       1,395,000        Corona-Norco Unified School District
                        Community Facilities District No. 98-1, AAA
                        5.100%, 9/01/2032                                                  1,370,294
       6,000,000        Foothill/Eastern Corridor Agency
                        California Toll Road Revenue
                        Senior Lien, Series A, AAA
                        5.000%, 1/01/2035                                                  5,799,060
                        Hawaiian Gardens Public Finance Authority
                        Tax Allocation
                        Redevelopment Project No. 1, AAA
       1,505,000        5.250%, 12/01/2022                                                 1,541,662
       1,580,000        5.250%, 12/01/2023                                                 1,611,995
       5,000,000        Norco Redevelopment Agency
                        Reference Project Area No. 1, AAA
                        5.125%, 3/01/2030                                                  4,932,700
       1,000,000        Orange County Community Facilities District
                        Special Tax, No. 03-1-Ladera Ranch
                        Series A, AAA
                        5.625%, 8/15/2034                                                    962,690
       7,000,000        Palm Springs Financing Authority Lease Revenue
                        Convention Center Project
                        Series A, AAA
                        5.500%, 11/01/2035                                                 7,235,690

                       SEE NOTES TO FINANCIAL STATEMENTS

                   TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND

                            PORTFOLIO OF INVESTMENTS

                            MAY 24, 2004 (UNAUDITED)

      PRINCIPAL
       AMOUNT                                                                             VALUE
---------------------                                                                 --------------
     $ 1,350,000        Poway Unified School District
                        Special Tax
                        Community Facilities District Number 6-Area-A, NR
                        6.125%, 9/01/2033                                             $    1,354,550
       5,000,000        Ranch Cucamonga Redevelopment Agency
                        Tax Allocation
                        Rancho Redevelopment Project, AAA
                        5.125%, 9/01/2030                                                  4,932,100
       5,800,000        Walnut Energy Center Authority Revenue
                        Series A, AAA
                        5.000%, 1/01/2029                                                  5,647,576
       1,870,000        William S Hart Joint School
                        Financing Authority Revenue, BBB+
                        5.625%, 9/01/2034                                                  1,842,530
                                                                                      --------------
                                                                                          42,082,397
                                                                                      --------------

                        COLORADO -- 3.0%
       1,355,000        Denver Health & Hospital Authority
                        Healthcare Revenue
                        Series A-ACA-CBI, A
                        5.375%, 12/01/2028                                                 1,278,442
       5,000,000        Northwest Parkway Public Highway Authority Revenue
                        First Tier -- Sub-Series D, BB+
                        7.125%, 6/15/2041                                                  5,235,500
                                                                                      --------------
                                                                                           6,513,942
                                                                                      --------------

                        CONNECTICUT -- 2.2%
       5,000,000        Mohegan Tribe Indians Gaming Authority
                        Public Improvement Priority Distribution, BBB-
                        5.250%, 1/01/2033                                                  4,796,950
                                                                                      --------------

                        FLORIDA -- 2.4%
       5,000,000        Highlands County Health Facilities Authority Revenue
                        Hospital-Adventist Health Systems
                        Series D, A
                        6.000%, 11/15/2025                                                 5,164,050
                                                                                      --------------

                        ILLINOIS -- 5.9%
       4,000,000        Illinois Educational Facilities Authority Revenues
                        University of Chicago
                        Series A, AA
                        5.125%, 7/1/2038                                                   3,914,600

                       SEE NOTES TO FINANCIAL STATEMENTS

                   TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND

                            PORTFOLIO OF INVESTMENTS

                            MAY 24, 2004 (UNAUDITED)

      PRINCIPAL
       AMOUNT                                                                             VALUE
---------------------                                                                 --------------
     $ 7,000,000        Illinois Financial Authority Revenue
                        Northwestern Memorial Hospital
                        Series A, AA+
                        5.500%, 8/15/2043                                             $    6,843,060
       2,000,000        Metropolitan Pier & Exposition Authority
                        Dedicated State Tax Revenue
                        McCormick Place Exposition Project
                        Series A, AA-
                        5.500%, 6/15/2027                                                  1,987,000
                                                                                      --------------
                                                                                          12,744,660
                                                                                      --------------

                        INDIANA -- 0.9%
       2,000,000        Indiana Health Facility Financing Authority Hospital Revenue
                        Deaconess Hospital
                        Obligated -- Series A, AAA
                        5.375%, 3/01/2034                                                  2,010,700
                                                                                      --------------

                        NEW JERSEY -- 1.4%
       3,000,000        New Jersey Health Care Facilities
                        Financing Authority Revenue
                        Saint Elizabeth Hospital Obligated Group, BBB-
                        6.000%, 7/01/2020                                                  2,993,640
                                                                                      --------------

                        NEW YORK -- 2.9%
       2,500,000        New York City Municipal Water Finance Authority
                        Water & Sewer System Revenue
                        Series C, AA
                        5.125%, 6/15/2033                                                  2,457,250
       4,000,000        New York City Trust for Cultural Resources Revenue
                        American Museum of National History
                        Series A, AAA
                        5.000%, 7/01/2036                                                  3,921,440
                                                                                      --------------
                                                                                           6,378,690
                                                                                      --------------

                        OHIO -- 3.1%
       4,000,000        Jackson Local School District, Stark & Summit Counties
                        Construction & Improvement, AAA
                        5.000%, 12/01/2033                                                 3,891,680
       3,000,000        Licking Heights Local School District, NR
                        5.000%, 12/01/2028                                                 2,934,030
                                                                                      --------------
                                                                                           6,825,710
                                                                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                   TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND

                            PORTFOLIO OF INVESTMENTS

                            MAY 24, 2004 (UNAUDITED)

      PRINCIPAL
       AMOUNT                                                                             VALUE
---------------------                                                                 --------------
                        OKLAHOMA -- 2.9%
                        Claremore, Public Works Authority
                        Capital Improvement Revenue
                        Series A, AAA
     $ 1,190,000        5.250%, 6/01/2027                                             $    1,202,495
       5,000,000        5.250%, 6/01/2034                                                  5,032,800
                                                                                      --------------
                                                                                           6,235,295
                                                                                      --------------

                        RHODE ISLAND -- 3.1%
                        Rhode Island State Health & Educational Building
                        Corporation Revenue
                        Hospital Financing Lifespan Obligated Group, BBB
       3,500,000        6.375%, 8/15/2021                                                  3,625,160
       3,000,000        6.500%, 8/15/2032                                                  3,086,310
                                                                                      --------------
                                                                                           6,711,470
                                                                                      --------------
                        SOUTH CAROLINA -- 2.2%
       5,000,000        Lexington County S C Health Services District
                        Income Hospital Revenue, A
                        5.500%, 5/01/2037                                                  4,824,550
                                                                                      --------------

                        TEXAS -- 3.1%
       6,780,000        Richardson Hospital Authority
                        Hospital Refinance & Improvement
                        Richardson Regional, BBB
                        6.000%, 12/01/2034                                                 6,638,705
                                                                                      --------------

                        WASHINGTON -- 1.8%
       4,000,000        Port Tacoma
                        Series A, AAA
                        5.250%, 12/01/2034                                                 3,974,040
                                                                                      --------------
                        TOTAL LONG TERM MUNICIPAL BONDS
                        (Cost $127,023,810)                                              125,530,036
                                                                                      --------------
      NUMBER OF
       SHARES
---------------------
                        COMMON STOCKS -- 35.9%
                        AUTOMOTIVE -- 0.9%
          45,000        DaimlerChrysler AG ADR                                             1,914,750
                                                                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                   TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND

                            PORTFOLIO OF INVESTMENTS

                            MAY 24, 2004 (UNAUDITED)

   NUMBER OF
     SHARES                                                                             VALUE
---------------------                                                                 --------------
                        BANKING AND FINANCE -- 9.9%
          35,000        Australia and New Zealand Banking Group Ltd. ADR              $    2,177,000
          15,000        Bank of America Corp.                                              1,223,250
          40,000        BB&T Corp.                                                         1,413,600
          50,000        Citigroup, Inc.                                                    2,269,000
          30,000        HSBC Holdings PLC ADR                                              2,132,400
         100,000        ING Groep NV ADR                                                   2,180,000
          75,000        New York Community Bancorp, Inc.                                   1,692,000
          42,500        PNC Financial Services Group                                       2,356,625
          60,000        U.S. Bancorp                                                       1,634,400
          47,500        Wachovia Corp.                                                     2,215,875
          50,000        Washington Mutual, Inc.                                            2,176,000
                                                                                      --------------
                                                                                          21,470,150
                                                                                      --------------

                        BEVERAGES, FOOD AND TOBACCO -- 1.9%
          40,000        Altira Group, Inc.                                                 1,796,400
          56,500        Sara Lee Corp.                                                     1,292,720
          30,000        UST, Inc.                                                          1,082,100
                                                                                      --------------
                                                                                           4,171,220
                                                                                      --------------

                        BUILDING AND BUILDING PRODUCTS -- 0.7%
          55,000        Masco Corp.                                                        1,581,250
                                                                                      --------------

                        BUSINESS EQUIPMENT AND SERVICES -- 0.8%
          37,500        Pitney Bowes, Inc.                                                 1,631,250
                                                                                      --------------

                        COMPUTERS & MICRO -- 0.5%
          55,000        Hewlett-Packard Co.                                                1,140,700
                                                                                      --------------

                        COMPUTER -- SOFTWARE AND PERIPHERALS -- 0.5%
          45,000        Microsoft Corp.                                                    1,158,750
                                                                                      --------------

                        CONGLOMERATES -- 0.5%
          37,500        General Electric Co.                                               1,154,250
                                                                                      --------------

                        CONSUMER GOODS AND SERVICES -- 0.7%
          90,000        Mattel, Inc.                                                       1,561,500
                                                                                      --------------

                        FOREST AND PAPER PRODUCTS -- 0.7%
          57,500        MeadWestvaco Corp.                                                 1,550,775
                                                                                      --------------

                        HOUSEHOLD AND PERSONAL CARE PRODUCTS -- 1.3%
          21,500        Kimberly-Clark Corp.                                               1,374,495
          65,000        Newell Rubbermaid, Inc.                                            1,512,550
                                                                                      --------------
                                                                                           2,887,045
                                                                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                   TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND

                            PORTFOLIO OF INVESTMENTS

                            MAY 24, 2004 (UNAUDITED)

   NUMBER OF
     SHARES                                                                             VALUE
---------------------                                                                 --------------
                        INSURANCE -- 1.3%
          30,000        Allstate Corp. (The)                                          $    1,311,000
          40,000        St. Paul Travelers Cos., Inc. (The)                                1,580,800
                                                                                      --------------
                                                                                           2,891,800
                                                                                      --------------

                        MINING -- 0.8%
          17,500        Rio Tino PLC ADR                                                   1,631,875
                                                                                      --------------

                        OIL AND GAS -- 4.7%
          35,000        BP PLC ADR                                                         1,836,450
          23,500        ChevronTexaco Corp.                                                2,118,995
          65,000        KeySpan Corp.                                                      2,278,900
          42,500        Shell Transport & Trading Co. ADR                                  1,831,750
          22,500        Total SA ADR (c)                                                   2,093,175
                                                                                      --------------
                                                                                          10,159,270
                                                                                      --------------

                        PHARMACEUTICALS -- 3.1%
          85,000        Bristol-Myers Squibb Co.                                           2,119,050
          55,000        GlaxoSmithKline PLC ADR                                            2,300,100
          50,000        Merck & Co., Inc.                                                  2,312,500
                                                                                      --------------
                                                                                           6,731,650
                                                                                      --------------

                        PUBLISHING -- 0.8%
          60,000        R.R. Donnelley & Sons Co.                                          1,740,600
                                                                                      --------------

                        TELECOMMUNICATIONS -- 4.4%
          85,000        BEC, Inc. ADR                                                      1,654,950
          77,500        BellSouth Corp.                                                    1,961,525
          62,500        BT Group PLC ADR                                                   2,043,750
          77,500        SBC Communications, Inc.                                           1,874,725
          57,500        Verizon Communications, Inc.                                       2,033,200
                                                                                      --------------
                                                                                           9,568,150
                                                                                      --------------

                        UTILITIES -- GAS AND ELECTRIC -- 1.7%
          34,000        DTE Energy Co.                                                     1,323,280
          52,500        NiSource, Inc.                                                     1,044,750
          28,500        Progress Energy, Inc.                                              1,185,030
                                                                                      --------------
                                                                                           3,553,060
                                                                                      --------------

                        WASTE MANAGEMENT -- 0.7%
          55,000        Waste Management, Inc.                                             1,546,600
                                                                                      --------------
                        TOTAL COMMON STOCKS
                        (Cost $78,968,092)                                                78,044,645
                                                                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                   TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND

                            PORTFOLIO OF INVESTMENTS

                            MAY 24, 2004 (UNAUDITED)

      PRINCIPAL
       AMOUNT                                                                             VALUE
---------------------                                                                 --------------
                        CORPORATE BONDS -- 6.0%
                        AUTOMOTIVE -- 0.3%
     $   500,000        DaimlerChrysler NA Holding, BBB
                        8.500%, 1/18/2031                                             $      554,098
                                                                                      --------------
                        BUILDING AND BUILDING PRODUCTS -- 0.8%
       1,000,000        K Hovnanian Enterprises, BB
                        6.500%, 1/15/2014                                                    910,000
       1,000,000        KB Home, BB+, (a)
                        5.750%, 2/01/14                                                      910,000
                                                                                      --------------
                                                                                           1,820,000
                                                                                      --------------

                        HEALTH AND MEDICAL FACILITIES -- 0.5%
       1,000,000        Triad Hospitals, Inc., B+
                        7.000%, 5/15/2012                                                    995,000
                                                                                      --------------

                        RETAIL -- APPAREL AND SHOES -- 0.5%
       1,000,000        Foot Locker, Inc., BB+
                        8.500%, 1/15/2022                                                  1,060,000
                                                                                      --------------

                        SPECIAL PURPOSE ENTITY -- 3.0%
       5,000,000        Trac-X NA High Yield Series T1, NR, (a)
                        7.375%, 3/25/2009                                                  4,756,250
       2,000,000        Trac-X NA High Yield Series T3, NR, (a)
                        8.000%, 3/25/2009                                                  1,880,000
                                                                                      --------------
                                                                                           6,636,250
                                                                                      --------------

                        TELECOMMUNICATIONS -- 0.5%
       1,000,000        Nextel Communications, Inc., BB
                        6.875%, 10/31/2013                                                   987,500
                                                                                      --------------

                        TRAVEL SERVICES -- 0.4%
       1,000,000        Royal Caribbean Cruises, BB+
                        6.875%, 12/01/2013                                                   971,250
                                                                                      --------------
                        TOTAL CORPORATE BONDS
                        (Cost $13,147,898)                                                13,024,098
                                                                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                   TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND

                            PORTFOLIO OF INVESTMENTS

                            MAY 24, 2004 (UNAUDITED)

      NUMBER OF
       SHARES                                                                             VALUE
---------------------                                                                 --------------
                        PREFERRED STOCKS -- 0.8%
                        REAL ESTATE INVESTMENT TRUSTS -- 0.8%
          20,000        CBL & Associates Properties, Series C, 7.750%, NR             $      499,200
          20,000        Health Care REIT, Inc., Series D, 7.875%, BB+                        508,000
          10,000        Istar Financial, Inc., Series I, 7.500%, B+                          234,700
          20,000        Realty Income Corp., 7.375%, BBB-                                    500,626
                                                                                      --------------
                        TOTAL PREFERRED STOCKS
                        (Cost $1,701,600)                                                  1,742,526
                                                                                      --------------
                        TOTAL LONG TERM INVESTMENTS
                        (Cost $220,841,400)                                              218,341,305
                                                                                      --------------

      PRINCIPAL
       AMOUNT
---------------------
                        SHORT TERM MUNICIPAL BONDS -- 16.5%
                        ILLINOIS -- 1.8%
     $ 3,900,000        Illinois Health Facilities Authority Revenue
                        University of Chicago Hospital Project
                        Series C, AAA/A-1+
                        1.060%, 8/15/2026 VRN                                              3,900,000
                                                                                      --------------

                        NEW JERSEY -- 0.6%
       1,200,000        New Jersey Economic Development Authority
                        Economic Development Revenue
                        Stolthaven Project, Series A, AA/A-1+
                        0.990%, 1/15/2018 VRN                                              1,200,000
                                                                                      --------------

                        NEW YORK -- 8.9%
       3,600,000        New York
                        Sub-Series A-4, AAA/A-1+
                        1.050%, 8/01/2022 VRN                                              3,600,000
       7,800,000        New York City Municipal Water Finance Authority
                        Water & Sewer System Revenue
                        Series A, AAA/A-1+
                        1.050%, 6/15/2025 VRN                                              7,800,000
       8,000,000        New York City Transitional Finance Authority
                        Sub-Series-2A, AA+/A-1+
                        1.050%, 11/01/2022 VRN                                             8,000,000
                                                                                      --------------
                                                                                          19,400,000
                                                                                      --------------

                        NORTH CAROLINA -- 1.8%
       4,000,000        North Carolina State
                        Series D, AAA/A-1+
                        1.050%, 6/01/2019 VRN                                              4,000,000
                                                                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                   TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND

                            PORTFOLIO OF INVESTMENTS

                            MAY 24, 2004 (UNAUDITED)

   PRINCIPAL
     AMOUNT                                                                             VALUE
---------------------                                                                 --------------
                        PENNSYLVANIA -- 1.1%
     $ 2,300,000        Schuylkill County Industrial Development Authority
                        Resource Recovery Revenue
                        Northeastern Power Company-A, AA/A-1+
                        1.060%, 12/01/2022 VRN                                        $    2,300,000
                                                                                      --------------

                        RHODE ISLAND -- 2.3%
       5,000,000        Rhode Island State & Providence Plantations
                        Construction Capital Development Loan
                        Series B, AA-/A-1+
                        1.060%, 8/01/2019 VRN                                              5,000,000
                                                                                      --------------
                        TOTAL SHORT TERM MUNICIPAL BONDS
                        (Cost $35,800,000)                                                35,800,000
                                                                                      --------------
                        TOTAL INVESTMENTS
                        (Cost $256,641,400) (b) -- 116.9%                                254,141,305
                        OTHER ASSETS LESS LIABILITIES -- (16.9%)                         (36,764,953)
                                                                                      --------------
                        NET ASSETS -- 100.0%                                          $  217,376,352
                                                                                      ==============

------------------------

ADR  American Depositary Receipt.

VRN  Variable Rate Note.

      Ratings shown are per Standard & Poor's, securities classified NR are not rated by Standard & Poor's.

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 24, 2004, these securities amounted to $7,546,250 or 3.5% of net assets.

(b) The cost stated also approximates the aggregate cost for Federal income tax purposes. At May 24, 2004 net unrealized depreciation was $2,500,095, (excluding Swaps) based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $983,815 and aggregate gross unrealized depreciation of $3,483,910.

                       SEE NOTES TO FINANCIAL STATEMENTS

                   TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND

                            PORTFOLIO OF INVESTMENTS

                            MAY 24, 2004 (UNAUDITED)

(c) Non-income producing security.

Municipal Industry Sectors
Health Services                                                 30.06%
Leisure & Entertainment                                         11.12%
Utilities                                                       10.22%
General Obligations                                             10.18%
Schools & Educational Services                                   9.49%
Public Improvements                                              6.91%
Economic Development                                             6.86%
Transportation-Revenue                                           3.59%
Energy                                                           3.50%
Highway & Street Construction                                    3.25%
Pollution Control                                                2.79%
Industrial Development                                           1.43%
Special Tax                                                      0.60%
                                                               ------
                                                               100.00%
                                                               ======

                       SEE NOTES TO FINANCIAL STATEMENTS

                   TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                            MAY 24, 2004 (UNAUDITED)

ASSETS
  Investments in securities, at value (cost $256,641,400)...  $254,141,305
  Cash......................................................        51,961
  Receivable for securities sold............................     5,780,859
  Interest and dividends receivable.........................     1,566,566
                                                              ------------
    Total assets............................................   261,540,691
                                                              ------------

LIABILITIES
  Payable for securities purchased..........................    43,527,228
  Offering costs payable....................................       384,962
  Unrealized depreciation on swap transactions..............       111,743
  Advisory fee payable......................................       101,997
  Accrued expenses and other liabilities....................        38,409
                                                              ------------
    Total liabilities.......................................    44,164,339
                                                              ------------
    NET ASSETS..............................................  $217,376,352
                                                              ============

COMPOSITION OF NET ASSETS
  Common shares of beneficial interest:
    Par value $0.01 per share...............................  $    154,070
    Paid in capital.........................................   220,089,243
  Undistributed net investment income.......................       446,997
  Net realized loss on investments..........................      (702,120)
  Net unrealized depreciation on investments and swap
    transactions............................................    (2,611,838)
                                                              ------------
    NET ASSETS..............................................  $217,376,352
                                                              ============

COMMON SHARES
  Net asset value per share ($217,376,352 / 15,407,000
    shares of beneficial interest issued and outstanding)...  $      14.11
                                                              ============

                       SEE NOTES TO FINANCIAL STATEMENTS

                   TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND

                            STATEMENT OF OPERATIONS

        FOR THE PERIOD APRIL 27, 2004* THROUGH MAY 24, 2004 (UNAUDITED)

Investment Income
  Interest..................................................  $397,206
  Dividends (net of foreign withholding taxes of $1,114)....   190,197
                                                              --------
    Total income............................................             $   587,403
                                                                         -----------

Expenses
  Advisory fee..............................................   101,997
  Organization costs........................................    25,000
  Printing expense..........................................     5,102
  Administration fee........................................     4,963
  Trustees' fees............................................     4,931
  Audit fee.................................................     4,592
  Fund accounting fee.......................................     4,235
  Insurance.................................................     3,767
  Legal fees................................................     3,425
  Transfer agent fee........................................     2,163
  Custodian fee.............................................     2,163
  Miscellaneous.............................................     2,041
  Registration fee..........................................     1,027
                                                              --------
    Total expenses..........................................                 165,406
  Reimbursement of organization costs by the advisor........                 (25,000)
                                                                         -----------
    Net expenses............................................                 140,406
                                                                         -----------
    Net investment income...................................                 446,997
                                                                         -----------

Realized and Unrealized Loss on Investments
  Net realized loss on investments..........................                (702,120)
  Net unrealized appreciation (depreciation) on:
    Investments.............................................              (2,500,095)
    Swap transactions.......................................                (111,743)
                                                                         -----------
  Net loss on investments and swap transactions.............              (3,313,958)
                                                                         -----------

Net Decrease in Net Assets Resulting from Operations........             $(2,866,961)
                                                                         ===========

------------------------

*   Commencement of investment operations.

                       SEE NOTES TO FINANCIAL STATEMENTS

                   TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE PERIOD
                                                               APRIL 27, 2004*
                                                                   THROUGH
                                                                 MAY 24, 2004
                                                                 (UNAUDITED)
                                                              ------------------
Increase in Net Assets from Operations
  Net investment income.....................................     $    446,997
  Net realized loss on investments..........................         (702,120)
  Net unrealized depreciation on investments and swap
    transactions............................................       (2,611,838)
                                                                 ------------
    Net decrease in net assets resulting from operations....       (2,866,961)
                                                                 ------------

Capital Share Transactions
  Net proceeds from the issuance of common shares...........      220,605,038
  Common shares' offering expenses charged to
    paid-in-capital.........................................         (462,000)
                                                                 ------------
  Net increase from capital share transactions..............      220,143,038
                                                                 ------------
    Total increase..........................................      217,276,077

Net Assets
  Beginning of period.......................................          100,275
                                                                 ------------
  End of period (including undistributed net investment
    income of $446,997).....................................     $217,376,352
                                                                 ============

------------------------

*   Commencement of investment operations.

                       SEE NOTES TO FINANCIAL STATEMENTS

                   TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

PER SHARE OPERATING PERFORMANCE
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                               FOR THE PERIOD
                                                              APRIL 27, 2004*
                                                                  THROUGH
                                                                MAY 24, 2004
                                                              ----------------
                                                                (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD........................      $  14.33(a)
                                                                  --------
Income from investment operations
  Net investment income.....................................          0.03
  Net realized and unrealized loss..........................         (0.22)
                                                                  --------
    Total from investment operations........................         (0.19)
                                                                  --------
COMMON SHARES' OFFERING EXPENSES CHARGED TO
 PAID-IN-CAPITAL............................................         (0.03)
                                                                  --------
NET ASSET VALUE, END OF PERIOD..............................      $  14.11
                                                                  ========
MARKET VALUE, END OF PERIOD.................................      $  15.00
                                                                  ========
TOTAL INVESTMENT RETURN(B)
  Net asset value...........................................         (1.54)%
  Market value..............................................          0.00%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands).......................      $217,376
Ratio of net expenses to average net assets, before waiver
 (c)........................................................          0.97%
Ratio of net expenses to average net assets, after waiver
 (c)........................................................          0.96%
Ratio of net investment income to average net assets, before
 waiver (c).................................................          3.05%
Ratio of net investment income to average net assets, after
 waiver (c).................................................          3.06%
Portfolio turnover rate.....................................            13%

------------------------

*   Commencement of investment operations.

(a) Before reimbursement of offering expenses charged to capital.

(b) Total investment return based upon market value is calculated assuming a purchase of a common share at the offering price of $15.00 on April 27, 2004 (commencement of investment operations), and a sale at the market price on the last day of the period reported. Total investment return does not reflect brokerage commissions. Dividends and distributions are assumed to be reinvested in accordance with the Fund's dividend reinvestment plan. A return calculated for a period of less than one year is not annualized.

(c) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

                   TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION:

    TS&W/Claymore Tax-Advantaged Balanced Fund (the "Fund") was organized as a Delaware statutory trust on February 12, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and Securities Act of 1933, as amended. The Fund commenced operations on April 27, 2004 upon the sale of 7,000 common shares of beneficial interest to the Adviser for the amount of $100,275.

    Under normal market conditions, the Fund will invest at least 50% but less than 60% of its managed assets in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and which is not a preference item for purposes of the alternative minimum tax (the "Municipal Securities Portfolio") and at least 40% but less than 50% of its managed assets in common stocks, preferred securities and other income securities (the "Equity and Income Securities Portfolio"). Managed assets represent the Fund's total assets, including any assets attributable to the proceeds from any financial leverage, minus liabilities, other than liabilities related to any financial leverage. The liquidation preference of issued preferred shares, if any, is not considered a liability for this purpose.

NOTE 2 -- ACCOUNTING POLICIES:

    The preparation of the financial statement in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

    The following is a summary of significant accounting policies consistently followed by the Fund.

(a) VALUATION OF INVESTMENTS

    Readily marketable portfolio securities listed on the New York Stock Exchange are generally valued at the last sale price at the close of the New York Stock Exchange. If no sales are reported, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Fund's Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in a similar manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Advisor to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Fund's Trustees deem appropriate to reflect fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Trustees believe reflect most closely the value of such securities.

                   TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND

NOTE 2 -- ACCOUNTING POLICIES: (CONTINUED)
    Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Foreign securities are translated from the local currency into U.S. dollars using current exchange rates. The Fund values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the Trustees of the Fund believe accurately reflects fair value. The Fund's securities traded primarily in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of Common Shares have no ability to trade the Common Shares on the NYSE.

    The Fund values certain securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the Board of Trustees believes accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

    Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) SWAPS

    The Fund entered into interest rate swap agreements during the period ended May 24, 2004. The Fund generally invests in swap transactions in order to manage the duration of the Municipal Securities Portfolio. Details of the swap agreements outstanding as of May 24, 2004 were as follows:

                                      NOTIONAL
                        TERMINATION    AMOUNT     FIXED                      UNREALIZED
COUNTERPARTY               DATE        (000)       RATE     FLOATING RATE   DEPRECIATION
------------            -----------   --------   --------   -------------   ------------
Morgan Stanley (a)        08/12/04    $17,200     4.665%    3 Month Libor     $(111,743)

(a) Fund pays the floating rate plus a spread and receives the fixed rate.

NOTE 3 -- INVESTMENT ADVISORY AGREEMENT, INVESTMENT SUB-ADVISORY AGREEMENT AND OTHER AGREEMENTS:

    Pursuant to an Investment Advisory Agreement (the "Agreement") between the Advisor and the Fund, the Advisor is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. In addition to serving as investment adviser of the Fund, the Advisor will provide day-to-day portfolio management of the Fund's assets allocated to the Municipal Securities Portfolio. The Advisor will receive a fee, payable monthly, at an annual rate equal to .70% of the Fund's average daily managed assets.

    The Advisor has entered into an Investment Sub-Advisory agreement with Thompson, Siegel & Walmsley, Inc., the "Sub-Advisor", to act as the investment sub-adviser responsible for day-to-day

                   TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND

NOTE 3 -- INVESTMENT ADVISORY AGREEMENT, INVESTMENT SUB-ADVISORY AGREEMENT AND OTHER AGREEMENTS: (CONTINUED) portfolio management of the Fund's assets allocated to the Equity and Income Securities Portfolio. Under the terms of the investment sub-advisory agreement between the Advisor and the Sub-Advisor, the Advisor pays monthly to the Sub-Advisor a fee at the annual rate of .42% of the Fund's average managed assets attributable to the Equity and Income Securities Portfolio.

    The Bank of New York ("BNY") acts as the Fund's custodian, administrator and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As Administrator, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

NOTE 4 -- FEDERAL INCOME TAXES:

    The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

    The Federal income tax basis of the Fund's investments approximates the cost for financial reporting purposes.

    Information on the components of capital as of May 24, 2004 is as follows:

                           GROSS          GROSS       NET UNREALIZED
                         UNREALIZED     UNREALIZED    DEPRECIATION ON
COST OF INVESTMENTS     APPRECIATION   DEPRECIATION     INVESTMENTS
-------------------     ------------   ------------   ---------------
    $256,641,400          $983,815     $(3,483,910)      $(2,500,095)

NOTE 5 -- INVESTMENTS IN SECURITIES:

    For the period ended May 24, 2004, purchases and sales of investments, other than short-term securities, were $249,095,394 and $27,551,247, respectively.

NOTE 6 -- CAPITAL:

    The Fund currently offers common shares as its only class of shares. The Fund may elect to issue Preferred Shares as part of its leverage strategy. Preferred Shares will have seniority over the common shares.

    The Fund issued 15,000,000 shares of common stock in its initial public offering. These shares were all issued at $14.325 per share after deducting the sales load but before a reimbursement of expenses to the underwriters of $0.005 per share. In connection with the initial public offering of the Fund's common shares, the underwriters were granted an option to purchase additional common shares. On May 18, 2004, the underwriters purchased, at a price of $14.325 per common share (after deducting the sales load but before underwriters' expense reimbursement), 400,000 common shares of the Fund pursuant to the over-allotment option.

    Offering costs, estimated at $462,000 or $0.03 per share, in connection with the issuance of the common shares have been borne by the Fund and were charged to paid-in-capital. The Advisor has

                   TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND

NOTE 6 -- CAPITAL: (CONTINUED)
agreed to pay offering expenses (other than the sales load, but including the reimbursement of expenses to the underwriters) in excess of $0.03 per common share. The Advisor has also agreed to pay the Fund's organizational expenses, which are estimated at $25,000.

    The Fund may use financial leverage through the issuance of Preferred shares. The Fund currently anticipates issuing preferred shares with an aggregate liquidation preference representing approximately 36% of the Fund's total assets after such issuance. The Fund may also borrow or issue debt securities collectively with preferred shares for leveraging purposes up to such limitation and in excess of such limit for temporary purposes, such as settlement of transactions.